UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.18

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 18, 2018

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2018.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB ALL MARKET REAL RETURN PORTFOLIO
Class 1 Shares[1]	5.46%	11.17%
Class 2 Shares[1]	5.59%	11.44%
Class A Shares	5.50%	11.12%
Class C Shares	5.01%	10.12%
Advisor Class Shares[2]	5.44%	11.33%
Class R Shares[2]	5.22%	10.76%
Class K Shares[2]	5.38%	11.05%
Class I Shares[2]	5.65%	11.59%
Class Z Shares[2]	5.66%	11.60%
MSCI AC World Commodity Producers Index (net)	10.51%	21.86%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2018.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For both periods, strategic exposures to commodity futures, diversified inflation equities and global real estate, which strongly underperformed the benchmark, detracted the most from relative performance. Allocations to industrial metals and overlay positions such as inflation swaps contributed over both periods.

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Derivatives were used for hedging and investment purposes. For the six-month period, futures, inflation swaps, total return swaps and written options added to absolute performance; forwards and purchased options detracted. For the 12-month period, forwards, inflation swaps, total return swaps and written options contributed; futures, interest rate swaps and purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

The beginning of the 12-month period ended April 30, 2018, was marked by extreme calm in markets. Characterized by broad and synchronized global growth without rising price pressures, 2017 marked a strong year for almost all major asset classes. Equities rallied strongly, with emerging markets and developed international markets leading the way. Global bond markets posted more modest, yet still positive returns. Inflation assets fared well in an absolute sense, but lagged global equities. Currency movements also played a role, as a weak domestic currency strengthened returns for US dollar-based investors. The second half of 2017 provided a much better backdrop for these assets as inflation surprises started to recover, and energy prices rebounded on evidence of sharp drawdowns in inventories. Furthermore, OPEC extended supply cuts, and the much-awaited US tax reform passed in December; both led to a bullish tailwind in inflation assets.

However, despite 2018 starting with strong performance, risk assets experienced elevated levels of volatility in February and March sending markets lower. Fears in February around accelerating inflation, monetary policy tightening by the US Federal Reserve and technical factors, combined with concerns in March about a potential trade war between the US and China that spooked investors around the globe. Inflation assets had mixed results; after a strong January, commodity futures and producers sold off sharply in February, both on risk-off sentiment and a stronger dollar, as the narrative of “global synchronized growth” was brought into question. Interestingly, gold underperformed despite the risk-off sentiment, as rapidly rising real yields offset the risk premium of safe-haven bids. The notable exception was agricultural commodities, which rallied sharply after a very weak 2017. The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies, and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund

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invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”) and other real estate-related securities.

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for

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hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary,

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DISCLOSURES AND RISKS (continued)

and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	11.17%	11.17%
5 Years	-1.97%	-1.97%
Since Inception[2]	0.92%	0.92%
CLASS 2 SHARES[1]
1 Year	11.44%	11.44%
5 Years	-1.72%	-1.72%
Since Inception[2]	1.18%	1.18%
CLASS A SHARES
1 Year	11.12%	6.34%
5 Years	-2.09%	-2.94%
Since Inception[2]	0.84%	0.31%
CLASS C SHARES
1 Year	10.12%	9.12%
5 Years	-2.81%	-2.81%
Since Inception[2]	0.10%	0.10%
ADVISOR CLASS SHARES[3]
1 Year	11.33%	11.33%
5 Years	-1.84%	-1.84%
Since Inception[2]	1.11%	1.11%
CLASS R SHARES[3]
1 Year	10.76%	10.76%
5 Years	-2.32%	-2.32%
Since Inception[2]	0.60%	0.60%
CLASS K SHARES[3]
1 Year	11.05%	11.05%
5 Years	-2.07%	-2.07%
Since Inception[2]	0.86%	0.86%
CLASS I SHARES[3]
1 Year	11.59%	11.59%
5 Years	-1.73%	-1.73%
Since Inception[2]	1.17%	1.17%
CLASS Z SHARES[3]
1 Year	11.60%	11.60%
Since Inception[2]	-1.02%	-1.02%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 0.87%, 1.32%, 2.07%, 1.06%, 1.64%, 1.33%, 0.90% and 0.87% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 1.13%, 0.86%, 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05% and 1.05% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	7.42%
5 Years	-2.65%
Since Inception[2]	0.55%
CLASS 2 SHARES[1]
1 Year	7.64%
5 Years	-2.41%
Since Inception[2]	0.80%
CLASS A SHARES
1 Year	2.72%
5 Years	-3.63%
Since Inception[2]	-0.07%
CLASS C SHARES
1 Year	5.47%
5 Years	-3.49%
Since Inception[2]	-0.27%
ADVISOR CLASS SHARES[3]
1 Year	7.51%
5 Years	-2.54%
Since Inception[2]	0.72%
CLASS R SHARES[3]
1 Year	6.92%
5 Years	-3.00%
Since Inception[2]	0.23%
CLASS K SHARES[3]
1 Year	7.20%
5 Years	-2.75%
Since Inception[2]	0.49%
CLASS I SHARES[3]
1 Year	7.74%
5 Years	-2.43%
Since Inception[2]	0.79%
CLASS Z SHARES[3]
1 Year	7.74%
Since Inception[2]	-1.79%

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HISTORICAL PERFORMANCE (continued)

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,055.00	$6.32	1.24%	$6.37	1.25%
Hypothetical**	$1,000	$1,018.65	$6.21	1.24%	$6.26	1.25%
Class C
Actual	$1,000	$1,050.10	$10.17	2.00%	$10.17	2.00%
Hypothetical**	$1,000	$1,014.88	$9.99	2.00%	$9.99	2.00%
Advisor Class
Actual	$1,000	$1,054.40	$5.04	0.99%	$5.09	1.00%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%	$5.01	1.00%
Class R
Actual	$1,000	$1,052.20	$7.89	1.55%	$7.89	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%	$7.75	1.55%
Class K
Actual	$1,000	$1,053.80	$6.52	1.28%	$6.52	1.28%
Hypothetical**	$1,000	$1,018.45	$6.41	1.28%	$6.41	1.28%
Class I
Actual	$1,000	$1,056.50	$4.28	0.84%	$4.33	0.85%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%	$4.26	0.85%
Class 1
Actual	$1,000	$1,054.60	$5.55	1.09%	$5.55	1.09%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%	$5.46	1.09%
Class 2
Actual	$1,000	$1,055.90	$4.33	0.85%	$4.33	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%	$4.26	0.85%
Class Z
Actual	$1,000	$1,056.60	$4.28	0.84%	$4.33	0.85%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%	$4.26	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,285.6

1	All data are as of April 30, 2018. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2	The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

April 30, 2018 (unaudited)

1	All data are as of April 30, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Argentina, Austria, Brazil, Chile, Czech Republic, Denmark, Finland, Indonesia, Ireland, Israel, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, South Africa, Switzerland and Turkey.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

April 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$210,907,812	16.4%
Japanese Government CPI Linked Bond Series 21	120,658,551	9.4
Royal Dutch Shell PLC – Class B	42,557,145	3.3
Vanguard Global ex-U.S. Real Estate ETF	31,328,485	2.4
iShares MSCI Global Metals & Mining Producers ETF	24,732,623	1.9
SPDR S&P Bank ETF	23,824,610	1.9
Chevron Corp.	22,378,426	1.8
Vanguard Real Estate ETF	19,518,607	1.5
Exxon Mobil Corp.	18,808,813	1.5
BP PLC	17,099,590	1.3
	$531,814,662	41.4%

1	Long-term investments.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.0%
Real Estate – 24.1%
Diversified Real Estate Activities – 1.5%
Ayala Land, Inc.	1,988,460	$1,562,514
Daito Trust Construction Co., Ltd.	700	116,805
Kerry Properties Ltd.	408,000	1,950,452
Mitsubishi Estate Co., Ltd.	111,600	2,039,215
Mitsui Fudosan Co., Ltd.	251,200	6,434,597
Pakuwon Jati Tbk PT	3,013,500	127,380
Sumitomo Realty & Development Co., Ltd.	65,000	2,582,009
Sun Hung Kai Properties Ltd.	53,000	853,535
UOL Group Ltd.	447,700	2,956,890

		18,623,397

Diversified REITs – 3.5%
Activia Properties, Inc.	479	2,122,597
Armada Hoffler Properties, Inc.	172,470	2,340,418
Dream Global Real Estate Investment Trust	138,750	1,479,409
Empire State Realty Trust, Inc. – Class A	148,570	2,588,089
Fibra Uno Administracion SA de CV	411,593	681,585
Fonciere Des Regions	22,360	2,500,711
GPT Group (The)	732,361	2,655,622
Gramercy Property Trust	167,302	3,931,597
Growthpoint Properties Ltd.	1,383,934	3,230,845
H&R Real Estate Investment Trust	113,750	1,826,804
Hulic Reit, Inc.	1,038	1,602,078
ICADE	40,380	4,012,739
Kenedix Office Investment Corp. – Class A	282	1,729,883
Land Securities Group PLC	193,760	2,630,327
Liberty Property Trust	99,270	4,151,471
Merlin Properties Socimi SA	188,219	2,904,183
Mirvac Group	1,725,070	2,894,977
SA Corporate Real Estate Ltd.	2,837,450	1,086,419

		44,369,754

Health Care REITs – 0.6%
Healthcare Realty Trust, Inc.	77,870	2,167,122
Medical Properties Trust, Inc.	272,460	3,482,039
Sabra Health Care REIT, Inc.	119,100	2,180,721

		7,829,882

Hotel & Resort REITs – 0.9%
Invincible Investment Corp.	1,570	700,835
MGM Growth Properties LLC – Class A	87,250	2,440,382
Park Hotels & Resorts, Inc.	117,480	3,381,074
RLJ Lodging Trust	115,380	2,396,443
Summit Hotel Properties, Inc.	170,349	2,466,654

		11,385,388

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial REITs – 1.9%
Duke Realty Corp.	174,980	$4,741,958
Goodman Group	327,322	2,226,946
Macquarie Mexico Real Estate Management SA de CV(a)	107,408	115,092
PLA Administradora Industrial S de RL de CV(a)	1,614,300	2,586,050
Prologis, Inc.	63,940	4,150,345
Rexford Industrial Realty, Inc.	93,190	2,846,955
Segro PLC	286,932	2,546,163
STAG Industrial, Inc.	139,800	3,434,886
Tritax Big Box REIT PLC	874,090	1,801,312

		24,449,707

Office REITs – 2.8%
Alexandria Real Estate Equities, Inc.	33,442	4,165,870
alstria office REIT-AG	92,560	1,392,490
Brandywine Realty Trust	165,750	2,670,232
CapitaLand Commercial Trust	1,439,600	1,966,777
Champion REIT	1,937,000	1,368,426
Columbia Property Trust, Inc.	103,074	2,201,661
Corporate Office Properties Trust	77,400	2,129,274
Hibernia REIT PLC	443,390	794,589
Investa Office Fund	561,930	1,850,963
Japan Prime Realty Investment Corp.	175	634,688
Japan Real Estate Investment Corp.	123	637,246
JBG SMITH Properties	42,600	1,570,662
Kilroy Realty Corp.	38,790	2,780,079
Mack-Cali Realty Corp.	38,962	668,978
Nippon Building Fund, Inc.	623	3,500,695
Orix JREIT, Inc.	1,307	1,992,282
SL Green Realty Corp.	33,430	3,267,448
Workspace Group PLC	189,580	2,895,505

		36,487,865

Real Estate Development – 2.9%
Agile Group Holdings Ltd.	186,000	366,902
Bumi Serpong Damai Tbk PT	998,100	120,525
China Evergrande Group(a)(b)	385,000	1,219,516
China Jinmao Holdings Group Ltd.	750,000	424,557
China Overseas Land & Investment Ltd.	1,368,790	4,586,311
China Resources Land Ltd.	1,174,874	4,412,504
China SCE Property Holdings Ltd.	5,788,000	2,904,489
China Vanke Co., Ltd. – Class H	174,600	721,595
CIFI Holdings Group Co., Ltd.	6,154,000	4,845,952
Ciputra Development Tbk PT	1,828,887	143,866
CK Asset Holdings Ltd.	921,000	7,950,960
Country Garden Holdings Co., Ltd.	980,000	1,998,283

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Longfor Properties Co., Ltd.	196,150	$586,632
Metrovacesa SA(a)(c)	48,880	878,329
Shimao Property Holdings Ltd.	162,000	428,500
Summarecon Agung Tbk PT	1,408,800	91,149
Sunac China Holdings Ltd.	292,000	1,240,336
Times China Holdings Ltd.	3,158,000	4,612,143

		37,532,549

Real Estate Operating Companies – 2.4%
Aroundtown SA	399,030	3,190,678
BR Malls Participacoes SA	422,615	1,317,354
CA Immobilien Anlagen AG	76,169	2,643,553
Corp. Inmobiliaria Vesta SAB de CV	76,720	110,145
Deutsche Wohnen SE	121,880	5,752,078
Entra ASA(c)	103,768	1,423,118
Fabege AB	157,120	1,809,067
Hongkong Land Holdings Ltd.	444,500	3,212,506
Kungsleden AB	15,528	110,475
Multiplan Empreendimentos Imobiliarios SA	11,780	223,683
Parque Arauco SA	281,980	879,923
SM Prime Holdings, Inc.	1,169,100	770,446
Vonovia SE	147,463	7,388,606
Wharf Real Estate Investment Co., Ltd.	338,000	2,534,239

		31,365,871

Residential REITs – 2.7%
American Campus Communities, Inc.	50,880	1,989,917
American Homes 4 Rent – Class A	197,430	3,988,086
Camden Property Trust	50,910	4,347,714
Essex Property Trust, Inc.	19,910	4,772,228
Independence Realty Trust, Inc.	337,640	3,173,816
Japan Rental Housing Investments, Inc.	2,752	2,140,628
Killam Apartment Real Estate Investment Trust	290,950	3,213,264
Mid-America Apartment Communities, Inc.	37,220	3,404,141
Sun Communities, Inc.	51,647	4,847,071
UNITE Group PLC (The)	232,115	2,664,786

		34,541,651

Retail REITs – 3.0%
Charter Hall Retail REIT	754,920	2,237,170
Fukuoka REIT Corp.	1,193	1,849,186
Japan Retail Fund Investment Corp.	1,053	1,974,162
Kenedix Retail REIT Corp.	827	1,750,475
Klepierre SA	84,656	3,464,866
Link REIT	693,401	6,128,363
National Retail Properties, Inc.(b)	71,040	2,702,362
Regency Centers Corp.	66,230	3,897,635
Retail Opportunity Investments Corp.	145,130	2,496,236

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Simon Property Group, Inc.	76,072	$11,893,096
Westfield Corp.	43,283	299,093

		38,692,644

Specialized REITs – 1.9%
American Tower Corp.	10,030	1,367,691
Crown Castle International Corp.	14,200	1,432,354
CubeSmart	140,070	4,123,661
Digital Realty Trust, Inc.	54,050	5,712,544
EPR Properties	41,180	2,265,724
Equinix, Inc.	5,470	2,301,721
Farmland Partners, Inc.(b)	250,900	1,911,858
Gladstone Land Corp.(b)	161,270	2,032,002
National Storage Affiliates Trust	100,480	2,644,634
Safestore Holdings PLC	105,000	789,759

		24,581,948

		309,860,656

Energy – 17.1%
Integrated Oil & Gas – 11.4%
BP PLC	2,302,058	17,099,590
Chevron Corp.	178,870	22,378,426
Eni SpA	535,060	10,459,568
Exxon Mobil Corp.	241,914	18,808,813
Galp Energia SGPS SA	140,660	2,699,693
LUKOIL PJSC (Sponsored ADR)	74,230	4,891,015
Origin Energy Ltd.(a)	307,440	2,244,550
PetroChina Co., Ltd. – Class H	8,676,000	6,393,077
Petroleo Brasileiro SA (Preference Shares)(a)	464,800	3,047,630
Repsol SA	229,005	4,370,057
Royal Dutch Shell PLC – Class B	1,192,116	42,557,145
TOTAL SA	119,429	7,506,314
YPF SA (Sponsored ADR)	177,680	3,889,415

		146,345,293

Oil & Gas Equipment & Services – 0.6%
C&J Energy Services, Inc.(a)	138,080	4,123,069
Petrofac Ltd.	151,261	1,255,263
Petroleum Geo-Services ASA(a)(b)	430,855	1,854,467
TMK PJSC (GDR)(c)	126,523	633,880

		7,866,679

Oil & Gas Exploration & Production – 4.5%
Aker BP ASA	108,721	3,566,001
Anadarko Petroleum Corp.	117,598	7,916,697
Canadian Natural Resources Ltd. (Toronto)	228,687	8,250,151
CNOOC Ltd.	2,432,000	4,114,246
Concho Resources, Inc.(a)	19,080	2,999,567
Continental Resources, Inc./OK(a)	59,893	3,956,532

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Devon Energy Corp.	165,040	$5,995,903
EOG Resources, Inc.	103,653	12,248,675
Gran Tierra Energy, Inc.(a)	628,430	2,070,376
Inpex Corp.	174,400	2,229,495
SM Energy Co.	182,772	4,377,389

		57,725,032

Oil & Gas Refining & Marketing – 0.6%
Cosan SA Industria e Comercio	100,400	1,140,075
JXTG Holdings, Inc.	638,000	4,158,971
Tupras Turkiye Petrol Rafinerileri AS	105,800	2,704,482

		8,003,528

		219,940,532

Materials – 6.5%
Aluminum – 0.7%
Alcoa Corp.(a)	130,850	6,699,520
Aluminum Corp. of China Ltd. – Class H(a)	4,892,000	2,762,938

		9,462,458

Construction Materials – 0.4%
CRH PLC	28,963	1,028,517
Fletcher Building Ltd.	395,654	1,752,361
Grupo Cementos de Chihuahua SAB de CV	369,417	2,153,050

		4,933,928

Copper – 0.8%
Antofagasta PLC	210,640	2,814,344
First Quantum Minerals Ltd.	252,300	3,635,305
Freeport-McMoRan, Inc.	101,424	1,542,659
Lundin Mining Corp.	186,100	1,232,018
OZ Minerals Ltd.	208,730	1,440,440

		10,664,766

Diversified Metals & Mining – 2.2%
Boliden AB	140,150	4,856,146
Glencore PLC(a)	2,112,126	10,174,098
MMC Norilsk Nickel PJSC (ADR) (London)(b)	216,120	3,683,304
Orocobre Ltd.(a)(b)	150,633	629,799
Rio Tinto PLC	67,510	3,679,693
Sumitomo Metal Mining Co., Ltd.	49,800	2,124,485
Syrah Resources Ltd.(a)(b)	429,209	1,027,611
Vedanta Resources PLC	129,820	1,299,222

		27,474,358

Fertilizers & Agricultural Chemicals – 0.7%
Monsanto Co.	22,490	2,819,571
Mosaic Co. (The)	227,120	6,120,884

		8,940,455

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gold – 0.8%
Agnico Eagle Mines Ltd.	156,967	$6,605,340
Detour Gold Corp.(a)	125,970	910,473
Evolution Mining Ltd.	887,000	2,120,324
Polyus PJSC (GDR)(c)	31,020	983,911
Real Gold Mining Ltd.(a)(d)(e)(f)	811,000	– 0	–

		10,620,048

Metal & Glass Containers – 0.1%
CCL Industries, Inc. – Class B	18,155	880,637

Paper Packaging – 0.1%
Amcor Ltd.	50,124	516,526

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	58,080	1,220,447

Specialty Chemicals – 0.3%
Covestro AG(c)	10,347	940,178
Ecolab, Inc.	8,701	1,259,644
Johnson Matthey PLC	45,689	2,064,886

		4,264,708

Steel – 0.3%
APERAM SA	25,600	1,247,345
Yamato Kogyo Co., Ltd.	97,800	2,883,015

		4,130,360

		83,108,691

Pharmaceuticals & Biotechnology – 1.9%
Biotechnology – 0.7%
AbbVie, Inc.	29,178	2,817,136
Alexion Pharmaceuticals, Inc.(a)	489	57,521
Amgen, Inc.	14,500	2,529,960
Biogen, Inc.(a)	6,769	1,851,999
Vertex Pharmaceuticals, Inc.(a)	11,557	1,770,070

		9,026,686

Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	28,973	1,904,685
Waters Corp.(a)	9,801	1,846,606

		3,751,291

Pharmaceuticals – 0.9%
Astellas Pharma, Inc.	50,100	732,774
Ipsen SA	6,520	1,055,371
Johnson & Johnson	27,779	3,513,766
Novo Nordisk A/S – Class B	8,619	405,334
Roche Holding AG	7,807	1,734,617
Sino Biopharmaceutical Ltd.	280,000	589,626

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sumitomo Dainippon Pharma Co., Ltd.	38,300	$696,554
Taisho Pharmaceutical Holdings Co., Ltd.	6,200	593,034
Zoetis, Inc.	21,338	1,781,296

		11,102,372

		23,880,349

Software & Services – 1.7%
Application Software – 0.7%
Adobe Systems, Inc.(a)	11,105	2,460,868
ANSYS, Inc.(a)	2,700	436,482
Dassault Systemes SE	5,016	650,023
Intuit, Inc.	11,835	2,186,990
Sage Group PLC (The)	121,069	1,053,017
SAP SE	14,250	1,583,254

		8,370,634

Data Processing & Outsourced Services – 0.1%
Automatic Data Processing, Inc.	11,041	1,303,721

Internet Software & Services – 0.2%
Alphabet, Inc. – Class C(a)	1,650	1,678,595
Facebook, Inc. – Class A(a)	2,949	507,228
United Internet AG	15,753	1,018,236

		3,204,059

IT Consulting & Other Services – 0.1%
Atos SE	6,560	885,600
Fujitsu Ltd.	93,000	563,808

		1,449,408

Systems Software – 0.6%
Check Point Software Technologies Ltd.(a)	11,963	1,154,549
Microsoft Corp.	19,863	1,857,588
Red Hat, Inc.(a)	13,574	2,213,376
VMware, Inc. – Class A(a)	15,815	2,107,507

		7,333,020

		21,660,842

Capital Goods – 1.6%
Aerospace & Defense – 0.2%
United Technologies Corp.	19,563	2,350,494

Construction & Engineering – 0.3%
Kajima Corp.	67,000	645,484
Shimizu Corp.	200,300	1,981,732
Taisei Corp.	13,200	712,086

		3,339,302

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Components & Equipment – 0.2%
ABB Ltd. (REG)	50,723	$1,182,635
Legrand SA	13,341	1,038,102
Schneider Electric SE (Paris)	8,078	732,225

		2,952,962

Industrial Conglomerates – 0.3%
3M Co.	11,084	2,154,619
Hopewell Holdings Ltd.	264,500	938,265
Jardine Strategic Holdings Ltd.	15,800	597,956

		3,690,840

Industrial Machinery – 0.5%
Atlas Copco AB – Class A	16,225	634,500
Atlas Copco AB – Class B	14,621	518,219
Graco, Inc.	40,990	1,803,150
Middleby Corp. (The)(a)	14,041	1,766,920
Stanley Black & Decker, Inc.	13,228	1,872,953

		6,595,742

Trading Companies & Distributors – 0.1%
Ferguson PLC	15,629	1,196,354
Mitsubishi Corp.	29,200	805,206

		2,001,560

		20,930,900

Diversified Financials – 1.3%
Asset Management & Custody Banks – 0.5%
BlackRock, Inc. – Class A	100	52,150
CI Financial Corp.	12,637	265,938
IGM Financial, Inc.	28,957	888,816
Schroders PLC	23,639	1,069,441
State Street Corp.	20,868	2,082,209
T Rowe Price Group, Inc.	18,963	2,158,369

		6,516,923

Consumer Finance – 0.2%
American Express Co.	24,173	2,387,084
Discover Financial Services	5,646	402,277

		2,789,361

Diversified Capital Markets – 0.2%
Investec PLC	137,224	1,085,547
Macquarie Group Ltd.	9,715	791,173

		1,876,720

Financial Exchanges & Data – 0.1%
ASX Ltd.	16,226	713,340

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Singapore Exchange Ltd.	100,500	$582,801

		1,296,141

Investment Banking & Brokerage – 0.3%
Charles Schwab Corp. (The)	42,083	2,343,182
Raymond James Financial, Inc.	21,651	1,943,177

		4,286,359

		16,765,504

Banks – 1.3%
Diversified Banks – 0.9%
JPMorgan Chase & Co.	36,262	3,944,580
Komercni banka as	8,478	365,777
Nordea Bank AB	108,354	1,102,031
Svenska Handelsbanken AB – Class A	86,831	968,362
Swedbank AB – Class A	43,922	954,129
Toronto-Dominion Bank (The)	24,311	1,365,369
Unicaja Banco SA(a)(c)	970,050	1,759,395
US Bancorp	14,017	707,158

		11,166,801

Regional Banks – 0.2%
Chiba Bank Ltd. (The)	79,000	637,405
Cullen/Frost Bankers, Inc.	6,537	748,160
Seven Bank Ltd.	185,400	622,473
SVB Financial Group(a)	3,401	1,018,974

		3,027,012

Thrifts & Mortgage Finance – 0.2%
Aareal Bank AG	47,430	2,372,401

		16,566,214

Retailing – 1.0%
Apparel Retail – 0.0%
Shimamura Co., Ltd.	4,000	465,493

Automotive Retail – 0.0%
USS Co., Ltd.	16,100	338,105

Distributors – 0.1%
Jardine Cycle & Carriage Ltd.	22,700	584,044

General Merchandise Stores – 0.1%
Dollarama, Inc.	7,388	850,459

Home Improvement Retail – 0.5%
Home Depot, Inc. (The)	17,201	3,178,745
Kingfisher PLC	269,251	1,122,892
Lowe’s Cos., Inc.	24,753	2,040,390

		6,342,027

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.(a)	923	$1,445,538
Expedia Group, Inc.	10,129	1,166,253

		2,611,791

Specialty Stores – 0.1%
JD Sports Fashion PLC	213,942	1,147,653

		12,339,572

Food Beverage & Tobacco – 0.9%
Brewers – 0.1%
Carlsberg A/S – Class B	8,613	963,207
Tsingtao Brewery Co., Ltd. – Class H	100,000	517,739

		1,480,946

Distillers & Vintners – 0.1%
Davide Campari-Milano SpA	118,801	889,931
Treasury Wine Estates Ltd.	4,831	69,006

		958,937

Packaged Foods & Meats – 0.4%
Chocoladefabriken Lindt & Spruengli AG (REG)(a)	10	758,469
Danone SA	2,459	199,193
Mondelez International, Inc. – Class A	47,779	1,887,271
Tyson Foods, Inc. – Class A	17,300	1,212,730
Yamazaki Baking Co., Ltd.	30,700	672,248

		4,729,911

Soft Drinks – 0.1%
Coca-Cola HBC AG(a)	30,479	1,021,071
PepsiCo, Inc.	3,334	336,534
Suntory Beverage & Food Ltd.	13,600	669,255

		2,026,860

Tobacco – 0.2%
Philip Morris International, Inc.	27,574	2,261,068

		11,457,722

Health Care Equipment & Services – 0.6%
Health Care Distributors – 0.1%
Henry Schein, Inc.(a)	12,564	954,864

Health Care Equipment – 0.3%
Cochlear Ltd.	5,005	728,376
Stryker Corp.	13,144	2,226,856
Varian Medical Systems, Inc.(a)	7,386	853,748

		3,808,980

Health Care Facilities – 0.1%
Chartwell Retirement Residences	163,730	1,888,579

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Services – 0.1%
Fresenius SE & Co. KGaA	15,002	$1,142,466

		7,794,889

Transportation – 0.6%
Air Freight & Logistics – 0.1%
FedEx Corp.	3,130	773,736
Kuehne & Nagel International AG (REG)	5,849	910,665

		1,684,401

Airport Services – 0.3%
Sydney Airport	567,860	3,040,370

Highways & Railtracks – 0.1%
Transurban Group	84,746	738,451

Trucking – 0.1%
Landstar System, Inc.	16,734	1,701,011

		7,164,233

Food & Staples Retailing – 0.5%
Drug Retail – 0.1%
Jean Coutu Group PJC, Inc. (The) – Class A	45,920	879,452
Tsuruha Holdings, Inc.	4,500	645,930

		1,525,382

Food Distributors – 0.0%
Sysco Corp.	2,571	160,790

Food Retail – 0.2%
Dairy Farm International Holdings Ltd.	73,100	613,867
Koninklijke Ahold Delhaize NV	48,195	1,162,679
Woolworths Group Ltd.	38,812	811,783

		2,588,329

Hypermarkets & Super Centers – 0.2%
Walmart, Inc.	25,814	2,283,507

		6,558,008

Utilities – 0.5%
Electric Utilities – 0.4%
AusNet Services	503,942	650,530
Kansai Electric Power Co., Inc. (The)	52,300	731,769
Kyushu Electric Power Co., Inc.	53,900	667,822
Pinnacle West Capital Corp.	14,443	1,162,662
Xcel Energy, Inc.	45,476	2,130,096

		5,342,879

Gas Utilities – 0.1%
Hong Kong & China Gas Co., Ltd.	316,000	660,265

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-Utilities – 0.0%
Consolidated Edison, Inc.	5,670	$454,337

		6,457,481

Consumer Services – 0.5%
Casinos & Gaming – 0.1%
Aristocrat Leisure Ltd.	37,125	744,749

Hotels, Resorts & Cruise Lines – 0.2%
Shangri-La Asia Ltd.	282,000	548,804
Wyndham Worldwide Corp.	17,227	1,967,496

		2,516,300

Leisure Facilities – 0.0%
Merlin Entertainments PLC(c)	30,805	155,834

Restaurants – 0.2%
McDonald’s Corp.	14,536	2,433,908
Sodexo SA	4,590	454,540

		2,888,448

		6,305,331

Household & Personal Products – 0.5%
Household Products – 0.2%
Colgate-Palmolive Co.	24,085	1,571,064
Henkel AG & Co. KGaA	4,317	513,911

		2,084,975

Personal Products – 0.3%
Estee Lauder Cos., Inc. (The) – Class A	14,346	2,124,499
L’Oreal SA	5,357	1,289,910
Pola Orbis Holdings, Inc.	14,900	650,081

		4,064,490

		6,149,465

Technology Hardware & Equipment – 0.4%
Communications Equipment – 0.4%
Cisco Systems, Inc.	71,163	3,151,809
F5 Networks, Inc.(a)	13,475	2,197,638

		5,349,447

Media – 0.4%
Broadcasting – 0.1%
Discovery, Inc. – Class A(a)(b)	72,217	1,707,932

Cable & Satellite – 0.2%
Eutelsat Communications SA	47,454	1,027,711
Liberty Global PLC – Class A(a)	52,645	1,586,720

		2,614,431

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Publishing – 0.1%
Schibsted ASA – Class B	36,764	$989,111

		5,311,474

Consumer Durables & Apparel – 0.4%
Apparel, Accessories & Luxury Goods – 0.2%
Luxottica Group SpA	16,038	1,000,539
LVMH Moet Hennessy Louis Vuitton SE	4,527	1,575,450

		2,575,989

Homebuilding – 0.2%
Construtora Tenda SA(a)	155,300	1,130,881
Corp. GEO SAB de CV Series B(a)	1,321	52
Cyrela Brazil Realty SA Empreendimentos e Participacoes	36,100	143,238
Desarrolladora Homex SAB de CV(a)	1,590	15
MRV Engenharia e Participacoes SA	282,950	1,211,535
Urbi Desarrollos Urbanos SAB de CV(a)	172	58

		2,485,779

		5,061,768

Automobiles & Components – 0.3%
Auto Parts & Equipment – 0.1%
Magna International, Inc. – Class A	11,055	652,908

Automobile Manufacturers – 0.2%
Fiat Chrysler Automobiles NV(a)	47,670	1,059,169
Ford Motor Co.	197,348	2,218,191
General Motors Co.	7,953	292,193

		3,569,553

		4,222,461

Semiconductors & Semiconductor Equipment – 0.3%
Semiconductor Equipment – 0.2%
Applied Materials, Inc.	36,167	1,796,415
KLA-Tencor Corp.	2,617	266,254

		2,062,669

Semiconductors – 0.1%
Maxim Integrated Products, Inc.	9,716	529,522
STMicroelectronics NV	38,209	834,070

		1,363,592

		3,426,261

Insurance – 0.2%
Life & Health Insurance – 0.1%
CNP Assurances	37,750	966,919

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Legal & General Group PLC		320,116	$1,185,625

			2,152,544

Multi-line Insurance – 0.1%
Sampo Oyj – Class A		19,385	1,048,372

			3,200,916

Information Technology – 0.2%
Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.		17,883	2,955,344
Ricoh Co., Ltd.		16,200	158,295

			3,113,639

Commercial & Professional Services – 0.2%
Diversified Support Services – 0.0%
ISS A/S		1,247	43,488

Research & Consulting Services – 0.2%
RELX NV		49,006	1,042,707
RELX PLC		52,708	1,126,528

			2,169,235

Security & Alarm Services – 0.0%
Prosegur Cia de Seguridad SA		58,313	440,799

			2,653,522

Telecommunication Services – 0.0%
Integrated Telecommunication Services – 0.0%
HKT Trust & HKT Ltd. – Class SS		471,000	619,688

Total Common Stocks (cost $744,181,828)			809,899,565

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 25.8%
Japan – 9.4%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	12,478,613	120,658,551

United States – 16.4%
U.S. Treasury Inflation Index 0.125%, 4/15/22 (TIPS)	$	162,878	159,518,372

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

1.125%, 1/15/21 (TIPS)(g)	$	50,552	$51,389,440

			210,907,812

Total Inflation-Linked Securities (cost $332,692,903)			331,566,363

		Shares
INVESTMENT COMPANIES – 8.2%
Funds and Investment Trusts – 8.2%(h)
iShares Global Timber & Forestry ETF		77,970	6,264,889
iShares MSCI Global Metals & Mining Producers ETF		721,278	24,732,623
SPDR S&P Bank ETF(b)		496,760	23,824,610
Vanguard Global ex-U.S. Real Estate ETF		511,569	31,328,485
Vanguard Real Estate ETF		256,520	19,518,607

Total Investment Companies (cost $102,991,394)			105,669,214

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2018; Contracts: 2,422; Exercise Price: USD 261.00; Counterparty: Morgan Stanley & Co.(a) (premiums paid $566,839)	USD	242,200	479,556

		Shares
WARRANTS – 0.0%
Real Estate – 0.0%
Diversified Real Estate Activities – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(a) (cost $0)		12,100	247

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(h)(i)(j) (cost $26,633,695)		26,633,695	26,633,695

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $1,207,066,659)		$1,274,248,640

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.6%
Investment Companies – 2.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(h)(i)(j) (cost $33,347,722)	33,347,722	33,347,722

Total Investments – 101.7% (cost $1,240,414,381)		1,307,596,362

Other assets less liabilities – (1.7)%		(22,071,474)

Net Assets – 100.0%		$1,285,524,888

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Bcom Commodity Index Futures	2,843	June 2018	USD	284		$25,324,439	$25,444,850	$120,411
Brent Crude Futures	161	June 2018	USD	161		11,761,343	11,941,370	180,027
Cattle Feeder Futures	46	May 2018	USD	2,300		3,203,162	3,224,025	20,863
Cocoa Futures	354	May 2018	GBP	4		8,879,594	9,045,245	165,651
Cocoa Futures	492	July 2018	GBP	5		12,657,467	12,903,252	245,785
Coffee C Futures	78	July 2018	USD	2,925		3,385,943	3,591,900	205,957
Coffee Robusta Futures	201	July 2018	USD	2		3,483,886	3,529,560	45,674
Copper Futures	17	July 2018	USD	425		1,327,743	1,306,450	(21,293)
Corn Futures	257	July 2018	USD	1,285		4,980,139	5,149,638	169,499
Gasoline RBOB Futures	148	May 2018	USD	6,216		12,821,625	13,245,053	423,428
Gold 100 OZ Futures	38	June 2018	USD	4		5,120,858	5,012,960	(107,898)
Live Cattle Futures	24	June 2018	USD	960		1,069,400	1,018,560	(50,840)
LME Primary Aluminum Futures	80	May 2018	USD	2		4,196,712	4,527,000	330,288
LME Zinc Futures	20	May 2018	USD	1		1,641,153	1,564,375	(76,778)
LME Zinc Futures	9	July 2018	USD	0	**	702,928	703,688	760
Natural Gas Futures	485	May 2018	USD	4,850		13,435,994	13,400,550	(35,444)
Natural Gas Futures	227	July 2018	USD	2,270		6,428,870	6,371,889	(56,981)
Soybean Meal Futures	91	July 2018	USD	9		3,446,440	3,583,580	137,140

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
U.S. T-Note 10 Yr (CBT) Futures	122	June 2018	USD	12,200	$14,746,918	$14,594,250	$(152,668)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	49	June 2018	JPY	4,900,000	67,547,271	67,520,673	26,598
10 Yr Mini Japan Government Bond Futures	167	June 2018	JPY	1,670,000	23,030,305	23,021,314	8,991
Cocoa Futures	532	July 2018	USD	5	14,698,036	15,029,000	(330,964)
Cocoa Futures	314	September 2018	USD	3	8,783,039	8,886,200	(103,161)
Cotton No.2 Futures	102	July 2018	USD	5,100	4,209,997	4,275,840	(65,843)
LME Primary Aluminum Futures	80	May 2018	USD	2	4,645,569	4,527,000	118,569
LME Zinc Futures	20	May 2018	USD	1	1,591,550	1,564,375	27,175
U.S. T-Note 5 Yr (CBT) Futures	602	June 2018	USD	102,000	116,309,218	115,777,969	531,249

							$1,756,195

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	9,838	JPY	1,043,000	6/19/18	$(266,104)
Bank of America, NA	TWD	979,026	USD	33,768	6/07/18	622,886
Bank of America, NA	GBP	526	USD	743	6/19/18	17,241
Bank of America, NA	TRY	15,650	USD	3,988	6/19/18	192,103
Bank of America, NA	USD	11,119	CHF	10,596	6/19/18	(383,508)
Bank of America, NA	USD	19,295	GBP	13,719	6/19/18	(364,939)
Bank of America, NA	USD	13,852	TRY	54,353	6/19/18	(667,176)
Barclays Bank PLC	BRL	1,753	USD	504	5/03/18	3,177
Barclays Bank PLC	USD	529	BRL	1,753	5/03/18	(28,840)
Barclays Bank PLC	RUB	226,373	USD	3,651	5/17/18	62,587
Barclays Bank PLC	USD	10,217	RUB	633,417	5/17/18	(175,125)
Barclays Bank PLC	USD	8,747	TWD	254,534	6/07/18	(129,662)
Barclays Bank PLC	CHF	10,615	USD	10,766	6/19/18	10,494
Barclays Bank PLC	GBP	25,457	USD	35,482	6/19/18	354,576
Barclays Bank PLC	MXN	85,390	USD	4,532	6/19/18	217
Barclays Bank PLC	NOK	42,824	USD	5,509	6/19/18	162,327

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,582	CAD	2,033	6/19/18	$3,603
Barclays Bank PLC	USD	25,344	MXN	477,472	6/19/18	(1,215)
Barclays Bank PLC	USD	8,419	NOK	65,442	6/19/18	(248,063)
Barclays Bank PLC	USD	4,029	SGD	5,289	6/19/18	(36,530)
Barclays Bank PLC	CLP	8,425,804	USD	14,125	6/21/18	389,758
BNP Paribas SA	USD	5,836	AUD	7,439	6/19/18	(235,119)
BNP Paribas SA	USD	20,483	JPY	2,234,290	6/19/18	21,224
Citibank, NA	USD	769	TWD	22,320	6/07/18	(13,522)
Citibank, NA	USD	3,899	CHF	3,676	6/19/18	(174,918)
Citibank, NA	USD	1,106	JPY	117,482	6/19/18	(27,464)
Citibank, NA	KRW	8,346,066	USD	7,849	7/26/18	35,813
Citibank, NA	USD	1,813	KRW	1,927,712	7/26/18	(8,272)
Credit Suisse International	BRL	1,753	USD	500	5/03/18	29
Credit Suisse International	USD	504	BRL	1,753	5/03/18	(3,177)
Credit Suisse International	INR	1,014,368	USD	15,551	5/17/18	315,677
Credit Suisse International	USD	38,913	INR	2,547,030	5/17/18	(658,426)
Credit Suisse International	USD	499	BRL	1,753	6/04/18	(227)
Credit Suisse International	USD	2,317	TWD	67,448	6/07/18	(33,960)
Credit Suisse International	CAD	38,550	USD	30,017	6/19/18	(40,421)
Credit Suisse International	CHF	30,446	USD	32,385	6/19/18	1,537,348
Credit Suisse International	CZK	55,829	USD	2,718	6/19/18	76,922
Credit Suisse International	EUR	14,463	USD	17,951	6/19/18	422,895
Credit Suisse International	MXN	327,675	USD	17,681	6/19/18	288,596
Credit Suisse International	NOK	243,352	USD	31,296	6/19/18	911,076
Credit Suisse International	NZD	19,204	USD	13,865	6/19/18	355,257
Credit Suisse International	PLN	29,044	USD	8,457	6/19/18	176,929
Credit Suisse International	SEK	383,702	USD	45,220	6/19/18	1,243,173
Credit Suisse International	USD	6,533	AUD	8,611	6/19/18	(49,181)
Credit Suisse International	USD	1,010	CHF	951	6/19/18	(46,780)
Credit Suisse International	USD	18,429	EUR	14,904	6/19/18	(367,112)
Credit Suisse International	USD	55,211	NOK	438,097	6/19/18	(509,771)
Credit Suisse International	USD	9,949	NZD	13,783	6/19/18	(252,937)
Credit Suisse International	USD	32,598	SEK	271,153	6/19/18	(1,520,194)
Credit Suisse International	ZAR	94,378	USD	7,795	6/19/18	270,771
Deutsche Bank AG	HUF	2,211,285	USD	8,801	6/19/18	264,454
Deutsche Bank AG	PLN	17,507	USD	5,128	6/19/18	137,048
Deutsche Bank AG	COP	33,055,206	USD	12,184	6/21/18	423,396
Deutsche Bank AG	USD	216	COP	584,763	6/21/18	(7,490)
Goldman Sachs Bank USA	PHP	489,025	USD	9,356	5/30/18	(98,394)
Goldman Sachs Bank USA	USD	46,373	PHP	2,432,929	5/30/18	662,202
Goldman Sachs Bank USA	EUR	20,855	USD	25,404	6/19/18	129,458
Goldman Sachs Bank USA	GBP	12,994	USD	17,964	6/19/18	33,882
Goldman Sachs Bank USA	USD	2,212	AUD	2,857	6/19/18	(60,896)
Goldman Sachs Bank USA	USD	16,581	CAD	21,165	6/19/18	(78,691)
Goldman Sachs Bank USA	USD	21,005	GBP	15,231	6/19/18	12,027
Goldman Sachs Bank USA	USD	10,042	MXN	192,917	6/19/18	197,742
Goldman Sachs Bank USA	USD	5,921	PLN	20,156	6/19/18	(174,663)
Goldman Sachs Bank USA	USD	13,236	TRY	54,950	6/19/18	93,913
Goldman Sachs Bank USA	USD	5,119	TRY	20,142	6/19/18	(233,246)
Goldman Sachs Bank USA	ZAR	58,416	USD	4,771	6/19/18	113,627
Goldman Sachs Bank USA	USD	6,536	IDR	90,706,464	7/26/18	(82,137)
JPMorgan Chase Bank, NA	EUR	3,381	USD	4,163	6/19/18	65,385
JPMorgan Chase Bank, NA	USD	21,713	GBP	15,569	6/19/18	(229,570)
JPMorgan Chase Bank, NA	USD	1,585	ZAR	19,158	6/19/18	(57,373)
JPMorgan Chase Bank, NA	USD	526	IDR	7,296,674	7/26/18	(6,759)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	JPY	14,238,880	USD	134,111	6/19/18	$3,439,001
Morgan Stanley & Co., Inc.	SEK	244,511	USD	29,793	6/19/18	1,768,867
Morgan Stanley & Co., Inc.	USD	1,835	HKD	14,341	6/19/18	(5,622)
Morgan Stanley & Co., Inc.	USD	17,436	JPY	1,851,194	6/19/18	(447,104)
Royal Bank of Scotland PLC	USD	13,473	EUR	10,862	6/19/18	(309,358)
Royal Bank of Scotland PLC	PEN	102,662	USD	31,752	6/21/18	238,668
State Street Bank & Trust Co.	DKK	17,920	USD	2,986	6/19/18	71,232
State Street Bank & Trust Co.	EUR	600	USD	742	6/19/18	15,079
State Street Bank & Trust Co.	NZD	1,427	USD	1,028	6/19/18	24,577
State Street Bank & Trust Co.	THB	422,402	USD	13,420	6/19/18	18,774
State Street Bank & Trust Co.	USD	4,223	EUR	3,381	6/19/18	(125,747)
State Street Bank & Trust Co.	USD	1,593	THB	49,675	6/19/18	(16,672)
State Street Bank & Trust Co.	ZAR	10,310	USD	866	6/19/18	44,476
State Street Bank & Trust Co.	MYR	15,471	USD	4,002	7/12/18	90,442
State Street Bank & Trust Co.	USD	5,248	MYR	20,642	7/12/18	(28,357)
UBS AG	JPY	2,498,256	USD	23,447	6/19/18	520,232
UBS AG	USD	2,985	DKK	17,920	6/19/18	(69,780)
UBS AG	USD	14,167	JPY	1,503,318	6/19/18	(370,907)
UBS AG	CNY	41,735	USD	6,608	7/19/18	36,448
UBS AG	USD	4,420	CNY	27,915	7/19/18	(24,379)

						$7,205,821

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust	Morgan Stanley & Co.	4,844	USD	247.00	May 2018	USD	484	$329,201	$(164,696)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	172,300	4/15/22	2.285%	CPI	#	Maturity/Maturity	$269,917
Citibank, NA	USD	7,920	3/08/21	2.200%	CPI	#	Maturity/Maturity	6,588
Deutsche Bank AG	USD	66,990	3/20/21	2.221%	CPI	#	Maturity/Maturity	(46,243)
Deutsche Bank AG	USD	12,504	3/26/25	2.170%	CPI	#	Maturity/Maturity	129,611
HSBC Bank USA	USD	247,500	4/15/21	2.265%	CPI	#	Maturity/Maturity	244,230
JPMorgan Chase Bank, NA	USD	11,499	3/30/25	2.170%	CPI	#	Maturity/Maturity	120,386
JPMorgan Chase Bank, NA	USD	76,719	4/01/25	2.170%	CPI	#	Maturity/Maturity	797,569

								$1,522,058

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Commodity Hedging Insights 2 Index	208,142	0.02%	Quarterly	USD	40,953	9/17/18	$(1,391,677)
Barclays Commodity Strategy 1673 Index	31,409	0.30%	Quarterly	USD	17,469	9/17/18	628,133
Barclays Commodity Strategy 1673 Index	6,728	0.30%	Maturity	USD	3,905	9/17/18	(27,427)
Citibank, NA
STOXX Europe 600 banks Net Return	48,026	EURIBOR Minus 0.62%	Maturity	EUR	21,083	5/15/18	(755,637)
Goldman Sachs International
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	70,633	0.00%	Quarterly	USD	7,043	9/17/18	92,665
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	45,808	0.00%	Quarterly	USD	4,568	9/17/18	59,922
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	289,407	0.12%	Maturity	USD	60,463	6/15/18	218,666
Bloomberg Petroleum Subindex 3 Month Forward	93,200	0.11%	Maturity	USD	39,175	6/15/18	5,115,459
Bloomberg Petroleum Subindex 3 Month Forward	34,760	0.11%	Maturity	USD	15,423	6/15/18	1,095,860
Bloomberg Precious Metals Subindex 3 Month Forward	294,617	0.11%	Maturity	USD	53,524	6/15/18	(206,120)
Bloomberg Softs Subindex 3 Month Forward	10,563	0.18%	Quarterly	USD	769	6/15/18	5,430
Bloomberg Softs Subindex 3 Month Forward	307,763	0.18%	Maturity	USD	23,452	6/15/18	(886,475)
JPMorgan Cross Sectional Momentum R	84,595	0.48%	Quarterly	USD	18,485	9/17/18	267,122
JPMorgan Cross Sectional Momentum R	1,178	0.48%	Maturity	USD	265	9/17/18	(3,680)
JPMorgan JMABRF34 Index	24,321	0.60%	Quarterly	USD	42,282	9/17/18	131,671
JPMorgan RCI – 24 Alpha	60,308	0.50%	Quarterly	USD	16,674	9/17/18	105,168

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan RCI – 24 Alpha	8,091	0.50%	Maturity	USD	2,274	9/17/18	$(21,359)
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	1,300,678	0.15%	Maturity	USD	84,446	6/15/18	1,463,510
Bloomberg Grains Subindex 3 Month Forward	15,542	0.15%	Quarterly	USD	1,020	6/15/18	6,548
Bloomberg Livestock Subindex 3 Month Forward	7,209	0.16%	Quarterly	USD	1,020	6/15/18	(12,100)
Bloomberg Livestock Subindex 3 Month Forward	134,349	0.16%	Maturity	USD	19,966	6/15/18	(1,181,660)

							$4,704,019

**	Notional amount less than $500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $6,774,645 or 0.5% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar	KRW – South Korean Won
BRL – Brazilian Real	MXN – Mexican Peso
CAD – Canadian Dollar	MYR – Malaysian Ringgit
CHF – Swiss Franc	NOK – Norwegian Krone
CLP – Chilean Peso	NZD – New Zealand Dollar
CNY – Chinese Yuan Renminbi	PEN – Peruvian Sol
COP – Colombian Peso	PHP – Philippine Peso
CZK – Czech Koruna	PLN – Polish Zloty
DKK – Danish Krone	RUB – Russian Ruble
EUR – Euro	SEK – Swedish Krona
GBP – Great British Pound	SGD – Singapore Dollar
HKD – Hong Kong Dollar	THB – Thailand Baht
HUF – Hungarian Forint	TRY – Turkish Lira
IDR – Indonesian Rupiah	TWD – New Taiwan Dollar
INR – Indian Rupee	USD – United States Dollar
JPY – Japanese Yen	ZAR – South African Rand

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:
ADR – American Depositary Receipt
CBT – Chicago Board of Trade
CPI – Consumer Price Index
ETF – Exchange Traded Fund
EURIBOR – Euro Interbank Offered Rate
GDR – Global Depositary Receipt
LME – London Metal Exchange
MSCI – Morgan Stanley Capital International
OSE – Osaka Securities Exchange
PJSC – Public Joint Stock Company
RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)
REG – Registered Shares
REIT – Real Estate Investment Trust
SPDR – Standard & Poor’s Depository Receipt
TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,180,432,964)	$1,247,614,945 (a)
Affiliated issuers (cost $59,981,417—including investment of cash collateral for securities loaned of $33,347,722)	59,981,417
Cash collateral due from broker	7,869,941
Foreign currencies, at value (cost $11,369,233)	11,245,430
Unrealized appreciation on forward currency exchange contracts	15,875,609
Unrealized appreciation on total return swaps	9,190,154
Unaffiliated dividends and interest receivable	2,436,798
Unrealized appreciation on inflation swaps	1,568,301
Receivable for variation margin on futures	1,053,057
Receivable for capital stock sold	672,525
Receivable for investment securities sold and foreign currency transactions	364,803
Affiliated dividends receivable	35,235
Receivable for terminated total return swaps	56

Total assets	1,357,908,271

Liabilities
Options written, at value (premiums received $329,201)	164,696
Payable for collateral received on securities loaned	33,347,722
Payable for investment securities purchased	20,352,743
Unrealized depreciation on forward currency exchange contracts	8,669,788
Unrealized depreciation on total return swaps	4,486,135
Cash collateral due to broker	3,308,000
Payable for capital stock redeemed	1,027,646
Management fee payable	748,544
Distribution fee payable	138,645
Unrealized depreciation on inflation swaps	46,243
Transfer Agent fee payable	23,913
Administrative fee payable	20,992
Directors’ fees payable	3,030
Accrued expenses and other liabilities	45,286

Total liabilities	72,383,383

Net Assets	$1,285,524,888

Composition of Net Assets
Capital stock, at par	$143,344
Additional paid-in capital	1,245,597,331
Distributions in excess of net investment income	(11,174,525)
Accumulated net realized loss on investment and foreign currency transactions	(31,270,901)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	82,229,639

$1,285,524,888

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, .001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,561,292	1,380,806	$9.10	*

C	$1,560,767	171,806	$9.08

Advisor	$27,783,870	3,064,924	$9.07

R	$331,411	36,943	$8.97

K	$2,560,875	285,086	$8.98

I	$12,868,163	1,429,874	$9.00

1	$684,094,273	76,560,526	$8.94

2	$9,133	1,000	$9.13

Z	$543,755,104	60,413,060	$9.00

(a)	Includes securities on loan with a value of $32,849,119 (see Note E).

*	The maximum offering price per share for Class A shares was $9.50 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $611,561)	$14,413,537
Affiliated issuers	247,275
Interest (net of foreign taxes withheld of $3,162)	2,854,251
Securities lending income	114,547	$17,629,610

Expenses
Management fee (see Note B)	4,738,627
Distribution fee—Class A	15,153
Distribution fee—Class C	8,097
Distribution fee—Class R	755
Distribution fee—Class K	3,048
Distribution fee—Class 1	824,860
Transfer agency—Class A	10,247
Transfer agency—Class C	1,416
Transfer agency—Advisor Class	23,286
Transfer agency—Class R	394
Transfer agency—Class K	2,450
Transfer agency—Class I	1,380
Transfer agency—Class 1	42,753
Transfer agency—Class Z	57,232
Custodian	228,269
Registration fees	71,536
Audit and tax	54,014
Administrative	31,717
Legal	25,234
Printing	20,240
Directors’ fees	13,903
Miscellaneous	30,570

Total expenses before interest expense	6,205,181
Interest expense	33,042

Total expenses	6,238,223
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(35,275)

Net expenses		6,202,948

Net investment income		11,426,662

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$38,567,693
Forward currency exchange contracts	(11,010,242)
Futures	(1,181,881)
Options written	3,088,279
Swaps	15,122,921
Foreign currency transactions	(685,076)
Net change in unrealized appreciation/depreciation of:
Investments	3,047,187
Forward currency exchange contracts	5,433,355
Futures	3,361,481
Options written	164,505
Swaps	1,241,769
Foreign currency denominated assets and liabilities	(117,720)

Net gain on investment and foreign currency transactions	57,032,271

Net Increase in Net Assets from Operations	$68,458,933

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Increase in Net Assets from Operations
Net investment income	$11,426,662	$15,285,041
Net realized gain on investment and foreign currency transactions	43,901,694	19,925,451
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,130,577	63,279,638
Contributions from Affiliates (see Note B)	– 0	–	8,946

Net increase in net assets from operations	68,458,933	98,499,076
Dividends to Shareholders from
Net investment income
Class A	(364,713)	(309,690)
Class C	(34,800)	(38,521)
Advisor Class	(929,574)	(632,286)
Class R	(9,053)	(4,502)
Class K	(75,813)	(47,782)
Class I	(431,252)	(435,380)
Class 1	(21,767,350)	(12,411,895)
Class 2	(317)	(227)
Class Z	(18,426,298)	(224,457)
Capital Stock Transactions
Net increase (decrease)	(143,766,748)	745,154,738

Total increase (decrease)	(117,346,985)	829,549,074
Net Assets
Beginning of period	1,402,871,873	573,322,799

End of period (including distributions in excess of net investment income of ($11,174,525) and undistributed net investment income of $19,437,983, respectively)	$1,285,524,888	$1,402,871,873

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2018, consolidated net assets of the Fund were $1,285,524,888, of which $133,480,419, or 10%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2018, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$160,117,162	$149,743,494		$	– 0	–	$309,860,656
Energy	106,727,613	113,212,919			– 0	–	219,940,532
Materials	39,673,724	43,434,967			0	(a)	83,108,691
Pharmaceuticals & Biotechnology	18,073,039	5,807,310			– 0	–	23,880,349
Software & Services	15,906,904	5,753,938			– 0	–	21,660,842
Capital Goods	9,948,136	10,982,764			– 0	–	20,930,900
Diversified Financials	12,523,202	4,242,302			– 0	–	16,765,504
Banks	7,784,241	8,781,973			– 0	–	16,566,214
Retailing	8,681,385	3,658,187			– 0	–	12,339,572
Food Beverage & Tobacco	5,697,603	5,760,119			– 0	–	11,457,722
Health Care Equipment & Services	5,924,047	1,870,842			– 0	–	7,794,889
Transportation	2,474,747	4,689,486			– 0	–	7,164,233
Food & Staples Retailing	3,323,749	3,234,259			– 0	–	6,558,008
Utilities	3,747,095	2,710,386			– 0	–	6,457,481
Consumer Services	4,401,404	1,903,927			– 0	–	6,305,331
Household & Personal Products	3,695,563	2,453,902			– 0	–	6,149,465
Technology Hardware & Equipment	5,349,447	– 0	–		– 0	–	5,349,447

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Media	$3,294,652		$2,016,822		$	– 0	–	$5,311,474
Consumer Durables & Apparel	2,485,779		2,575,989			– 0	–	5,061,768
Automobiles & Components	3,163,292		1,059,169			– 0	–	4,222,461
Semiconductors & Semiconductor Equipment	2,592,191		834,070			– 0	–	3,426,261
Insurance	– 0	–	3,200,916			– 0	–	3,200,916
Information Technology	2,955,344		158,295			– 0	–	3,113,639
Commercial & Professional Services	– 0	–	2,653,522			– 0	–	2,653,522
Telecommunication Services	– 0	–	619,688			– 0	–	619,688
Inflation-Linked Securities	– 0	–	331,566,363			– 0	–	331,566,363
Investment Companies	105,669,214		– 0	–		– 0	–	105,669,214
Options Purchased – Puts	– 0	–	479,556			– 0	–	479,556
Warrants	247		– 0	–		– 0	–	247
Short-Term Investments	26,633,695		– 0	–		– 0	–	26,633,695
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	33,347,722		– 0	–		– 0	–	33,347,722

Total Investments in Securities	594,191,197		713,405,165	(b)		– 0	–	1,307,596,362
Other Financial Instruments(c):
Assets:
Futures	2,758,065		– 0	–		– 0	–	2,758,065	(d)
Forward Currency Exchange Contracts	– 0	–	15,875,609			– 0	–	15,875,609
Inflation (CPI) Swaps	– 0	–	1,568,301			– 0	–	1,568,301
Total Return Swaps	– 0	–	9,190,154			– 0	–	9,190,154
Liabilities:
Futures	(1,001,870)		– 0	–		– 0	–	(1,001,870	)(d)
Forward Currency Exchange Contracts	– 0	–	(8,669,788)			– 0	–	(8,669,788)
Put Options Written	– 0	–	(164,696)			– 0	–	(164,696)
Inflation (CPI) Swaps	– 0	–	(46,243)			– 0	–	(46,243)
Total Return Swaps	– 0	–	(4,486,135)			– 0	–	(4,486,135)

Total(e)(f)	$595,947,392		$726,672,367		$	– 0	–	$1,322,619,759

(a)	The Portfolio held securities with zero market value at period end.

(b)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(c)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(e)	An amount of $19,161,152 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(f)	There were deminimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Materials(a)			Warrants			Total
Balance as of 10/31/17	$	– 0	–		$11,983			$11,983
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		2,191			2,191
Change in unrealized appreciation/depreciation		– 0	–		(2,498)			(2,498)
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		(11,676)			(11,676)
Reclassification		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 4/30/18	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(b)	$	– 0	–	$	– 0	–	$	– 0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a management fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2019. For the six months ended April 30, 2018, such reimbursement amounted to $59.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended October 31, 2017, the Adviser reimbursed the Fund $8,946 for trading losses incurred due to a trade entry error.

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the reimbursement for such services amounted to $31,717.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $106,054 for the six months ended April 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $205 from the sale of Class A shares and received $6 and $16 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $20,089.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,772	$299,831	$293,970	$26,633	$120
Government Money Market Portfolio*	15,609	229,925	212,186	33,348	127

Total				$59,981	$247

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended April 30, 2018 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Plan were limited to .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $15,616, $18,716 and $166,757 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in

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future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$418,517,785	$551,541,054
U.S. government securities	236,825,522	234,533,823

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$119,300,775
Gross unrealized depreciation	(36,936,324)

Net unrealized appreciation	$82,364,451

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended April 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At April 30, 2018, the maximum payments for written put options amounted to $119,646,800. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2018, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2018, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the

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termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$566,838	*	Receivable/ Payable for variation margin on futures	$152,668	*

Commodity contracts	Receivable/ Payable for variation margin on futures	2,191,227	*	Receivable/ Payable for variation margin on futures	849,202	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	15,875,609		Unrealized depreciation on forward currency exchange contracts	8,669,788

Equity contracts	Investments in securities, at value	479,556

Equity contracts				Options written, at value	164,696

Interest rate contracts	Unrealized appreciation on inflation swaps	1,568,301		Unrealized depreciation on inflation swaps	46,243

Equity contracts	Unrealized appreciation on total return swaps	9,190,154		Unrealized depreciation on total return swaps	4,486,135

Total		$29,871,685			$14,368,732

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$487,215	$(137,319)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(576,070)	– 0	–

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,093,026)	3,498,800

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(11,010,242)	5,433,355

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(883,649)	(87,283)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,088,279	164,505

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,443,639	2,632,231

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	13,679,282	(1,390,462)

Total		$5,135,428	$10,113,827

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018:

Futures:
Average original value of buy contracts	$85,835,536
Average original value of sale contracts	$161,837,163
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$729,534,186
Average principal amount of sale contracts	$926,560,079
Purchased Options:
Average notional amount	$515,450	(a)
Options Written:
Average notional amount	$1,166,400	(a)
Inflation Swaps:
Average notional amount	$418,966,286
Total Return Swaps:
Average notional amount	$503,560,961

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA	$832,230	$(832,230)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	1,256,656	(619,435)	(70,000)	– 0	–	567,221
BNP Paribas SA	21,224	(21,224)	– 0	–	– 0	–	– 0	–
Citibank, NA	42,401	(42,401)	– 0	–	– 0	–	– 0	–
Credit Suisse International	5,598,673	(3,482,186)	– 0	–	– 0	–	2,116,487
Deutsche Bank AG	954,509	(53,733)	(660,000)	– 0	–	240,776
Goldman Sachs Bank USA	1,242,851	(728,027)	(460,000)	– 0	–	54,824
HSBC Bank USA	244,230	– 0	–	(244,230)	– 0	–	– 0	–
JPMorgan Chase Bank, NA	917,955	(64,132)	(770,000)	– 0	–	83,823
Morgan Stanley & Co., Inc.	5,207,868	(452,726)	– 0	–	– 0	–	4,755,142

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Royal Bank of Scotland PLC	$238,668	$(238,668)	$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	264,580	(45,029)	– 0	–	– 0	–	219,551
UBS AG	556,680	(465,066)	– 0	–	– 0	–	91,614

Total	$17,378,525	$(7,044,857)	$(2,204,230)	$	– 0	–	$8,129,438	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Australia and New Zealand Banking Group Ltd.	$266,104	$	– 0	–	$	– 0	–	$	– 0	–	$266,104
Bank of America, NA	1,415,623	(832,230)	– 0	–	– 0	–	583,393
Barclays Bank PLC	619,435	(619,435)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	235,119	(21,224)	– 0	–	– 0	–	213,895
Citibank, NA	979,813	(42,401)	– 0	–	(937,412)	– 0	–
Credit Suisse International	3,482,186	(3,482,186)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	53,733	(53,733)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	728,027	(728,027)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	64,132	(64,132)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	452,726	(452,726)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	309,358	(238,668)	– 0	–	– 0	–	70,690
State Street Bank & Trust Co.	45,029	(45,029)	– 0	–	– 0	–	– 0	–
UBS AG	465,066	(465,066)	– 0	–	– 0	–	– 0	–

Total	$9,116,351	$(7,044,857)	$	– 0	–	$(937,412)	$1,134,082	^

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$628,133	$(628,133)		$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs International	152,587	– 0	–		– 0	–		– 0	–		152,587
JPMorgan Chase Bank, NA	7,004,761	(1,347,204)			– 0	–		– 0	–		5,657,557
Morgan Stanley Capital Services LLC	1,470,058	(1,193,760)			– 0	–		– 0	–		276,298

Total	$9,255,539	$(3,169,097)		$	– 0	–	$	– 0	–		$6,086,442	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$1,419,104	$(628,133)		$	– 0	–	$(790,971)		$	– 0	–
JPMorgan Chase Bank, NA	1,347,204	(1,347,204)			– 0	–	– 0	–		– 0	–
Morgan Stanley Capital Services LLC	1,193,760	(1,193,760)			– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	125,747	– 0	–		– 0	–	– 0	–		125,747

Total	$4,085,815	$(3,169,097)		$	– 0	–	$(790,971)			$125,747	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on

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loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At April 30, 2018, the Fund had securities on loan with a value of $32,849,119 and had received cash collateral which has been invested into Government Money Market Portfolio of $33,347,722. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $114,547 and $126,881 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended April 30, 2018; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of the Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $15,127. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class A
Shares sold	130,846	171,006	$1,206,968	$1,442,288

Shares issued in reinvestment of dividends	37,934	31,975	330,783	271,464

Shares converted from Class C	1,226	12,155	11,011	101,981

Shares redeemed	(116,454)	(548,796)	(1,044,400)	(4,608,625)

Net increase (decrease)	53,552	(333,660)	$504,362	$(2,792,892)

Class C
Shares sold	609	9,618	$5,395	$81,032

Shares issued in reinvestment of dividends	3,548	4,093	30,973	34,707

Shares converted to Class A	(1,225)	(12,213)	(11,011)	(101,981)

Shares redeemed	(34,998)	(142,206)	(313,343)	(1,197,112)

Net decrease	(32,066)	(140,708)	$(287,986)	$(1,183,354)

Advisor Class
Shares sold	171,414	993,203	$1,533,040	$8,359,654

Shares issued in reinvestment of dividends	83,713	56,670	726,628	478,860

Shares redeemed	(303,526)	(1,014,816)	(2,720,432)	(8,538,361)

Net increase (decrease)	(48,399)	35,057	$(460,764)	$300,153

Class R
Shares sold	9,613	6,261	$85,287	$52,776

Shares issued in reinvestment of dividends	1,051	536	9,053	4,501

Shares redeemed	(961)	(4,225)	(8,513)	(35,553)

Net increase	9,703	2,572	$85,827	$21,724

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class K
Shares sold	55,165	71,290	$491,858	$595,688

Shares issued in reinvestment of dividends	8,805	5,695	75,813	47,782

Shares redeemed	(36,173)	(51,419)	(317,313)	(430,763)

Net increase	27,797	25,566	$250,358	$212,707

Class I
Shares sold	46,795	173,303	$413,689	$1,455,308

Shares issued in reinvestment of dividends	50,087	51,893	431,253	435,380

Shares redeemed	(563,368)	(243,462)	(5,028,575)	(2,034,442)

Net decrease	(466,486)	(18,266)	$(4,183,633)	$(143,754)

Class 1
Shares sold	6,511,082	26,258,027	$57,293,235	$218,420,428

Shares issued in reinvestment of dividends	2,141,761	1,153,504	18,333,476	9,620,222

Shares redeemed	(6,199,842)	(15,599,644)	(54,619,295)	(129,652,987)

Net increase	2,453,001	11,811,887	$21,007,416	$98,387,663

Class Z
Shares sold	791,572	98,160,962	$7,046,396	$824,387,060

Shares issued in reinvestment of dividends	2,140,105	26,752	18,426,298	224,457

Shares redeemed	(20,960,567)	(20,802,361)	(186,155,022)	(174,259,026)

Net increase (decrease)	(18,028,890)	77,385,353	$(160,682,328)	$650,352,491

There were no transactions in capital shares for Class 2 for the six months ended April 30, 2018 and the year ended October 31, 2017.

On March 17, 2017, the Fund received subscriptions-in-kind in the amount of $647,230,029 from an AB mutual fund.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$14,104,740	$10,007,572

Total distributions paid	$14,104,740	$10,007,572

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$36,028,379
Accumulated capital and other losses	(63,370,121	)(a)
Unrealized appreciation/(depreciation)	(87,869,055	)(b)

Total accumulated earnings/(deficit)	$(115,210,797)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $63,370,121.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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As of October 31, 2017, the Fund had a net capital loss carryforward of $63,370,121 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 6,012,702	n/a	2019
26,084,216	$31,273,203	no expiration

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.90	$ 8.24	$ 8.13	$ 10.52	$ 11.04	$ 11.33

Income From Investment Operations
Net investment income(a)(b)	.07	.09	.10	.06	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	.76	.11	(2.26)	(.50)	(.13)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.48	.85	.21	(2.20)	(.38)	(.03)

Less: Dividends
Dividends from net investment income	(.28)	(.19)	(.10)	(.19)	(.14)	(.26)

Net asset value, end of period	$ 9.10	$ 8.90	$ 8.24	$ 8.13	$ 10.52	$ 11.04

Total Return
Total investment return based on net asset value(d)	5.50%	10.45%	2.75%	(21.16)%	(3.45)%	(.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,561	$11,819	$13,682	$16,611	$28,434	$64,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.24	%^	1.27%	1.30%	1.30%	1.23%	1.05%
Expenses, before waivers/reimbursements(e)†	1.25	%^	1.28%	1.36%	1.47%	1.30%	1.34%
Net investment income(b)	1.53	%^	1.05%	1.23%	.62%	1.03%	.86%
Portfolio turnover rate	58%	123%	119%	53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%	.02%	.00%	.00%	.00%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.83	$ 8.17	$ 8.03	$ 10.40	$ 10.90	$ 11.18

Income From Investment Operations
Net investment income (loss)(a)(b)	.03	.02	.04	(.01)	.04	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.76	.12	(2.23)	(.49)	(.12)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.43	.78	.16	(2.24)	(.45)	(.10)

Less: Dividends
Dividends from net investment income	(.18)	(.12)	(.02)	(.13)	(.05)	(.18)

Net asset value, end of period	$ 9.08	$ 8.83	$ 8.17	$ 8.03	$ 10.40	$ 10.90

Total Return
Total investment return based on net asset value(d)	5.01%	9.73%	2.07	%‡	(21.75)%	(4.13)%	(.92)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,561	$1,801	$2,814	$4,202	$8,531	$13,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	2.00	%^	2.02%	2.03%	2.00%	1.93%	1.75%
Expenses, before waivers/reimbursements(e)†	2.00	%^	2.03%	2.11%	2.16%	2.02%	2.04%
Net investment income (loss)(b)	.78	%^	.27%	.51%	(.07)%	.34%	.16%
Portfolio turnover rate	58%	123%	119%	53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%	.02%	.00%	.00%	.00%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.89	$ 8.22	$ 8.13	$ 10.56	$ 11.09	$ 11.37

Income From Investment Operations
Net investment income(a)(b)	.08	.11	.12	.09	.15	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.77	.11	(2.27)	(.50)	(.12)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.48	.88	.23	(2.18)	(.35)	.01

Less: Dividends
Dividends from net investment income	(.30)	(.21)	(.14)	(.25)	(.18)	(.29)

Net asset value, end of period	$ 9.07	$ 8.89	$ 8.22	$ 8.13	$ 10.56	$ 11.09

Total Return
Total investment return based on net asset value(d)	5.44%	10.87%	3.00%	(20.95)%	(3.20)%	.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,785	$27,670	$25,307	$30,541	$58,399	$64,911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.99	%^	1.02%	1.04%	1.00%	.94%	.75%
Expenses, before waivers/reimbursements(e)†	1.00	%^	1.02%	1.10%	1.17%	1.02%	1.04%
Net investment income(b)	1.78	%^	1.31%	1.51%	.95%	1.33%	1.18%
Portfolio turnover rate	58%	123%	119%	53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%	.02%	.00%	.00%	.00%
See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.79	$ 8.14	$ 8.06	$ 10.51	$ 11.04	$ 11.32

Income From Investment Operations
Net investment income(a)(b)	.05	.07	.07	.04	.15	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.76	.11	(2.24)	(.55)	(.13)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.45	.83	.18	(2.20)	(.40)	(.05)

Less: Dividends
Dividends from net investment income	(.27)	(.18)	(.10)	(.25)	(.13)	(.23)

Net asset value, end of period	$ 8.97	$ 8.79	$ 8.14	$ 8.06	$ 10.51	$ 11.04

Total Return
Total investment return based on net asset value(d)	5.22%	10.29%	2.41	%‡	(21.37)%	(3.66)%	(.47)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$331	$239	$201	$162	$182	$38
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.55	%^	1.54%	1.54%	1.50%	1.44%	1.25%
Expenses, before waivers/reimbursements(e)†	1.59	%^	1.60%	1.66%	1.64%	1.55%	1.65%
Net investment income(b)	1.22	%^	.81%	.91%	.42%	1.36%	.76%
Portfolio turnover rate	58%	123%	119%	53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%	.02%	.00%	.00%	.00%

See footnote summary on page 83.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 77

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.80	$ 8.15	$ 8.07	$ 10.50	$ 11.03	$ 11.32

Income From Investment Operations
Net investment income(a)(b)	.07	.09	.10	.06	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	.75	.11	(2.25)	(.49)	(.12)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.46	.84	.21	(2.19)	(.37)	(.02)

Less: Dividends
Dividends from net investment income	(.28)	(.19)	(.13)	(.24)	(.16)	(.27)

Net asset value, end of period	$ 8.98	$ 8.80	$ 8.15	$ 8.07	$ 10.50	$ 11.03

Total Return
Total investment return based on net asset value(d)	5.38%	10.48%	2.81%	(21.19)%	(3.39)%	(.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,561	$2,265	$1,888	$1,668	$2,174	$1,684
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.28	%^	1.28%	1.29%	1.25%	1.19%	1.00%
Expenses, before waivers/reimbursements(e)†	1.28	%^	1.29%	1.35%	1.34%	1.24%	1.33%
Net investment income(b)	1.50	%^	1.05%	1.23%	.67%	1.10%	.95%
Portfolio turnover rate	58%	123%	119%	53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%	.02%	.00%	.00%	.00%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 8.83		$ 8.17		$ 8.11		$ 10.54	$ 11.07	$ 11.36

Income From Investment Operations
Net investment income(a)	.09	(b)	.12	(b)	.12	(b)	.09	.15	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		.77		.11		(2.25)	(.49)	(.13)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.49		.89		.23		(2.16)	(.34)	– 0	–

Less: Dividends
Dividends from net investment income	(.32)		(.23)		(.17)		(.27)	(.19)	(.29)

Net asset value, end of period	$ 9.00		$ 8.83		$ 8.17		$ 8.11	$ 10.54	$ 11.07

Total Return
Total investment return based on net asset value(d)	5.65%		10.98%		3.03	%‡	(20.97)%	(3.09)%	.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,868		$16,753		$15,646		$14,508	$21,341	$19,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.84	%^	.85%		.91%		.96%	.91%	.75%
Expenses, before waivers/reimbursements(e)†	.85	%^	.86%		.92%		.96%	.91%	.97%
Net investment income	1.95	%(b)^	1.48	%(b)	1.61	%(b)	.99%	1.37%	1.17	%(b)
Portfolio turnover rate	58%		123%		119%		53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%		.02%		.00%	.00%	.00%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 8.76		$ 8.11		$ 8.05		$ 10.46	$ 11.00	$ 11.29

Income From Investment Operations
Net investment income(a)	.07	(b)	.10	(b)	.11	(b)	.07	.13	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41		.76		.10		(2.24)	(.50)	(.12)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.48		.86		.21		(2.17)	(.37)	(.02)

Less: Dividends
Dividends from net investment income	(.30)		(.21)		(.15)		(.24)	(.17)	(.27)

Net asset value, end of period	$ 8.94		$ 8.76		$ 8.11		$ 8.05	$ 10.46	$ 11.00

Total Return
Total investment return based on net asset value(d)	5.46%		10.69%		2.82	%‡	(21.12)%	(3.35)%	(.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$684,094		$649,421		$505,143		$474,631	$513,633	$420,593
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.09	%^	1.09%		1.15%		1.16%	1.14%	1.00%
Expenses, before waivers/reimbursements(e)†	1.09	%^	1.10%		1.16%		1.16%	1.14%	1.16%
Net investment income	1.69	%(b)^	1.24	%(b)	1.38	%(b)	.79%	1.16%	.95	%(b)
Portfolio turnover rate	58%		123%		119%		53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%		.02%		.00%	.00%	.00%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017		2016		2015	2014	2013

Net asset value, beginning of period	$ 8.96		$ 8.29		$ 8.22		$ 10.68	$ 11.19	$ 11.48

Income From Investment Operations
Net investment income(a)	.09	(b)	.13	(b)	.13	(b)	.09	.15	.13	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		.77		.11		(2.28)	(.50)	(.12)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.49		.90		.24		(2.19)	(.35)	.01

Less: Dividends
Dividends from net investment income	(.32)		(.23)		(.17)		(.27)	(.16)	(.30)

Net asset value, end of period	$ 9.13		$ 8.96		$ 8.29		$ 8.22	$ 10.68	$ 11.19

Total Return
Total investment return based on net asset value(d)	5.59%		10.96%		3.17%		(20.85)%	(3.12)%	.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9		$8		$8	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.85	%^	.82%		.90%		.92%	.89%	.75%
Expenses, before waivers/reimbursements(e)†	.85	%^	.83%		.90%		.92%	.89%	1.93%
Net investment income	1.93	%(b)^	1.50	%(b)	1.60	%(b)	.92%	1.36%	1.16	%(b)
Portfolio turnover rate	58%		123%		119%		53%	73%	54%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%		.02%		.00%	.00%	.00%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,					January 31, 2014(f) to October 31, 2014
			2017		2016		2015

Net asset value, beginning of period	$ 8.83		$ 8.17		$ 8.11		$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(a)	.09	(b)	.13	(b)	.12	(b)	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		.76		.11		(2.24)	(.11)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00	(c)

Net increase (decrease) in net asset value from operations	.49		.89		.23		(2.17)	.02

Less: Dividends
Dividends from net investment income	(.32)		(.23)		(.17)		(.27)	– 0	–

Net asset value, end of period	$ 9.00		$ 8.83		$ 8.17		$ 8.11	$ 10.55

Total Return
Total investment return based on net asset value(d)	5.66%		10.98%		3.09%		(20.94)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$543,755		$692,895		$8,634		$3,166	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.84	%^	.82%		.92%		.96%	.88	%^
Expenses, before waivers/reimbursements(e)†	.85	%^	.83%		.92%		.96%	.88	%^
Net investment income	1.96	%(b)^	1.60	%(b)	1.56	%(b)	.92%	1.59	%^
Portfolio turnover rate	58%		123%		119%		53%	73%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%^	.04%		.02%		.00%	.00%

See footnote summary on page 83.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2018 and year ended October 31, 2017, such waiver amounted to 0.01% (annualized) and 0.01%, respectively, for the Fund.

(f)	Commencement of distributions.

‡	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2) , Vice President Leon Zhu(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

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their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer universe”) selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 87

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

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advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

90 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 91

NOTES

92 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0418

APR    04.30.18

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 11, 2018

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2018.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB BOND INFLATION STRATEGY
Class 1 Shares[1]	0.10%	0.39%
Class 2 Shares[1]	0.05%	0.48%
Class A Shares	0.01%	0.30%
Class C Shares	-0.43%	-0.59%
Advisor Class Shares[2]	0.10%	0.43%
Class R Shares[2]	-0.06%	0.06%
Class K Shares[2]	-0.01%	0.28%
Class I Shares[2]	0.11%	0.53%
Class Z Shares[2]	0.05%	0.48%
Bloomberg Barclays 1-10 Year TIPS Index	-0.17%	-0.15%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2018.

During the six-month period, all share classes except Class C shares outperformed the benchmark, before sales charges. Sector allocation contributed relative to the benchmark, mostly because of exposure to commercial mortgage-backed securities (“CMBS”) and agency risk-sharing bonds. The Fund’s position in corporates (both investment-grade and high-yield) was also positive. Currency selection detracted from returns, particularly a short position in the euro and a long position in the Brazilian real.

2 | AB BOND INFLATION STRATEGY	abfunds.com

During the 12-month period, all share classes except Class C shares outperformed the benchmark, before sales charges. Sector selection contributed to performance, primarily because of exposures to corporates (both high-yield and investment-grade), CMBS and agency risk-sharing transactions. Currency positioning was negative due to a short position in the Canadian dollar and long positions in the Australian dollar, Brazilian real and Turkish lira.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which contributed for the six-month period and detracted for the 12-month period. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index (“CPI”) swaps were used to hedge inflation and for investment purposes, which had no material impact on returns. Variance swaps were used for hedging purposes in the six-month period, which had no material impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets were volatile during the six-month period. Emerging-market debt had mixed returns, with some segments of the market helped by increasing oil prices and an improving global growth story, while the rise in global rates weighed on others. Investment-grade credit and high-yield markets fell in the period, trailing the positive returns of emerging-market local-currency government bonds and developed-market treasuries. US, Canadian, Australian and German treasury yields rose, while the UK and Japanese curves flattened and treasury yields in other developed markets moved in different directions. The passage of US tax reform buoyed market sentiment, while in Europe, despite some formal progress on Brexit, investor anxiety increased around a bifurcated outlook for the negotiation process. The US Federal Reserve (the “Fed”) raised interest rates twice in the period, and began to formally reduce its balance sheet, as universally anticipated by markets. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018, and further if necessary. At the end of the period, a severe spike in volatility shook a broad swath of capital markets. US Treasury yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. Additionally, President Trump’s announcement of tariffs on Chinese imports weighed on capital markets worldwide, as investors feared the possible onset of a global trade war.

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting

(continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 3

for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			0.51%
1 Year	0.39%	0.39%
5 Years	0.39%	0.39%
Since Inception[3]	2.62%	2.62%
CLASS 2 SHARES[2]			0.61%
1 Year	0.48%	0.48%
5 Years	0.47%	0.47%
Since Inception[3]	2.70%	2.70%
CLASS A SHARES			0.25%
1 Year	0.30%	-3.93%
5 Years	0.22%	-0.65%
Since Inception[3]	2.42%	1.88%
CLASS C SHARES			-0.48%
1 Year	-0.59%	-1.58%
5 Years	-0.52%	-0.52%
Since Inception[3]	1.67%	1.67%
ADVISOR CLASS SHARES[4]			0.51%
1 Year	0.43%	0.43%
5 Years	0.48%	0.48%
Since Inception[3]	2.69%	2.69%
CLASS R SHARES[4]			-0.13%
1 Year	0.06%	0.06%
5 Years	0.01%	0.01%
Since Inception[3]	2.22%	2.22%
CLASS K SHARES[4]			0.33%
1 Year	0.28%	0.28%
5 Years	0.23%	0.23%
Since Inception[3]	2.45%	2.45%
CLASS I SHARES[4]			0.50%
1 Year	0.53%	0.53%
5 Years	0.50%	0.50%
Since Inception[3]	2.72%	2.72%
CLASS Z SHARES[4]			0.60%
1 Year	0.48%	0.48%
Since Inception[3]	2.10%	2.10%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 0.94%, 1.34%, 2.09%, 1.10%, 1.67%, 1.37%, 0.99% and 0.94% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2018.

2	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3	Inception dates: 1/26/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 12/11/2014 for Class Z shares.

4	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	1.23%
5 Years	0.46%
Since Inception[2]	2.66%
CLASS 2 SHARES[1]
1 Year	1.23%
5 Years	0.56%
Since Inception[2]	2.74%
CLASS A SHARES
1 Year	-3.22%
5 Years	-0.58%
Since Inception[2]	1.92%
CLASS C SHARES
1 Year	-0.72%
5 Years	-0.45%
Since Inception[2]	1.71%
ADVISOR CLASS SHARES[3]
1 Year	1.27%
5 Years	0.56%
Since Inception[2]	2.73%
CLASS R SHARES[3]
1 Year	0.82%
5 Years	0.09%
Since Inception[2]	2.26%
CLASS K SHARES[3]
1 Year	0.93%
5 Years	0.29%
Since Inception[2]	2.48%
CLASS I SHARES[3]
1 Year	1.28%
5 Years	0.57%
Since Inception[2]	2.76%
CLASS Z SHARES[3]
1 Year	1.22%
Since Inception[2]	2.18%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 1/26/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 12/11/2014 for Class Z shares.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,000.10	$5.90	1.19%	$5.90	1.19%
Hypothetical**	$1,000	$1,018.89	$5.96	1.19%	$5.96	1.19%
Class C
Actual	$1,000	$995.70	$9.55	1.93%	$9.55	1.93%
Hypothetical**	$1,000	$1,015.22	$9.64	1.93%	$9.64	1.93%
Advisor Class
Actual	$1,000	$1,001.00	$4.61	0.93%	$4.66	0.94%
Hypothetical**	$1,000	$1,020.18	$4.66	0.93%	$4.71	0.94%
Class R
Actual	$1,000	$999.40	$7.09	1.43%	$7.09	1.43%
Hypothetical**	$1,000	$1,017.70	$7.15	1.43%	$7.15	1.43%
Class K
Actual	$1,000	$999.90	$6.00	1.21%	$6.00	1.21%
Hypothetical**	$1,000	$1,018.79	$6.06	1.21%	$6.06	1.21%
Class I
Actual	$1,000	$1,001.10	$4.71	0.95%	$4.76	0.96%
Hypothetical**	$1,000	$1,020.08	$4.76	0.95%	$4.81	0.96%
Class 1
Actual	$1,000	$1,001.00	$5.11	1.03%	$5.11	1.03%
Hypothetical**	$1,000	$1,019.69	$5.16	1.03%	$5.16	1.03%
Class 2
Actual	$1,000	$1,000.50	$4.61	0.93%	$4.61	0.93%
Hypothetical**	$1,000	$1,020.18	$4.66	0.93%	$4.66	0.93%
Class Z
Actual	$1,000	$1,000.50	$4.61	0.93%	$4.66	0.94%
Hypothetical**	$1,000	$1,020.18	$4.66	0.93%	$4.71	0.94%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $596.8

Total Investments ($mil): $754.2

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	99.4%
Non-U.S. Inflation-Protected Exposure	0.8
Non-Inflation Exposure	-0.2
100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	12.1%
Commercial Mortgage-Backed Securities	7.3%
Collateralized Mortgage Obligations	4.3%
Asset-Backed Securities	4.0%
Corporates–Non-Investment Grade	1.7%
Emerging Markets–Corporate Bonds	0.9%
Governments–Sovereign Bonds	0.5%
Quasi-Sovereigns	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	72.0%
Corporates–Investment Grade	9.6%
Commercial Mortgage-Backed Securities	5.3%
Collateralized Mortgage Obligations	3.4%
Asset-Backed Securities	3.2%
Corporates–Non-Investment Grade	2.7%
Emerging Markets–Corporate Bonds	0.7%
Emerging Markets–Treasuries	0.5%
Governments–Sovereign Bonds	0.4%
Governments–Treasuries	0.4%
Short-Term	1.8%

1	All data are as of April 30, 2018. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2	The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2018 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 91.0%
Japan – 0.8%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	482,516	$4,683,255

United States – 90.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19-7/15/26 (TIPS)	U.S.$	66,943	64,966,955
0.125%, 4/15/20-7/15/24 (TIPS)(a)		161,460	158,469,911
0.375%, 7/15/23 (TIPS)(a)(b)		13,089	12,951,493
0.375%, 7/15/25 (TIPS)(a)		44,903	43,969,953
0.375%, 7/15/27 (TIPS)		34,233	33,189,734
0.625%, 7/15/21 (TIPS)(a)		23,967	24,101,548
0.625%, 4/15/23-1/15/26 (TIPS)		100,147	99,728,660
1.375%, 1/15/20 (TIPS)(b)		1,511	1,535,875
1.75%, 1/15/28 (TIPS)		7,034	7,677,815
1.875%, 7/15/19 (TIPS)		5,381	5,498,613
2.00%, 1/15/26 (TIPS)		11,209	12,290,146
2.375%, 1/15/25 (TIPS)		8,006	8,888,205
2.375%, 1/15/27 (TIPS)(a)		49,475	56,292,882
2.50%, 1/15/29 (TIPS)		7,300	8,583,640

			538,145,430

Total Inflation-Linked Securities (cost $549,944,423)			542,828,685

CORPORATES – INVESTMENT GRADE – 12.1%
Financial Institutions – 6.0%
Banking – 5.0%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		200	202,572
Banco Santander SA 3.25%, 4/04/26(c)	EUR	400	525,798
3.50%, 4/11/22	U.S.$	600	592,422
Bank of America Corp. 2.881%, 4/24/23		1,155	1,122,799
3.824%, 1/20/28		965	939,273
Bank of Nova Scotia (The) 2.50%, 1/08/21		344	337,798
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)		555	548,223
Barclays PLC 3.684%, 1/10/23		700	690,144
BB&T Corp. 2.625%, 6/29/20		480	475,637

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 2.375%, 5/21/20	U.S.$	534	$527,640
3.80%, 1/10/24(c)		332	328,803
Series E 2.25%, 1/11/27(c)	EUR	199	246,808
BPCE SA 2.65%, 2/03/21	U.S.$	470	461,996
5.70%, 10/22/23(c)		213	226,655
Capital One Financial Corp. 3.30%, 10/30/24		1,241	1,184,410
Citigroup, Inc. 3.668%, 7/24/28		835	796,807
3.875%, 3/26/25		655	636,909
Compass Bank 2.875%, 6/29/22		955	921,136
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	394,337
Credit Agricole SA/London 2.75%, 6/10/20(c)		565	559,791
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,285	1,278,074
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		382	368,065
3.584% (LIBOR 3 Month + 1.60%), 11/29/23(d)		406	423,105
3.85%, 7/08/24		1,000	994,790
HSBC Bank USA NA 4.875%, 8/24/20		535	552,757
HSBC Holdings PLC 3.262%, 3/13/23		597	587,764
4.041%, 3/13/28		880	861,080
Intesa Sanpaolo SpA 3.875%, 1/12/28(c)		510	476,340
JPMorgan Chase & Co. 2.295%, 8/15/21		322	312,253
3.22%, 3/01/25		1,180	1,136,588
3.782%, 2/01/28		518	501,999
4.25%, 10/15/20		55	56,435
KeyBank NA/Cleveland OH 2.25%, 3/16/20		833	821,796
Lloyds Banking Group PLC 4.375%, 3/22/28		317	315,092
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		947	934,121
Morgan Stanley 3.591%, 7/22/28		1,200	1,139,244
Series G 5.50%, 7/28/21		456	484,609

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

National Australia Bank Ltd./New York Series G 2.625%, 7/23/20	U.S.$	400	$395,816
Nationwide Building Society 4.00%, 9/14/26(c)		820	781,107
PNC Bank NA 2.60%, 7/21/20		250	247,275
3.80%, 7/25/23		940	944,907
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,190	1,163,403
Santander UK PLC 5.00%, 11/07/23(c)		505	519,347
UBS AG/Stamford CT 7.625%, 8/17/22		465	521,177
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		1,153	1,146,474
US Bancorp Series J 5.30%, 4/15/27(e)		427	432,098
Wells Fargo & Co. 3.069%, 1/24/23		759	739,190

			29,854,864

Finance – 0.2%
Synchrony Financial 3.95%, 12/01/27		1,250	1,162,400

Insurance – 0.5%
American International Group, Inc. Series A-9 5.75%, 4/01/48		665	668,431
Coventry Health Care, Inc. 5.45%, 6/15/21		415	437,580
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		5	5,210
MetLife, Inc. 5.70%, 6/15/35		90	106,084
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	377,474
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	197,023
New York Life Global Funding 1.95%, 2/11/20(c)		905	889,036

			2,680,838

REITS – 0.3%
American Tower Corp. 3.40%, 2/15/19		398	399,270

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Trust F/1401 5.25%, 1/30/26(c)	U.S.$	640	$639,200
Welltower, Inc. 4.00%, 6/01/25		708	694,760

			1,733,230

			35,431,332

Industrial – 5.6%
Basic – 0.4%
Anglo American Capital PLC 3.75%, 4/10/22(c)		200	198,318
Eastman Chemical Co. 3.80%, 3/15/25		227	226,925
Minsur SA 6.25%, 2/07/24(c)		314	332,055
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		393	387,596
Vale Overseas Ltd. 6.875%, 11/21/36		515	594,439
Yamana Gold, Inc. 4.95%, 7/15/24		403	408,767

			2,148,100

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 2/01/27		590	623,925
General Electric Co. Series D 5.00%, 1/21/21(e)		191	188,998

			812,923

Communications - Media – 0.2%
CBS Corp. 3.50%, 1/15/25		300	288,756
Cox Communications, Inc. 2.95%, 6/30/23(c)		163	155,592
Time Warner Cable LLC 4.50%, 9/15/42		235	200,037
5.00%, 2/01/20		35	35,908
8.75%, 2/14/19		25	26,084
Time Warner, Inc. 4.875%, 3/15/20		587	606,136

			1,312,513

Communications - Telecommunications – 0.6%
AT&T, Inc. 3.40%, 5/15/25		120	114,260
3.90%, 8/14/27		950	960,289
4.125%, 2/17/26		431	426,681

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crown Castle Towers LLC 4.883%, 8/15/20(c)	U.S.$	538	$553,806
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	44,592
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)	U.S.$	1,150	1,159,649
Verizon Communications, Inc. 4.862%, 8/21/46		574	559,782

			3,819,059

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		400	396,724
5.875%, 8/02/21		640	680,320
General Motors Co. 3.50%, 10/02/18		425	426,407

			1,503,451

Consumer Non-Cyclical – 1.3%
Baxalta, Inc. 3.60%, 6/23/22		700	692,055
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		81	85,681
CVS Health Corp. 4.10%, 3/25/25		685	682,568
4.30%, 3/25/28		685	677,534
Danone SA 1.691%, 10/30/19(c)		600	588,444
Gilead Sciences, Inc. 2.55%, 9/01/20		1,360	1,349,256
Mylan NV 3.125%, 11/22/28(c)	EUR	549	689,776
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	570	609,153
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		209	198,289
Tyson Foods, Inc. 2.65%, 8/15/19		199	198,051
3.95%, 8/15/24		650	649,038
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		570	564,830
Zoetis, Inc. 3.45%, 11/13/20		509	511,026

			7,495,701

Energy – 1.6%
Cenovus Energy, Inc. 3.00%, 8/15/22		33	31,672
5.70%, 10/15/19		159	163,716

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecopetrol SA 5.875%, 5/28/45	U.S.$	292	$281,926
Energy Transfer Partners LP 5.20%, 2/01/22		510	530,242
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	115,516
Enterprise Products Operating LLC 3.70%, 2/15/26		771	754,886
5.20%, 9/01/20		335	349,576
Hess Corp. 4.30%, 4/01/27		563	545,913
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		104	105,163
5.00%, 10/01/21		1,200	1,246,404
Marathon Petroleum Corp. 5.125%, 3/01/21		280	293,289
Noble Energy, Inc. 3.90%, 11/15/24		491	488,295
4.15%, 12/15/21		561	569,875
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	587,460
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		418	430,214
TransCanada PipeLines Ltd. 9.875%, 1/01/21		930	1,082,101
Valero Energy Corp. 6.125%, 2/01/20		476	500,014
Williams Partners LP 3.90%, 1/15/25		1,250	1,218,625
4.125%, 11/15/20		300	304,146

			9,599,033

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		600	614,250

Services – 0.2%
Expedia Group, Inc. 3.80%, 2/15/28		886	807,305
S&P Global, Inc. 4.40%, 2/15/26		611	632,947

			1,440,252

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,260

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24	U.S.$	190	$184,638
3.875%, 1/15/27		407	388,583
Dell International LLC / EMC Corp. 4.42%, 6/15/21(c)		456	464,810
Dell International LLC/EMC Corp. 5.45%, 6/15/23(c)		387	406,985
6.02%, 6/15/26(c)		138	146,665
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)		871	858,728
KLA-Tencor Corp. 4.65%, 11/01/24		639	660,528
Lam Research Corp. 2.80%, 6/15/21		250	246,275
Motorola Solutions, Inc. 7.50%, 5/15/25		92	108,308
Seagate HDD Cayman 4.75%, 1/01/25		398	386,100
VMware, Inc. 2.95%, 8/21/22		389	373,938

			4,232,818

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		565	556,525

			33,534,625

Utility – 0.5%
Electric – 0.5%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(c)		1,210	1,199,267
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		332	415,867
CMS Energy Corp. 5.05%, 3/15/22		144	151,273
Exelon Generation Co. LLC 2.95%, 1/15/20		736	733,255
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		620	636,275

			3,135,937

Natural Gas – 0.0%
NiSource, Inc. 6.80%, 1/15/19		12	12,304

			3,148,241

Total Corporates – Investment Grade (cost $72,707,520)			72,114,198

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.7%
Non-Agency Fixed Rate CMBS – 5.4%
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)	U.S.$	1,070	$1,050,988
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		1,210	1,184,499
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		730	710,366
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	881,450
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class D 4.556%, 4/10/46(c)(f)		191	184,902
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,382	1,346,449
Series 2015-GC35, Class A4 3.818%, 11/10/48		450	455,148
Series 2016-C1, Class A4 3.209%, 5/10/49		775	751,636
Series 2016-GC36, Class A5 3.616%, 2/10/49		565	562,462
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		250	241,498
Series 2015-CR24, Class A5 3.696%, 8/10/48		590	591,374
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,155	1,162,996
Series 2015-PC1, Class A5 3.902%, 7/10/50		745	757,110
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		475	470,741
Series 2015-C3, Class A4 3.718%, 8/15/48		395	396,213
Series 2015-C4, Class A4 3.808%, 11/15/48		1,853	1,866,666
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		701	697,687

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)	U.S.$	436	$418,583
Series 2014-GC18, Class D 5.109%, 1/10/47(c)(f)		581	508,125
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,150	1,173,887
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		143	142,919
Series 2006-LDP9, Class AM 5.372%, 5/15/47(f)		181	182,551
Series 2011-C5, Class D 5.588%, 8/15/46(c)(f)		129	126,324
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 1.061%, 9/15/47(g)		22,363	962,671
Series 2015-C30, Class A5 3.822%, 7/15/48		585	591,777
Series 2015-C31, Class A3 3.801%, 8/15/48		990	1,000,932
Series 2015-C32, Class C 4.818%, 11/15/48(f)		545	537,099
Series 2015-C33, Class A4 3.77%, 12/15/48		1,150	1,157,468
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)		222	168,726
Series 2018-C8, Class A4 3.983%, 2/15/51		990	1,004,588
Series 2018-C9, Class A4 4.117%, 3/15/51		1,800	1,843,339
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		47	46,341
Series 2015-3, Class A2 2.729%, 4/20/48(c)		527	521,316
Morgan Stanley Bank of America Merrill Series 2015-C25, Class XA 1.281%, 10/15/48(g)		11,126	674,955
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)		320	313,724
Series 2016-UB12, Class A4 3.596%, 12/15/49		870	862,790

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45	U.S.$	2,309	$2,257,460
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,160	1,146,696
Series 2015-SG1, Class C 4.618%, 9/15/48(f)		537	520,744
Series 2016-LC25, Class C 4.584%, 12/15/59(f)		330	314,647
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	849,630
Series 2016-NXS6, Class C 4.455%, 11/15/49(f)		525	515,418
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		494	492,302
Series 2014-C20, Class A2 3.036%, 5/15/47		602	602,233

			32,249,430

Non-Agency Floating Rate CMBS – 1.3%
Ashford Hospitality Trust, Inc. Series 2018-ASHF, Class A 2.90% (LIBOR 1 Month + 0.90%), 4/15/35(c)(d)		1,175	1,175,000
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.897% (LIBOR 1 Month + 1.00%), 11/15/33(c)(d)(f)		1,755	1,761,922
BX Trust Series 2017-IMC, Class A 2.947% (LIBOR 1 Month + 1.05%), 10/15/32(c)(d)		1,150	1,151,430
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.497% (LIBOR 1 Month + 4.60%), 11/15/33(c)(d)(f)		185	186,734
Great Wolf Trust Series 2017-WOLF, Class A 2.897% (LIBOR 1 Month + 0.85%), 9/15/34(c)(d)		745	746,620
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.547% (LIBOR 1 Month + 1.65%), 6/24/49(d)(f)(h)		244	244,231

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.597% (LIBOR 1 Month + 1.70%), 7/15/36(c)(d)	U.S.$	613	$614,945
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 3.767% (LIBOR 1 Month + 1.87%), 8/15/26(c)(d)		214	213,884
Series 2015-XLF2, Class SNMA 3.847% (LIBOR 1 Month + 1.95%), 11/15/26(c)(d)		195	194,574
RETL Series 2018-RVP, Class A 2.996% (LIBOR 1 Month + 1.10%), 3/15/33(c)(d)		612	614,485
Starwood Retail Property Trust Series 2014-STAR, Class A 3.117% (LIBOR 1 Month + 1.22%), 11/15/27(c)(d)		1,002	1,001,694

			7,905,519

Total Commercial Mortgage-Backed Securities (cost $40,900,828)			40,154,949

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.3%
Risk Share Floating Rate – 3.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.397% (LIBOR 1 Month + 6.50%), 4/25/26(d)(h)		131	133,655
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.147% (LIBOR 1 Month + 4.25%), 11/25/23(d)		1,700	1,887,031
Series 2014-DN3, Class M3 5.897% (LIBOR 1 Month + 4.00%), 8/25/24(d)		927	1,015,319
Series 2014-HQ3, Class M3 6.647% (LIBOR 1 Month + 4.75%), 10/25/24(d)		307	342,077
Series 2015-DNA1, Class M3 5.197% (LIBOR 1 Month + 3.30%), 10/25/27(d)		260	289,731

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA2, Class M2 4.497% (LIBOR 1 Month + 2.60%), 12/25/27(d)	U.S.$	489	$497,626
Series 2015-DNA3, Class M3 6.597% (LIBOR 1 Month + 4.70%), 4/25/28(d)		281	337,749
Series 2015-HQA1, Class M2 4.547% (LIBOR 1 Month + 2.65%), 3/25/28(d)		350	356,579
Series 2015-HQA2, Class M3 6.697% (LIBOR 1 Month + 4.80%), 5/25/28(d)		276	324,094
Series 2016-DNA1, Class M3 7.447% (LIBOR 1 Month + 5.55%), 7/25/28(d)		324	391,248
Series 2016-HQA1, Class M3 8.247% (LIBOR 1 Month + 6.35%), 9/25/28(d)		600	739,367
Series 2018-HQA1, Class M2 4.197% (LIBOR 1 Month + 2.30%), 9/25/30(d)		87	87,979
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 4.897% (LIBOR 1 Month + 3.00%), 7/25/24(d)		452	482,889
Series 2014-C04, Class 1M2 6.797% (LIBOR 1 Month + 4.90%), 11/25/24(d)		460	525,391
Series 2014-C04, Class 2M2 6.897% (LIBOR 1 Month + 5.00%), 11/25/24(d)		144	162,228
Series 2015-C01, Class 1M2 6.197% (LIBOR 1 Month + 4.30%), 2/25/25(d)		323	355,444
Series 2015-C01, Class 2M2 6.447% (LIBOR 1 Month + 4.55%), 2/25/25(d)		286	310,543
Series 2015-C02, Class 1M2 5.897% (LIBOR 1 Month + 4.00%), 5/25/25(d)		425	467,063
Series 2015-C02, Class 2M2 5.897% (LIBOR 1 Month + 4.00%), 5/25/25(d)		318	342,642
Series 2015-C03, Class 1M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(d)		557	635,920

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(d)	U.S.$	555	$618,058
Series 2015-C04, Class 1M2 7.597% (LIBOR 1 Month + 5.70%), 4/25/28(d)		1,071	1,246,281
Series 2015-C04, Class 2M2 7.447% (LIBOR 1 Month + 5.55%), 4/25/28(d)		533	600,746
Series 2016-C01, Class 1M2 8.647% (LIBOR 1 Month + 6.75%), 8/25/28(d)		587	706,151
Series 2016-C01, Class 2M2 8.847% (LIBOR 1 Month + 6.95%), 8/25/28(d)		446	533,316
Series 2016-C02, Class 1M2 7.897% (LIBOR 1 Month + 6.00%), 9/25/28(d)		505	604,442
Series 2016-C03, Class 2M2 7.797% (LIBOR 1 Month + 5.90%), 10/25/28(d)		1,834	2,151,263
Series 2016-C05, Class 2M2 6.347% (LIBOR 1 Month + 4.45%), 1/25/29(d)		1,165	1,306,593
Series 2018-C01, Class 1M2 4.147% (LIBOR 1 Month + 2.25%), 7/25/30(d)		1,085	1,110,433
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.747% (LIBOR 1 Month + 2.85%), 11/25/25(d)(h)		72	72,061

			18,633,919

Agency Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 4.703% (6.60% – LIBOR 1 Month), 11/15/41(d)(i)		5,632	835,743
Series 4693, Class SL 4.253% (6.15% – LIBOR 1 Month), 6/15/47(d)(i)		2,912	531,904
Series 4727, Class SA 4.303% (6.20% – LIBOR 1 Month), 11/15/47(d)(i)		3,348	614,352

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.643% (6.54% – LIBOR 1 Month), 12/25/41(d)(i)	U.S.$	1,501	$276,180
Series 2014-17, Class SA 4.153% (6.05% – LIBOR 1 Month), 4/25/44(d)(i)		3,794	623,691
Series 2014-78, Class SE 4.203% (6.10% – LIBOR 1 Month), 12/25/44(d)(i)		2,664	430,590
Series 2014-92, Class SX 4.203% (6.10% – LIBOR 1 Month), 1/25/45(d)(i)		3,337	551,065
Series 2016-77, Class DS 4.103% (6.00% – LIBOR 1 Month), 10/25/46(d)(i)		3,085	519,027
Series 2017-62, Class AS 4.253% (6.15% – LIBOR 1 Month), 8/25/47(d)(i)		2,961	525,168
Series 2017-81, Class SA 4.303% (6.20% – LIBOR 1 Month), 10/25/47(d)(i)		3,116	570,698
Series 2017-97, Class LS 4.303% (6.20% – LIBOR 1 Month), 12/25/47(d)(i)		3,214	588,803
Government National Mortgage Association Series 2017-122, Class SA 4.303% (6.20% – LIBOR 1 Month), 8/20/47(d)(i)		2,111	394,672
Series 2017-134, Class MS 4.303% (6.20% – LIBOR 1 Month), 9/20/47(d)(i)		2,033	392,176

			6,854,069

Total Collateralized Mortgage Obligations (cost $23,999,216)			25,487,988

ASSET-BACKED SECURITIES – 4.0%
Autos - Fixed Rate – 2.0%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		66	66,136
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		707	706,759

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20	U.S.$	128	$127,987
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		289	289,160
Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,760	1,759,565
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		8	7,746
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		104	104,079
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(c)		88	88,042
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(c)		711	706,182
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		250	264,218
Series 2016-3A, Class A 1.84%, 11/16/20(c)		74	73,914
Series 2017-2A, Class A 2.11%, 6/15/21(c)		330	329,214
Series 2017-3A, Class A 2.05%, 12/15/21(c)		643	638,627
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		325	349,779
Series 2016-4, Class D 3.89%, 11/15/22(c)		330	329,934
Series 2017-2, Class A 1.85%, 7/15/21(c)		557	553,669
Series 2017-4, Class A 2.07%, 4/15/22(c)		288	285,348
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		728	722,483
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		599	598,450

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)	U.S.$	625	$618,550
Series 2015-1A, Class B 3.52%, 3/25/21(c)		489	487,260
Series 2015-2A, Class A 2.02%, 9/25/19(c)		508	506,480
Series 2015-3A, Class A 2.67%, 9/25/21(c)		1,000	983,061
Series 2016-1A, Class A 2.32%, 3/25/20(c)		737	732,945
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		418	416,625

			11,746,213

Other ABS - Fixed Rate – 1.2%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(c)(f)		610	608,022
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		493	490,141
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(c)(f)		28	27,948
Series 2017-1A, Class A 2.827%, 3/15/24(c)(f)		207	206,591
Series 2017-2A, Class A 2.39%, 7/15/24(c)(f)		412	410,662
Series 2017-3A, Class A 2.36%, 12/15/24(c)(f)		317	315,901
Series 2017-3A, Class B 3.01%, 12/15/24(c)(f)		297	293,728
Series 2018-1A, Class A 2.61%, 3/15/28(c)(f)		697	695,173
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(f)		285	283,749
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(c)(f)		851	851,502
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(f)		156	156,172
Series 2016-3, Class A 3.05%, 12/26/25(c)(f)		416	414,315

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-2, Class A 3.28%, 2/25/26(c)(f)	U.S.$	402	$401,808
Series 2017-5, Class A2 2.78%, 9/25/26(c)(f)		855	840,628
Series 2017-6, Class A2 2.82%, 11/25/26(c)(f)		990	981,719

			6,978,059

Credit Cards - Fixed Rate – 0.5%
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,081,534
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		209	207,913
World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22		313	312,001
Series 2018-A, Class A 3.07%, 12/16/24		1,675	1,666,028

			3,267,476

Autos - Floating Rate – 0.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 2.397% (LIBOR 1 Month + 0.50%), 7/15/20(c)(d)		1,037	1,037,654
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.467% (LIBOR 1 Month + 0.57%), 1/15/22(d)		692	695,758

			1,733,412

Total Asset-Backed Securities (cost $23,772,328)			23,725,160

CORPORATES – NON-INVESTMENT GRADE – 3.4%
Industrial – 2.1%
Basic – 0.2%
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		391	392,181
SPCM SA 4.875%, 9/15/25(c)		500	484,705

			876,886

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
Altice France SA/France 5.375%, 5/15/22(c)	EUR	231	$285,232
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)	U.S.$	656	631,472
5.00%, 2/01/28(c)		702	646,044
CSC Holdings LLC 6.75%, 11/15/21		145	152,618
Sirius XM Radio, Inc. 5.00%, 8/01/27(c)		897	856,680

			2,572,046

Communications - Telecommunications – 0.2%
CenturyLink, Inc. Series Y 7.50%, 4/01/24		70	71,371
Sprint Capital Corp. 6.90%, 5/01/19		1,000	1,029,730

			1,101,101

Consumer Cyclical - Automotive – 0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		321	300,694

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 6.25%, 2/15/22(c)		360	378,410
6.50%, 2/15/25(c)		460	490,990
KB Home 4.75%, 5/15/19		345	347,974

			1,217,374

Consumer Non-Cyclical – 0.3%
HCA, Inc. 5.375%, 2/01/25		459	456,742
Tenet Healthcare Corp. 5.125%, 5/01/25(c)		967	939,885
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		385	346,596

			1,743,223

Energy – 0.6%
Antero Resources Corp. 5.125%, 12/01/22		146	147,005
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		575	413,770
Nabors Industries, Inc. 5.50%, 1/15/23		671	659,056
5.75%, 2/01/25(c)		614	583,650

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PDC Energy, Inc. 5.75%, 5/15/26(c)	U.S.$	643	$647,745
SM Energy Co. 6.50%, 1/01/23		41	41,221
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(c)		618	607,803
5.875%, 3/15/28(c)		640	621,639

			3,721,889

Technology – 0.1%
Western Digital Corp. 4.75%, 2/15/26		480	473,534

Transportation - Services – 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		270	258,471

			12,265,218

Financial Institutions – 1.2%
Banking – 1.0%
Banco Bilbao Vizcaya Argentaria SA 6.125%, 11/16/27(e)		600	580,128
Bank of America Corp. Series FF 5.875%, 3/15/28(e)		761	759,432
Series Z 6.50%, 10/23/24(e)		91	96,457
Barclays Bank PLC 6.86%, 6/15/32(c)(e)		137	157,668
Barclays PLC 5.20%, 5/12/26		562	562,433
CIT Group, Inc. 5.25%, 3/07/25		579	591,310
Citigroup, Inc. 5.95%, 1/30/23(e)		257	262,019
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(e)		650	623,623
Intesa Sanpaolo SpA 7.75%, 1/11/27(c)(e)	EUR	200	296,466
Series E 3.928%, 9/15/26(c)		164	214,619
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 6/30/18(c)(d)(e)		150	180,078
8.625%, 8/15/21(e)	U.S.$	480	525,734
Series U 4.622% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		600	604,590

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 3.869% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)	U.S.$	400	$377,324
7.50%, 4/02/22(c)(e)		380	401,375

			6,233,256

Finance – 0.2%
Navient Corp. 6.125%, 3/25/24		722	722,361
6.625%, 7/26/21		415	430,940
7.25%, 1/25/22		54	57,266

			1,210,567

			7,443,823

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		562	565,383

Total Corporates – Non-Investment Grade (cost $20,477,801)			20,274,424

EMERGING MARKETS – CORPORATE BONDS – 0.8%
Industrial – 0.7%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)		426	109,695
7.125%, 6/26/42(c)		368	99,986

			209,681

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(c)		328	331,690

Consumer Non-Cyclical – 0.3%
BRF GmbH 4.35%, 9/29/26(c)		328	288,640
BRF SA 3.95%, 5/22/23(c)		312	282,360
MARB BondCo PLC 7.00%, 3/15/24(c)		200	191,000
Marfrig Holdings Europe BV 8.00%, 6/08/23(c)		335	338,350
Minerva Luxembourg SA 6.50%, 9/20/26(c)		218	207,100

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	U.S.$	543	$433,042
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(h)(j)(k)		655	41,468

			1,781,960

Energy – 0.2%
Petrobras Global Finance BV 5.75%, 2/01/29		802	761,683
6.125%, 1/17/22		24	25,399
6.25%, 3/17/24		565	591,273
Ultrapar International SA 5.25%, 10/06/26(c)		330	330,619

			1,708,974

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		458	448,895

			4,481,200

Utility – 0.1%
Electric – 0.1%
Genneia SA 8.75%, 1/20/22(c)		366	392,535
Terraform Global Operating LLC 6.125%, 3/01/26(c)		222	224,837

			617,372

Total Emerging Markets – Corporate Bonds (cost $5,895,705)			5,098,572

EMERGING MARKETS – TREASURIES – 0.7%
Argentina – 0.1%
Argentina POM Politica Monetaria Series POM 27.935% (ARPP7DRR), 6/21/20(d)	ARS	8,700	441,607

Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27	BRL	12,270	3,580,561

Total Emerging Markets – Treasuries (cost $3,782,705)			4,022,168

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Mexico – 0.1%
Mexico Government International Bond 3.60%, 1/30/25	U.S.$	650	$629,850

Qatar – 0.2%
Qatar Government International Bond 3.875%, 4/23/23(c)		909	905,228

Saudi Arabia – 0.2%
Saudi Government International Bond 4.00%, 4/17/25(c)		1,459	1,438,734

Total Governments – Sovereign Bonds (cost $2,988,092)			2,973,812

GOVERNMENTS – TREASURIES – 0.5%
Singapore – 0.5%
Singapore Government Bond 2.75%, 3/01/46 (cost $2,901,545)	SGD	3,962	2,890,485

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(c) (cost $378,635)	U.S.$	385	366,478

EMERGING MARKETS – SOVEREIGNS – 0.0%
Egypt – 0.0%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $255,000)		255	261,694

		Shares
COMMON STOCKS – 0.0%
Financials – 0.0%
Insurance – 0.0%
Mt Logan Re Ltd. (Preference Shares)(f)(l) (cost $260,000)		260	253,925

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.3%
Governments – Treasuries – 2.3%
Japan – 2.3%
Japan Treasury Discount Bill Series 743 Zero Coupon, 9/10/18	JPY	1,050,500	$9,614,787
Series 748 Zero Coupon, 7/02/18		448,000	4,099,020

Total Short-Term Investments (cost $14,079,724)			13,713,807

Total Investments – 126.4% (cost $762,343,522)			754,166,345
Other assets less liabilities – (26.4)%			(157,379,953)

Net Assets – 100.0%			$596,786,392

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	679	June 2018	USD	67,900	$77,361,342	$77,071,805	$(289,537)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	12	June 2018	JPY	1,200,000	16,553,165	16,535,675	17,490
10 Yr Mini Japan Government Bond Futures	92	June 2018	JPY	920,000	12,697,084	12,682,400	14,684
Euro-BOBL Futures	139	June 2018	EUR	13,900	21,888,126	21,989,182	(101,056)
U.S. T-Note 2 Yr (CBT) Futures	189	June 2018	USD	37,800	40,160,637	40,076,860	83,777
U.S. T-Note 10 Yr (CBT) Futures	860	June 2018	USD	86,000	103,263,926	102,877,500	386,426
U.S. Ultra Bond (CBT) Futures	22	June 2018	USD	2,200	3,438,749	3,456,750	(18,001)

							$93,783

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	1,789	USD	1,293	6/07/18	$34,673
Bank of America, NA	CAD	6,023	USD	4,769	6/12/18	74,199
Barclays Bank PLC	BRL	557	USD	168	5/03/18	9,158
Barclays Bank PLC	USD	160	BRL	557	5/03/18	(1,009)
BNP Paribas SA	NZD	3,046	USD	2,169	6/07/18	26,021
BNP Paribas SA	GBP	2,703	USD	3,845	6/13/18	116,325
Citibank, NA	BRL	966	USD	277	5/03/18	1,750
Citibank, NA	USD	283	BRL	966	5/03/18	(6,961)
Citibank, NA	BRL	6,932	USD	1,997	6/04/18	24,166
Citibank, NA	USD	2,339	TWD	67,555	6/07/18	(51,928)
Citibank, NA	USD	2,332	CNY	14,657	6/28/18	(21,204)
Citibank, NA	USD	1,630	KRW	1,732,776	7/26/18	(7,434)
Goldman Sachs Bank USA	USD	2,278	MYR	8,937	7/12/18	(18,764)
HSBC Bank USA	EUR	2,865	USD	3,555	5/30/18	88,239
HSBC Bank USA	CHF	1,411	USD	1,479	6/28/18	47,637
JPMorgan Chase Bank, NA	USD	1,752	PLN	5,927	5/16/18	(63,048)
JPMorgan Chase Bank, NA	TWD	133,526	USD	4,599	6/07/18	78,640
JPMorgan Chase Bank, NA	AUD	1,897	USD	1,468	6/07/18	39,563
JPMorgan Chase Bank, NA	USD	1,353	AUD	1,720	6/07/18	(58,121)
JPMorgan Chase Bank, NA	AUD	2,970	CAD	2,953	6/07/18	65,439
JPMorgan Chase Bank, NA	CHF	1,678	USD	1,754	6/28/18	51,856
Morgan Stanley Capital Services, Inc.	SGD	3,819	USD	2,895	5/17/18	13,656
Morgan Stanley Capital Services, Inc.	USD	1,452	GBP	1,011	6/13/18	(57,342)
Morgan Stanley Capital Services, Inc.	JPY	1,798,737	USD	16,847	6/18/18	341,337
Royal Bank of Scotland PLC	USD	2,664	CAD	3,362	6/12/18	(43,248)
Standard Chartered Bank	BRL	409	USD	117	5/03/18	107
Standard Chartered Bank	USD	117	BRL	409	5/03/18	(741)
Standard Chartered Bank	USD	1,039	INR	68,160	5/17/18	(15,477)
Standard Chartered Bank	USD	117	BRL	409	6/04/18	(161)
State Street Bank & Trust Co.	USD	801	EUR	646	5/30/18	(18,407)
State Street Bank & Trust Co.	JPY	223,855	USD	2,059	6/18/18	5,039

						$653,960

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 30, 5 Year Index, 6/20/23*	(1.00)%	Quarterly	0.61%	USD	8,750	$(171,946)	$(153,640)	$(18,306)

*	Termination date

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
EUR	3,540	4/10/20	0.151%	6 Month EURIBOR	Annual/ Semi-Annual	$(904)	$87		$(991)
SEK	38,290	3/31/22	3 Month STIBOR	0.341%	Quarterly/Annual	11,362	18		11,344
NZD	7,090	3/31/22	3 Month BKBM	2.936%	Quarterly/Semi-Annual	73,111	– 0	–	73,111
USD	2,610	1/14/24	2.980%	3 Month LIBOR	Semi-Annual/Quarterly	(27,451)	– 0	–	(27,451)
USD	2,300	2/14/24	2.889%	3 Month LIBOR	Semi-Annual/Quarterly	144	– 0	–	144
USD	3,280	4/28/24	2.817%	3 Month LIBOR	Semi-Annual/ Quarterly	21,396	– 0	–	21,396
USD	4,670	5/06/24	2.736%	3 Month LIBOR	Semi-Annual/ Quarterly	9,290	– 0	–	9,290
USD	1,890	5/29/24	3 Month LIBOR	2.628%	Quarterly/ Semi-Annual	(18,275)	– 0	–	(18,275)
USD	3,330	7/02/24	2.632%	3 Month LIBOR	Semi-Annual/ Quarterly	35,838	– 0	–	35,838
USD	2,370	7/10/24	2.674%	3 Month LIBOR	Semi-Annual/ Quarterly	19,812	– 0	–	19,812
USD	1,160	6/09/25	2.488%	3 Month LIBOR	Semi-Annual/ Quarterly	27,224	– 0	–	27,224
USD	2,106	8/04/25	2.293%	3 Month LIBOR	Semi-Annual/ Quarterly	89,773	– 0	–	89,773
USD	5,400	10/04/26	1.487%	3 Month LIBOR	Semi-Annual/ Quarterly	611,854	– 0	–	611,854
USD	7,030	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	306,440	– 0	–	306,440
USD	2,190	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/Quarterly	100,668	– 0	–	100,668
USD	3,380	3/28/28	2.920%	3 Month LIBOR	Semi-Annual/Quarterly	22,547	– 0	–	22,547

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,490	11/10/35	2.631%	3 Month LIBOR	Semi-Annual/ Quarterly	$77,152	$	– 0	–	$77,152
CAD	43,440	4/06/20	3 Month CDOR	2.181%	Semi-Annual/Semi-Annual	(28,100)		– 0	–	(28,100)
EUR	28,310	4/10/20	-0.149%	6 Month EURIBOR	Annual/Semi-Annual	(8,862)		693		(9,555)
EUR	11,810	4/11/20	-0.148%	6 Month EURIBOR	Annual/Semi-Annual	(3,802)		(287)		(3,515)
USD	1,080	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	102,219		– 0	–	102,219
USD	1,080	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	100,977		– 0	–	100,977

						$1,522,413		$511		$1,521,902

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.41%	USD	466	$(26,935)	$(6,512)	$(20,423)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.41	USD	534	(30,865)	(7,737)	(23,128)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	30	(58)	381	(439)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	2,785	(5,446)	35,100	(40,546)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	26	(51)	239	(290)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	354	(692)	4,810	(5,502)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	3,469	(6,784)	36,982	(43,766)

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.47%	USD	1,041	$(2,036)	$11,003	$(13,039)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	387	(756)	5,216	(5,972)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	226	(442)	2,159	(2,601)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	418	(818)	5,483	(6,301)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	836	(1,635)	10,967	(12,602)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	723	(90,062)	(92,875)	2,813
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	547	(68,138)	(87,163)	19,025
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	67	(8,346)	(11,202)	2,856
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	209	(26,017)	(32,330)	6,313
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	248	(30,893)	(34,140)	3,247
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	210	(26,159)	(29,595)	3,436
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	1,145	(29,973)	(26,431)	(3,542)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	122	(15,197)	(15,435)	238
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	130	(16,194)	(10,943)	(5,251)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	169	(21,052)	(14,528)	(6,524)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	326	(40,609)	(32,285)	(8,324)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	471	(58,671)	(31,627)	(27,044)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	226	(28,133)	(34,801)	6,668
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	138	(17,191)	(9,904)	(7,287)

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.47%	USD	130	$(16,193)	$(17,003)	$810
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	436	(54,312)	(32,468)	(21,844)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	662	(82,463)	(48,158)	(34,305)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	247	(30,768)	(27,620)	(3,148)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	714	(88,940)	(42,539)	(46,401)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	150	(18,684)	(19,619)	935
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	217	(27,031)	(25,764)	(1,267)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	218	(27,156)	(25,873)	(1,283)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	464	(57,799)	(39,615)	(18,184)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	30	(3,737)	(3,650)	(87)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	1,300	(161,937)	(159,385)	(2,552)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	1,000	(124,400)	(137,419)	13,019
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	710	(88,443)	(84,857)	(3,586)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	178	(22,173)	(15,965)	(6,208)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	15	(1,868)	(1,395)	(473)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	30	(3,737)	(2,842)	(895)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	30	(3,737)	(3,076)	(661)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	166	(20,678)	(18,357)	(2,321)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	598	(74,491)	(95,416)	20,925
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	371	(46,214)	(62,941)	16,727
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	517	(64,401)	(88,972)	24,571
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	15	(1,868)	(2,365)	497
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	59	(7,349)	(6,611)	(738)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	322	(40,110)	(45,487)	5,377

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.47%	USD	1,100	$(136,932)	$(168,740)	$31,808
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	191	(23,792)	(13,980)	(9,812)

						$(1,782,366)	$(1,555,285)	$(227,081)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	23,640	7/15/21	1.765%	CPI	#	Maturity	$521,785
Barclays Bank PLC	USD	20,750	7/15/20	1.527%	CPI	#	Maturity	455,651
Barclays Bank PLC	USD	6,950	1/15/21	1.490%	CPI	#	Maturity	169,038
Deutsche Bank AG	USD	5,190	7/15/21	2.152%	CPI	#	Maturity	36,238

								$1,182,712

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	3/06/42	2.804%	3 Month LIBOR	Semi- Annual/ Quarterly	$21,624

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY, 1/14/20*	$11.12	Maturity	AUD	65	$(31)	$	– 0	–	$(31)
AUD/JPY, 3/3/20*	12.75	Maturity	AUD	33	(157)		– 0	–	(157)
Goldman Sachs Bank USA
AUD/JPY, 3/10/20*	12.90	Maturity	AUD	15	(78)		– 0	–	(78)
AUD/JPY, 3/11/20*	12.80	Maturity	AUD	18	(86)		– 0	–	(86)

					$(352)	$	– 0	–	$(352)

*	Termination date

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2018
HSBC Bank USA	1.87%	1/16/19	$6,159,659
HSBC Bank USA	1.93%	7/03/18	20,625,585
HSBC Bank USA	1.95%	7/12/18	14,374,337
HSBC Bank USA+	1.87%	—	52,350,672
JPMorgan Chase Bank	1.89%	4/23/20	15,738,924
JPMorgan Chase Bank	1.93%	7/19/18	46,976,467
JPMorgan Chase Bank+	1.89%	—	5,121,640

			$161,347,284

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2018

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days	Greater than 90 Days	Total
Inflation-Linked Securities	$57,472,312	$	– 0	–	$81,976,389	$21,898,583	$161,347,284

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $63,460,869 or 10.6% of net assets.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	IO – Interest Only.

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of April 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.397%, 4/25/26	4/29/16	$131,393	$133,655	0.02%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.547%, 6/24/49	6/19/15	244,231	244,231	0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	363,153	41,468	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 4.747%, 11/25/25	9/28/15	71,574	72,061	0.01%

(i)	Inverse interest only security.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$260,000	$253,925	0.04%

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 47

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018 (unaudited)

Assets
Investments in securities, at value (cost $762,343,522)	$754,166,345
Cash collateral due from broker	2,090,866
Foreign currencies, at value (cost $305,260)	255,327
Receivable for investment securities sold	67,056,449
Receivable for capital stock sold	2,512,509
Interest receivable	2,419,697
Unrealized appreciation on inflation swaps	1,182,712
Unrealized appreciation on forward currency exchange contracts	1,017,805
Unrealized appreciation on credit default swaps	159,265
Unrealized appreciation on interest rate swaps	21,624
Affiliated dividends receivable	1,710

Total assets	830,884,309

Liabilities
Due to custodian	16,998,136
Payable for reverse repurchase agreements	161,347,284
Payable for investment securities purchased	52,082,999
Upfront premiums received on credit default swaps	1,555,285
Cash collateral due to broker	500,000
Payable for capital stock redeemed	396,214
Unrealized depreciation on credit default swaps	386,346
Unrealized depreciation on forward currency exchange contracts	363,845
Advisory fee payable	152,790
Payable for variation margin on futures	130,819
Payable for variation margin on centrally cleared swaps	54,168
Distribution fee payable	40,424
Transfer Agent fee payable	26,246
Administrative fee payable	20,511
Directors’ fees payable	3,353
Unrealized depreciation on variance swaps	352
Payable for terminated variance swaps	211
Accrued expenses	38,934

Total liabilities	234,097,917

Net Assets	$596,786,392

Composition of Net Assets
Capital stock, at par	$55,879
Additional paid-in capital	608,066,883
Undistributed net investment income	4,324,597
Accumulated net realized loss on investment and foreign currency transactions	(10,652,012)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(5,008,955)

$596,786,392

See notes to financial statements.

48 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$54,117,918	5,026,016	$10.77	*

C	$3,612,197	343,219	$10.52

Advisor	$141,105,779	13,083,623	$10.78

R	$5,963,889	554,921	$10.75

K	$10,917,786	1,015,745	$10.75

I	$2,229,441	208,772	$10.68

1	$300,621,193	28,288,878	$10.63

2	$57,773,862	5,438,871	$10.62

Z	$20,444,327	1,918,942	$10.65

*	The maximum offering price per share for Class A shares was $11.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 49

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

Investment Income
Interest	$9,955,520
Dividends
Affiliated issuers	28,836
Unaffiliated issuers	11,094	$9,995,450

Expenses
Advisory fee (see Note B)	1,333,802
Distribution fee—Class A	51,872
Distribution fee—Class C	18,160
Distribution fee—Class R	13,975
Distribution fee—Class K	4,109
Distribution fee—Class 1	141,050
Transfer agency—Class A	27,266
Transfer agency—Class C	2,502
Transfer agency—Advisor Class	81,676
Transfer agency—Class R	6,927
Transfer agency—Class K	3,287
Transfer agency—Class I	766
Transfer agency—Class 1	18,721
Transfer agency—Class 2	3,664
Transfer agency—Class Z	1,872
Custodian	108,823
Registration fees	64,614
Audit and tax	50,873
Printing	39,285
Administrative	28,656
Legal	22,913
Directors’ fees	14,226
Miscellaneous	10,536

Total expenses before interest expense	2,049,575
Interest expense	1,161,448

Total expenses	3,211,023
Less: expenses waived and reimbursed by the Adviser (see Note B)	(491,807)

Net expenses		2,719,216

Net investment income		7,276,234

See notes to financial statements.

50 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(1,190,219)
Forward currency exchange contracts	(654,805)
Futures	2,675,878
Swaps	70,069
Foreign currency transactions	(135,131)
Net change in unrealized appreciation/depreciation of:
Investments	(10,967,911)
Forward currency exchange contracts	695,940
Futures	(359,980)
Swaps	3,081,036
Foreign currency denominated assets and liabilities	(40,695)

Net loss on investment and foreign currency transactions	(6,825,818)

Net Increase in Net Assets from Operations	$450,416

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,276,234	$9,429,313
Net realized gain on investment and foreign currency transactions	765,792	36,678
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(7,591,610)	(3,298,144)
Contributions from Affiliates (see Note B)	– 0	–	957

Net increase in net assets from operations	450,416	6,168,804
Dividends to Shareholders from
Net investment income
Class A	(201,574)	(438,322)
Class C	(15,097)	(42,144)
Advisor Class	(786,797)	(1,782,646)
Class R	(27,641)	(8,105)
Class K	(17,134)	(44,541)
Class I	(8,092)	(10,229)
Class 1	(1,876,869)	(5,080,600)
Class 2	(391,717)	(1,188,735)
Class Z	(132,718)	(299,386)
Capital Stock Transactions
Net increase	107,491,148	168,272,863

Total increase	104,483,925	165,546,959
Net Assets
Beginning of period	492,302,467	326,755,508

End of period (including undistributed net investment income of $4,324,597 and $506,002, respectively)	$596,786,392	$492,302,467

See notes to financial statements.

52 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2018 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$450,416
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(264,119,988)
Purchases of short-term investments	(128,432,048)
Proceeds from disposition of long-term investments	112,017,575
Proceeds from disposition of short-term investments	127,299,078
Net realized gain on investment transactions and foreign currency transactions	(765,792)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,591,610
Net accretion of bond discount and amortization of bond premium	2,743,288
Inflation index adjustment	(6,742,351)
Increase in receivable for investments sold	(58,410,174)
Increase in interest receivable	(456,686)
Decrease in affiliated dividends receivable	231
Increase in cash collateral due from broker	(348,310)
Increase in payable for investments purchased	51,062,920
Increase in cash collateral due to broker	500,000
Increase in advisory fee payable	52,506
Decrease in administrative fee payable	(2,371)
Increase in Transfer Agent fee payable	1,553
Increase in distribution fee payable	7,574
Increase in directors’ fee payable	919
Decrease in accrued expenses	(263,417)
Proceeds on swaps, net	738,953
Proceeds for exchange-traded derivatives settlements	4,170,352

Total adjustments		(153,354,578)

Net cash provided by (used in) from operating activities		(152,904,162)
Cash flows from financing activities
Subscriptions of capital stock, net	96,745,883
Increase in due to custodian	16,998,136
Cash dividends paid (net of dividend reinvestments)*	(674,143)
Increase in reverse repurchase agreements	39,718,114

Net cash provided by (used in) from financing activities		152,787,990
Effect of exchange rate on cash		(830,631)

Net decrease in cash		(946,803)
Cash at beginning of period		1,202,130

Cash at end of period		$255,327

* Reinvestment of dividends	$2,783,496
Supplemental disclosure of cash flow information
Interest expense paid during the period	$1,002,771

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$542,828,685		$	– 0	–	$542,828,685
Corporates – Investment Grade		– 0	–	72,114,198			– 0	–	72,114,198
Commercial Mortgage-Backed Securities		– 0	–	34,589,802			5,565,147		40,154,949
Collateralized Mortgage Obligations		– 0	–	25,487,988			– 0	–	25,487,988
Asset-Backed Securities		– 0	–	17,237,242			6,487,918		23,725,160
Corporates – Non-Investment Grade		– 0	–	20,274,424			– 0	–	20,274,424
Emerging Markets – Corporate Bonds		– 0	–	5,057,104			41,468		5,098,572
Emerging Markets – Treasuries		– 0	–	4,022,168			– 0	–	4,022,168
Governments – Sovereign Bonds		– 0	–	2,973,812			– 0	–	2,973,812
Governments – Treasuries		– 0	–	2,890,485			– 0	–	2,890,485
Quasi-Sovereigns		– 0	–	366,478			– 0	–	366,478
Emerging Markets – Sovereigns		– 0	–	261,694			– 0	–	261,694
Common Stocks		– 0	–	– 0	–		253,925		253,925
Short-Term Investments		– 0	–	13,713,807			– 0	–	13,713,807

Total Investments in Securities		– 0	–	741,817,887			12,348,458		754,166,345
Other Financial Instruments(a):
Assets:
Futures		502,377		– 0	–		– 0	–	502,377	(b)
Forward Currency Exchange Contracts		– 0	–	1,017,805			– 0	–	1,017,805
Centrally Cleared Interest Rate Swaps		– 0	–	1,609,807			– 0	–	1,609,807	(b)
Inflation (CPI) Swaps		– 0	–	1,182,712			– 0	–	1,182,712
Interest Rate Swaps		– 0	–	21,624			– 0	–	21,624
Liabilities:
Futures		(408,594)		– 0	–		– 0	–	(408,594	)(b)
Forward Currency Exchange Contracts		– 0	–	(363,845)			– 0	–	(363,845)
Centrally Cleared Credit Default Swaps		– 0	–	(171,946)			– 0	–	(171,946	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(87,394)			– 0	–	(87,394	)(b)
Credit Default Swaps		– 0	–	(1,782,366)			– 0	–	(1,782,366)
Variance Swaps		– 0	–	(352)			– 0	–	(352)
Reverse Repurchase Agreements		(161,347,284)		– 0	–		– 0	–	(161,347,284)

Total(c)		$(161,253,501)		$743,243,932			$12,348,458		$594,338,889

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(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Emerging Markets - Corporate Bonds
Balance as of 10/31/17	$4,607,155		$6,237,183		$	– 0	–
Accrued discounts/(premiums)	2,356		(4)			– 0	–
Realized gain (loss)	(45,260)		3			– 0	–
Change in unrealized appreciation/depreciation	(5,881)		(57,985)			7,900
Purchases/Payups	1,755,000		1,779,949			– 0	–
Sales/Paydowns	(748,223)		(1,471,228)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		33,568
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 4/30/18	$5,565,147		$6,487,918			$41,468

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(a)	$(56,370)		$(57,563)			$7,900

	Common Stocks		Total
Balance as of 10/31/17	$271,107		$11,115,445
Accrued discounts/(premiums)	– 0	–	2,352
Realized gain (loss)	– 0	–	(45,257)
Change in unrealized appreciation/depreciation	(17,182)		(73,148)
Purchases/Payups	– 0	–	3,534,949
Sales/Paydowns	– 0	–	(2,219,451)
Transfers in to Level 3	– 0	–	33,568	(b)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/18	$253,925		$12,348,458

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(a)	$(17,182)		$(123,215)

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at April 30, 2018. Securities priced (i) by third party vendors or (ii) by brokers, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/18	Valuation Technique	Unobservable Input	Range / Weighted Average
Common Stocks	$253,925	Market Approach	NAV Equivalent	$976.63 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Effective January 29, 2016, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2019 and then may

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NOTES TO FINANCIAL STATEMENTS (continued)

be extended for additional one-year terms. For the six months ended April 30, 2018, such reimbursement amounted to $486,607.

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the reimbursement for such services amounted to $28,656.

During the year ended October 31, 2017, the Adviser reimbursed the Fund $957 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $72,446 for the six months ended April 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,625 from the sale of Class A shares and received $7 and $1 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $5,200.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2018 is as follows:

Fund	Market Value 10/31/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)			Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$100,981	$100,981	$	– 0	–	$29

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended April 30, 2018 amounted to $12,309, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $247,769, $27,957, $20,473 and $1,481,373 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$67,737,104	$26,818,759
U.S. government securities	196,382,884	76,268,636

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,469,007
Gross unrealized depreciation	(12,417,942)

Net unrealized depreciation	$(4,948,935)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral

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may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund

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agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/

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performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2018, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$502,377	*	Receivable/Payable for variation margin on futures	$408,594	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	18,306	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,609,788	*	Receivable/Payable for variation margin on centrally cleared swaps	87,886	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,017,805		Unrealized depreciation on forward currency exchange contracts	363,845

Interest rate contracts	Unrealized appreciation on interest rate swaps	21,624

Interest rate contracts	Unrealized appreciation on inflation swaps	1,182,712

Credit contracts	Unrealized appreciation on credit default swaps	159,265		Unrealized depreciation on credit default swaps	386,346

Equity contracts				Unrealized depreciation on variance swaps	352

Total		$4,493,571			$1,265,329

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,308,337		$(359,980)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(654,805)		695,940

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(333,810)		2,576,170

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	173,113		505,218

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(352)

Total		$1,492,835		$3,416,996

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018:

Futures:
Average original value of buy contracts	$48,558,673
Average original value of sale contracts	$181,337,841
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$18,514,233
Average principal amount of sale contracts	$54,465,471
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$56,530,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$122,316,433

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Credit Default Swaps:
Average notional amount of buy contracts	$10,572,000
Average notional amount of sale contracts	$13,278,857
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,750,000	(a)
Average notional amount of sale contracts	$2,554,000	(b)
Variance Swaps:
Average notional amount	$880,977	(b)

(a)	Positions were open for one month during the period.

(b)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Australia and New Zealand Banking Group Ltd.	$34,673	$	– 0	–	$	– 0	–	$	– 0	–	$34,673
Bank of America, NA	595,984		– 0	–		– 0	–		– 0	–	595,984
Barclays Bank PLC	633,847		(1,009)			– 0	–		(614,380)		18,458
BNP Paribas SA	142,346		– 0	–		– 0	–		– 0	–	142,346
Citibank, NA	25,916		(25,916)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	36,238		(36,238)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	135,876		– 0	–		– 0	–		– 0	–	135,876
JPMorgan Chase Bank, NA	235,498		(121,169)			– 0	–		– 0	–	114,329
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	376,617		(78,966)			– 0	–		– 0	–	297,651
Standard Chartered Bank	107		(107)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	5,039		(5,039)			– 0	–		– 0	–	– 0	–

Total	$2,222,141		$(268,444)		$	– 0	–		$(614,380)		$1,339,317	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$1,009	$(1,009)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	145,327	(25,916)			– 0	–		– 0	–		119,411
Citigroup Global Markets, Inc.	249,673	– 0	–		– 0	–		(249,673)			– 0	–
Credit Suisse International	232,517	– 0	–		– 0	–		(222,703)			9,814
Deutsche Bank AG	416,783	(36,238)			– 0	–		(380,545)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	681,532	– 0	–		– 0	–		(652,590)			28,942
JPMorgan Chase Bank, NA	121,169	(121,169)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	220,519	(78,966)			– 0	–		– 0	–		141,553
Royal Bank of Scotland PLC	43,248				– 0	–		– 0	–		43,248
Standard Chartered Bank	16,379	(107)			– 0	–		– 0	–		16,272
State Street Bank & Trust Co.	18,407	(5,039)			– 0	–		– 0	–		13,368

Total	$2,146,563	$(268,444)		$	– 0	–		$(1,505,511)			$372,608	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

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investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2018, the average amount of reverse repurchase agreements outstanding was $156,570,401 and the daily weighted average interest rate was 1.54%. At April 30, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $161,347,284 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$93,510,253	$(93,470,025)	$40,228
JPMorgan Chase Bank	67,837,031	(67,837,031)	– 0	–

Total	$161,347,284	$(161,307,056)	$40,228

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class A
Shares sold	2,954,234	2,481,469	$31,868,174	$26,845,725

Shares issued in reinvestment of dividends	16,162	35,592	174,546	385,023

Shares converted from Class C	4,730	49,291	50,853	535,791

Shares redeemed	(508,742)	(1,537,273)	(5,482,049)	(16,618,288)

Net increase	2,466,384	1,029,079	$26,611,524	$11,148,251

Class C
Shares sold	49,108	328,784	$516,372	$3,470,916

Shares issued in reinvestment of dividends	1,158	3,156	12,250	33,459

Shares converted to Class A	(4,837)	(50,356)	(50,853)	(535,791)

Shares redeemed	(44,093)	(173,499)	(465,341)	(1,842,937)

Net increase	1,336	108,085	$12,428	$1,125,647

Advisor Class
Shares sold	5,814,959	10,938,589	$62,770,566	$118,327,539

Shares issued in reinvestment of dividends	58,645	135,408	634,009	1,468,124

Shares redeemed	(2,708,027)	(3,825,785)	(29,245,133)	(41,472,690)

Net increase	3,165,577	7,248,212	$34,159,442	$78,322,973

Class R
Shares sold	122,429	481,679	$1,317,633	$5,202,527

Shares issued in reinvestment of dividends	2,561	750	27,616	8,105

Shares redeemed	(66,023)	(23,935)	(709,806)	(258,683)

Net increase	58,967	458,494	$635,443	$4,951,949

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	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class K
Shares sold	861,904	133,650	$9,249,181	$1,443,483

Shares issued in reinvestment of dividends	1,590	4,128	17,134	44,541

Shares redeemed	(116,352)	(90,288)	(1,250,798)	(972,679)

Net increase	747,142	47,490	$8,015,517	$515,345

Class I
Shares sold	160,945	80,147	$1,719,163	$861,654

Shares issued in reinvestment of dividends	756	953	8,092	10,229

Shares redeemed	(12,680)	(53,204)	(135,188)	(573,108)

Net increase	149,021	27,896	$1,592,067	$298,775

Class 1
Shares sold	4,556,387	9,138,261	$48,493,902	$97,715,632

Shares issued in reinvestment of dividends	137,955	379,658	1,470,516	4,056,730

Shares redeemed	(2,068,005)	(4,826,214)	(22,023,138)	(51,530,783)

Net increase	2,626,337	4,691,705	$27,941,280	$50,241,579

Class 2
Shares sold	1,269,935	3,117,939	$13,522,312	$33,181,588

Shares issued in reinvestment of dividends	28,788	92,146	306,615	984,648

Shares redeemed	(924,437)	(1,593,693)	(9,837,576)	(17,030,914)

Net increase	374,286	1,616,392	$3,991,351	$17,135,322

Class Z
Shares sold	675,875	667,140	$7,216,894	$7,136,819

Shares issued in reinvestment of dividends	12,425	27,950	132,718	299,386

Shares redeemed	(264,116)	(270,196)	(2,817,516)	(2,903,183)

Net increase	424,184	424,894	$4,532,096	$4,533,022

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk

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is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. The risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

78 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,894,708	$7,812,213

Total taxable distributions	$8,894,708	$7,812,213

abfunds.com	AB BOND INFLATION STRATEGY | 79

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(10,706,541	)(a)
Unrealized appreciation/(depreciation)	2,646,407	(b)

Total accumulated earnings/(deficit)	$(8,060,134	)(c)

(a)	At October 31, 2017, the Fund had a net capital loss carryforward of $10,706,541. During the fiscal year, the Fund utilized of $847,498 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	Other differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net short-term capital loss carryforward of $3,041,617 and a net long-term capital loss carryforward of $7,664,924, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

80 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.83	$ 10.92	$ 10.44	$ 10.77	$ 10.81	$ 11.36

Income From Investment Operations
Net investment income(a)(b)	.14	.21	.18	.08	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.11)	.51	(.31)	(.04)	(.57)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	– 0	–	.10	.69	(.23)	.13	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.19)	(.21)	(.10)	(.17)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.06)	(.19)	(.21)	(.10)	(.17)	(.07)

Net asset value, end of period	$ 10.77	$ 10.83	$ 10.92	$ 10.44	$ 10.77	$ 10.81

Total Return
Total investment return based on net asset value(d)	.01%	.91%	6.63%	(2.18)%	1.16%	(4.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,118	$27,718	$16,712	$13,660	$15,860	$23,358
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.19	%^	1.01%	.98%	.88%	.81%	.80%
Expenses, before waivers/reimbursements(e)	1.45	%^	1.34%	1.42%	1.36%	1.15%	1.18%
Net investment income(b)	2.69	%^	1.95%	1.71%	.75%	1.57%	.80%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

abfunds.com	AB BOND INFLATION STRATEGY | 81

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.61	$ 10.71	$ 10.27	$ 10.64	$ 10.71	$ 11.28

Income From Investment Operations
Net investment income(a)(b)	.09	.13	.10	.00	(c)	.07	.00	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.11)	.50	(.31)	(.01)	(.56)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)	.02	.60	(.31)	.06	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.12)	(.16)	(.06)	(.13)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.04)	(.12)	(.16)	(.06)	(.13)	(.01)

Net asset value, end of period	$ 10.52	$ 10.61	$ 10.71	$ 10.27	$ 10.64	$ 10.71

Total Return
Total investment return based on net asset value(d)	(.43)%	.16%	5.86%	(2.93)%	.50%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,612	$3,627	$2,505	$2,679	$3,596	$5,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.93	%^	1.76%	1.72%	1.58%	1.51%	1.51%
Expenses, before waivers/reimbursements(e)	2.20	%^	2.09%	2.16%	2.07%	1.86%	1.86%
Net investment income(b)	1.75	%^	1.26%	.96%	.06%	.70%	.01%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

82 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.84	$ 10.93	$ 10.46	$ 10.79	$ 10.82	$ 11.39

Income From Investment Operations
Net investment income(a)(b)	.15	.25	.22	.13	.19	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.13)	.49	(.33)	(.03)	(.52)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.01	.12	.71	(.20)	.16	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.21)	(.24)	(.13)	(.19)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.07)	(.21)	(.24)	(.13)	(.19)	(.11)

Net asset value, end of period	$ 10.78	$ 10.84	$ 10.93	$ 10.46	$ 10.79	$ 10.82

Total Return
Total investment return based on net asset value(d)	.10%	1.15%	6.87%	(1.90)%	1.50%	(4.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141,106	$107,545	$29,186	$18,343	$16,144	$7,969
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.93	%^	.77%	.73%	.58%	.52%	.51%
Expenses, before waivers/reimbursements(e)	1.20	%^	1.10%	1.16%	1.06%	.86%	.87%
Net investment income(b)	2.88	%^	2.31%	2.04%	1.23%	1.77%	.54%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

abfunds.com	AB BOND INFLATION STRATEGY | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.82	$ 10.89	$ 10.44	$ 10.78	$ 10.81	$ 11.34

Income From Investment Operations
Net investment income (loss)(a)(b)	.12	.21	.29	(.08)	.14	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.12)	.37	(.19)	(.02)	(.57)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.02)	.09	.66	(.27)	.12	(.51)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.16)	(.21)	(.07)	(.15)	(.02)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.05)	(.16)	(.21)	(.07)	(.15)	(.02)

Net asset value, end of period	$ 10.75	$ 10.82	$ 10.89	$ 10.44	$ 10.78	$ 10.81

Total Return
Total investment return based on net asset value(d)	(.06)%	.80	%†	6.41%	(2.49)%	1.10%	(4.51)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,964	$5,364	$408	$20	$230	$209
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.43	%^	1.29%	1.24%	1.06%	1.01%	1.01%
Expenses, before waivers/reimbursements(e)	1.81	%^	1.67%	1.71%	1.50%	1.40%	1.44%
Net investment income (loss)(b)	2.27	%^	2.08%	2.71%	(.68)%	1.26%	.49%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

84 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.81	$ 10.89	$ 10.42	$ 10.77	$ 10.80	$ 11.35

Income From Investment Operations
Net investment income(a)(b)	.15	.21	.20	.07	.17	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)	(.11)	.49	(.31)	(.03)	(.57)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	– 0	–	.10	.69	(.24)	.14	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.18)	(.22)	(.11)	(.17)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.06)	(.18)	(.22)	(.11)	(.17)	(.07)

Net asset value, end of period	$ 10.75	$ 10.81	$ 10.89	$ 10.42	$ 10.77	$ 10.80

Total Return
Total investment return based on net asset value(d)	(.01)%	.96%	6.66%	(2.24)%	1.31%	(4.26)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,918	$2,903	$2,409	$1,616	$2,219	$1,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.21	%^	1.01%	.98%	.83%	.76%	.76%
Expenses, before waivers/reimbursements(e)	1.56	%^	1.37%	1.36%	1.17%	1.07%	1.12%
Net investment income(b)	2.88	%^	1.95%	1.87%	.70%	1.57%	.80%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

abfunds.com	AB BOND INFLATION STRATEGY | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.74	$ 10.84	$ 10.38	$ 10.73	$ 10.77	$ 11.33

Income From Investment Operations
Net investment income (loss)(a)(b)	.17	.24	.22	(.06)	.22	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	(.12)	.50	(.14)	(.06)	(.55)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.01	.12	.72	(.20)	.16	(.45)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.22)	(.26)	(.15)	(.20)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.07)	(.22)	(.26)	(.15)	(.20)	(.11)

Net asset value, end of period	$ 10.68	$ 10.74	$ 10.84	$ 10.38	$ 10.73	$ 10.77

Total Return
Total investment return based on net asset value(d)	.11%	1.15%	6.98%	(1.88)%	1.52%	(4.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,229	$642	$345	$265	$841	$2,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.95	%^	.76%	.72%	.57%	.51%	.50%
Expenses, before waivers/reimbursements(e)	1.21	%^	.99%	1.03%	.76%	.69%	.83%
Net investment income (loss)(b)	3.29	%^	2.25%	2.08%	(.50)%	2.06%	1.10%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

86 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.69	$ 10.80	$ 10.35	$ 10.71	$ 10.76	$ 11.33

Income From Investment Operations
Net investment income(a)(b)	.14	.22	.20	.10	.19	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	(.11)	.51	(.32)	(.04)	(.58)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.01	.11	.71	(.22)	.15	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.22)	(.26)	(.14)	(.20)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Total dividends and distributions	(.07)	(.22)	(.26)	(.14)	(.20)	(.11)

Net asset value, end of period	$ 10.63	$ 10.69	$ 10.80	$ 10.35	$ 10.71	$ 10.76

Total Return
Total investment return based on net asset value(d)	.10%	1.01%	6.89%	(2.04)%	1.38%	(4.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$300,621	$274,366	$226,408	$253,402	$288,565	$315,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.03	%^	.86%	.82%	.68%	.61%	.60%
Expenses, before waivers/reimbursements(e)	1.17	%^	1.04%	1.03%	.87%	.77%	.81%
Net investment income(b)	2.67	%^	2.10%	1.86%	.98%	1.75%	1.05%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

abfunds.com	AB BOND INFLATION STRATEGY | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.69	$ 10.79	$ 10.35	$ 10.71	$ 10.75	$ 11.33

Income From Investment Operations
Net investment income(a)(b)	.15	.24	.20	.11	.20	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.11)	.51	(.32)	(.03)	(.58)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.01	.13	.71	(.21)	.17	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.23)	(.27)	(.15)	(.21)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.08)	(.23)	(.27)	(.15)	(.21)	(.12)

Net asset value, end of period	$ 10.62	$ 10.69	$ 10.79	$ 10.35	$ 10.71	$ 10.75

Total Return
Total investment return based on net asset value(d)	.05%	1.21%	6.92%	(1.95)%	1.55%	(4.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,774	$54,118	$37,207	$40,897	$47,314	$46,554
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.93	%^	.76%	.72%	.58%	.51%	.51%
Expenses, before waivers/reimbursements(e)	1.07	%^	.94%	.93%	.77%	.67%	.71%
Net investment income(b)	2.78	%^	2.24%	1.93%	1.09%	1.87%	1.05%
Portfolio turnover rate**	16%	42%	41%	51%	77%	93%

See footnote summary on pages 89-90.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,	December 11, 2014(f) to October 31,
2017	2016	2015

Net asset value, beginning of period	$ 10.72	$ 10.82	$ 10.38	$ 10.62

Income From Investment Operations
Net investment income(a)(b)	.14	.24	.25	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	(.11)	.46	(.28)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	– 0	–	.13	.71	(.09)

Less: Dividends
Dividends from net investment income	(.07)	(.23)	(.27)	(.15)

Net asset value, end of period	$ 10.65	$ 10.72	$ 10.82	$ 10.38

Total Return
Total investment return based on net asset value(d)	.05%	1.19%	6.89%	(.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,444	$16,019	$11,576	$3,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.93	%^	.76%	.73%	.61	%^
Expenses, before waivers/reimbursements(e)	1.08	%^	.94%	.95%	.84	%^
Net investment income(b)	2.72	%^	2.22%	2.40%	2.09	%^
Portfolio turnover rate**	16%	42%	41%	51%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016	2015	2014	2013

Class A
Net of waivers/reimbursements	.75	%^	.75%	.76%	.80%	.79%	.75%
Before waivers/reimbursements	1.01	%^	1.07%	1.20%	1.28%	1.13%	1.12%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.48%	1.45%
Before waivers/reimbursements	1.77	%^	1.82%	1.94%	1.99%	1.84%	1.81%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.49%	.45%
Before waivers/reimbursements	.76	%^	.83%	.93%	.98%	.84%	.82%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	.99%	.95%
Before waivers/reimbursements	1.38	%^	1.38%	1.47%	1.44%	1.38%	1.39%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.74%	.70%
Before waivers/reimbursements	1.10	%^	1.10%	1.13%	1.09%	1.05%	1.06%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.49%	.45%
Before waivers/reimbursements	.75	%^	.72%	.81%	.69%	.67%	.78%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.59%	.55%
Before waivers/reimbursements	.74	%^	.77%	.81%	.79%	.74%	.76%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.49%	.45%
Before waivers/reimbursements	.64	%^	.67%	.71%	.69%	.64%	.66%
Class Z(g)
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%^	N/A	N/A
Before waivers/reimbursements	.65	%^	.68%	.72%	.73%^	N/A	N/A

(f)	Commencement of distribution.

(g)	Commenced distribution on December 11, 2014.

**	The Fund accounts for dollar roll transactions as purchases and sales.

†	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Greg J. Wilensky(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Messrs. Canter, Keegan, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 91

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

abfunds.com	AB BOND INFLATION STRATEGY | 93

relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also

abfunds.com	AB BOND INFLATION STRATEGY | 95

noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 97

NOTES

98 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 99

NOTES

100 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0418

APR    04.30.18

SEMI-ANNUAL REPORT

AB FLEXFEETM HIGH YIELD PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 13, 2018

This report provides management’s discussion of fund performance for AB FlexFee High Yield Portfolio (formerly AB High Yield Portfolio) for the semi-annual reporting period ended April 30, 2018.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB FLEXFEE HIGH YIELD PORTFOLIO[1]
Advisor Class Shares	0.68%	3.46%
Primary benchmark:[2] Markit iBoxx USD Liquid High Yield Index	-0.48%	2.57%
Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	-0.17%	3.27%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended April 30, 2018, by 0.00% and 0.02%, respectively.

2	Effective February 26, 2018, the broad-based index used for comparison with the Fund’s performance has changed from the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index to the Markit iBoxx USD Liquid High Yield Index in connection with the implementation of a performance (fulcrum) fee arrangement for the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Markit iBoxx USD Liquid High Yield Index, for the six- and 12-month periods ended April 30, 2018. The table also includes the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

The Fund outperformed the primary benchmark for both periods. The Fund’s new advisory fee, which is performance-based, was being accrued at its mid-point rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which runs from February 26, 2018 through December 31, 2018.) Due to the limited history against the new benchmark, performance attribution is discussed versus the prior primary benchmark, the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index.

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During the six-month period, the Fund outperformed the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index. Industry allocation contributed to relative performance, mostly because of an overweight in the other finance sector. Security selection was also positive due to selections within the technology and energy sectors, while selections in other finance, media, consumer non-cyclicals and natural gas detracted. The Fund’s overall yield-curve positioning contributed, particularly its shorter-than-benchmark duration, which added to returns as rates rose over the period, though an overweight to the long end of the curve detracted.

During the 12-month period, the Fund outperformed the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index. Yield-curve positioning contributed to performance. The Fund’s shorter duration added to returns as rates rose over the period, as did an underweight along the short and intermediate parts of the curve where rates rose the most. An overweight to 10- and 20-year maturities detracted. Industry allocation was positive, primarily due to an overweight in other finance. The Fund’s exposures to cash and treasuries detracted, as risk assets performed well in the period. Security selection was positive within the technology and basic industries sectors, while selection in media and other finance detracted.

During both periods, the Fund utilized derivatives in the form of futures to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Currency options, both written and purchased, were used to hedge foreign currency exposure. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Interest rate swaps were used to manage and hedge duration risk. Total return swaps were used to create synthetic high-yield exposure. Written swaptions were used to manage and/or take active yield-curve positioning. Purchased swaptions were used in an effort to manage risk through synthetics across portfolios.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets were volatile during the six-month period. Emerging-market debt had mixed returns, with some segments of the market helped by increasing oil prices and an improving global growth story, while the rise in global rates weighed on others. Investment-grade credit and high-yield markets fell in the period, trailing the positive returns of emerging-market local-currency government bonds and developed-market treasuries. US, Canadian, Australian and German treasury yields rose, while the UK and Japanese curves flattened and treasury yields in other developed markets moved in different directions. The passage of US tax reform buoyed market sentiment, while in Europe, despite some formal progress on Brexit, investor anxiety increased around a bifurcated outlook for the negotiation process. The US Federal Reserve (the “Fed”) raised interest rates twice in the period, and began to formally reduce its balance

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 3

sheet, as universally anticipated by markets. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018, and further if necessary. At the end of the period, a severe spike in volatility shook a broad swath of capital markets. US Treasury yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. Additionally, President Trump’s announcement of tariffs on Chinese imports weighed on capital markets worldwide, as investors feared the possible onset of a global trade war.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (but may also invest in investment-grade bonds).

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may

4 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

(continued on next page)

provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Markit iBoxx USD Liquid High Yield Index and the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Markit iBoxx USD Liquid High Yield Index consists of liquid USD high-yield bonds, selected to provide a balanced representation of the broad USD high-yield corporate bond universe. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

6 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to,

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High Yield Portfolio, a series of the AB Pooling Portfolios (the “Accounting Survivor”), adjusted to reflect the expense ratio of Advisor Class shares of the Fund as of July 26, 2016. Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016, the Fund assumed the performance and financial history of the Accounting Survivor. At the time of the reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement. Effective February 26, 2018, all previously offered shares of the Fund, including Class Z shares, were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
ADVISOR CLASS SHARES[2]			4.25%
1 Year	3.46%	3.46%
5 Years	4.80%	4.80%
10 Years	8.40%	8.40%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 2.42% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before December 31, 2019. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2018.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES
1 Year	3.40%
5 Years	5.06%
10 Years	8.78%

10 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,006.80	$2.09	0.42%	$2.14	0.43%
Hypothetical**	$1,000	$1,022.71	$2.11	0.42%	$2.16	0.43%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 11

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $27.9

1	All data are as of April 30, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2018 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 71.7%
Industrial – 63.2%
Basic – 5.3%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	13	$13,086
Aleris International, Inc. 7.875%, 11/01/20		12	12,350
Allegheny Technologies, Inc. 5.95%, 1/15/21		12	12,211
ArcelorMittal 5.75%, 3/01/21		22	23,116
7.00%, 3/01/41		46	52,631
7.25%, 10/15/39		91	107,811
Berry Global, Inc. 5.125%, 7/15/23		8	8,069
CF Industries, Inc. 4.95%, 6/01/43		10	8,373
5.375%, 3/15/44		22	19,164
7.125%, 5/01/20		14	14,918
Cleveland-Cliffs, Inc. 5.75%, 3/01/25(a)		28	27,018
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(a)		41	39,568
ERP Iron Ore, LLC 9.039%, 12/31/19(b)(c)(d)(e)		7	7,003
Flex Acquisition Co., Inc. 6.875%, 1/15/25(a)		7	7,047
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		6	5,957
5.125%, 5/15/24(a)		42	41,641
Freeport-McMoRan, Inc. 3.10%, 3/15/20		28	27,647
3.55%, 3/01/22		123	119,110
3.875%, 3/15/23		31	30,067
5.45%, 3/15/43		25	22,653
Graphic Packaging International LLC 4.75%, 4/15/21		26	26,394
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		39	41,521
Hexion, Inc. 6.625%, 4/15/20		71	66,651
Huntsman International LLC 4.875%, 11/15/20		40	40,836

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	U.S.$	91	$100,450
Lundin Mining Corp. 7.875%, 11/01/22(a)		10	10,721
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(f)(g)(h)		60	1
Momentive Performance Materials, Inc. 3.88%, 10/24/21		57	60,127
8.875%, 10/15/20(b)(d)(f)(i)		47	– 0	–
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		5	5,015
Novelis Corp. 5.875%, 9/30/26(a)		8	7,948
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(a)		20	19,915
Pactiv LLC 7.95%, 12/15/25		41	45,642
Peabody Energy Corp. 6.00%, 11/15/18(b)(c)(d)(f)		93	– 0	–
6.00%, 3/31/22(a)		45	46,473
Plastipak Holdings, Inc. 6.25%, 10/15/25(a)		37	35,965
PQ Corp. 5.75%, 12/15/25(a)		8	7,931
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		35	35,168
Sealed Air Corp. 4.875%, 12/01/22(a)		33	33,555
6.875%, 7/15/33(a)		70	77,975
SPCM SA 4.875%, 9/15/25(a)		58	56,389
Steel Dynamics, Inc. 5.125%, 10/01/21		4	4,452
Teck Resources Ltd. 5.20%, 3/01/42		36	33,950
5.40%, 2/01/43		32	31,067
8.50%, 6/01/24(a)		4	4,547
United States Steel Corp. 6.25%, 3/15/26		30	29,763
Valvoline, Inc. 5.50%, 7/15/24		7	7,171
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		18	18,526
5.625%, 10/01/24(a)		24	25,255

			1,472,848

14 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	79	$78,237
4.625%, 5/15/23(a)		17	17,539
7.25%, 5/15/24(a)		3	3,082
B456 Systems, Inc. 3.75%, 4/15/16(b)(c)(f)(j)(k)		21	1,603
Ball Corp. 4.375%, 12/15/20		27	27,652
5.00%, 3/15/22		50	51,374
BBA US Holdings, Inc. 5.375%, 5/01/26(a)		11	11,047
Bombardier, Inc. 5.75%, 3/15/22(a)		183	183,705
6.00%, 10/15/22(a)		35	34,939
6.125%, 1/15/23(a)		5	5,033
8.75%, 12/01/21(a)		7	7,900
Clean Harbors, Inc. 5.125%, 6/01/21		52	51,936
5.25%, 8/01/20		4	4,262
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		14	14,540
EnPro Industries, Inc. 5.875%, 9/15/22		8	8,315
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		5	4,835
GFL Environmental, Inc. 5.375%, 3/01/23(a)		50	49,522
9.875%, 2/01/21(a)		25	26,589
Jefferson Smurfit Corp./US 8.25%, 10/01/20(b)(c)(d)(f)		48	– 0	–
Jeld-Wen, Inc. 4.625%, 12/15/25(a)		6	5,770
4.875%, 12/15/27(a)		8	7,582
KLX, Inc. 5.875%, 12/01/22(a)		29	30,008
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		20	19,807
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25(a)		57	55,185
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/20(b)(c)(d)(f)(l)		50	– 0	–
TransDigm, Inc. 6.00%, 7/15/22		37	37,569
Triumph Group, Inc. 5.25%, 6/01/22		8	7,758

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Waste Pro USA, Inc. 5.50%, 2/15/26(a)	U.S.$	42	$41,573

			787,362

Communications - Media – 8.4%
Altice Financing SA 6.625%, 2/15/23(a)		67	66,684
Altice France SA/France 6.00%, 5/15/22(a)		68	67,202
7.375%, 5/01/26(a)		185	179,654
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		52	50,055
5.00%, 2/01/28(a)		185	170,254
5.125%, 2/15/23		29	28,683
5.125%, 5/01/27(a)		40	37,669
5.25%, 9/30/22		6	6,211
5.375%, 5/01/25(a)		12	12,053
5.75%, 2/15/26(a)		11	10,906
5.875%, 5/01/27(a)		23	22,408
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		55	55,696
Series B 6.50%, 11/15/22		89	91,120
7.625%, 3/15/20		14	14,035
CSC Holdings LLC 5.375%, 2/01/28(a)		200	187,183
6.625%, 10/15/25(a)		3	2,698
6.75%, 11/15/21		51	53,680
7.625%, 7/15/18		50	50,539
10.125%, 1/15/23(a)		97	107,588
DISH DBS Corp. 5.00%, 3/15/23		12	10,110
5.875%, 7/15/22		109	100,333
6.75%, 6/01/21		92	91,741
7.75%, 7/01/26		66	60,139
Gray Television, Inc. 5.875%, 7/15/26(a)		8	7,716
iHeartCommunications, Inc. 6.875%, 6/15/18(c)(f)(g)		50	11,372
9.00%, 12/15/19(f)(g)		75	60,166
11.25%, 3/01/21(a)(f)(g)		10	8,142
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)		23	21,627

16 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meredith Corp. 6.875%, 2/01/26(a)	U.S.$	32	$32,395
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		5	5,286
Netflix, Inc. 4.875%, 4/15/28(a)		33	31,098
5.875%, 11/15/28(a)		65	64,854
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.875%, 3/15/25		8	8,166
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		17	16,216
6.875%, 2/15/23(a)		17	16,466
RR Donnelley & Sons Co. 7.875%, 3/15/21		29	30,185
Sinclair Television Group, Inc. 5.125%, 2/15/27(a)		9	8,337
5.625%, 8/01/24(a)		5	4,931
6.125%, 10/01/22		17	17,417
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		14	13,605
4.625%, 5/15/23(a)		6	5,921
6.00%, 7/15/24(a)		125	128,462
TEGNA, Inc. 5.125%, 7/15/20		25	25,660
6.375%, 10/15/23		38	39,282
Townsquare Media, Inc. 6.50%, 4/01/23(a)		43	39,922
Univision Communications, Inc. 5.125%, 2/15/25(a)		77	70,709
Urban One, Inc. 7.375%, 4/15/22(a)		37	36,165
9.25%, 2/15/20(a)		37	35,081
Virgin Media Finance PLC 4.875%, 2/15/22		2	2,281
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		18	17,146
Ziggo Secured Finance BV 5.50%, 1/15/27(a)		110	103,830

			2,339,079

Communications - Telecommunications – 6.9%
CenturyLink, Inc. Series S 6.45%, 6/15/21		36	37,282

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series T 5.80%, 3/15/22	U.S.$	39	$39,216
Embarq Corp. 7.995%, 6/01/36		98	93,018
Frontier Communications Corp. 7.125%, 1/15/23		64	45,931
7.625%, 4/15/24		55	36,011
7.875%, 1/15/27		13	7,180
8.75%, 4/15/22		56	46,925
11.00%, 9/15/25		37	28,294
GTT Communications, Inc. 7.875%, 12/31/24(a)		6	6,134
Hughes Satellite Systems Corp. 6.50%, 6/15/19		29	30,068
6.625%, 8/01/26		21	21,097
7.625%, 6/15/21		19	20,631
Intelsat Jackson Holdings SA 5.50%, 8/01/23		38	32,088
7.25%, 10/15/20		122	118,859
7.50%, 4/01/21		44	41,956
8.00%, 2/15/24(a)		10	10,759
9.50%, 9/30/22(a)		53	60,757
9.75%, 7/15/25(a)		56	54,959
Intelsat Luxembourg SA 7.75%, 6/01/21		42	28,476
Level 3 Financing, Inc. 5.125%, 5/01/23		60	59,471
5.25%, 3/15/26		27	25,674
5.375%, 1/15/24		50	49,397
Level 3 Parent LLC 5.75%, 12/01/22		8	7,580
Qwest Corp. 6.75%, 12/01/21		78	84,406
6.875%, 9/15/33		11	10,478
Sable International Finance Ltd. 6.875%, 8/01/22(a)		42	43,908
SoftBank Group Corp. 4.50%, 4/15/20(a)		75	76,963
Sprint Capital Corp. 6.875%, 11/15/28		31	31,605
8.75%, 3/15/32		102	117,136
Sprint Communications, Inc. 7.00%, 3/01/20(a)		153	161,850
Sprint Corp. 7.625%, 3/01/26		35	36,864
7.875%, 9/15/23		22	23,550

18 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 4.50%, 2/01/26	U.S.$	57	$54,839
6.375%, 3/01/25		27	28,296
6.50%, 1/15/24-1/15/26		136	143,540
Telecom Italia Capital SA 6.375%, 11/15/33		56	60,830
7.20%, 7/18/36		33	37,480
7.721%, 6/04/38		46	55,511
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		29	28,342
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		38	37,590

			1,934,951

Consumer Cyclical - Automotive – 1.7%
American Axle & Manufacturing, Inc. 6.25%, 3/15/26		30	29,693
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		69	75,198
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		8	7,937
Dana Financing Luxembourg SARL 6.50%, 6/01/26(a)		12	12,238
Exide Technologies 7.00%, 4/30/25(b)(e)(h)(k)		4	2,364
11.00% (11.00% Cash or 7.00% PIK), 4/30/22(b)(e)(h)		45	39,963
Series AI 7.00%, 4/30/25(b)(c)(e)(k)		90	56,692
Goodyear Tire & Rubber Co. (The) 5.125%, 11/15/23		67	66,911
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(e)		58	58,228
Meritor, Inc. 6.25%, 2/15/24		8	8,231
Navistar International Corp. 6.625%, 11/01/25(a)		43	44,743
Tesla, Inc. 5.30%, 8/15/25(a)		9	7,977
Titan International, Inc. 6.50%, 11/30/23(a)		47	47,960

			458,135

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25	U.S.$	13	$12,194
5.875%, 11/15/26		10	9,736
National CineMedia LLC 5.75%, 8/15/26		21	19,076
NCL Corp., Ltd. 4.75%, 12/15/21(a)		12	12,213
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		34	36,124
VOC Escrow Ltd. 5.00%, 2/15/28(a)		52	50,307

			139,650

Consumer Cyclical - Other – 4.5%
Beazer Homes USA, Inc. 5.75%, 6/15/19		5	4,673
5.875%, 10/15/27		16	14,643
6.75%, 3/15/25		34	33,646
8.75%, 3/15/22		18	19,016
Caesars Entertainment Corp. 5.00%, 10/01/24(b)(k)		11	18,989
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)		25	26,757
10.75%, 9/01/24(a)		22	24,481
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		55	56,082
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		6	5,889
4.875%, 11/01/20		8	7,743
5.375%, 11/01/23		7	7,528
Hilton Domestic Operating Co., Inc. 5.125%, 5/01/26(a)		30	29,957
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		43	38,439
10.00%, 7/15/22(a)		22	23,624
10.50%, 7/15/24(a)		7	7,150
KB Home 7.00%, 12/15/21		22	23,641
7.50%, 9/15/22		10	11,131
8.00%, 3/15/20		6	6,235
Lennar Corp. 4.125%, 12/01/18-1/15/22		103	102,961
4.50%, 11/15/19-4/30/24		103	102,517
6.25%, 12/15/21(a)		23	23,972
8.375%, 1/15/21(a)		20	22,143

20 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MDC Holdings, Inc. 5.50%, 1/15/24	U.S.$	6	$5,949
5.625%, 2/01/20		23	23,989
6.00%, 1/15/43		36	33,175
Meritage Homes Corp. 7.00%, 4/01/22		29	32,268
MGM Resorts International 6.00%, 3/15/23		26	27,191
6.75%, 10/01/20		25	26,565
7.75%, 3/15/22		24	26,639
8.625%, 2/01/19		45	46,922
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		8	7,885
PulteGroup, Inc. 5.00%, 1/15/27		37	35,917
6.00%, 2/15/35		57	57,172
7.875%, 6/15/32		17	20,658
Scientific Games International, Inc. 10.00%, 12/01/22		8	8,620
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		23	23,520
6.125%, 4/01/25(a)		60	60,376
Standard Industries, Inc./NJ 5.375%, 11/15/24(a)		28	28,311
5.50%, 2/15/23(a)		26	26,879
6.00%, 10/15/25(a)		39	40,044
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		16	15,340
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		17	17,429
5.875%, 4/15/23(a)		8	8,200
Toll Brothers Finance Corp. 4.875%, 3/15/27		11	10,772
5.875%, 2/15/22		35	37,266
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		25	25,240

			1,257,544

Consumer Cyclical - Restaurants – 0.2%
Golden Nugget, Inc. 6.75%, 10/15/24(a)		8	8,118
8.75%, 10/01/25(a)		10	10,454
IRB Holding Corp. 6.75%, 2/15/26(a)		26	25,218

			43,790

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.2%
Dollar Tree, Inc. 5.75%, 3/01/23	U.S.$	26	$27,122
FirstCash, Inc. 5.375%, 6/01/24(a)		7	7,106
Group 1 Automotive, Inc. 5.25%, 12/15/23(a)		9	8,935
JC Penney Corp., Inc. 6.375%, 10/15/36		15	9,635
L Brands, Inc. 5.25%, 2/01/28		21	19,734
5.625%, 2/15/22		12	12,451
6.875%, 11/01/35		114	108,429
7.00%, 5/01/20		44	46,349
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)		24	16,327
Penske Automotive Group, Inc. 3.75%, 8/15/20		14	13,952
5.75%, 10/01/22		14	14,351
PetSmart, Inc. 7.125%, 3/15/23(a)		30	17,360
Rite Aid Corp. 6.75%, 6/15/21		13	13,224
Sonic Automotive, Inc. 5.00%, 5/15/23		12	11,933
6.125%, 3/15/27		20	18,816

			345,724

Consumer Non-Cyclical – 10.4%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		30	30,310
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		34	32,934
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25		23	20,468
6.625%, 6/15/24		22	20,578
Avantor, Inc. 9.00%, 10/01/25(a)		18	18,209
Aveta, Inc. 10.50%, 3/01/21(b)(d)(f)(h)		297	– 0	–
Avon Products, Inc. 6.60%, 3/15/20		12	12,107
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(b)(c)(f)(g)		43	25,375
9.25%, 2/15/19(a)(b)(f)(g)		65	65,416

22 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Charles River Laboratories International, Inc. 5.50%, 4/01/26(a)	U.S.$	10	$10,171
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		59	54,418
6.25%, 3/31/23		13	11,873
6.875%, 2/01/22		14	7,635
7.125%, 7/15/20(m)		208	165,523
8.00%, 11/15/19		10	8,746
DaVita, Inc. 5.00%, 5/01/25		73	69,202
5.75%, 8/15/22		14	14,320
Dean Foods Co. 6.50%, 3/15/23(a)		7	6,713
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(e)		44	44,625
Endo Finance LLC 5.75%, 1/15/22(a)		62	51,320
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(a)		53	38,406
Envision Healthcare Corp. 5.125%, 7/01/22(a)		43	42,425
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		83	82,241
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		40	40,097
HCA, Inc. 3.75%, 3/15/19		100	99,951
4.25%, 10/15/19		142	143,473
4.75%, 5/01/23		108	108,923
5.875%, 2/15/26		54	54,713
6.50%, 2/15/20		157	164,534
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		66	68,042
LifePoint Health, Inc. 5.375%, 5/01/24		17	15,932
5.50%, 12/01/21		40	40,336
5.875%, 12/01/23		52	51,463
Mallinckrodt International Finance SA 4.75%, 4/15/23		27	19,153
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		24	18,378
5.625%, 10/15/23(a)		32	25,222
5.75%, 8/01/22(a)		59	49,644
MEDNAX, Inc. 5.25%, 12/01/23(a)		83	81,849

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)	U.S.$	14	$13,762
Post Holdings, Inc. 5.625%, 1/15/28(a)		24	22,920
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		28	29,366
Spectrum Brands, Inc. 5.75%, 7/15/25		29	29,002
6.625%, 11/15/22		51	52,537
Tenet Healthcare Corp. 4.50%, 4/01/21		48	47,211
6.00%, 10/01/20		85	87,849
6.75%, 6/15/23		98	96,519
7.50%, 1/01/22(a)		19	19,558
8.125%, 4/01/22		97	101,456
Valeant Pharmaceuticals International 6.75%, 8/15/21(a)		82	82,651
7.25%, 7/15/22(a)		5	5,050
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23-11/01/25(a)		130	122,493
5.625%, 12/01/21(a)		115	111,784
5.875%, 5/15/23(a)		155	142,318
6.50%, 3/15/22(a)		14	14,237
7.50%, 7/15/21(a)		41	41,651
Vizient, Inc. 10.375%, 3/01/24(a)		66	72,770

			2,907,859

Energy – 14.1%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		23	23,888
Antero Resources Corp. 5.00%, 3/01/25		30	29,993
5.125%, 12/01/22		99	99,749
5.625%, 6/01/23		27	27,575
Berry Petroleum Co. LLC 6.375%, 9/15/22(b)(c)(d)(f)		56	– 0	–
7.00%, 2/15/26(a)		70	71,621
Bristow Group, Inc. 8.75%, 3/01/23(a)		82	84,144
California Resources Corp. 5.50%, 9/15/21		19	15,225
6.00%, 11/15/24		5	3,599
8.00%, 12/15/22(a)		103	88,453
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		92	94,279

24 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.25%, 7/15/25	U.S.$	8	$8,577
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		74	75,727
Cheniere Energy, Inc. 4.875%, 5/28/21(a)(b)(e)(k)		28	28,173
Chesapeake Energy Corp. 4.875%, 4/15/22		37	35,572
5.75%, 3/15/23		20	18,424
6.125%, 2/15/21		68	68,761
6.875%, 11/15/20		1	600
8.00%, 12/15/22-6/15/27(a)		86	82,890
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		6	6,060
DCP Midstream Operating LP 4.95%, 4/01/22		35	35,658
Denbury Resources, Inc. 9.00%, 5/15/21(a)		20	20,916
9.25%, 3/31/22(a)		42	43,822
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	49,277
7.875%, 8/15/25		22	22,587
Energy Transfer Equity LP 4.25%, 3/15/23		87	84,033
7.50%, 10/15/20		18	18,916
Ensco PLC 4.50%, 10/01/24		7	5,451
5.20%, 3/15/25		136	111,731
7.75%, 2/01/26		14	13,129
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		8	4,091
7.75%, 9/01/22		74	50,121
8.00%, 2/15/25(a)		12	8,222
9.375%, 5/01/20		19	18,187
9.375%, 5/01/24(a)		67	51,252
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		45	42,783
6.25%, 5/15/26		36	34,356
6.50%, 10/01/25		12	11,758
6.75%, 8/01/22		12	12,225
Gulfport Energy Corp. 6.00%, 10/15/24		20	19,062
6.375%, 5/15/25-1/15/26		79	75,565
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		83	83,810

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HighPoint Operating Corp. 7.00%, 10/15/22	U.S.$	62	$62,888
8.75%, 6/15/25		16	16,979
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		7	6,820
5.75%, 10/01/25(a)		77	76,657
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		82	78,641
Laredo Petroleum, Inc. 6.25%, 3/15/23		22	22,281
Murphy Oil Corp. 4.00%, 6/01/22		26	25,530
5.875%, 12/01/42		21	19,173
Murphy Oil USA, Inc. 5.625%, 5/01/27		2	2,325
Nabors Industries, Inc. 4.625%, 9/15/21		34	33,221
5.00%, 9/15/20		9	9,073
5.50%, 1/15/23		74	72,580
Noble Holding International Ltd. 6.20%, 8/01/40		10	6,731
7.75%, 1/15/24		81	75,638
7.95%, 4/01/25		20	17,785
Oasis Petroleum, Inc. 6.875%, 3/15/22-1/15/23		68	69,858
Parkland Fuel Corp. 6.00%, 4/01/26(a)		67	67,427
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/25		13	13,515
PDC Energy, Inc. 5.75%, 5/15/26(a)		33	33,244
PHI, Inc. 5.25%, 3/15/19		81	77,406
Precision Drilling Corp. 7.125%, 1/15/26(a)		28	28,294
QEP Resources, Inc. 5.25%, 5/01/23		58	56,578
5.375%, 10/01/22		34	33,846
6.875%, 3/01/21		15	15,677
Range Resources Corp. 4.875%, 5/15/25		42	38,598
5.00%, 8/15/22-3/15/23		116	113,258
5.875%, 7/01/22		2	2,027
Rowan Cos., Inc. 4.75%, 1/15/24		10	8,575
5.85%, 1/15/44		35	25,318
7.375%, 6/15/25		52	50,303

26 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sable Permian Resources Land LLC/AEPB Finance Corp. 7.125%, 11/01/20(a)	U.S.$	13	$9,505
Sanchez Energy Corp. 6.125%, 1/15/23		49	35,405
7.25%, 2/15/23(a)		25	25,256
7.75%, 6/15/21		20	18,588
SandRidge Energy, Inc. 7.50%, 2/15/23(b)(c)(d)(f)		29	– 0	–
8.125%, 10/15/22(b)(c)(d)(f)		47	– 0	–
SemGroup Corp. 6.375%, 3/15/25		16	15,258
7.25%, 3/15/26		24	23,769
SM Energy Co. 5.00%, 1/15/24		25	23,822
6.125%, 11/15/22		31	31,332
6.50%, 11/15/21-1/01/23		86	87,094
Southern Star Central Corp. 5.125%, 7/15/22(a)		35	35,580
SRC Energy, Inc. 6.25%, 12/01/25(a)		23	23,320
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26(a)		69	66,960
5.875%, 3/15/28(a)		52	50,508
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		36	36,181
4.25%, 11/15/23		19	17,645
5.125%, 2/01/25		8	7,747
5.875%, 4/15/26(a)		18	17,869
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		43	46,631
Transocean, Inc. 5.80%, 10/15/22		55	53,702
6.80%, 3/15/38		123	103,604
7.50%, 1/15/26(a)		18	18,264
9.00%, 7/15/23(a)		24	26,416
Vantage Drilling International 7.50%, 11/01/19(b)(c)(d)(f)		46	– 0	–
10.00%, 12/31/20(b)(c)		1	1,143
10.00%, 12/31/20(b)(h)		1	856
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		49	46,127
Weatherford International LLC 9.875%, 3/01/25(a)		31	29,517

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Weatherford International Ltd. 4.50%, 4/15/22	U.S.$	10	$8,854
5.875%, 7/01/21(k)		35	33,328
7.75%, 6/15/21		66	65,344
9.875%, 2/15/24		38	36,491
Whiting Petroleum Corp. 1.25%, 4/01/20(k)		28	26,368
5.75%, 3/15/21		30	30,705
6.25%, 4/01/23		9	9,256
6.625%, 1/15/26(a)		42	43,204

			3,946,157

Other Industrial – 0.7%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		82	43,603
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		85	84,258
7.00%, 6/15/23		20	19,854
H&E Equipment Services, Inc. 5.625%, 9/01/25		12	12,054
Laureate Education, Inc. 8.25%, 5/01/25(a)		26	28,286
LKQ Corp. 4.75%, 5/15/23		8	7,957

			196,012

Services – 2.0%
ADT Corp. (The) 3.50%, 7/15/22		37	34,896
APTIM Corp. 7.75%, 6/15/25(a)		35	30,517
APX Group, Inc. 6.375%, 12/01/19		10	9,951
8.75%, 12/01/20		150	148,243
Aramark Services, Inc. 5.00%, 4/01/25-2/01/28(a)		44	43,278
5.125%, 1/15/24		7	6,816
Gartner, Inc. 5.125%, 4/01/25(a)		13	13,065
GEO Group, Inc. (The) 5.125%, 4/01/23		18	17,587
5.875%, 1/15/22-10/15/24		42	43,026
6.00%, 4/15/26		8	7,892
Monitronics International, Inc. 9.125%, 4/01/20		14	9,920
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		28	28,317
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		30	30,192

28 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)	U.S.$	59	$63,647
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		34	34,346
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		47	40,783

			562,476

Technology – 3.2%
Ascend Learning LLC 6.875%, 8/01/25(a)		17	17,291
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		88	87,695
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(a)(e)		4	3,998
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(a)		71	84,121
CURO Financial Technologies Corp. 12.00%, 3/01/22(a)		37	40,905
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		59	60,670
Dell, Inc. 7.10%, 4/15/28		8	8,734
EMC Corp. 1.875%, 6/01/18		91	91,043
First Data Corp. 5.375%, 8/15/23(a)		110	111,867
7.00%, 12/01/23(a)		39	40,699
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/24(a)		7	7,775
Goodman Networks, Inc. 8.00%, 5/11/22(b)		20	13,732
Harland Clarke Holdings Corp. 9.25%, 3/01/21(a)		18	18,567
Infor US, Inc. 6.50%, 5/15/22		78	79,047
Ingram Micro, Inc. 5.45%, 12/15/24		8	7,770
IQVIA Inc. 4.875%, 5/15/23(a)		27	27,421
Iron Mountain, Inc. 4.375%, 6/01/21(a)		20	20,416

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nokia Oyj 3.375%, 6/12/22	U.S.$	16	$15,476
6.625%, 5/15/39		14	14,880
Rackspace Hosting, Inc. 8.625%, 11/15/24(a)		13	13,187
Sanmina Corp. 4.375%, 6/01/19(a)		8	8,509
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		32	35,980
Symantec Corp. 5.00%, 4/15/25(a)		27	27,032
West Corp. 8.50%, 10/15/25(a)		15	14,512
Western Digital Corp. 4.75%, 2/15/26		53	52,286

			903,613

Transportation - Services – 1.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		5	4,786
5.50%, 4/01/23		8	8,080
CEVA Group PLC 9.00%, 9/01/21(a)		22	22,141
Herc Rentals, Inc. 7.75%, 6/01/24(a)		10	11,216
Hertz Corp. (The) 5.50%, 10/15/24(a)		25	20,976
5.875%, 10/15/20		11	10,890
7.375%, 1/15/21		90	89,246
7.625%, 6/01/22(a)		7	7,133
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)		15	14,363
5.25%, 8/15/22(a)		30	29,902
United Rentals North America, Inc. 5.75%, 11/15/24		66	68,122
XPO CNW, Inc. 6.70%, 5/01/34		35	36,600
XPO Logistics, Inc. 6.125%, 9/01/23(a)		48	50,010

			373,465

			17,668,665

Financial Institutions – 6.4%
Banking – 2.2%
Ally Financial, Inc. 3.75%, 11/18/19		22	22,057
4.125%, 3/30/20		19	19,310

30 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.75%, 9/10/18	U.S.$	56	$56,252
8.00%, 11/01/31		111	135,590
Bank of America Corp.
Series DD 6.30%, 3/10/26(l)		22	23,362
Series FF 5.875%, 3/15/28(l)		1	998
Series Z 6.50%, 10/23/24(l)		1	1,060
Barclays Bank PLC 6.86%, 6/15/32(a)(l)		15	16,751
CIT Group, Inc. 3.875%, 2/19/19		3	2,928
5.25%, 3/07/25		32	32,680
6.125%, 3/09/28		19	19,688
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(l)		44	42,214
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 6/30/18(a)(l)(n)	EUR	50	59,947
8.625%, 8/15/21(l)	U.S.$	117	127,731
Societe Generale SA 8.00%, 9/29/25(a)(l)		31	34,933
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(l)		25	23,963

			619,464

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(b)(f)(j)		423	13,761
LPL Holdings, Inc. 5.75%, 9/15/25(a)		58	56,389

			70,150

Finance – 2.2%
Compass Diversified Holdings/Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		45	44,661
Enova International, Inc. 8.50%, 9/01/24(a)		9	9,561
9.75%, 6/01/21		51	54,218
goeasy Ltd. 7.875%, 11/01/22(a)		13	13,823
Navient Corp. 4.875%, 6/17/19		53	53,222
5.00%, 10/26/20		47	47,441

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.50%, 1/25/23	U.S.$	54	$53,148
5.875%, 3/25/21		1	597
6.50%, 6/15/22		70	72,293
7.25%, 1/25/22-9/25/23		32	33,498
8.00%, 3/25/20		86	91,183
SLM Corp. 5.125%, 4/05/22		21	20,539
Springleaf Finance Corp. 6.875%, 3/15/25		44	44,423
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		71	67,445

			606,052

Insurance – 0.9%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(a)		10	9,441
Ambac Assurance Corp. 5.10%, 6/07/20(a)(b)		2	2,669
Genworth Holdings, Inc. 7.20%, 2/15/21		30	28,202
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		61	73,976
Polaris Intermediate Corp. 8.50%, 12/01/22(a)(e)		119	120,398
USIS Merger Sub, Inc. 6.875%, 5/01/25(a)		7	7,027

			241,713

Other Finance – 0.4%
Creditcorp 12.00%, 7/15/18(h)		33	30,561
NVA Holdings, Inc./United States 6.875%, 4/01/26(a)		17	17,119
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, 12/15/22(a)		6	6,148
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		23	22,839
Travelport Corporate Finance PLC 6.00%, 3/15/26(a)		25	25,559

			102,226

REITS – 0.5%
Iron Mountain, Inc. 5.25%, 3/15/28(a)		55	51,749
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		7	6,633

32 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.25%, 8/01/26	U.S.$	40	$38,445
5.50%, 5/01/24		26	26,391
SBA Communications Corp. 4.00%, 10/01/22(a)		15	14,293
4.875%, 9/01/24		8	7,702

			145,213

			1,784,818

Utility – 2.1%
Electric – 1.8%
AES Corp./VA 4.00%, 3/15/21		54	54,325
Calpine Corp. 5.375%, 1/15/23		37	35,529
5.50%, 2/01/24		4	4,009
5.75%, 1/15/25		119	109,593
DPL, Inc. 6.75%, 10/01/19		13	13,561
NRG Energy, Inc. 6.25%, 7/15/22		12	12,278
6.625%, 1/15/27		21	21,605
Talen Energy Supply LLC 4.60%, 12/15/21		53	45,251
6.50%, 6/01/25		32	23,041
10.50%, 1/15/26(a)		36	31,451
Texas Competitive/TCEH 11.50%, 10/01/20(b)(c)(d)(f)		59	– 0	–
Vistra Energy Corp. 5.875%, 6/01/23		8	7,751
7.375%, 11/01/22		115	120,714
7.625%, 11/01/24		7	7,200

			486,308

Natural Gas – 0.3%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		85	84,960

			571,268

Total Corporates – Non-Investment Grade (cost $20,292,887)			20,024,751

CORPORATES – INVESTMENT GRADE – 7.1%
Industrial – 4.0%
Basic – 0.5%
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22		1	1,204

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)	U.S.$	5	$5,107
Glencore Funding LLC 4.00%, 4/16/25(a)		5	4,816
Monsanto Co. 3.375%, 7/15/24		56	54,408
Southern Copper Corp. 3.875%, 4/23/25		69	68,554

			134,089

Capital Goods – 0.6%
CNH Industrial Capital LLC 3.375%, 7/15/19		26	25,702
4.375%, 4/05/22		33	33,686
Embraer Netherlands Finance BV 5.40%, 2/01/27		40	42,216
General Electric Co. Series D 5.00%, 1/21/21(l)		40	39,700
Masco Corp. 5.95%, 3/15/22		13	14,530
7.125%, 3/15/20		1	791

			156,625

Communications - Telecommunications – 0.1%
AT&T, Inc. 3.90%, 8/14/27		29	29,314

Consumer Cyclical - Automotive – 0.4%
General Motors Financial Co., Inc. 0.955%, 9/07/23(a)	EUR	100	120,511

Consumer Cyclical - Other – 0.2%
DR Horton, Inc. 4.00%, 2/15/20	U.S.$	44	44,882

Consumer Non-Cyclical – 0.3%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		28	27,271
CVS Health Corp. 4.10%, 3/25/25		18	17,936
4.30%, 3/25/28		55	54,400

			99,607

Energy – 1.4%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		8	8,348

34 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cenovus Energy, Inc. 4.25%, 4/15/27	U.S.$	59	$56,711
4.45%, 9/15/42		31	26,930
6.75%, 11/15/39		1	1,656
Continental Resources, Inc./OK 4.50%, 4/15/23		12	12,091
4.90%, 6/01/44		35	34,640
5.00%, 9/15/22		18	18,298
Ecopetrol SA 5.875%, 5/28/45		15	14,630
Enable Midstream Partners LP 3.90%, 5/15/24		36	34,817
Energy Transfer Partners LP 4.05%, 3/15/25		30	29,055
Hess Corp. 4.30%, 4/01/27		42	40,725
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		11	14,160
Marathon Oil Corp. 6.80%, 3/15/32		34	40,158
Marathon Petroleum Corp. 4.75%, 9/15/44		43	42,502

			374,721

Services – 0.2%
Expedia Group, Inc. 3.80%, 2/15/28		30	27,336
IHS Markit Ltd. 5.00%, 11/01/22(a)		24	24,951

			52,287

Technology – 0.3%
Agilent Technologies, Inc. 3.875%, 7/15/23		42	42,259
Seagate HDD Cayman 4.75%, 1/01/25		28	27,138
4.875%, 6/01/27		5	4,286
Xerox Corp. 3.625%, 3/15/23		18	17,462

			91,145

			1,103,181

Financial Institutions – 3.1%
Banking – 1.7%
Bank of America Corp. 4.00%, 4/01/24		27	27,349
BNP Paribas SA 7.625%, 3/30/21(a)(l)		58	62,603

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BPCE SA 5.70%, 10/22/23(a)	U.S.$	82	$87,401
Countrywide Capital III Series B 8.05%, 6/15/27		46	57,477
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	57	72,549
Morgan Stanley 5.00%, 11/24/25	U.S.$	39	40,436
Santander Holdings USA, Inc. 4.40%, 7/13/27		28	27,374
Standard Chartered PLC 3.95%, 1/11/23(a)		58	57,203
US Bancorp Series J 5.30%, 4/15/27(l)		17	17,693
Zions Bancorporation 5.65%, 11/15/23		14	14,184

			464,269

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18		34	34,251

Insurance – 1.1%
ACE Capital Trust II 9.70%, 4/01/30		20	28,823
Allstate Corp. (The) 6.50%, 5/15/57		10	11,932
American International Group, Inc. Series A-9 5.75%, 4/01/48		40	40,207
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	100	121,628
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	31	48,685
Prudential Financial, Inc. 5.625%, 6/15/43		70	73,013

			324,288

REITS – 0.2%
Sabra Health Care LP/Sabra Capital Corp. 5.50%, 2/01/21		31	31,668
Senior Housing Properties Trust 6.75%, 12/15/21		9	9,351
Spirit Realty LP 4.45%, 9/15/26		6	5,743

			46,762

			869,570

Total Corporates – Investment Grade (cost $1,885,676)			1,972,751

36 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.5%
Industrial – 2.5%
Basic – 0.1%
Foresight Energy LLC 8.109% (LIBOR 3 Month + 5.75%), 3/28/22(o)	U.S.$	12	$11,798
Unifrax I LLC 5.802% (LIBOR 3 Month + 3.50%), 4/04/24(o)		11	11,214

			23,012

Capital Goods – 0.4%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.151% (LIBOR 1 Month + 3.25%), 8/18/24(o)		20	20,304
Apex Tool Group, LLC 5.651% (LIBOR 1 Month + 3.75%), 2/01/22(o)		61	61,525
Gardner Denver, Inc. 5.052% (LIBOR 3 Month + 2.75%), 7/30/24(o)		19	18,930
HD Supply Waterworks, LTD. 5.01% (LIBOR 3 Month + 3.00%), 8/01/24(b)(o)		2	2,337
5.21% (LIBOR 6 Month + 3.00%), 8/01/24(b)(o)		3	2,663

			105,759

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings S.A. 6.46% (LIBOR 3 Month + 4.50%), 1/02/24(o)		4	3,882
6.63%, 1/02/24		6	6,396
West Corp. 5.901% (LIBOR 1 Month + 4.00%), 10/10/24(o)		30	30,002

			40,280

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.40% (LIBOR 3 Month + 3.50%), 11/06/24(o)		10	9,769

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.302% (LIBOR 3 Month + 3.00%), 4/01/24(o)		25	24,877

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.651% (LIBOR 1 Month + 2.75%), 12/23/24(o)	U.S.$	39	$39,036

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 5.128% (LIBOR 1 Month + 3.25%), 2/05/25(o)		3	2,807
5.248% (LIBOR 2 Month + 3.25%), 2/05/25(o)		3	3,509

			6,316

Consumer Cyclical - Retailers – 0.2%
J.C. Penney Corp., Inc. 6.234% (LIBOR 3 Month + 4.25%), 6/23/23(o)		30	28,815
Serta Simmons Bedding, LLC 10.331% (LIBOR 3 Month + 8.00%), 11/08/24(o)		49	38,585

			67,400

Consumer Non-Cyclical – 0.4%
Air Medical Group Holdings, Inc. 5.13% (LIBOR 1 Month + 3.25%), 4/28/22(o)		21	21,596
6.15% (LIBOR 1 Month + 4.25%), 3/14/25(o)		16	16,427
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.651% (LIBOR 1 Month + 7.75%), 9/26/25(o)		54	41,940
Avantor, Inc. 5.901% (LIBOR 1 Month + 4.00%), 11/21/24(o)		23	23,262
Post Holdings, Inc. 3.90% (LIBOR 3 Month + 2.00%), 5/24/24(o)		12	12,441
Vizient, Inc. 4.651% (LIBOR 1 Month + 2.75%), 2/13/23(o)		1	652

			116,318

Energy – 0.2%
California Resources Corporation 12.273% (LIBOR 1 Month + 10.38%), 12/31/21(b)(o)		46	51,960

38 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
American Tire Distributors, Inc. 9/01/21(p)	U.S.$	40	$34,833
Travelport Finance (Luxembourg) S.Ã r.l. 4.401% (LIBOR 2 Month + 2.50%), 3/17/25(o)		23	22,924

			57,757

Services – 0.3%
Monitronics International, Inc. 7.802% (LIBOR 3 Month + 5.50%), 9/30/22(o)		70	67,466

Technology – 0.3%
Conduent Incorporated 4.901% (LIBOR 1 Month + 3.00%), 12/07/23(o)		5	4,916
MTS Systems Corporation 5.15% (LIBOR 3 Month + 3.25%), 7/05/23(b)(o)		24	24,296
Solera, LLC (Solera Finance, Inc.) 4.651% (LIBOR 1 Month + 2.75%), 3/03/23(o)		60	59,752

			88,964

Total Bank Loans (cost $709,284)			698,914

		Shares
COMMON STOCKS – 1.9%
Energy – 0.6%
Energy Equipment & Services – 0.0%
Weatherford International PLC(f)		2,097	6,186

Oil, Gas & Consumable Fuels – 0.6%
Berry Petroleum Corp.(b)(c)(f)		2,202	20,067
Carrizo Oil & Gas, Inc.(f)		405	8,128
CHC Group LLC(f)(i)		1,219	8,838
Chesapeake Energy Corp.(f)		1,523	4,523
Denbury Resources, Inc.(f)		3,999	13,157
EP Energy Corp. – Class A(f)		2,501	4,602
Halcon Resources Corp.(f)		276	1,482
K201640219 (South Africa) Ltd. A Shares(b)(c)(d)(f)		191,574	– 0	–
K201640219 (South Africa) Ltd. B Shares(b)(c)(d)(f)		30,276	– 0	–
Linn Energy, Inc.(f)		88	3,450
Oasis Petroleum, Inc.(f)		972	10,721
Paragon Offshore Ltd. – Class A(b)(c)(f)		267	280

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Paragon Offshore Ltd. – Class B(b)(c)(f)	401	$11,779
Peabody Energy Corp.	533	19,641
SandRidge Energy, Inc.(f)	578	8,404
Tervita Corp.(b)(c)(f)	599	4,455
Triangle Petroleum Corp.(f)	3,047	140
Vantage Drilling International(b)(c)(f)	82	18,143
Whiting Petroleum Corp.(f)	411	16,777

		154,587

		160,773

Consumer Discretionary – 0.5%
Auto Components – 0.0%
Exide Technologies(b)(d)(f)(i)	1,793	3,927

Diversified Consumer Services – 0.1%
Ascent Capital Group, Inc. – Class A(f)	539	1,865
Laureate Education, Inc. – Class A(f)	1,354	19,118

		20,983

Hotels, Restaurants & Leisure – 0.3%
Caesars Entertainment Corp.(f)	2,258	25,628
eDreams ODIGEO SA(f)	10,349	47,310

		72,938

Household Durables – 0.0%
Hovnanian Enterprises, Inc. – Class A(f)	3,276	6,585

Internet & Direct Marketing Retail – 0.0%
Travelport Worldwide Ltd.	220	3,771

Media – 0.1%
Clear Channel Outdoor Holdings, Inc. – Class A	3,060	14,688
DISH Network Corp. – Class A(f)	100	3,355
Gray Television, Inc.(f)	483	5,458
Nexstar Media Group, Inc. – Class A	151	9,399
Townsquare Media, Inc. – Class A	598	4,557

		37,457

		145,661

Information Technology – 0.2%
Internet Software & Services – 0.2%
Avaya Holdings Corp.(f)	2,503	57,294

IT Services – 0.0%
Goodman Networks, Inc.(b)(c)(d)(f)	1,236	– 0	–

		57,294

40 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.2%
Metals & Mining – 0.2%
BIS Industries Holdings Ltd.(b)(c)(d)(f)		21,027	$2,103
Constellium NV – Class A(f)		1,662	18,864
Neenah Enterprises, Inc.(b)(c)(d)(f)		4,481	25,183

			46,150

Industrials – 0.2%
Machinery – 0.2%
Modular Space Corp.(b)(f)(h)		2,407	40,919

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(b)(c)(d)(f)		5,341	1,126

			42,045

Financials – 0.1%
Diversified Financial Services – 0.1%
iPayment, Inc.(b)(c)(d)(f)		59,949	41,964

Health Care – 0.1%
Health Care Providers & Services – 0.1%
Community Health Systems, Inc.(f)		2,078	7,855
LifePoint Health, Inc.(f)		138	6,610

			14,465

Pharmaceuticals – 0.0%
Endo International PLC(f)		614	3,518
Horizon Pharma PLC(f)		196	2,595

			6,113

			20,578

Telecommunication Services – 0.0%
Wireless Telecommunication Services – 0.0%
T-Mobile US, Inc.(f)		150	9,076

Total Common Stocks (cost $556,866)			523,541

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 1.3%
Industrial – 1.2%
Basic – 0.3%
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)	U.S.$	13	13,450
7.25%, 4/01/23(a)		58	58,028

			71,478

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Digicel Ltd. 6.75%, 3/01/23(a)	U.S.$	36	$33,283

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. 9.50%, 3/01/18(b)(f)(j)	EUR	1	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/22(b)(e)(h)	U.S.$	15	548
K2016470260 South Africa Ltd. 25.00%, 12/31/22(b)(e)(h)		4	1,536

			2,084

Consumer Non-Cyclical – 0.3%
Arcelik AS 5.00%, 4/03/23(a)		29	27,450
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		38	37,368
2.80%, 7/21/23		9	7,527
3.15%, 10/01/26		13	10,368
Tonon Luxembourg SA 7.25%, 1/24/20(b)(e)(f)(g)(h)		6	272
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(f)(g)(h)(j)		96	6,088

			89,073

Energy – 0.5%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(i)		65	70,384
Petrobras Global Finance BV 5.999%, 1/27/28(a)		27	26,348
6.25%, 3/17/24		35	36,627

			133,359

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		6	5,987

			335,264

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 3/01/26(a)		12	12,153

42 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.811% (LIBOR 3 Month + 5.00%), 2/12/23(a)(b)(n)	U.S.$	10	$9,802

Total Emerging Markets – Corporate Bonds (cost $448,439)			357,219

		Shares
PREFERRED STOCKS – 1.3%
Industrial – 1.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		490	3,190

Energy – 0.8%
Berry Petroleum Co. LLC 0.00%(b)(c)(f)		1,913	21,043
Sanchez Energy Corp. Series A 4.875%		962	13,275
Sanchez Energy Corp. Series B 6.50%		300	5,040
Tervita Corp. 0.00%(b)(c)(f)		24,991	185,883

			225,241

Services – 0.2%
iPayment, Inc. 0.00%(b)(c)(d)(f)		440	44,000

Technology – 0.0%
Goodman Networks, Inc. 0.00%(b)(c)(d)(f)		1,470	5,880

			278,311

Utility – 0.3%
Electric – 0.3%
SCE Trust III Series H 5.75%		423	11,188
Vistra Energy Corp. 7.00%		600	56,160

			67,348

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Financial Institutions – 0.0%
Banking – 0.0%
GMAC Capital Trust I Series 2 8.125%		357	$9,493

Total Preferred Stocks (cost $299,318)			355,152

		Principal Amount (000)
ASSET-BACKED SECURITIES – 1.1%
Other ABS - Fixed Rate – 0.6%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(b)	U.S.$	58	56,781
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)(b)		16	16,434
Series 2016-1A, Class A2I 3.832%, 5/25/46(a)(b)		29	28,895
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(b)		71	68,985

			171,095

Home Equity Loans - Fixed Rate – 0.4%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(b)		57	56,549
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(b)		77	39,117

			95,666

Home Equity Loans - Floating Rate – 0.1%
Lehman XS Trust Series 2007-6, Class 3A5 4.873%, 5/25/37(b)		28	27,808

Total Asset-Backed Securities (cost $280,650)			294,569

44 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.047% (LIBOR 1 Month + 7.15%), 7/25/23(n)	U.S.$	15	$17,760
Series 2013-DN2, Class M2 6.147% (LIBOR 1 Month + 4.25%), 11/25/23(n)		52	57,212
Series 2014-DN1, Class M3 6.397% (LIBOR 1 Month + 4.50%), 2/25/24(n)		36	42,528
Series 2014-HQ2, Class M3 5.647% (LIBOR 1 Month + 3.75%), 9/25/24(n)		54	62,102
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.147% (LIBOR 1 Month + 5.25%), 10/25/23(n)		15	16,905
Series 2014-C01, Class M2 6.297% (LIBOR 1 Month + 4.40%), 1/25/24(n)		27	30,806
Series 2015-C03, Class 1M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(n)		6	6,709
Series 2015-C03, Class 2M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(n)		2	2,651

			236,673

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		6	4,820
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		7	5,995

			10,815

Total Collateralized Mortgage Obligations (cost $221,635)			247,488

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.6%
Argentina – 0.1%
Argentine Bonos del Tesoro 16.00%, 10/17/23	ARS	979	$43,776

Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27	BRL	365	107,836

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	283	22,769

Total Emerging Markets – Treasuries (cost $195,602)			174,381

GOVERNMENTS – TREASURIES – 0.5%
Mexico – 0.3%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,202	57,992
Series M 20 10.00%, 12/05/24		480	29,237

			87,229

Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	3,986	64,783

Total Governments – Treasuries (cost $162,133)			152,012

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/40	U.S.$	25	37,591
7.95%, 3/01/36		55	59,685

Total Local Governments – US Municipal Bonds (cost $79,991)			97,276

46 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
CIFC Funding Ltd. Series 2015-4A, Class D 7.859% (LIBOR 3 Month + 5.50%), 10/20/27(a)(b)(n) (cost $70,892)	U.S.$	73	$72,026

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.664%, 7/10/47(a)(b)		15	12,701
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.109%, 1/10/47(a)(b)		29	25,481
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.044%, 1/15/47(a)(b)		29	27,357

Total Commercial Mortgage-Backed Securities (cost $71,093)			65,539

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares MSCI Global Metals & Mining Producers ETF(q) (cost $27,153)		805	27,603

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(b)(f)		1,210	5,445
iPayment Holdings, Inc., expiring 12/29/22(b)(c)(d)(f)		21,438	– 0	–
Midstates Petroleum Co., Inc., expiring 4/21/20(c)(f)		860	86
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(f)		1,975	652
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(f)		830	182

Total Warrants (cost $20,407)			6,365

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 30, 5 Year Index Expiration: Jun 2018; Contracts: 1,100,000; Exercise Rate: 1.07%; Counterparty: Credit Suisse International(f) (premiums paid $4,180)	USD	1,100,000	$3,414

		Shares
RIGHTS – 0.0%
Utility – 0.0%
Vistra Energy Corp. Zero Coupon, 12/31/49 (cost $0)		3,442	2,196

SHORT-TERM INVESTMENTS – 8.8%
Investment Companies – 8.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(q)(r)(s) (cost $2,414,029)		2,414,029	2,414,029

		Principal Amount (000)
Corporates – Non-Investment Grade – 0.2%
Industrial – 0.2%
Consumer Cyclical - Other – 0.2%
Lennar Corp. 8.375%, 5/15/18(a) (cost $51,883)	U.S.$	52	51,867

Total Short-Term Investments (cost $2,465,912)			2,465,896

Total Investments – 98.7% (cost $27,792,118)			27,541,093
Other assets less liabilities – 1.3%			372,139

Net Assets – 100.0%			$27,913,232

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
S&P 500 E-Mini Futures	1	June 2018	USD	0	**	$131,765	$132,350	$585
U.S. T-Note 10 Yr (CBT) Futures	22	June 2018	USD	22		2,642,703	2,631,750	(10,953)

Sold Contracts
Euro-BOBL Futures	5	June 2018	EUR	5		785,604	790,978	(5,374)
Euro-OAT Futures	2	June 2018	EUR	2		366,410	371,482	(5,072)

								$(20,814)

48 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	RUB	4,120	USD	66	5/17/18	$1,152
Brown Brothers Harriman & Co.	AUD	88	USD	68	6/07/18	1,816
Brown Brothers Harriman & Co.	NZD	197	USD	142	6/07/18	3,558
Brown Brothers Harriman & Co.	CAD	259	USD	205	6/12/18	2,864
Brown Brothers Harriman & Co.	MXN	1,611	USD	89	6/14/18	3,173
Brown Brothers Harriman & Co.	ZAR	257	USD	21	6/28/18	635
Citibank, NA	USD	1	KRW	549	7/26/18	(2)
Goldman Sachs Bank USA	BRL	390	USD	115	5/03/18	3,420
Goldman Sachs Bank USA	USD	112	BRL	390	5/03/18	(719)
JPMorgan Chase Bank, NA	TWD	2,031	USD	70	6/07/18	1,180
Royal Bank of Scotland PLC	EUR	477	USD	591	5/30/18	14,484
Standard Chartered Bank	BRL	390	USD	112	5/03/18	718
Standard Chartered Bank	USD	111	BRL	390	5/03/18	(114)
Standard Chartered Bank	USD	70	INR	4,579	5/17/18	(1,055)
Standard Chartered Bank	BRL	390	USD	111	6/04/18	186

						$31,296

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put
CDX-NAHY Series 30, 5 Year Index	Credit Suisse International	Sell	1.02%	Jun, 2018	$550	$1,182	$(827)
CDX-NAHY Series 30, 5 Year Index	Credit Suisse International	Sell	1.04	Jun, 2018	550	1,953	(1,456)

						$3,135	$(2,283)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	Quarterly	2.48%	USD	484	$(37,986)	$(4,349)	$(33,637)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	Quarterly	0.09	USD	227	(555)	571	(1,126)

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)%	Quarterly	0.56%	EUR	0	**	$(9)	$(4)	$(5)
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	(5.00)	Quarterly	1.55	EUR	14		(1,883)	(346)	(1,537)
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	(5.00)	Quarterly	1.55	EUR	46		(6,186)	(1,119)	(5,067)

Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	Quarterly	2.48	USD	484		38,001	8,026	29,975
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00	Quarterly	3.17	USD	239		18,743	15,077	3,666
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.39	USD	1,366		102,297	93,560	8,737
iTraxx Europe Crossover Series 28, 5 Year Index, 12/20/22*	5.00	Quarterly	2.35	EUR	843		121,579	106,907	14,672

							$234,001	$218,323	$15,678

*	Termination date

50 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,770	3/06/23	3 Month LIBOR	2.714%	Quarterly/ Semi-Annual	$(14,169)	$—	$(14,169)
USD	2,835	9/02/25	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	133,947	(8,311)	142,258
USD	961	1/15/26	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	61,717	5,398	56,319
USD	651	2/16/26	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	61,874	7,434	54,440
USD	150	3/31/26	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	13,779	—	13,779
USD	100	5/03/26	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	8,112	—	8,112
USD	800	6/01/26	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	70,277	32,362	37,915
USD	4,650	4/28/27	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	(243,833)	16,658	(260,491)
USD	350	5/03/27	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	16,853	111	16,742
USD	940	3/06/28	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	8,938	—	8,938

						$117,495	$53,652	$63,843

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Uniti Group, Inc., 8.250%, 10/15/23, 12/20/19*	(5.00)%	Quarterly	5.05%	USD	60	$(297)	$905	$(1,202)
Windstream Services, LLC, 7.500%, 6/01/22, 6/20/18*	(5.00)	Quarterly	20.67	USD	51	806	850	(44)
Credit Suisse International
CDX- CMBX.NA.BB Series 6, 5/11/63*	(5.00)	Monthly	11.55	USD	180	38,298	22,581	15,717

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
British Telecommunications PLC, 5.750%, 12/07/28, 6/20/20*	(1.00)%	Quarterly	0.26	EUR	170	$(3,524)	$93	$(3,617)
CDX- CMBX.NA.BBB- Series 6, 5/11/63*	(3.00)	Monthly	6.47	USD	192	23,885	20,535	3,350
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 12/20/22*	(5.00)	Quarterly	29.07	USD	30	9,072	8,819	253

Sale Contracts
Barclays Bank PLC
Altice Luxembourg SA, 7.250%, 5/15/22, 6/20/22*	5.00	Quarterly	5.17	EUR	60	(17)	6,500	(6,517)
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00	Quarterly	38.32	USD	63	(17,543)	368	(17,911)
New Albertsons LP, 8.000%, 5/01/31, 12/20/22*	5.00	Quarterly	6.32%	USD	30	(1,426)	(1,994)	568
Windstream Services, LLC, 7.500%, 6/01/22, 12/20/22*	5.00	Quarterly	22.87	USD	100	(39,069)	(30,513)	(8,556)
Citibank, NA
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.12	USD	50	5,752	2,404	3,348
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.55	USD	29	(6,170)	(3,530)	(2,640)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.55	USD	69	(14,681)	(7,802)	(6,879)

52 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
International Game Technology PLC, 4.750%, 2/15/23, 6/20/22*	5.00%	Quarterly	1.30	EUR	100	$18,902	$7,857	$11,045
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	75	(9,343)	(5,029)	(4,314)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	252	(31,391)	(17,345)	(14,046)
Goldman Sachs International
Altice Finco SA, 9.000%, 6/15/23, 6/20/22*	5.00	Quarterly	3.67	EUR	60	4,116	5,573	(1,457)
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.13	USD	13	1,489	561	928
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.55	USD	163	(34,661)	(29,744)	(4,917)
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 12/20/18*	5.00	Quarterly	84.91	USD	30	(7,508)	(4,484)	(3,024)
New Albertsons LP, 8.000%, 5/01/31, 12/20/22*	5.00	Quarterly	6.32%	USD	60	(2,852)	(3,783)	931

						$(66,162)	$(27,178)	$(38,984)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	1,697	LIBOR	Quarterly	USD	450	6/20/18	$2,425

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
iBoxx $ Liquid High Yield Index	11	LIBOR	Quarterly	USD	3	6/20/18	$10
iBoxx $ Liquid High Yield Index	11	LIBOR	Quarterly	USD	3	6/20/18	9
iBoxx $ Liquid High Yield Index	11	LIBOR	Quarterly	USD	3	6/20/18	9
iBoxx $ Liquid High Yield Index	19	LIBOR	Quarterly	USD	5	6/20/18	2
iBoxx $ Liquid High Yield Index	11	LIBOR	Quarterly	USD	3	6/20/18	1
Citibank, NA
iBoxx $ Liquid High Yield Index	11	LIBOR	Quarterly	USD	3	6/20/18	8
Goldman Sachs International
iBoxx $ Liquid High Yield Index	26	LIBOR	Quarterly	USD	7	6/20/18	1
Morgan Stanley & Co. International PLC
iBoxx $ Liquid High Yield Index	11	LIBOR	Quarterly	USD	3	6/20/18	(1)

							$2,464

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2018
Credit Suisse Securities (USA) LLC†	168	USD	(1.75	)%*	—	$166,336

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2018

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$166,336	$	– 0	–	$	– 0	–	$	– 0	–	$166,336

54 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

**	Notional amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $9,748,420 or 34.9% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2018.

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.44% of net assets as of April 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/15/17	$	– 0	–	$	– 0	–	0.00%
Creditcorp 12.00%, 7/15/18	6/28/13		33,203			30,561		0.11%
Exide Technologies 11.00%, 4/30/22	5/23/17		38,550			39,963		0.14%
Exide Technologies 7.00%, 4/30/25	11/10/16		2,324			2,364		0.01%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	3/13/15		17,708			548		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	12/22/16		3,927			1,536		0.01%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15		36,767			1		0.00%
Modular Space Corp.	2/08/17		10,434			40,919		0.15%
Tonon Luxembourg SA 7.25%, 1/24/20	1/16/13		5,510			272		0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16		856			856		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13		96,161			6,088		0.02%

(i)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$62,260		$8,838		0.03%
CHC Group LLC/CHC Finance Ltd. Series AI, Zero Coupon, 10/01/20	3/10/17	47,067		70,384		0.25%
Exide Technologies	4/30/15	2,889		3,927		0.01%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/24/14	– 0	–	– 0	–	0.00%

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

(j)	Defaulted matured security.

(k)	Convertible security.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2018.

(o)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2018.

(p)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(q)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(r)	Affiliated investments.

(s)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

NZD – New Zealand Dollar

RUB – Russian Ruble

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BBA – British Bankers Association

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

56 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $25,378,089)	$25,127,064
Affiliated issuers (cost $2,414,029)	2,414,029
Cash	40,677
Cash collateral due from broker	217,796
Foreign currencies, at value (cost $121,155)	118,882
Unaffiliated dividends and interest receivable	386,922
Upfront premiums paid on credit default swaps	77,046
Receivable for capital stock sold	73,524
Unrealized appreciation on credit default swaps	36,140
Receivable from Adviser	34,535
Unrealized appreciation on forward currency exchange contracts	33,186
Receivable for terminated total return swaps	10,219
Affiliated dividends receivable	5,162
Receivable for variation margin on centrally cleared swaps	2,808
Unrealized appreciation on total return swaps	2,465
Receivable for investment securities sold	1,372
Receivable for variation margin on futures	990

Total assets	28,582,817

Liabilities
Swaptions written, at value (premiums received $3,135)	2,283
Payable for reverse repurchase agreements	166,336
Payable for investment securities purchased	112,790
Upfront premiums received on credit default swaps	104,224
Dividends payable	75,344
Unrealized depreciation on credit default swaps	75,124
Audit and tax fee payable	61,772
Custody fee payable	53,686
Transfer Agent fee payable	4,277
Directors’ fee payable	3,627
Unrealized depreciation on forward currency exchange contracts	1,890
Payable for variation margin on centrally cleared swaps	1,196
Payable for capital stock redeemed	739
Unrealized depreciation on total return swaps	1
Accrued expenses and other liabilities	6,296

Total liabilities	669,585

Net Assets	$27,913,232

Composition of Net Assets
Capital stock, at par	$2,930
Additional paid-in capital	37,660,270
Distributions in excess of net investment income	(190,000)
Accumulated net realized loss on investment and foreign currency transactions	(9,362,172)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(197,796)

$27,913,232

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 57

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$27,913,232	2,930,361	$9.53

See notes to financial statements.

58 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $120)	$763,340
Dividends
Unaffiliated issuers	5,632
Affiliated issuers	4,203	$773,175

Expenses
Advisory fee (see Note B)	60,009
Transfer agency—Class A	3,629
Transfer agency—Class C	873
Transfer agency—Advisor Class	8,542
Transfer agency—Class R	28
Transfer agency—Class K	1
Transfer agency—Class I	1,115
Transfer agency—Class Z	37
Distribution fee—Class A	3,481
Distribution fee—Class C	3,257
Distribution fee—Class R	64
Distribution fee—Class K	7
Custodian	89,179
Audit and tax	67,210
Registration fees	48,300
Administrative	41,737
Legal	25,268
Directors’ fees	14,447
Printing	6,947
Miscellaneous	7,699

Total expenses before interest expense	381,830
Interest expense	1,095

Total expenses	382,925
Less: expenses waived and reimbursed by the Adviser (see Note B)	(297,620)

Net expenses		85,305

Net investment income		687,870

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 59

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$56,314
Forward currency exchange contracts	(104,910)
Futures	(1,288)
Options written	16,707
Swaps	29,397
Swaptions written	3,429
Foreign currency transactions	143,368
Net change in unrealized appreciation/depreciation on:
Investments	(673,990)
Forward currency exchange contracts	(24,271)
Futures	(14,293)
Options written	(2,112)
Swaps	52,315
Swaptions written	(760)
Foreign currency denominated assets and liabilities	(371)

Net loss on investment and foreign currency transactions	(520,465)

Net Increase in Net Assets from Operations	$167,405

See notes to financial statements.

60 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$687,870		$2,894,940
Net realized gain on investment and foreign currency transactions	143,017		505,769
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(663,482)		1,588,796
Contributions from Affiliates (see Note B)	– 0	–	92

Net increase in net assets from operations	167,405		4,989,597
Dividends to Shareholders from
Net investment income
Class A	(68,765)		(162,805)
Class C	(13,824)		(21,960)
Advisor Class	(318,161)		(164,064)
Class R	(606)		(1,990)
Class K	(137)		(415)
Class I	(292,713)		(785,002)
Class Z	(9,658)		(1,422,780)
Tax return of capital
Class A	– 0	–	(16,992)
Class C	– 0	–	(2,292)
Advisor Class	– 0	–	(17,124)
Class R	– 0	–	(208)
Class K	– 0	–	(43)
Class I	– 0	–	(81,932)
Class Z	– 0	–	(148,497)
Capital Stock Transactions
Net increase (decrease)	64,163		(60,218,108)

Total decrease	(472,296)		(58,054,615)
Net Assets
Beginning of period	28,385,528		86,440,143

End of period (including distributions in excess of net investment income of ($190,000) and ($174,006), respectively)	$27,913,232		$28,385,528

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee High Yield Portfolio (the “Fund”), a diversified portfolio. On February 26, 2018, the Fund’s name was changed from the AB High Yield Portfolio to the AB FlexFee High Yield Portfolio. At a meeting held on October 31, 2017 to November 2, 2017, the Fund’s Board of Directors (the “Board”) approved the conversion of Class A, Class C, Class R, Class I and Class Z shares of the Fund to Advisor Class shares of the Fund on a relative net assets basis. The conversion was effective on February 26, 2018. The Fund acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). The Reorganization was approved by the Accounting Survivor’s Board of Trustees and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”) (see Note I for additional information). Upon completion of the Reorganization, the Fund assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the Class Z shares financial highlights reflect the financial information of the Accounting Survivor through July 26, 2016. The fiscal year end of the Fund was subsequently changed to October 31. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class A, Class C, Class R, Class K, Class I or Class Z were outstanding as of April 30, 2018. Advisor class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$19,747,011		$277,740	#	$20,024,751
Corporates – Investment Grade		– 0	–	1,972,751		– 0	–	1,972,751
Bank Loans		– 0	–	617,658		81,256		698,914
Common Stocks		306,285		47,310		169,946	#	523,541
Emerging Markets – Corporate Bonds		– 0	–	338,973		18,246	#	357,219
Preferred Stocks		80,031		18,315		256,806		355,152
Asset-Backed Securities		– 0	–	– 0	–	294,569		294,569

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$247,488		$	– 0	–	$247,488
Emerging Markets – Treasuries		– 0	–	174,381			– 0	–	174,381
Governments – Treasuries		– 0	–	152,012			– 0	–	152,012
Local Governments – US Municipal Bonds		– 0	–	97,276			– 0	–	97,276
Collateralized Loan Obligations		– 0	–	– 0	–		72,026		72,026
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		65,539		65,539
Investment Companies		27,603		– 0	–		– 0	–	27,603
Warrants		920		– 0	–		5,445	#	6,365
Options Purchased – Calls		– 0	–	3,414			– 0	–	3,414
Rights		2,196		– 0	–		– 0	–	2,196
Short-Term Investments:
Investment Companies		2,414,029		– 0	–		– 0	–	2,414,029
Corporates – Non-Investment Grade		– 0	–	51,867			– 0	–	51,867

Total Investments in Securities		2,831,064		23,468,456			1,241,573		27,541,093
Other Financial Instruments*:
Assets
Futures		585		– 0	–		– 0	–	585	†
Forward Currency Exchange Contracts		– 0	–	33,186			– 0	–	33,186
Centrally Cleared Credit Default Swaps		– 0	–	280,620			– 0	–	280,620	†
Centrally Cleared Interest Rate Swaps		– 0	–	375,497			– 0	–	375,497	†
Credit Default Swaps		– 0	–	102,320			– 0	–	102,320
Total Return Swaps		– 0	–	2,465			– 0	–	2,465
Liabilities
Futures		(21,399)		– 0	–		– 0	–	(21,399	)†
Forward Currency Exchange Contracts		– 0	–	(1,890)			– 0	–	(1,890)
Credit Default Swaptions Written		– 0	–	(2,283)			– 0	–	(2,283)
Centrally Cleared Credit Default Swaps		– 0	–	(46,619)			– 0	–	(46,619	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(258,002)			– 0	–	(258,002	)†
Credit Default Swaps		– 0	–	(168,482)			– 0	–	(168,482)
Total Return Swaps		– 0	–	(1)			– 0	–	(1)
Reverse Repurchase Agreements		(166,336)		– 0	–		– 0	–	(166,336)

Total^		$2,643,914		$23,785,267			$1,241,573		$27,670,754

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NOTES TO FINANCIAL STATEMENTS (continued)

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Common Stocks#		Emerging Markets - Corporate Bonds#
Balance as of 10/31/17	$267,823		$114,007		$84,172		$4,820
Accrued discounts/(premiums)	(1,476)		67		– 0	–	(439)
Realized gain (loss)	(26,548)		– 0	–	6,685		344
Change in unrealized appreciation/depreciation	30,747		2,247		37,228		7,364
Purchases	10,652		– 0	–	2,019		1,229
Sales/Paydowns	(17,897)		(34,401)		(11,673)		– 0	–
Reclassification	(58,308)		– 0	–	– 0	–	– 0	–
Transfers into level 3	72,747		49,568		51,515		4,928
Transfers out of level 3	– 0	–	(50,232)		– 0	–	– 0	–

Balance as of 4/30/18	$277,740		$81,256		$169,946		$18,246

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18**	$8,476		$2,291		$36,585		$7,364

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NOTES TO FINANCIAL STATEMENTS (continued)

	Preferred Stocks		Asset- Backed Securities		Collateralized Loan Obligations		Commercial Mortgage- Backed Securities
Balance as of 10/31/17	$247,929		$197,922		$72,080		$65,186
Accrued discounts/(premiums)	– 0	–	1,306		146		33
Realized gain (loss)	– 0	–	164		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	8,877		(14,432)		(200)		320
Purchases	– 0	–	88,870		– 0	–	– 0	–
Sales/Paydowns	– 0	–	(37,569)		– 0	–	– 0	–
Reclassification	– 0	–	58,308		– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 4/30/18	$256,806		$294,569		$72,026		$65,539

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18**	$8,877		$(14,432)		$(200)		$320

	Warrants#		Total
Balance as of 10/31/17	$517		$1,054,456
Accrued discounts/ (premiums)	– 0	–	(363)
Realized gain (loss)	– 0	–	(19,355)
Change in unrealized appreciation/depreciation	4,928		77,079
Purchases	– 0	–	102,770
Sales/Paydowns	– 0	–	(101,540)
Reclassification	– 0	–	– 0	–
Transfers into level 3	– 0	–	178,758
Transfers out of level 3	– 0	–	(50,232)

Balance as of 4/30/18	$5,445		$1,241,573	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18**	$4,928		$54,209

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2018. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/18			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade		$7,003		Recovery Analysis	Collateral Value	$100.00 / N/A
Common Stocks		$41,964		Market Approach	EBITDA* Projection	$113.4mm / N/A
					EBITDA* Multiples	7.0X-9.0X / 8.0X
		$25,183		Market Approach	EBITDA* Projection	$40.1 mm / N/A
					EBITDA* Multiples	4.2X-6.2X / 5.2X
		$3,927		Market Approach	EBITDA* Projection	$194.0mm / N/A
					EBITDA* Multiples	4.5X-5.5X / 5.0X
		$2,103		Market Approach	EBITDA* Projection	$99mm / N/A
					EBITDA* Multiples	5.1X / N/A
	$	– 0	–	Qualitative Assessment		$0.00 / N/A

$73,177

Preferred Stocks		$44,000		Market Approach	EBITDA* Projection	$113.4mm / N/A
					EBITDA* Multiples	7.0X-9.0X / 8.0X

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in collateral value and EBITDA projections and EBITDA Multiple in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective February 26, 2018, under an amended investment advisory agreement, the Fund calculates and accrues daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) is initially from February 26, 2018 to December 31, 2019 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the reporting period ended April 30, 2018, the Fund accrued advisory fees of $10,760, as a portion reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .22% of the Fund’s average net assets, which reflected a (.18)% Performance Adjustment of $(8,688). Prior to February 26, 2018, under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .55% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets.

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Effective January 1, 2017, the advisory fee was reduced from .60% to .55% of the first $2.5 billion, .55% to .50% of the next $2.5 billion and .50% to .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

The Adviser has contractually agreed to waive its fees and bear certain expenses through December 31, 2019 to the extent necessary to limit total expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). For the six months ended April 30, 2018, such reimbursements/waivers amounted to $255,321. Prior to February 26, 2018, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis to .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Old Expense Caps”). Effective January 1, 2017, the Old Expense Caps were reduced from 1.05% to .95%, 1.80% to 1.70%, .80% to .70%, 1.30% to 1.20%, 1.05% to .95%, .80% to .70% and .80% to .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through July 14, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amount to $288,388 for the period ended October 31, 2015. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% or, for fees waived or expenses borne prior to February 26, 2018, the Old Expense Caps.

During the year ended October 31, 2017, the Adviser reimbursed the Fund $92 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $41,737.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,022 for the six months ended April 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28 from the sale of Class A shares and received $0 and $44 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $903.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2018 is as follows:

Fund	Market Value 10/31/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 04/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$8,922	$6,508	$2,414	$4

Brokerage commissions paid on investment transactions for the six months ended April 30, 2018 amounted to $504, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,940, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$10,944,710		$12,636,525
U.S. government securities	– 0	–	212,156

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,327,827
Gross unrealized depreciation	(1,524,517)

Net unrealized depreciation	$(196,690)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

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shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2018, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

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exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At April 30, 2018, the maximum payment for written put swaptions amounted to $1,100,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2018, the Fund held purchased options for hedging purposes.

During the six months ended April 30, 2018, the Fund held written options for hedging purposes.

During the six months ended April 30, 2018, the Fund held purchased swaptions for non-hedging purposes.

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During the six months ended April 30, 2018, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During six months ended April 30, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty. As of April 30, 2018, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $228,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the

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issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended April 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2018, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$21,399	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$338,503	*	Receivable/Payable for variation margin on centrally cleared swaps	274,660	*

Interest rate contracts	Unrealized appreciation on total return swaps	2,465		Unrealized depreciation on total return swaps	1

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	33,186		Unrealized depreciation on forward currency exchange contracts	1,890

Credit contracts	Unrealized appreciation on credit default swaps	36,140		Unrealized depreciation on credit default swaps	75,124

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	57,050	*	Receivable/Payable for variation margin on centrally cleared swaps	41,372	*

Credit contracts				Swaptions written, at value	2,283

Credit contracts	Investments in securities, at value	3,414

Equity contracts	Receivable/Payable for variation margin on futures	585	*

Total		$471,343			$416,729

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$17,166		$25,664

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(7,748)		(14,878)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(104,910)		(24,271)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	– 0	–	(766)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	12,231		26,651

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	3,429		(760)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	6,460		585

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(26,380)		3,576

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$16,707	$(2,112)

Total		$(83,045)	$13,689

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018.

Centrally Cleared Credit Default Swaps:
Average original value of buy contracts	$834,568
Average original value of sale contracts	$1,795,201
Centrally Cleared Interest Rate Swaps:
Average notional amount of contracts	$11,214,143
Credit Default Swaps:
Average notional amount of buy contracts	$740,468
Average notional amount of sale contracts	$1,199,048
Futures:
Average original value of buy contracts	$2,299,229	(a)
Average original value of sale contracts	$1,212,313
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,097,566
Average principal amount of sale contracts	$3,419,526
Total Return Swaps:
Average notional amount	$1,630,381
Options Written:
Average notional amount	$3,012	(a)
Purchased Options:
Average notional amount	$6,227	(b)
Purchased Swaptions:
Average notional amount	$1,100,000	(c)
Swaptions Written:
Average notional amount	$1,172,500	(d)

(a)	Positions were open for four months during the reporting period.

(b)	Positions were open for five months during the reporting period.

(c)	Positions were open for one month during the reporting period.

(d)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund

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as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$2,456	$ – 0	–	$	– 0	–	$	– 0	–	$2,456
Barclays Bank PLC	1,958	(1,958)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	12,046	– 0	–		– 0	–		– 0	–	12,046
Citibank, NA	5,760	(2)			– 0	–		– 0	–	5,758
Credit Suisse International	60,614	(23,134)			– 0	–		– 0	–	37,480
Goldman Sachs Bank USA/Goldman Sachs International	41,983	(41,983)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,180	– 0	–		– 0	–		– 0	–	1,180
Royal Bank of Scotland PLC	14,484	– 0	–		– 0	–		– 0	–	14,484
Standard Chartered Bank	904	(904)			– 0	–		– 0	–	– 0	–

Total	$141,385	$(67,981)		$	– 0	–	$	– 0	–	$73,404	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$58,352	$(1,958)		$	– 0	–	$	– 0	–	$56,394
Citibank, NA	2	(2)			– 0	–		– 0	–	– 0	–
Credit Suisse International	23,134	(23,134)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	40,734	– 0	–		– 0	–		– 0	–	40,734
Goldman Sachs Bank USA/Goldman Sachs International	49,264	(41,983)			– 0	–		– 0	–	7,281
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	1	– 0	–		– 0	–		– 0	–	1
Standard Chartered Bank	1,169	(904)			– 0	–		– 0	–	265

Total	$172,656	$(67,981)		$	– 0	–	$	– 0	–	$104,675	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty. See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2018, the average amount of reverse repurchase agreements outstanding was $345,023 and the daily weighted average interest rate was (0.61)%. At April 30, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $166,336 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of related collateral pledged by the Fund as of April 30, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Credit Suisse Securities (USA) LLC	$166,336	$(166,336)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2018, the Fund had no unfunded loan commitments outstanding.

As of April 30, 2018, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
BI-LO Finance LLC, LIBOR +0.00%, 03/08/2024	$100,000	$	– 0	–
Paysafe, LIBOR +0.00%, 04/25/2019	$100,000	$	– 0	–

During the six months ended April 30, 2018, the Fund received no commitment fees or additional funding fees.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017		Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class A*
Shares sold	80,300	620,290		$773,699	$5,947,158

Shares issued in reinvestment of dividends	5,073	15,431		49,035	149,397

Shares converted to Advisor Class	(327,609)	– 0	–	(3,130,897)	– 0	–

Shares redeemed	(288,306)	(230,551)		(2,789,463)	(2,216,354)

Net increase (decrease)	(530,542)	405,170		$(5,097,626)	$3,880,201

Class C*
Shares sold	8,025	72,483		$77,493	$701,341

Shares issued in reinvestment of dividends	611	1,866		5,912	18,024

Shares converted to Advisor Class	(101,817)	– 0	–	(973,623)	– 0	–

Shares redeemed	(11,471)	(8,568)		(110,570)	(82,849)

Net increase (decrease)	(104,652)	65,781		$(1,000,788)	$636,516

Advisor Class
Shares sold	326,901	416,754		$3,142,736	$4,010,347

Shares converted from:
Class A	327,383	– 0	–	3,130,897	– 0	–
Class C	101,807	– 0	–	973,623	– 0	–
Class R	4,192	– 0	–	40,092	– 0	–
Class I	1,800,976	– 0	–	17,223,455	– 0	–
Class Z	43,624	– 0	–	417,196	– 0	–

Shares issued in reinvestment of dividends	13,760	14,028		131,653	135,720

Shares redeemed	(119,268)	(288,688)		(1,142,628)	(2,762,280)

Net increase	2,499,375	142,094		$23,917,024	$1,383,787

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017		Six Months Ended April 30, 2018 (unaudited)			Year Ended October 31, 2017

Class R*
Shares sold	689		3,868			$6,681		$37,554

Shares issued in reinvestment of dividends	37		169			356		1,638

Shares converted to Advisor Class	(4,194)		– 0	–		(40,092)		– 0	–

Shares redeemed	– 0	–	(3,852)			– 0	–	(37,236)

Net increase (decrease)	(3,468)		185			$(33,055)		$1,956

Class K
Shares sold	– 0	–	2		$	– 0	–	$17

Shares redeemed	(1,002)		– 0	–		(9,526)		– 0	–

Net increase (decrease)	(1,002)		2			$(9,526)		$17

Class I*
Shares sold	17,953		12,323			$176,781		$118,537

Shares issued in reinvestment of dividends	121		396			1,168		3,837

Shares converted to Advisor Class	(1,801,240)		– 0	–		(17,223,455)		– 0	–

Shares redeemed	(18,194)		(1,690)			(176,458)		(16,315)

Net increase (decrease)	(1,801,360)		11,029			$(17,221,964)		$106,059

Class Z*
Shares sold	23,116		53,745			$223,643		$520,610

Shares issued in reinvestment of dividends	755		143,778			7,295		1,376,188

Shares converted to Advisor Class	(43,670)		– 0	–		(417,196)		– 0	–

Shares redeemed	(31,629)		(7,041,947)			(303,644)		(68,123,442)

Net decrease	(51,428)		(6,844,424)			$(489,902)		$(66,226,644)

*	Converted to Advisor Class on February 26, 2018.

At April 30, 2018, the Adviser owned 61% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

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NOTES TO FINANCIAL STATEMENTS (continued)

exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018. Effective July 5, 2018, the Facility will be increased to $325 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the year ended October 31, 2017, fiscal period ended October 31, 2016 and year ended August 31, 2016 were as follows:

	October 2017	October 2016		August 2016
Distributions paid from:
Ordinary income	$2,559,016	$636,717		$17,740,058

Total taxable distributions paid	2,559,016	636,717		17,740,058
Return of capital	267,088	– 0	–	– 0	–

Total distributions paid	$2,826,104	$636,717		$17,740,058

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(9,516,739	)(a)
Unrealized appreciation/(depreciation)	473,299	(b)

Total accumulated earnings/(deficit)	$(9,043,440	)(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $9,509,266. The Fund also had $12,466,893 of capital loss carryforwards expire during the fiscal year. As of October 31, 2017, the cumulative deferred loss on straddles was $7,473.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	Other differences in book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund had a net short-term capital loss carryforward of $5,695,887 and a net long-term capital loss carryforward of $3,813,379, which may be carried forward for an indefinite period.

NOTE I

Merger and Reorganization

At a meeting held 3-5, 2016, the Board, on behalf of the Fund, and the Board of Trustees of the Accounting Survivor, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Accounting Survivor. The acquisition was completed at the close of business July 26, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Accounting Survivor’s shares were transferred in exchange for the Fund’s Class Z shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
Accounting Survivor	7,254,378	– 0	–	$68,233,326	+	$	– 0	–
The Fund	2,097,920	9,387,795		$19,642,348	++		$87,875,674

+	Includes undistributed net investment income of $404,396 and unrealized depreciation on investments of $1,497,163, with a fair value of $60,408,577 and identified cost of $61,905,740.

++	Includes unrealized depreciation of $370,906.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)		July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.71		$ 9.46	$ 9.44		$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.25		.49	.08	#	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)		.24	.01		.08†
Contributions from Affiliates	– 0	–	.00 (e)	– 0	–	– 0	–

Net increase in net asset value from operations	.07		.73	.09		.13

Less: Dividends
Dividends from net investment income	(.25)		(.43)	(.07)		(.05)
Tax return of capital	– 0	–	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.25)		(.48)	(.07)		(.05)

Net asset value, end of period	$ 9.53		$ 9.71	$ 9.46		$ 9.44

Total Return
Total investment return based on net asset value(f)	.68%		7.89%*+	.94	%+#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,913		$4,185	$2,733		$2,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.42	%^	.71%	.78	%^	.81	%^
Expenses, before waivers/reimbursements(g)(h)	2.60	%^	2.49%	3.18	%^	2.41	%^
Net investment income(d)	5.21	%^	5.11%	4.90	%^#	5.30	%^
Portfolio turnover rate	6%		65%	9%		44%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Inception date.

(c)	Based on average shares outstanding.

(d)	Net expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017	September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016
Advisor Class
Net of waivers/reimbursements	.40	%^	.70%	N/A	.80%
Before waivers/reimbursements	2.58	%^	2.54%	N/A	2.40%

(h)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017 and October 31, 2016, such waiver amounted to .01% and .02%, respectively.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2017, August 31, 2016 and August 31, 2015 by .07%, .02% and .09%, respectively.

+	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2) , Vice President Ivan Rudolph-Shabinsky(2), Vice President William Smith(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Rudolph-Shabinksy and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Board Consideration of Amendment to the Fund’s Advisory Agreement

At the Board Meeting held on October 31-November 2, 2017, the Adviser presented its recommendation that the Board of Directors (the “Board” or “Directors”) of AB Bond Fund, Inc. (the “Company”) consider and approve an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB High Yield Portfolio (the “Fund”) to change the Fund’s current advisory fee to a performance-based, or fulcrum, fee. The Adviser explained that it believed a fulcrum fee would make the Fund more attractive to investors interested in either active or passive strategies from both performance and fee perspectives. In this regard, the Adviser also stated that it believes a high yield fund is well suited for the performance fee structure and that there is significant investor interest in passive high yield funds, but the performance of passive high yield funds generally lags that of conventional high yield indexes. The Adviser further stated that it believes that the Fund, under a fulcrum fee arrangement, would be an attractive alternative to such passive funds. Lastly, the Adviser noted that the Fund may be attractive compared to other active high yield funds in light of its fee structure and fee levels and its strong long-term performance record.

At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two-year period, at the Board Meeting, which was held in-person. The Board, including the Independent Directors, recommend approval of the Amended Agreement by stockholders.

At the Board Meeting, the Board also approved (i) changing the Fund’s name to “AB FlexFeeTM High Yield Portfolio,” (ii) changing the Fund’s Performance Benchmark from the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (the “Current Index”) to the Markit iBoxx USD Liquid High Yield Index (the “Index”), (iii) converting the Fund’s outstanding Class A, Class C, Class R, Class I and Class Z shares to Advisor Class shares, (iv) changing the Fund’s fiscal year end from October 31 to December 31, consistent with the other AB FlexFee Funds; and (v) changing the Fund’s custodian and accounting agent to Brown Brothers Harriman & Co., the agent for the other AB FlexFee Funds. Implementation of the foregoing changes and actions is conditioned upon approval by stockholders of the Amended Agreement and would be effective on or about February 26, 2018.

The Directors approved the proposed changes to the Fund’s current Advisory Agreement to change the Fund into a fulcrum fee Fund and the other related proposals of the Adviser, including the proposed change to the

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Fund’s name and Performance Benchmark. In considering the Adviser’s recommendation for the Fund, the Directors considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The Directors had extensive discussions about the Adviser’s proposed change of Performance Benchmark for the Fund, and the use of the Index plus a hurdle rate for purposes of calculating the fulcrum fee, recognizing that the Current Index, like the Fund, includes less liquid securities, and that the performance of the Index, which includes significantly fewer less liquid securities, can be expected to be lower than that of the Current Index, making it a less challenging benchmark. The Directors determined to approve the proposed changes, due to, among other things: the .75% hurdle in the proposed management fee arrangement; the fact that the Adviser would need to achieve significant outperformance before earning a fee higher than the current fee and that based on historical performance of the Index and the Fund the proposal would result in a material fee reduction; and the Adviser’s desire to position the Fund as a competitor to exchange-traded funds that use benchmarks similar or identical to the proposed Performance Benchmark.

The Directors also considered that the Adviser had agreed to bear one half of the expenses relating to (i) the special meeting of stockholders called to approve the Amended Agreement, including the preparation, printing and mailing of the proxy materials and of all related solicitations and (ii) the additional audit of the Fund’s financial statements required as a result of changing the Fund’s fiscal year end to conform to the fiscal year end of the other AB FlexFee funds. The remaining one half of the aforementioned expenses will be borne by the Fund, subject to the applicable expense limitation.

At the Board Meeting, the Directors also approved continuance of the Fund’s current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to their approval of the Amended Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed an

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independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed performance-based management fee (which consists of a Base Fee plus or minus a Performance Adjustment), in which the Senior Officer concluded that the current and proposed contractual fees for the Fund were reasonable. The Directors also discussed the proposed approvals in private sessions with counsel and the Company’s Senior Officer.

The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the current Advisory Agreement with the exception of the change of the current advisory fee to a performance-based, or fulcrum, fee under the Amended Agreement and the change in the name of the Fund.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the current and proposed management fees. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the current Advisory Agreement and the Amended Agreement, including the current fee arrangement and the proposed performance-based management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services provided by the Adviser under the current Advisory Agreement (which would not change under the Amended Agreement), including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The Directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the current Advisory Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. In the Fund’s last fiscal year, the Adviser did not request any reimbursements from the Fund. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the current Advisory Agreement and to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s current Advisory Agreement the Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The Directors noted that assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the current Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative

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information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The Directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Agreement and the Directors recognized that such information for 2018 and subsequent years would differ from that reviewed previously as a result of the imposition of the proposed performance fee. The Directors also noted that, due to the performance fee component of the proposed management fee, profitability would tend to be higher with better performance relative to the Index, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Board Meeting, the Directors reviewed performance information for the Fund’s operations as AB Bond Fund – AB High Yield Portfolio prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year period ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the Directors concluded that the Fund’s investment performance was acceptable. They noted that the Fund’s future performance would be affected by the performance fee component in the proposed management fee.

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Management Fees and Other Expenses

The Directors considered the current management fee rate paid by the Fund to the Adviser and the proposed management fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning management fee rates paid by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared the Fund’s current pro forma contractual effective management fee rate (reflecting a reduction in the management fee rate effective January 1, 2017) with a peer group median. The Directors also compared the Fund’s proposed contractual effective management fee rate with a peer group median. The information reviewed by the Directors showed that its proposed base contractual management fee rate of 40 basis points and its maximum fee rate of 60 basis points were lower than the Fund’s peer group median of 69 basis points. The fee rate payable after implementation of the Amended Agreement will depend upon the Fund’s future investment performance.

In considering the proposed performance-based fee, the Directors discussed, among other things: (i) the appropriateness of the Index, (ii) the Index Hurdle and (iii) the funds against which the Fund will compete from a fee perspective.

The Directors recognized that the Adviser’s total compensation from the Fund pursuant to the Amended Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Amended Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the

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Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to the Fund’s operations under the current fee structure, the Directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the Directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap, which had been set at a lower level since the management fee reduction that took effect on January 1, 2017. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. Based on their review, the Directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed implementation of a fulcrum fee, the Directors considered the proposed total expense ratios of the Advisor Class shares of the Fund (the Fund’s outstanding Class A, Class C, Class R, Class I and Class Z shares will be converted to Advisor Class shares if stockholders approve the Adviser’s proposals) in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s proposed expense cap for the “other expenses” of the Fund (expenses excluding the advisory fee, Rule 12b-1 fees, and certain other expenses typically excluded from the Adviser’s expense caps) for the period ending December 31, 2019. The Directors noted that it was likely that the expense ratios of some of the

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other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s proposed expense ratios were acceptable.

Economies of Scale

The Directors noted that the proposed management fee schedule for the Fund, unlike the current management fee schedule, does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board Meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 107

NOTES

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AB FLEXFEE HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFHY-0152-0418

APR    04.30.18

SEMI-ANNUAL REPORT

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

SEMI-ANNUAL REPORT

June 14, 2018

This report provides management’s discussion of fund performance for AB Income Fund for the semi-annual reporting period ended April 30, 2018.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB INCOME FUND
Class A Shares	-1.64%	-0.11%
Class C Shares	-2.00%	-0.86%
Advisor Class Shares[1]	-1.64%	0.02%
Bloomberg Barclays US Aggregate Bond Index	-1.87%	-0.32%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2018.

During the six-month period, all share classes except Class C shares outperformed the benchmark, before sales charges. Sector positioning contributed to relative performance because of out-of-benchmark exposures to agency risk-sharing transactions and high-yield corporates. Security decisions further added to returns, primarily due to selection within commercial mortgage-backed securities (“CMBS”). As a result of the Fund’s exposure to Brazil, country allocation was also positive. As rates rose during the period, the Fund’s shorter-than-benchmark duration contributed to performance; however, yield-curve positioning detracted, particularly an overweight to intermediate maturities, where rates rose the most. Currency selection was also negative, mostly because of short positions in the Japanese yen and Turkish lira.

During the 12-month period, all share classes except Class C outperformed the benchmark, before sales charges. Security selection contributed to returns, primarily from selections within high-yield corporates, asset-backed securities and CMBS. Sector allocation also contributed, the

2 | AB INCOME FUND	abfunds.com

result of beneficial out-of-benchmark exposures to agency risk-sharing transactions, non-agency mortgages and high-yield corporates. An underweight position in investment-grade corporates detracted from returns, as did an overweight in treasuries. Although the Fund’s shorter-than-benchmark duration benefited performance as rates rose, overall yield-curve positioning detracted, particularly an overweight along the intermediate portion of the curve, where rates rose the most. Neither currency nor country allocation had a significant impact on overall returns in the period.

During both periods, the Fund utilized derivatives in the form of futures to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Written swaptions were used as hedging tools against other active equity-like risks in the Fund as well as to take active risk through high-yield exposure. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk. Interest rate swaps were used to hedge duration risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha to the Fund by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets were volatile during the six-month period. Emerging-market debt had mixed returns, with some segments of the market helped by increasing oil prices and an improving global growth story, while the rise in global rates weighed on others. Investment-grade credit and high-yield markets fell in the period, trailing the positive returns of emerging-market local-currency government bonds and developed-market treasuries. US, Canadian, Australian and German treasury yields rose, while the UK and Japanese curves flattened and treasury yields in other developed markets moved in different directions. The passage of US tax reform buoyed market sentiment, while in Europe, despite some formal progress on Brexit, investor anxiety increased around a bifurcated outlook for the negotiation process. The US Federal Reserve (the “Fed”) raised interest rates twice in the period, and began to formally reduce its balance sheet, as universally anticipated by markets. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018, and further if necessary. At the end of the period, a severe spike in volatility shook a broad swath of capital markets. US Treasury yields rose dramatically, driven by higher inflation forecasts

abfunds.com	AB INCOME FUND | 3

and expectations for continued rate increases from the Fed. Additionally, President Trump’s announcement of tariffs on Chinese imports weighed on capital markets worldwide, as investors feared the possible onset of a global trade war.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income

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(continued on next page)

securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			3.65%
1 Year	-0.11%	-4.34%
Since Inception[2]	3.25%	1.09%
CLASS C SHARES			3.06%
1 Year	-0.86%	-1.81%
Since Inception[2]	2.53%	2.53%
ADVISOR CLASS SHARES[3]			4.07%
1 Year	0.02%	0.02%
5 Years	2.68%	2.68%
10 Years	5.99%	5.99%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.87% and 0.90% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019. Any fees waived and expense borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2018.

2	Inception date: 4/21/2016.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.27%
Since Inception[1]	1.37%
CLASS C SHARES
1 Year	0.25%
Since Inception[1]	2.91%
ADVISOR CLASS SHARES[2]
1 Year	2.38%
5 Years	3.28%
10 Years	6.11%

1	Inception date: 4/21/2016.

2	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$983.60	$5.02	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class C
Actual	$1,000	$980.00	$8.69	1.77%
Hypothetical**	$1,000	$1,016.02	$8.85	1.77%
Advisor Class
Actual	$1,000	$983.60	$3.79	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,679.9

1	All data are as of April 30, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Bank Loans, Common Stocks, Governments–Sovereign Agencies, Governments–Sovereign Bonds, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY (continued)

April 30, 2018 (unaudited)

1	All data are as of April 30, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Angola, Bahamas, Bahrain, Belarus, Chile, Colombia, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Germany, Guatemala, Honduras, Hong Kong, India, Ireland, Israel, Ivory Coast, Jamaica, Jersey (Channel Islands), Kazakhstan, Kenya, Lebanon, Luxembourg, Malaysia, Mexico, Nigeria, Norway, Peru, Qatar, Russia, Senegal, South Africa, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Uruguay and Zambia.

14 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2018 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 62.9%
Australia – 1.1%
Australia Government Bond Series 124 5.75%, 5/15/21(a)	AUD	36,630	$30,458,126

Canada – 1.1%
Canadian Government Bond 1.00%, 6/01/27	CAD	41,800	29,143,613

Indonesia – 0.6%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	107,698,000	8,472,799
Series FR59 7.00%, 5/15/27		101,195,000	7,319,135

			15,791,934

Malaysia – 0.5%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	26,000	6,797,269
Series 414 3.654%, 10/31/19		15,620	3,981,935
Series 515 3.759%, 3/15/19		12,880	3,289,063

			14,068,267

Russia – 0.4%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	670,156	10,891,758

United States – 59.1%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	15,356	15,459,173
6.125%, 11/15/27		12,091	15,295,115
6.25%, 5/15/30(b)		119,000	158,548,906
6.375%, 8/15/27(c)		86,284	110,443,520
6.50%, 11/15/26		12,276	15,592,438
7.125%, 2/15/23(b)		68,907	82,300,798
8.00%, 11/15/21(b)(c)		122,400	144,240,750
8.125%, 5/15/21		58,280	67,568,375
8.125%, 8/15/21(b)		44,158	51,733,857
8.75%, 8/15/20		19,350	22,004,578
U.S. Treasury Notes 1.125%, 9/30/21		17,500	16,608,594
1.375%, 5/31/20-4/30/21		111,500	107,675,723

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

1.375%, 5/31/21(c)	U.S.$	158,200	$152,242,781
1.50%, 8/15/20-3/31/23		48,221	45,704,568
1.75%, 12/31/20		54,190	53,012,865
1.75%, 5/15/22-5/31/22(b)		198,514	191,058,394
1.875%, 4/30/22		50,000	48,375,000
2.00%, 10/31/21(b)		52,292	51,083,138
2.00%, 6/30/24-11/15/26		46,561	43,808,379
2.125%, 8/31/20(b)(c)		40,000	39,612,401
2.25%, 2/15/27-11/15/27		29,000	27,415,156
2.375%, 12/31/20		10,056	9,999,435
2.50%, 5/15/24		12,670	12,414,620
3.125%, 5/15/21(b)(c)		57,725	58,518,719
3.50%, 5/15/20(b)(c)		5,011	5,107,305
3.625%, 2/15/21(b)(c)(d)		36,605	37,600,199

			1,583,424,787

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	37,222	1,240,297
9.875%, 6/20/22(a)		20,752	755,103

			1,995,400

Total Governments – Treasuries (cost $1,719,381,132)			1,685,773,885

CORPORATES – NON-INVESTMENT GRADE – 18.8%
Industrial – 14.0%
Basic – 2.0%
ArcelorMittal 7.00%, 3/01/41	U.S.$	1,000	1,151,920
7.25%, 10/15/39		1,846	2,185,535
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		1,728	1,741,686
CF Industries, Inc. 4.95%, 6/01/43		492	411,971
5.375%, 3/15/44		371	325,319
Constellium NV 4.25%, 2/15/26(a)	EUR	2,060	2,520,691
5.75%, 5/15/24(a)	U.S.$	3,680	3,623,770
ERP Iron Ore, LLC 9.039%, 12/31/19(e)(f)(g)(h)(i)		166	165,778
Freeport-McMoRan, Inc. 5.45%, 3/15/43		1,908	1,728,896
6.875%, 2/15/23		2,558	2,749,569
INEOS Group Holdings SA 5.375%, 8/01/24(a)	EUR	4,050	5,166,618

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	U.S.$	2,275	$2,519,676
Kronos International, Inc. 3.75%, 9/15/25(a)	EUR	7,595	9,330,849
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(j)(k)(l)	U.S.$	1,407	14
Multi-Color Corp. 4.875%, 11/01/25(a)		1,207	1,128,883
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(a)		1,223	1,218,389
OCI NV 6.625%, 4/15/23(a)		2,100	2,147,250
Peabody Energy Corp. 6.00%, 3/31/22(a)		2,305	2,367,558
Plastipak Holdings, Inc. 6.25%, 10/15/25(a)		987	959,394
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		2,554	2,566,285
Sealed Air Corp. 6.875%, 7/15/33(a)		2,246	2,504,200
SPCM SA 4.875%, 9/15/25(a)		913	885,071
Steel Dynamics, Inc. 4.125%, 9/15/25		1,820	1,736,972
Teck Resources Ltd. 6.25%, 7/15/41		786	834,315
United States Steel Corp. 6.25%, 3/15/26		715	709,351
6.875%, 8/15/25		915	932,861
Valvoline, Inc. 4.375%, 8/15/25		1,237	1,195,907
5.50%, 7/15/24		381	390,628

			53,199,356

Capital Goods – 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.75%, 3/15/24(a)	EUR	5,143	6,297,324
BBA US Holdings, Inc. 5.375%, 5/01/26(a)	U.S.$	672	674,856
Bombardier, Inc. 5.75%, 3/15/22(a)		3,124	3,136,027
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		1,066	1,107,084

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crown European Holdings SA 2.875%, 2/01/26(a)	EUR	1,075	$1,281,942
Jeld-Wen, Inc. 4.625%, 12/15/25(a)	U.S.$	275	264,462
OI European Group BV 3.125%, 11/15/24(a)	EUR	3,140	3,881,958
TransDigm, Inc. 6.375%, 6/15/26	U.S.$	847	851,235
6.50%, 7/15/24		1,989	2,024,882

			19,519,770

Communications - Media – 1.2%
Altice Financing SA 7.50%, 5/15/26(a)		2,600	2,562,118
Altice France SA/France 6.25%, 5/15/24(a)		766	729,822
7.375%, 5/01/26(a)		1,500	1,455,090
Altice Luxembourg SA 7.75%, 5/15/22(a)		2,047	1,959,511
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.50%, 4/01/28(a)		1,631	1,653,328
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		2,266	2,315,535
CSC Holdings LLC 5.375%, 2/01/28(a)		743	695,381
6.625%, 10/15/25(a)		268	276,099
10.875%, 10/15/25(a)		709	831,409
DISH DBS Corp. 7.75%, 7/01/26		4,125	3,758,700
iHeartCommunications, Inc. 9.00%, 12/15/19(j)(k)		1,347	1,077,614
Meredith Corp. 6.875%, 2/01/26(a)		798	807,839
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(a)		1,031	998,637
TEGNA, Inc. 6.375%, 10/15/23		1,495	1,545,441
Townsquare Media, Inc. 6.50%, 4/01/23(a)		303	283,275
Virgin Media Finance PLC 5.25%, 2/15/22		2,246	2,129,253
6.00%, 10/15/24(a)		503	495,968
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(a)	GBP	3,770	5,146,611

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ziggo Bond Finance BV 6.00%, 1/15/27(a)	U.S.$	3,000	$2,801,550

			31,523,181

Communications - Telecommunications – 0.5%
C&W Senior Financing DAC 6.875%, 9/15/27(a)		1,247	1,243,733
Embarq Corp. 7.995%, 6/01/36		2,592	2,467,895
Frontier Communications Corp. 7.125%, 1/15/23		448	320,257
8.75%, 4/15/22		919	766,979
Hughes Satellite Systems Corp. 6.625%, 8/01/26		810	813,750
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,625	1,585,935
9.50%, 9/30/22(a)		700	802,508
Qwest Corp. 6.875%, 9/15/33		1,275	1,206,482
Sprint Capital Corp. 6.875%, 11/15/28		890	907,382
Wind Tre SpA 5.00%, 1/20/26(a)		3,845	3,215,958
Windstream Services LLC/Windstream Finance Corp. 8.75%, 12/15/24(a)		1,246	743,052

			14,073,931

Consumer Cyclical - Automotive – 0.4%
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		1,714	1,859,913
Exide Technologies 7.00%, 4/30/25(e)(h)(l)(m)		2,877	1,812,539
11.00%, 4/30/22(e)(h)(l)		3,211	2,874,204
IHO Verwaltungs GmbH 3.75%, 9/15/26(a)(h)	EUR	3,060	3,880,387

			10,427,043

Consumer Cyclical - Entertainment – 0.5%
CPUK Finance Ltd. 4.875%, 8/28/25(a)	GBP	7,385	10,265,137
VOC Escrow Ltd. 5.00%, 2/15/28(a)	U.S.$	2,511	2,429,267

			12,694,404

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.7%
Beazer Homes USA, Inc. 5.875%, 10/15/27	U.S.$	1,121	$1,025,928
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(a)(b)	EUR	501	579,646
6.875%, 8/01/22(a)(b)		3,295	3,958,668
Hilton Domestic Operating Co., Inc. 5.125%, 5/01/26(a)	U.S.$	1,330	1,328,098
James Hardie International Finance DAC 4.75%, 1/15/25(a)		672	655,240
5.00%, 1/15/28(a)		607	589,348
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)		3,649	3,918,442
10.50%, 7/15/24(a)		649	662,889
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(a)		1,901	1,912,007
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		688	659,627
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(a)		1,008	1,033,462
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		1,335	1,347,843

			17,671,198

Consumer Cyclical - Restaurants – 0.3%
IRB Holding Corp. 6.75%, 2/15/26(a)		1,031	1,000,018
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(a)	GBP	4,556	6,232,916

			7,232,934

Consumer Cyclical - Retailers – 0.3%
FirstCash, Inc. 5.375%, 6/01/24(a)	U.S.$	271	275,103
L Brands, Inc. 5.25%, 2/01/28		1,058	994,224
6.875%, 11/01/35		2,540	2,409,545
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)		852	575,143
Penske Automotive Group, Inc. 5.75%, 10/01/22		1,350	1,383,831

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PetSmart, Inc. 7.125%, 3/15/23(a)	U.S.$	1,842	$1,072,081
PVH Corp. 3.125%, 12/15/27(a)	EUR	1,075	1,291,263

			8,001,190

Consumer Non-Cyclical – 1.1%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)	U.S.$	1,414	1,353,537
Aveta, Inc. 7.00%, 4/01/19(e)(f)(j)(l)		1,985	– 0	–
10.50%, 3/01/21(e)(f)(j)(l)		720	– 0	–
BI-LO LLC/BI-LO Finance Corp. 8.625%, 9/15/18(e)(j)(k)(l)		855	503,123
Charles River Laboratories International, Inc. 5.50%, 4/01/26(a)		605	615,358
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		1,666	908,520
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		1,521	1,108,855
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(a)		1,170	847,841
Grifols SA 3.20%, 5/01/25(a)	EUR	5,083	6,193,350
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)	U.S.$	1,966	1,970,777
HCA, Inc. 4.50%, 2/15/27		313	299,651
5.25%, 6/15/26		548	550,488
LifePoint Health, Inc. 5.50%, 12/01/21		2,210	2,228,542
5.875%, 12/01/23		1,385	1,370,693
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		1,190	896,070
5.625%, 10/15/23(a)		118	92,632
5.75%, 8/01/22(a)		1,334	1,115,251
Spectrum Brands, Inc. 5.75%, 7/15/25		1,755	1,755,123
Sunshine Mid BV 6.50%, 5/15/26(a)	EUR	2,077	2,533,743
Tenet Healthcare Corp. 8.125%, 4/01/22	U.S.$	1,359	1,415,806
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)	EUR	1,800	1,978,048
6.125%, 4/15/25(a)	U.S.$	892	803,023

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vizient, Inc. 10.375%, 3/01/24(a)	U.S.$	1,355	$1,499,849

			30,040,280

Energy – 3.5%
Antero Resources Corp. 5.125%, 12/01/22		2,148	2,162,778
Berry Petroleum Co. LLC 6.375%, 9/15/22(e)(f)(g)(j)		1,904	– 0	–
7.00%, 2/15/26(a)		1,360	1,391,498
Bristow Group, Inc. 8.75%, 3/01/23(a)		2,400	2,462,760
California Resources Corp. 8.00%, 12/15/22(a)		2,860	2,459,057
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		2,570	2,633,685
Cheniere Energy Partners LP 5.25%, 10/01/25(a)		1,669	1,630,563
Cheniere Energy, Inc. 4.875%, 5/28/21(a)(e)(h)(m)		1,697	1,729,028
Chesapeake Energy Corp. 6.125%, 2/15/21		2,645	2,674,598
Denbury Resources, Inc. 9.25%, 3/31/22(a)		871	908,793
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25(b)		2,642	2,712,515
Ensco PLC 4.50%, 10/01/24		2,880	2,342,390
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		520	354,520
9.375%, 5/01/20		809	767,943
9.375%, 5/01/24(a)		1,618	1,237,705
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 5/15/26		2,466	2,353,402
6.50%, 10/01/25		237	232,217
Gulfport Energy Corp. 6.00%, 10/15/24		280	266,862
6.375%, 5/15/25-1/15/26		2,994	2,871,834
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		3,639	3,674,517
HighPoint Operating Corp. 7.00%, 10/15/22		807	818,556
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		2,570	2,464,733

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 4.625%, 9/15/21	U.S.$	2,220	$2,169,118
5.00%, 9/15/20		635	640,143
5.50%, 1/15/23		845	829,959
Noble Holding International Ltd. 7.75%, 1/15/24		3,592	3,367,500
Oasis Petroleum, Inc. 6.875%, 3/15/22		2,000	2,055,000
Parkland Fuel Corp. 6.00%, 4/01/26(a)		2,841	2,859,126
PDC Energy, Inc. 5.75%, 5/15/26(a)		2,650	2,669,557
Precision Drilling Corp. 7.125%, 1/15/26(a)		1,545	1,561,238
QEP Resources, Inc. 5.25%, 5/01/23		746	727,201
5.625%, 3/01/26		2,942	2,834,882
Range Resources Corp. 4.875%, 5/15/25		2,293	2,125,359
5.00%, 8/15/22-3/15/23		1,377	1,332,521
Rowan Cos., Inc. 5.40%, 12/01/42		436	312,019
7.375%, 6/15/25		2,390	2,312,851
Sanchez Energy Corp. 6.125%, 1/15/23		2,641	1,908,228
7.25%, 2/15/23(a)		1,876	1,895,173
SandRidge Energy, Inc. 7.50%, 2/15/23(e)(f)(g)(j)		1,259	– 0	–
SemGroup Corp. 6.375%, 3/15/25		2,261	2,156,203
7.25%, 3/15/26		882	873,506
SM Energy Co. 5.625%, 6/01/25(b)		1,470	1,420,975
6.50%, 11/15/21-1/01/23		1,759	1,781,184
SRC Energy, Inc. 6.25%, 12/01/25(a)		1,330	1,348,514
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26(a)		1,724	1,673,039
5.875%, 3/15/28(a)		1,319	1,281,158
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.875%, 4/15/26(a)		2,627	2,607,928
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		680	731,462
Transocean, Inc. 7.50%, 1/15/26(a)		1,061	1,076,544
9.00%, 7/15/23(a)		2,375	2,563,195

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vantage Drilling International 7.125%, 4/01/23(e)(f)(g)(j)	U.S.$	3,068	$	– 0	–
10.00%, 12/31/20(e)(g)		91		89,180
10.00%, 12/31/20(e)(l)		77		75,460
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		2,108		1,984,387
Weatherford International LLC 9.875%, 3/01/25(a)		756		719,840
Weatherford International Ltd. 5.875%, 7/01/21(m)		338		321,182
7.75%, 6/15/21		650		643,539
9.875%, 2/15/24		1,189		1,141,773
Whiting Petroleum Corp. 5.75%, 3/15/21		749		766,601
6.25%, 4/01/23		732		752,825
6.625%, 1/15/26(a)		1,543		1,587,253
WPX Energy, Inc. 8.25%, 8/01/23		250		284,215

				93,629,792

Other Industrial – 0.6%
Algeco Global Finance PLC 8.00%, 2/15/23(a)		2,258		2,304,966
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		3,259		1,741,936
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		1,100		1,096,777
Laureate Education, Inc. 8.25%, 5/01/25(a)		2,096		2,260,683
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	7,006		9,990,452

				17,394,814

Services – 0.8%
APX Group, Inc. 8.75%, 12/01/20	U.S.$	3,066		3,020,623
Arena Luxembourg Finance SARL 2.875%, 11/01/24(a)	EUR	3,743		4,616,594
Carlson Travel, Inc. 6.75%, 12/15/23(a)	U.S.$	1,312		1,286,010
GEO Group, Inc. (The) 5.875%, 1/15/22		760		779,965
La Financiere Atalian SAS 4.00%, 5/15/24(a)	EUR	5,000		5,867,002
Monitronics International, Inc.(b) 9.125%, 4/01/20	U.S.$	1,835		1,300,189

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)	U.S.$	2,259	$2,423,839
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		983	992,997
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(b)		692	604,462

			20,891,681

Technology – 0.5%
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		1,400	1,398,908
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(a)		2,212	2,615,624
Dell, Inc. 6.50%, 4/15/38		1,325	1,306,768
First Data Corp. 5.375%, 8/15/23(a)		1,550	1,576,303
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125%, 5/01/21(a)(h)		2,340	2,363,166
IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	1,060	1,299,858
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)	U.S.$	2,130	2,370,818
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		1,045	1,017,809

			13,949,254

Transportation - Services – 0.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		955	914,221
5.50%, 4/01/23		1,300	1,287,390
Europcar Groupe SA 4.125%, 11/15/24(a)	EUR	1,936	2,329,216
Heathrow Finance PLC 3.875%, 3/01/27(a)	GBP	3,945	5,217,203
Hertz Corp. (The) 5.50%, 10/15/24(a)(b)	U.S.$	1,478	1,240,116
5.875%, 10/15/20		490	485,095
Hertz Holdings Netherlands BV 5.50%, 3/30/23(a)	EUR	2,888	3,509,345
Loxam SAS 6.00%, 4/15/25(a)(b)		4,855	6,354,148
XPO CNW, Inc. 6.70%, 5/01/34	U.S.$	2,134	2,215,135

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

XPO Logistics, Inc. 6.125%, 9/01/23(a)	U.S.$	845	$876,012

			24,427,881

			374,676,709

Financial Institutions – 4.2%
Banking – 2.8%
ABN AMRO Bank NV 5.75%, 9/22/20(a)(n)	EUR	3,200	4,213,151
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(n)		6,600	8,706,282
8.875%, 4/14/21(a)(n)		1,600	2,270,287
Banco Santander SA 6.25%, 9/11/21(a)(n)		2,900	3,875,602
6.75%, 4/25/22(a)(n)		600	821,730
Bank of America Corp. Series Z 6.50%, 10/23/24(n)	U.S.$	13	13,780
Series DD 6.30%, 3/10/26(n)		2,485	2,638,797
Series FF 5.875%, 3/15/28(n)		104	103,786
Barclays Bank PLC 6.86%, 6/15/32(a)(n)		656	754,964
Barclays PLC 7.25%, 3/15/23(a)(n)	GBP	1,350	2,011,874
8.00%, 12/15/20(n)	EUR	2,000	2,778,494
CIT Group, Inc. 6.125%, 3/09/28	U.S.$	1,451	1,503,570
Citigroup, Inc. 5.95%, 1/30/23(n)		2,055	2,095,134
Credit Agricole SA 6.50%, 6/23/21(a)(n)	EUR	4,806	6,536,618
8.125%, 12/23/25(a)(n)	U.S.$	2,233	2,536,197
Credit Suisse Group AG 6.25%, 12/18/24(a)(n)		640	655,383
7.50%, 12/11/23(a)(n)		1,428	1,549,623
ING Groep NV 6.50%, 4/16/25(n)		6,341	6,540,805
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		799	781,582
7.75%, 1/11/27(a)(n)	EUR	1,091	1,617,220
Series E 3.928%, 9/15/26(a)		134	175,359
Lloyds Banking Group PLC 7.50%, 6/27/24(n)	U.S.$	1,108	1,196,418

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd./London 6.125%, 3/08/27(a)(n)	U.S.$	200	$193,110
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 6/30/18(a)(i)(n)	EUR	150	180,078
Series U 4.622% (LIBOR 3 Month + 2.32%), 9/30/27(i)(n)	U.S.$	2,900	2,922,185
Societe Generale SA 8.00%, 9/29/25(a)(n)		2,015	2,234,494
Series E 8.25%, 11/29/18(a)(n)		1,824	1,873,212
Standard Chartered PLC 3.869% (LIBOR 3 Month + 1.51%), 1/30/27(a)(i)(n)		300	282,993
7.50%, 4/02/22(a)(n)		1,278	1,349,887
7.75%, 4/02/23(a)(n)		265	282,596
SunTrust Banks, Inc. Series G 5.05%, 6/15/22(n)		838	827,961
Series H 5.125%, 12/15/27(n)		1,950	1,869,114
UBS Group AG 7.125%, 8/10/21(a)(n)		1,863	1,974,519
UniCredit SpA 4.375%, 1/03/27(a)	EUR	2,970	3,901,651
9.25%, 6/03/22(a)(n)		2,700	3,901,146

			75,169,602

Finance – 0.4%
Compass Diversified Holdings/Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)	U.S.$	3,085	3,061,739
Enova International, Inc. 8.50%, 9/01/24(a)		3,178	3,376,117
goeasy Ltd. 7.875%, 11/01/22(a)		844	897,408
Navient Corp. 6.50%, 6/15/22		2,067	2,124,235
8.00%, 3/25/20		422	449,430

			9,908,929

Insurance – 0.2%
ASR Nederland NV 4.625%, 10/19/27(a)(n)	EUR	1,040	1,296,721
Polaris Intermediate Corp. 8.50%, 12/01/22(a)(h)	U.S.$	2,692	2,731,062

			4,027,783

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.8%
Creditcorp 12.00%, 7/15/18(l)	U.S.$	1,199	$1,103,080
Intrum Justitia AB 2.75%, 7/15/22(a)(b)	EUR	5,160	6,176,753
3.125%, 7/15/24(a)(b)		2,730	3,236,318
LHC3 PLC 4.125%, 8/15/24(a)(h)		6,134	7,489,342
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, 12/15/22(a)	U.S.$	424	434,439
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		2,353	2,336,482
Travelport Corporate Finance PLC 6.00%, 3/15/26(a)		1,479	1,512,248

			22,288,662

REITS – 0.0%
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		339	321,250

			111,716,226

Utility – 0.6%
Electric – 0.5%
AES Corp./VA 4.00%, 3/15/21		2,621	2,636,778
Calpine Corp. 5.375%, 1/15/23		662	635,679
5.50%, 2/01/24		1,270	1,164,793
5.75%, 1/15/25		1,160	1,064,138
5.875%, 1/15/24(a)		929	935,642
NRG Energy, Inc. 6.625%, 1/15/27		1,801	1,852,869
Talen Energy Supply LLC 4.60%, 12/15/21		1,920	1,632,518
6.50%, 6/01/25		540	394,114
10.50%, 1/15/26(a)		2,836	2,477,643
Vistra Energy Corp. 7.375%, 11/01/22		2,179	2,295,729

			15,089,903

Natural Gas – 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		2,090	2,088,997

			17,178,900

Total Corporates – Non-Investment Grade (cost $512,812,529)			503,571,835

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.2%
Risk Share Floating Rate – 6.5%
Bellemeade Re Ltd. Series 2017-1, Class M1 3.597% (LIBOR 1 Month + 1.70%), 10/25/27(a)(i)	U.S.$	4,437	$4,442,333
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.047% (LIBOR 1 Month + 7.15%), 7/25/23(i)		3,250	3,952,296
Series 2013-DN2, Class M2 6.147% (LIBOR 1 Month + 4.25%), 11/25/23(i)		5,508	6,113,762
Series 2014-DN1, Class M3 6.397% (LIBOR 1 Month + 4.50%), 2/25/24(i)		4,455	5,183,253
Series 2014-DN2, Class M3 5.497% (LIBOR 1 Month + 3.60%), 4/25/24(i)		4,170	4,665,152
Series 2014-DN3, Class M3 5.897% (LIBOR 1 Month + 4.00%), 8/25/24(i)		4,449	4,874,492
Series 2014-DN4, Class M3 6.447% (LIBOR 1 Month + 4.55%), 10/25/24(i)		582	648,617
Series 2014-HQ2, Class M3 5.647% (LIBOR 1 Month + 3.75%), 9/25/24(i)		1,010	1,162,225
Series 2015-DN1, Class B 13.397% (LIBOR 1 Month + 11.50%), 1/25/25(i)		2,613	3,773,170
Series 2015-DNA2, Class B 9.447% (LIBOR 1 Month + 7.55%), 12/25/27(i)		1,495	1,852,321
Series 2015-DNA2, Class M2 4.497% (LIBOR 1 Month + 2.60%), 12/25/27(i)		2,269	2,310,554
Series 2015-HQA1, Class B 10.697% (LIBOR 1 Month + 8.80%), 3/25/28(i)		1,586	1,941,487
Series 2016-DNA2, Class M3 6.547% (LIBOR 1 Month + 4.65%), 10/25/28(i)		6,600	7,562,470

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA4, Class M3 5.697% (LIBOR 1 Month + 3.80%), 3/25/29(i)	U.S.$	600	$673,233
Series 2017-DNA2, Class B1 7.047% (LIBOR 1 Month + 5.15%), 10/25/29(i)		3,650	4,110,450
Series 2017-DNA2, Class M2 5.347% (LIBOR 1 Month + 3.45%), 10/25/29(i)		1,168	1,278,773
Series 2017-DNA3, Class B1 6.347% (LIBOR 1 Month + 4.45%), 3/25/30(i)		4,550	4,921,473
Series 2017-HQA1, Class B1 6.897% (LIBOR 1 Month + 5.00%), 8/25/29(i)		3,755	4,089,604
Series 2017-HQA3, Class M2 4.247% (LIBOR 1 Month + 2.35%), 4/25/30(i)		8,684	8,897,014
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.297% (LIBOR 1 Month + 4.40%), 1/25/24(i)		11,046	12,580,874
Series 2014-C02, Class 1M2 4.497% (LIBOR 1 Month + 2.60%), 5/25/24(i)		3,976	4,227,285
Series 2014-C03, Class 1M2 4.897% (LIBOR 1 Month + 3.00%), 7/25/24(i)		13,144	14,055,438
Series 2014-C04, Class 1M2 6.797% (LIBOR 1 Month + 4.90%), 11/25/24(i)		9,296	10,624,242
Series 2014-C04, Class 2M2 6.897% (LIBOR 1 Month + 5.00%), 11/25/24(i)		1,873	2,103,005
Series 2015-C01, Class 1M2 6.197% (LIBOR 1 Month + 4.30%), 2/25/25(i)		3,588	3,950,497
Series 2015-C02, Class 1M2 5.897% (LIBOR 1 Month + 4.00%), 5/25/25(i)		5,641	6,193,561
Series 2015-C02, Class 2M2 5.897% (LIBOR 1 Month + 4.00%), 5/25/25(i)		2,397	2,584,369
Series 2015-C03, Class 1M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(i)		4,932	5,626,917

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(i)	U.S.$	2,221	$2,474,778
Series 2015-C04, Class 1M2 7.597% (LIBOR 1 Month + 5.70%), 4/25/28(i)		2,551	2,968,581
Series 2015-C04, Class 2M2 7.447% (LIBOR 1 Month + 5.55%), 4/25/28(i)		3,978	4,481,844
Series 2016-C01, Class 2M2 8.847% (LIBOR 1 Month + 6.95%), 8/25/28(i)		1,966	2,348,443
Series 2016-C02, Class 1M2 7.897% (LIBOR 1 Month + 6.00%), 9/25/28(i)		465	557,013
Series 2016-C04, Class 1M2 6.147% (LIBOR 1 Month + 4.25%), 1/25/29(i)		666	758,996
Series 2016-C05, Class 2B 12.647% (LIBOR 1 Month + 10.75%), 1/25/29(i)		2,748	3,617,183
Series 2016-C05, Class 2M2 6.347% (LIBOR 1 Month + 4.45%), 1/25/29(i)		6,961	7,807,220
Series 2016-C07, Class 2B 11.397% (LIBOR 1 Month + 9.50%), 5/25/29(i)		1,192	1,484,582
Series 2017-C01, Class 1B1 7.647% (LIBOR 1 Month + 5.75%), 7/25/29(i)		4,300	5,053,495
Series 2017-C02, Class 2M2 5.547% (LIBOR 1 Month + 3.65%), 9/25/29(i)		709	776,703
Series 2017-C07, Class 2M2 4.397% (LIBOR 1 Month + 2.50%), 5/25/30(i)		2,842	2,918,732
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.147% (LIBOR 1 Month + 4.25%), 11/25/24(i)(l)		1,589	1,730,109
Series 2015-CH1, Class M2 7.397% (LIBOR 1 Month + 5.50%), 10/25/25(a)(i)		2,224	2,484,996
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.147% (LIBOR 1 Month + 5.25%), 11/25/25(i)(l)		919	1,034,613

			174,896,155

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36	U.S.$	1,520	$1,315,492
Series 2007-13, Class A2 6.00%, 6/25/47		2,006	1,722,510
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		1,219	980,443
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.802%, 3/25/37		325	316,379
Series 2010-3, Class 2A2 6.00%, 8/25/37(a)		585	498,470
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		28	23,651
Series 2007-3, Class A30 5.75%, 4/25/37		930	770,640
Series 2007-HY4, Class 1A1 3.48%, 9/25/47		486	454,933
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		176	141,513
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		607	498,066
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		2	1,609
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(a)		1,639	1,380,889
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.716%, 12/28/37		2,180	2,116,107

			10,220,702

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Series 4774, Class BS 4.303% (6.20% – LIBOR 1 Month), 2/15/48(i)(o)		16,949	2,941,842

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4774, Class SL 4.303% (6.20% – LIBOR 1 Month), 4/15/48(i)(o)	U.S.$	22,631	$3,847,343

			6,789,185

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(p)		7,444	672,755

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.147% (LIBOR 1 Month + 0.25%), 4/25/37(i)		566	313,933
Lehman XS Trust Series 2007-10H, Class 2AIO 5.117% (7.00% – LIBOR 1 Month), 7/25/37(i)(o)		635	92,784

			406,717

Total Collateralized Mortgage Obligations (cost $183,705,866)			192,985,514

EMERGING MARKETS – TREASURIES – 4.0%
Argentina – 1.0%
Argentina POM Politica Monetaria Series POM 27.935% (ARPP7DRR), 6/21/20(i)	ARS	309,074	15,688,419
Argentine Bonos del Tesoro 15.50%, 10/17/26		48,330	2,187,500
16.00%, 10/17/23		75,139	3,359,868
18.20%, 10/03/21		103,390	4,802,035
21.20%, 9/19/18		35,317	1,663,866

			27,701,688

Brazil – 1.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/25-1/01/27	BRL	128,850	37,720,167

Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 2/04/22(a)	DOP	149,900	3,864,070

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nigeria – 0.1%
Nigeria Government Bond Series 5YR 14.50%, 7/15/21	NGN	695,000	$2,015,074

South Africa – 0.3%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	110,304	8,887,410

Sri Lanka – 0.3%
Sri Lanka Government Bonds 10.25%, 3/15/25	LKR	444,000	2,813,666
Series A 11.50%, 5/15/23		644,000	4,291,106

			7,104,772

Turkey – 0.8%
Turkey Government Bond 10.60%, 2/11/26	TRY	23,586	5,306,984
11.00%, 2/24/27		66,948	15,352,239

			20,659,223

Total Emerging Markets – Treasuries (cost $123,563,624)			107,952,404

CORPORATES – INVESTMENT GRADE – 3.8%
Financial Institutions – 2.8%
Banking – 1.0%
BNP Paribas SA 7.375%, 8/19/25(a)(n)	U.S.$	418	456,878
7.625%, 3/30/21(a)(n)		810	870,661
Cooperatieve Rabobank UA 6.625%, 6/29/21(a)(n)	EUR	1,000	1,379,683
11.00%, 6/30/19(a)(n)	U.S.$	1,061	1,151,821
Danske Bank A/S 5.875%, 4/06/22(a)(n)	EUR	3,302	4,458,776
HSBC Holdings PLC 4.75%, 7/04/29(a)(n)		5,927	7,619,385
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(n)	U.S.$	2,998	3,246,984
Nordea Bank AB Series G 3.50%, 3/12/25(a)(n)	EUR	5,410	6,361,620

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	2,686	$2,625,968

			28,171,776

Insurance – 1.7%
ACE Capital Trust II 9.70%, 4/01/30		750	1,080,877
Aegon NV 5.50%, 4/11/48		1,870	1,859,304
AIG Life Holdings, Inc. 8.125%, 3/15/46(a)		509	676,970
Allianz SE 3.099%, 7/06/47(a)	EUR	1,000	1,281,348
American International Group, Inc. 8.175%, 5/15/58	U.S.$	2,525	3,305,048
Assicurazioni Generali SpA 5.50%, 10/27/47(a)	EUR	6,630	9,296,775
Aviva PLC 3.875%, 7/03/44(a)		990	1,306,098
CNP Assurances 4.50%, 6/10/47(a)		1,000	1,385,672
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26	U.S.$	5,000	6,045,950
Great-West Life & Annuity Insurance Capital LP II 4.388% (LIBOR 3 Month + 2.54%), 5/16/46(a)(i)		2,707	2,705,728
Groupama SA 6.00%, 1/23/27	EUR	3,100	4,600,385
Hartford Financial Services Group, Inc. (The) Series ICON 3.964% (LIBOR 3 Month + 2.13%), 2/12/47(a)(i)	U.S.$	3,275	3,160,997
MetLife, Inc. 6.40%, 12/15/36		2,033	2,216,743
Prudential Financial, Inc. 5.625%, 6/15/43		2,198	2,294,756
5.875%, 9/15/42		1,573	1,670,746
SCOR SE 3.00%, 6/08/46(a)	EUR	200	255,369
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	2,122	2,866,291

			46,009,057

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
Growthpoint Properties International Pty Ltd. 5.872%, 5/02/23(a)	U.S.$	1,525	$1,556,613

			75,737,446

Industrial – 0.9%
Basic – 0.3%
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,279,864
GTL Trade Finance, Inc. 7.25%, 4/16/44(a)		274	296,468
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(a)		2,711	2,843,297
Minsur SA 6.25%, 2/07/24(a)		285	301,387
Suzano Austria GmbH 5.75%, 7/14/26(a)		1,883	1,977,150

			6,698,166

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(n)		1,203	1,190,392

Communications - Media – 0.0%
Myriad International Holdings BV 5.50%, 7/21/25(a)		683	720,565

Communications - Telecommunications – 0.4%
Orange SA 4.00%, 10/01/21(a)(n)	EUR	4,891	6,489,270
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)	U.S.$	1,990	2,006,696
5.152%, 3/20/28(a)		1,990	2,016,885

			10,512,851

Energy – 0.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		591	616,679
Ecopetrol SA 5.875%, 9/18/23		604	642,650
Hess Corp. 7.30%, 8/15/31		1,598	1,893,598

			3,152,927

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
Xerox Corp. 3.625%, 3/15/23	U.S.$	697	$676,174

			22,951,075

Utility – 0.1%
Electric – 0.1%
ComEd Financing III 6.35%, 3/15/33		3,462	3,613,220

Total Corporates – Investment Grade (cost $98,238,524)			102,301,741

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 3.4%
Canada – 3.4%
Province of Alberta Canada 3.40%, 12/01/23	CAD	16,314	13,193,254
Province of British Columbia Canada Series T 9.00%, 8/23/24		11,254	11,931,983
Province of Manitoba Canada 7.75%, 12/22/25		15,924	16,434,853
Province of Ontario Canada 9.50%, 6/02/25		11,092	12,357,436
Province of Quebec Canada 8.50%, 4/01/26		19,724	21,424,416
Province of Saskatchewan Canada 3.20%, 6/03/24		19,693	15,756,241

Total Local Governments – Provincial Bonds (cost $92,354,620)			91,098,183

ASSET-BACKED SECURITIES – 2.6%
Autos - Fixed Rate – 1.5%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 9/20/24(a)	U.S.$	2,372	2,371,242
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		2,500	2,666,986
Series 2017-C, Class E 5.72%, 9/16/24(a)		1,400	1,415,215
Series 2018-B, Class E 5.61%, 12/16/24(a)		1,687	1,677,409

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CPS Auto Trust Series 2016-D, Class E 6.86%, 4/15/24(a)	U.S.$	3,000	$3,120,469
Series 2017-A, Class E 7.07%, 4/15/24(a)		3,500	3,670,969
Exeter Automobile Receivables Trust Series 2015-1A, Class D 5.83%, 12/15/21(a)		6,480	6,624,786
Series 2016-1A, Class D 8.20%, 2/15/23(a)		1,220	1,289,383
Series 2016-3A, Class D 6.40%, 7/17/23(a)		1,090	1,133,789
Series 2017-1A, Class D 6.20%, 11/15/23(a)		2,000	2,059,941
Series 2017-3A, Class D 5.28%, 10/15/24(a)		4,370	4,409,523
First Investors Auto Owner Trust Series 2017-1A, Class E 5.86%, 11/15/23(a)		450	456,446
Flagship Credit Auto Trust Series 2015-2, Class D 5.98%, 8/15/22(a)		1,750	1,783,709
Series 2016-2, Class D 8.56%, 11/15/23(a)		4,200	4,520,221
Series 2017-1, Class E 6.46%, 12/15/23(a)		1,000	1,031,246
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		1,446	1,444,386

			39,675,720

Other ABS - Fixed Rate – 1.1%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(e)(f)(g)(q)		1,269	1,269,345
Club Credit Trust Series 2017-P2, Class C 4.91%, 1/15/24(a)(e)		2,191	2,171,418
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 3/15/24(a)(e)		1,850	1,906,310
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(e)		4,650	4,629,587
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(e)(f)(l)		9,721	2,819,102

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-5, Class R Zero Coupon, 9/25/28(e)(l)	U.S.$	24	$718,830
Series 2017-1, Class B 4.73%, 1/26/26(a)(e)		2,205	2,262,194
Series 2017-2, Class R Zero Coupon, 2/25/26(e)(f)(j)(l)		13	732,780
Series 2017-3, Class R Zero Coupon, 5/25/26(e)(l)		10	991,926
Series 2017-4, Class R1 Zero Coupon, 5/26/26(e)(l)		19	1,905,910
Series 2017-5, Class R1 Zero Coupon, 9/25/26(e)(f)(l)		17	1,636,701
Series 2017-6, Class R1 Zero Coupon, 11/25/26(e)(f)(l)		25	2,865,145
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(a)(e)		37	3,677,430
Series 2018-2, Class C 4.25%, 4/26/27(a)(e)		1,400	1,391,413

			28,978,091

Total Asset-Backed Securities (cost $69,473,663)			68,653,811

EMERGING MARKETS – CORPORATE BONDS – 2.4%
Industrial – 1.9%
Basic – 0.3%
Consolidated Energy Finance SA 6.875%, 6/15/25(a)		787	817,874
Elementia SAB de CV 5.50%, 1/15/25(a)		1,039	1,023,415
First Quantum Minerals Ltd. 7.25%, 5/15/22(a)		910	916,825
7.50%, 4/01/25(a)		870	861,491
Nexa Resources SA 5.375%, 5/04/27(a)		1,300	1,301,625
Stillwater Mining Co. 6.125%, 6/27/22(a)		1,575	1,579,835
7.125%, 6/27/25(a)		1,116	1,133,611
Vedanta Resources PLC 6.375%, 7/30/22(a)		1,474	1,481,370

			9,116,046

Capital Goods – 0.1%
Indo Energy Finance II BV 6.375%, 1/24/23(a)		1,390	1,369,150
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		6,760	1,774,500

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.25%, 6/27/29(a)	U.S.$	2,103	$541,522

			3,685,172

Communications - Telecommunications – 0.3%
Digicel Group Ltd. 8.25%, 9/30/20(a)		3,000	2,692,500
Digicel Ltd. 6.00%, 4/15/21(a)		700	665,000
6.75%, 3/01/23(a)		385	351,794
Millicom International Cellular SA 5.125%, 1/15/28(a)		1,762	1,665,601
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		1,500	1,516,875

			6,891,770

Consumer Cyclical - Other – 0.0%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		884	884,397

Consumer Non-Cyclical – 0.9%
BRF GmbH 4.35%, 9/29/26(a)		1,010	888,800
BRF SA 3.95%, 5/22/23(a)		200	181,000
Central American Bottling Corp. 5.75%, 1/31/27(a)		718	731,463
Cosan Ltd. 5.95%, 9/20/24(a)		587	590,234
Inretail Pharma SA 5.375%, 5/02/23(a)		4,634	4,678,764
MARB BondCo PLC 6.875%, 1/19/25(a)		3,730	3,511,161
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		2,420	2,444,200
Minerva Luxembourg SA 6.50%, 9/20/26(a)		3,300	3,135,000
Natura Cosmeticos SA 5.375%, 2/01/23(a)		2,139	2,130,337
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 7/21/21		4,211	3,800,428
Tonon Luxembourg SA 7.25%, 1/24/20(e)(h)(j)(k)(l)		2,280	111,530
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(j)(l)(r)		4,738	299,963
10.875%, 1/13/20(j)(k)(l)		750	206,250
11.75%, 2/09/22(j)(k)(l)		1,690	109,850

			22,818,980

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(a)	U.S.$	1,532	$1,463,213
Petrobras Global Finance BV 6.125%, 1/17/22		299	316,432
YPF SA 6.95%, 7/21/27(a)		2,036	2,000,222
16.50%, 5/09/22(a)	ARS	13,912	628,159

			4,408,026

Other Industrial – 0.0%
Noble Group Ltd. 6.75%, 1/29/20(a)(j)(k)	U.S.$	1,362	528,456

Technology – 0.0%
IHS Netherlands Holdco BV 9.50%, 10/27/21(a)		500	515,000

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		2,272	2,417,408

			51,265,255

Financial Institutions – 0.3%
Banking – 0.3%
Akbank Turk AS 7.20%, 3/16/27(a)		530	539,275
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(n)		1,431	1,507,415
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(a)(n)		1,203	1,174,573
Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/23(a)		2,799	2,716,458
Zenith Bank PLC 6.25%, 4/22/19(a)		1,400	1,413,300

			7,351,021

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(a)		575	559,193

Other Finance – 0.0%
Rio Oil Finance Trust Series 2018-1 8.20%, 4/06/28(a)		496	514,169

			8,424,383

Utility – 0.2%
Electric – 0.2%
Pampa Energia SA 7.50%, 1/24/27(a)		2,500	2,525,000

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Terraform Global Operating LLC 6.125%, 3/01/26(a)	U.S.$	695	$703,882

			3,228,882

Total Emerging Markets – Corporate Bonds (cost $77,179,765)			62,918,520

COLLATERALIZED LOAN OBLIGATIONS – 2.2%
CLO - Floating Rate – 2.2%
Apidos CLO XXVI Series 2017-26A, Class D 8.455% (LIBOR 3 Month + 6.10%), 7/18/29(a)(e)(i)		550	556,070
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.112% (LIBOR 3 Month + 1.75%), 4/26/31(a)(e)(i)		5,300	5,300,000
BlueMountain CLO Ltd. Series 2016-3A, Class D 5.689% (LIBOR 3 Month + 3.85%), 11/15/27(a)(e)(i)		2,000	2,010,678
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 8.509% (LIBOR 3 Month + 6.15%), 10/20/30(a)(e)(i)		3,300	3,336,812
CBAM 2017-3 Ltd. Series 2017-3A, Class E1 8.853% (LIBOR 3 Month + 6.50%), 10/17/29(a)(e)(i)		1,604	1,622,382
CIFC Funding Ltd. Series 2015-4A, Class D 7.859% (LIBOR 3 Month + 5.50%), 10/20/27(a)(e)(i)		250	247,174
Dryden 57 Clo Ltd. Series 2018-57A, Class A 2.90% (LIBOR 3 Month + 1.01%), 5/15/31(a)(e)(i)		5,050	5,041,157
Dryden Senior Loan Fund Series 2017-49A, Class E 8.655% (LIBOR 3 Month + 6.30%), 7/18/30(a)(e)(i)		605	611,125
GREYWOLF CLO VI Ltd. Series 2018-1A, Class A1 3.539% (LIBOR 3 Month + 1.03%), 4/26/31(a)(e)(i)		5,300	5,300,000

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-1A, Class A2 4.139% (LIBOR 3 Month + 1.63%), 4/26/31(a)(e)(i)	U.S.$	5,300	$5,300,000
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.535% (LIBOR 3 Month + 1.18%), 12/18/30(a)(e)(i)		2,400	2,401,776
OZLM Ltd. Series 2014-8A, Class D 7.303% (LIBOR 3 Month + 4.95%), 10/17/26(a)(e)(i)		1,908	1,911,805
OZLM VII Ltd. Series 2014-7A, Class CR 5.853% (LIBOR 3 Month + 3.50%), 7/17/26(a)(e)(i)		1,000	1,001,734
Series 2014-7A, Class D 7.353% (LIBOR 3 Month + 5.00%), 7/17/26(a)(e)(i)		1,608	1,588,254
OZLM XVIII Ltd. Series 2018-18A, Class B 3.88% (LIBOR 3 Month + 1.55%), 4/15/31(a)(e)(i)		5,450	5,449,727
Rockford Tower CLO Ltd. Series 2017-2A, Class D 5.798% (LIBOR 3 Month + 3.45%), 10/15/29(a)(e)(i)		4,444	4,472,382
Series 2017-3A, Class A 2.859% (LIBOR 3 Month + 1.19%), 10/20/30(a)(e)(i)		1,931	1,934,816
SOUND POINT CLO XIX Ltd. Series 2018-1A, Class A 3.354% (LIBOR 3 Month + 1.00%), 4/15/31(a)(e)(i)		7,931	7,931,000
Venture XXVII CLO Ltd. Series 2017-27A, Class D 6.359% (LIBOR 3 Month + 4.00%), 7/20/30(a)(e)(i)		1,591	1,610,422

Total Collateralized Loan Obligations (cost $57,459,496)			57,627,314

EMERGING MARKETS – SOVEREIGNS – 2.1%
Angola – 0.0%
Angolan Government International Bond 9.50%, 11/12/25(a)		505	567,494

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Argentina – 0.2%
Argentine Republic Government International Bond 6.875%, 1/26/27	U.S.$	7,663	$7,601,696

Bahamas – 0.1%
Bahamas Government International Bond 6.00%, 11/21/28(a)		1,414	1,458,188

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 9/20/29(a)		1,709	1,577,082
7.00%, 10/12/28(a)		1,288	1,228,430

			2,805,512

Belarus – 0.0%
Republic of Belarus International Bond 6.875%, 2/28/23(a)		275	288,461

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(a)		1,935	1,934,129

Ecuador – 0.2%
Ecuador Government International Bond 8.875%, 10/23/27(a)		4,000	3,769,120
9.65%, 12/13/26(a)		734	721,155
10.50%, 3/24/20(a)		1,974	2,028,285

			6,518,560

Egypt – 0.3%
Citigroup Global Markets Holdings, Inc./United States Zero Coupon, 6/21/18	EGP	52,962	2,932,166
Egypt Government International Bond 6.125%, 1/31/22(a)	U.S.$	4,666	4,788,483

			7,720,649

El Salvador – 0.1%
El Salvador Government International Bond 7.375%, 12/01/19(a)		1,427	1,476,945

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(a)		1,555	1,603,594

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(a)		2,440	2,452,200

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)	U.S.$	1,252	$1,269,215
7.25%, 2/28/28(a)		1,639	1,689,711

			2,958,926

Lebanon – 0.1%
Lebanon Government International Bond 5.15%, 11/12/18(a)		1,520	1,516,200
8.25%, 4/12/21(a)		1,410	1,439,962

			2,956,162

Nigeria – 0.0%
Nigeria Government International Bond 5.625%, 6/27/22		248	252,650
6.75%, 1/28/21(a)		501	526,050
7.875%, 2/16/32(a)		426	457,418

			1,236,118

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(a)		608	586,750
8.75%, 5/13/21(a)		864	963,360

			1,550,110

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.125%, 6/03/25(a)		2,000	1,970,000
6.20%, 5/11/27(a)		685	661,025

			2,631,025

Turkey – 0.2%
Turkey Government International Bond 4.875%, 10/09/26-4/16/43		4,597	4,009,857
6.00%, 3/25/27		1,761	1,769,805

			5,779,662

Zambia – 0.2%
Zambia Government International Bond 8.50%, 4/14/24(a)		1,553	1,566,589
8.97%, 7/30/27(a)		3,490	3,498,725

			5,065,314

Total Emerging Markets – Sovereigns (cost $57,220,180)			56,604,745

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	11,318,456

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. 6.25%, 7/15/32	U.S.$	15,000	$19,937,700
6.75%, 3/15/31		4,000	5,428,800
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		5,277	4,953,467

Total Agencies (cost $42,815,874)			41,638,423

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.4%
Non-Agency Fixed Rate CMBS – 1.3%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.258%, 11/10/46(a)(e)		6,525	6,130,699
Commercial Mortgage Trust Series 2013-CR10, Class D 4.948%, 8/10/46(a)(e)		3,219	2,726,774
Series 2014-LC17, Class D 3.687%, 10/10/47(a)(e)		3,549	2,613,680
CSAIL Commercial Mortgage Trust Series 2015-C2, Class D 4.348%, 6/15/57(e)		4,091	3,310,708
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.84%, 1/10/45(a)(e)		2,652	2,528,133
Series 2013-GC13, Class D 4.226%, 7/10/46(a)(e)		9,440	8,630,383
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.214%, 6/15/45(a)(e)		1,863	1,694,265
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.818%, 11/15/48(e)		1,300	1,281,390
Madison Avenue Trust Series 2013-650M, Class E 4.169%, 10/12/32(a)(e)		920	907,375
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/47(a)(e)		603	478,339
Series 2015-C22, Class XA 1.275%, 4/15/48(p)		13,247	711,299
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.056%, 8/15/45(a)(e)		4,000	3,826,395

			34,839,440

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
BBCMS Mortgage Trust Series 2017-GLKS, Class F 5.597% (LIBOR 1 Month + 3.70%), 11/15/34(a)(e)(i)	U.S.$	1,655	$1,666,521
CLNS Trust Series 2017-IKPR, Class F 6.397% (LIBOR 1 Month + 4.50%), 6/11/32(a)(e)(i)		1,480	1,494,823
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.497% (LIBOR 1 Month + 4.60%), 11/15/33(a)(e)(i)		755	762,079

			3,923,423

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.03%, 11/16/45(p)		293	251

Total Commercial Mortgage-Backed Securities (cost $40,059,051)			38,763,114

INFLATION-LINKED SECURITIES – 0.4%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	4,145	4,020,054

Mexico – 0.3%
Mexican Udibonos Series S 4.00%, 6/13/19	MXN	126,938	6,752,428

Total Inflation-Linked Securities (cost $10,384,813)			10,772,482

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Chile – 0.0%
Empresa Nacional del Petroleo 3.75%, 8/05/26(a)	U.S.$	202	191,648

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	4,738	$6,078,854

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 4/24/25(a)		1,418	1,416,582
5.375%, 4/24/30(a)		1,940	1,937,400

			3,353,982

Total Quasi-Sovereigns (cost $7,555,592)			9,624,484

BANK LOANS – 0.3%
Industrial – 0.3%
Basic – 0.0%
Foresight Energy LLC 8.109% (LIBOR 3 Month + 5.75%), 3/28/22(s)		431	420,632

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.46% (LIBOR 3 Month + 4.50%), 1/02/24(s)		150	155,250
6.63%, 1/02/24		252	255,849

			411,099

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.40% (LIBOR 3 Month + 3.50%), 11/06/24(s)		659	662,929

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings) 5.13%-5.25% (LIBOR 1 Month + 3.25%), 2/05/25(s)		256	258,527
5.25% (LIBOR 2 Month + 3.25%), 2/05/25(s)		320	323,159

			581,686

Consumer Non-Cyclical – 0.2%
Air Medical Group Holdings, Inc. 6.15% (LIBOR 1 Month + 4.25%), 3/14/25(s)		1,185	1,197,053

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.65% (LIBOR 1 Month + 7.75%), 9/26/25(s)	U.S.$	3,524	$2,737,244
Avantor, Inc. 5.90% (LIBOR 1 Month + 4.00%), 11/21/24(s)		1,381	1,395,711

			5,330,008

Other Industrial – 0.1%
American Tire Distributors, Inc. 9/01/21(t)		1,400	1,219,596

Total Bank Loans (cost $9,183,506)			8,625,950

GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
Canada – 0.3%
Canada Housing Trust No. 1 3.80%, 6/15/21(a) (cost $8,094,477)	CAD	10,310	8,416,869

		Shares
COMMON STOCKS – 0.3%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Berry Petroleum Corp.(e)(g)(j)		74,583	675,946
Denbury Resources, Inc.(j)		83,999	276,357
Golden Energy Offshore Services AS(f)(j)		1,497,659	1,008,109
Paragon Litigation – Class A(e)(g)		10,360	10,878
Paragon Litigation – Class B(e)(g)		15,538	456,429
SandRidge Energy, Inc.(j)		2,859	41,570
Vantage Drilling International(e)(g)(j)		5,303	1,173,289

			3,642,578

Financials – 0.1%
Diversified Financial Services – 0.0%
iPayment Holdings, Inc.(e)(f)(g)		1,836,868	1,285,808

Real Estate – 0.1%
Calibrate Real Estate Limited(e)(f)(g)		6,916	1,374,954

Information Technology – 0.1%
Internet Software & Services – 0.1%
Avaya Holdings Corp.(j)		45,968	1,052,207

Consumer Discretionary – 0.0%
Media – 0.0%
Ion Media Networks, Inc. – Class A(e)(f)(g)(j)		2,512	533,524

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Industrials – 0.0%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies/Old(e)(f)(j)(u)		45,970	$100,674

Total Common Stocks (cost $11,451,934)			7,989,745

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.2%
Performing Asset – 0.2%
Flexpath Wh I LLC Series B 11.00%, 4/01/21(e)(f)(g)	U.S.$	388	122,747
Recife Funding Ltd. Zero Coupon, 11/05/29(e)(f)(g)		2,884	1,906,033
Sheridan Auto Loan Holdings I LLC 10.00%,12/31/20-9/30/21(e)(f)(g)		2,053	1,127,140
Sheridan Consumer Finance Trust 10.86%, 3/01/21(e)(f)(g)(i)		1,400	1,374,394

Total Whole Loan Trusts (cost $6,636,955)			4,530,314

		Shares
PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Capital Goods – 0.1%
Tervita Corp. 0.00%(e)(g)(j)		245,313	1,824,634

Energy – 0.0%
Berry Petroleum Co. LLC 0.00%(e)(g)(j)		65,472	720,192

Services – 0.0%
iPayment Holdings, Inc. 0.00%(e)(f)(g)(j)		11,762	1,176,200

Total Preferred Stocks (cost $3,171,309)			3,721,026

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)	U.S.$	1,057	$1,076,026
9.125%, 3/16/24(a)		363	401,115
26.832% (BADLAR + 3.83%), 5/31/22(i)	ARS	28,600	1,394,989
Provincia de Cordoba 7.125%, 6/10/21(a)	U.S.$	493	516,418

Total Local Governments – Regional Bonds (cost $3,745,438)			3,388,548

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30 (cost $2,560,000)		2,560	2,907,264

GOVERNMENTS – SOVEREIGN BONDS – 0.0%
Qatar – 0.0%
Qatar Government International Bond 3.875%, 4/23/23(a) (cost $856,883)		861	857,427

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
MXN/USD Expiration: Jul 2018; Contracts: 266,500,000; Exercise Price: MXN 20.00; Counterparty: JPMorgan Chase Bank, NA(j)	MXN	266,500,000	163,616
TRY/EUR Expiration: May 2018; Contracts: 53,151,250; Exercise Price: TRY 5.05; Counterparty: Goldman Sachs Bank USA(j)	TRY	53,151,250	7,105

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

USD/MXN Expiration: Aug 2018; Contracts: 14,650,000; Exercise Price: USD 17.50; Counterparty: Credit Suisse International(j)	USD	14,650,000	$57,604

Total Options Purchased – Puts (premiums paid $498,328)			228,325

OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
MXN/USD Expiration: Jul 2018; Contracts: 239,063,825; Exercise Price: MXN 17.94; Counterparty: Royal Bank of Scotland Group PLC(j)	MXN	239,063,825	103,246
SEK/EUR Expiration: Jun 2018; Contracts: 212,930,000; Exercise Price: SEK 9.95; Counterparty: Goldman Sachs Bank USA(j)	SEK	212,930,000	6,687
TRY/EUR Expiration: May 2018; Contracts: 49,099,125; Exercise Price: TRY 4.67; Counterparty: Deutsche Bank AG(j)	TRY	49,099,125	653

Total Options Purchased – Calls (premiums paid $456,128)			110,586

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 1998 8.00%, 6/01/28	U.S.$	10	11,566
Series 1999 7.50%, 11/01/29		16	17,784

Total Mortgage Pass-Throughs (cost $26,198)			29,350

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(e)(j)	2,936	$13,212
Encore Automotive Acceptance, expiring 7/05/31(e)(f)(g)(j)	12	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(e)(f)(g)(j)	17,195	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(j)	2,475	817
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(j)	1,042	229

Total Warrants (cost $0)		14,258

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(v)(w)(x) (cost $15,156,127)	15,156,127	15,156,127

Total Investments – 115.2% (cost $3,154,042,012)		3,086,262,244
Other assets less liabilities – (15.2)%		(406,374,427)

Net Assets – 100.0%		$2,679,887,817

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Bond Futures	1,699	June 2018	USD	169,900	$217,684,407	$217,286,172	$(398,235)
U.S. T-Note 2 Yr (CBT) Futures	122	June 2018	USD	24,400	25,924,197	25,869,719	(54,478)
U.S. T-Note 5 Yr (CBT) Futures	2,900	June 2018	USD	290,000	330,376,845	329,172,658	(1,204,187)
U.S. T-Note 10 Yr (CBT) Futures	1,325	June 2018	USD	132,500	159,272,407	158,503,125	(769,282)
U.S. Ultra Bond (CBT) Futures	31	June 2018	USD	3,100	4,825,999	4,870,875	44,876

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Canadian Bond Futures	145	June 2018	CAD	14,500	$14,757,706	$14,845,010	$(87,304)
Euro-BOBL Futures	599	June 2018	EUR	59,900	94,114,667	94,759,138	(644,471)
Euro-Bund Futures	79	June 2018	EUR	7,900	14,997,246	15,143,855	(146,609)
Euro-Schatz Futures	2,125	June 2018	EUR	212,500	286,878,544	287,190,598	(312,054)
U.S. Long Bond (CBT) Futures	440	June 2018	USD	44,000	62,789,699	63,291,250	(501,551)

							$(4,073,295)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	24,113	EUR	19,472	5/30/18	$(553,387)
Australia and New Zealand Banking Group Ltd.	NZD	14,642	USD	10,585	6/07/18	283,833
Bank of America, NA	AUD	4,551	JPY	382,861	5/16/18	79,328
Bank of America, NA	RUB	705,978	USD	11,363	5/17/18	170,902
Bank of America, NA	USD	13,175	RUB	811,944	5/17/18	(303,252)
Bank of America, NA	USD	952	JPY	102,308	5/24/18	(14,939)
Bank of America, NA	TWD	423,873	USD	14,354	6/07/18	4,258
Bank of America, NA	USD	7,529	CAD	9,506	6/12/18	(117,802)
Bank of America, NA	BRL	18,706	USD	5,374	6/14/18	55,538
Bank of America, NA	MXN	195,829	USD	9,819	7/23/18	(520,282)
Barclays Bank PLC	NOK	20,956	EUR	2,163	5/07/18	420
Barclays Bank PLC	USD	13,300	INR	885,520	5/17/18	(174)
Barclays Bank PLC	USD	886	TRY	3,649	5/18/18	8,447
Barclays Bank PLC	AUD	8,242	NZD	8,834	6/08/18	9,212
Barclays Bank PLC	MYR	71,468	USD	18,339	7/12/18	268,354
BNP Paribas SA	AUD	8,618	USD	6,622	6/07/18	133,826
BNP Paribas SA	NZD	28,273	USD	20,132	6/07/18	241,500
BNP Paribas SA	USD	13,838	NZD	18,778	6/07/18	(628,082)
BNP Paribas SA	USD	16,641	CAD	20,986	6/12/18	(281,130)
BNP Paribas SA	GBP	47,979	USD	68,246	6/13/18	2,064,624
BNP Paribas SA	ARS	308,049	USD	14,653	6/26/18	298,900
BNP Paribas SA	USD	26,735	CNY	168,302	6/28/18	(200,028)
Citibank, NA	USD	13,622	INR	904,524	5/17/18	(37,154)
Citibank, NA	SEK	15,690	USD	1,884	5/25/18	89,196
Citibank, NA	EUR	100,272	USD	124,427	5/30/18	3,105,515
Citibank, NA	BRL	21,852	USD	6,295	6/04/18	76,175
Citibank, NA	NZD	19,203	USD	13,844	6/07/18	334,217
Citibank, NA	TWD	753,504	USD	25,966	6/07/18	456,499
Citibank, NA	USD	27,222	TWD	786,241	6/07/18	(604,358)

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	983,488	USD	9,051	6/28/18	$18,803
Citibank, NA	USD	45,367	KRW	48,240,670	7/26/18	(207,003)
Credit Suisse International	BRL	116,711	USD	33,527	5/03/18	211,505
Credit Suisse International	USD	33,317	BRL	116,711	5/03/18	(1,902)
Credit Suisse International	EUR	2,163	NOK	20,956	5/07/18	(423)
Credit Suisse International	AUD	7,848	CAD	7,720	5/09/18	105,392
Credit Suisse International	JPY	510,771	CAD	6,197	5/11/18	152,178
Credit Suisse International	JPY	382,861	AUD	4,551	5/16/18	(79,332)
Credit Suisse International	CAD	4,037	NOK	23,819	5/22/18	(174,413)
Credit Suisse International	NOK	103,555	CAD	16,780	5/22/18	157,722
Credit Suisse International	EUR	6,457	USD	7,922	5/24/18	112,481
Credit Suisse International	JPY	564,097	USD	5,264	5/24/18	96,791
Credit Suisse International	USD	13,292	CAD	16,972	5/24/18	(67,523)
Credit Suisse International	NOK	104,930	USD	13,112	5/25/18	22,481
Credit Suisse International	EUR	904	USD	1,118	5/30/18	23,930
Credit Suisse International	SEK	110,588	EUR	10,765	5/30/18	370,524
Credit Suisse International	EUR	4,606	CAD	7,376	5/31/18	174,344
Credit Suisse International	BRL	116,711	USD	33,230	6/04/18	15,131
Credit Suisse International	AUD	34,348	CAD	34,115	6/07/18	730,435
Credit Suisse International	NZD	8,835	AUD	8,242	6/08/18	(9,601)
Credit Suisse International	EUR	1,936	TRY	9,377	6/12/18	(65,599)
Credit Suisse International	TRY	33,618	EUR	6,501	6/12/18	(298,757)
Credit Suisse International	TRY	60,518	USD	14,633	6/21/18	(38,606)
Credit Suisse International	EUR	4,310	CNY	33,909	6/22/18	123,403
Credit Suisse International	USD	1,731	CHF	1,644	6/28/18	(63,440)
Credit Suisse International	USD	2,643	ZAR	31,793	7/05/18	(113,625)
Credit Suisse International	USD	1,842	MXN	34,308	7/23/18	(30,921)
Credit Suisse International	USD	6,529	MXN	122,199	8/02/18	(87,265)
Credit Suisse International	MXN	120,988	USD	6,387	8/06/18	13,171
Credit Suisse International	USD	6,387	MXN	120,988	8/06/18	(13,166)
Credit Suisse International	CHF	2,769	SGD	3,953	8/27/18	166,457
Credit Suisse International	GBP	1,515	ZAR	27,009	10/17/18	19,372
Deutsche Bank AG	TRY	25,120	EUR	5,226	5/08/18	139,886
Deutsche Bank AG	NOK	23,668	CAD	3,916	5/14/18	99,272
Deutsche Bank AG	SEK	98,720	USD	12,071	5/25/18	779,626
Deutsche Bank AG	EUR	1,100	USD	1,364	5/30/18	32,128
Deutsche Bank AG	USD	13,264	COP	35,986,701	6/21/18	(460,945)
Deutsche Bank AG	ILS	136,555	USD	38,972	7/12/18	868,755
Goldman Sachs Bank USA	EUR	4,247	TRY	21,357	5/08/18	117,995
Goldman Sachs Bank USA	EUR	14,644	USD	18,133	5/30/18	414,505
Goldman Sachs Bank USA	USD	36,286	EUR	29,034	5/30/18	(1,156,515)
Goldman Sachs Bank USA	SEK	115,832	EUR	11,445	6/18/18	594,094
Goldman Sachs Bank USA	CHF	12,790	USD	13,357	6/19/18	398,758
HSBC Bank USA	USD	22,380	NOK	172,015	5/25/18	(922,687)
HSBC Bank USA	USD	6,214	EUR	5,017	5/30/18	(144,674)
HSBC Bank USA	TWD	380,571	USD	13,106	6/07/18	221,771
HSBC Bank USA	CAD	239,638	USD	189,530	6/12/18	2,715,961
HSBC Bank USA	TRY	25,921	USD	6,275	6/21/18	(9,509)
HSBC Bank USA	CHF	19,179	USD	20,097	6/28/18	647,377
JPMorgan Chase Bank, NA	CAD	7,720	AUD	7,848	5/09/18	(105,276)
JPMorgan Chase Bank, NA	CAD	6,197	JPY	510,771	5/11/18	(152,173)
JPMorgan Chase Bank, NA	CAD	3,916	NOK	23,667	5/14/18	(99,291)

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	13,238	PLN	44,785	5/16/18	$(476,404)
JPMorgan Chase Bank, NA	CAD	20,451	JPY	1,662,617	5/24/18	(705,521)
JPMorgan Chase Bank, NA	NOK	62,930	USD	8,070	5/25/18	219,771
JPMorgan Chase Bank, NA	EUR	22,447	SEK	233,357	5/30/18	(457,436)
JPMorgan Chase Bank, NA	AUD	94,486	USD	72,998	6/07/18	1,859,586
JPMorgan Chase Bank, NA	JPY	423,893	NZD	5,447	6/07/18	(54,185)
JPMorgan Chase Bank, NA	TWD	411,617	USD	14,178	6/07/18	242,421
JPMorgan Chase Bank, NA	USD	14,136	AUD	18,225	6/07/18	(414,355)
JPMorgan Chase Bank, NA	TRY	9,377	EUR	1,936	6/12/18	65,608
JPMorgan Chase Bank, NA	SEK	69,229	USD	7,992	6/14/18	61,024
JPMorgan Chase Bank, NA	CHF	14,479	USD	15,130	6/28/18	447,403
JPMorgan Chase Bank, NA	USD	3,778	ZAR	46,016	6/28/18	(113,271)
JPMorgan Chase Bank, NA	MXN	34,307	USD	1,842	7/23/18	30,925
JPMorgan Chase Bank, NA	USD	1,313	MXN	24,278	7/23/18	(30,843)
JPMorgan Chase Bank, NA	USD	2,044	IDR	28,400,088	7/26/18	(23,654)
JPMorgan Chase Bank, NA	USD	2,107	MXN	39,060	8/02/18	(48,230)
Morgan Stanley & Co., Inc.	USD	6,320	SEK	52,965	5/25/18	(261,997)
Morgan Stanley & Co., Inc.	CAD	7,376	EUR	4,606	5/31/18	(174,257)
Morgan Stanley & Co., Inc.	USD	24,902	AUD	31,648	6/07/18	(1,074,376)
Morgan Stanley & Co., Inc.	USD	20,455	GBP	14,243	6/13/18	(807,963)
Morgan Stanley & Co., Inc.	MXN	975,236	USD	53,747	6/14/18	1,943,451
Morgan Stanley & Co., Inc.	CNY	33,909	EUR	4,310	6/22/18	(123,428)
Morgan Stanley & Co., Inc.	ZAR	31,793	USD	2,643	7/05/18	113,637
Royal Bank of Scotland PLC	BRL	42,991	USD	12,945	5/03/18	673,229
Royal Bank of Scotland PLC	USD	12,350	BRL	42,991	5/03/18	(77,908)
Royal Bank of Scotland PLC	NOK	23,819	CAD	4,037	5/22/18	174,396
Royal Bank of Scotland PLC	USD	5,335	COP	14,397,916	6/12/18	(210,781)
Royal Bank of Scotland PLC	USD	51,371	MXN	951,340	6/14/18	(836,697)
Royal Bank of Scotland PLC	MXN	122,199	USD	6,529	8/02/18	87,269
Standard Chartered Bank	BRL	73,720	USD	22,298	5/03/18	1,253,885
Standard Chartered Bank	USD	21,177	BRL	73,720	5/03/18	(133,597)
Standard Chartered Bank	INR	769,729	USD	11,557	5/17/18	(3,194)
Standard Chartered Bank	USD	25,571	INR	1,677,183	5/17/18	(380,825)
Standard Chartered Bank	EUR	20,673	USD	25,667	5/30/18	653,461
State Street Bank & Trust Co.	SEK	3,593	USD	427	5/25/18	16,398
State Street Bank & Trust Co.	USD	3,529	SEK	29,529	5/25/18	(151,100)
State Street Bank & Trust Co.	EUR	29,341	USD	36,541	5/30/18	1,041,213
State Street Bank & Trust Co.	USD	1,242	EUR	1,000	5/30/18	(32,140)
State Street Bank & Trust Co.	USD	23,845	MYR	93,981	7/12/18	(81,219)
UBS AG	SGD	3,953	CHF	2,769	8/27/18	(166,383)
UBS AG	ZAR	27,009	GBP	1,515	10/17/18	(19,370)

						$11,686,301

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
COP vs. USD/ Morgan Stanley Capital Services LLC	COP	2,768.000	06/2018	36,745,200,000	COP	36,745,200	$121,055	$(144,301)
JPY vs. AUD/ Bank of America, NA	JPY	79.500	05/2018	2,621,513,000	JPY	2,621,513	193,847	(8,681)
JPY vs. CAD/ JPMorgan Chase Bank, NA	JPY	80.000	05/2018	2,754,000,000	JPY	2,754,000	129,104	(5,038)
JPY vs. CAD/ Morgan Stanley Capital Services LLC	JPY	80.000	05/2018	2,626,000,000	JPY	2,626,000	127,336	(6,606)
NZD vs. AUD/ Barclays Bank PLC	NZD	1.050	06/2018	35,872,000	NZD	35,872	129,627	(31,827)
USD vs. MXN/ Credit Suisse International	USD	21.500	07/2018	8,090,000	USD	8,090	138,347	(20,832)
USD vs. MXN/ Credit Suisse International	USD	22.000	08/2018	14,650,000	USD	14,650	285,236	(29,154)
USD vs. MXN/ Goldman Sachs Bank USA	USD	22.000	08/2018	7,837,000	USD	7,837	142,100	(19,569)
USD vs. TRY/ Morgan Stanley Capital Services LLC	USD	4.370	07/2018	6,900,000	USD	6,900	182,850	(55,559)

Put
BRL vs. USD/ JPMorgan Chase Bank, NA	BRL	3.500	06/2018	46,463,000	BRL	46,463	85,133	(266,186)
BRL vs. USD/ JPMorgan Chase Bank, NA	BRL	3.550	06/2018	47,126,000	BRL	47,126	76,604	(186,880)
CAD vs. AUD/ JPMorgan Chase Bank, NA	CAD	1.010	05/2018	33,199,000	CAD	33,199	136,227	(491)
CAD vs. EUR/ Morgan Stanley Capital Services LLC	CAD	1.640	05/2018	35,105,000	CAD	35,105	134,668	(3,992)
CHF vs. GBP/ Deutsche Bank AG	CHF	1.350	06/2018	12,878,000	CHF	12,878	73,320	(182,096)

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
CNH vs. EUR/ Morgan Stanley Capital Services LLC	CNH	8.050	06/2018	173,478,000	CNH	173,478	$120,432	$(16,172)
INR vs. USD/ JPMorgan Chase Bank, NA	INR	71.320	02/2019	921,811,000	INR	921,811	119,685	(145,191)
KRW vs. USD/ Bank of America, NA	KRW	1,098.000	07/2018	14,685,750,000	KRW	14,685,750	87,740	(78,458)
MXN vs. USD/ Royal Bank Of Scotland Group PLC	MXN	20.000	07/2018	266,500,000	MXN	266,500	195,424	(163,616)
MXN vs. USD/ Morgan Stanley Capital Services LLC	MXN	23.820	02/2019	307,874,000	MXN	307,874	172,200	(95,118)
NOK vs. CAD/ Deutsche Bank AG	NOK	6.180	05/2018	105,146,000	NOK	105,146	61,994	(173,835)
NOK vs. CAD/ Royal Bank Of Scotland Group PLC	NOK	6.030	05/2018	104,922,000	NOK	104,922	67,773	(481,548)
NOK vs. EUR/ Barclays Bank PLC	NOK	9.920	05/2018	102,662,000	NOK	102,662	71,321	(3,762)
SEK vs. EUR/ Goldman Sachs Bank USA	SEK	10.350	06/2018	221,490,000	SEK	221,490	129,924	(604,246)
SGD vs. CHF/ UBS AG	SGD	1.480	08/2018	21,682,000	SGD	21,682	112,620	(18,771)
TRY vs. CHF/ UBS AG	TRY	5.900	02/2019	72,570,000	TRY	72,570	132,672	(77,803)
TRY vs. EUR/ Deutsche Bank AG	TRY	5.050	05/2018	53,151,000	TRY	53,151	118,830	(7,105)
TRY vs. EUR/ JPMorgan Chase Bank, NA	TRY	5.040	06/2018	54,242,000	TRY	54,242	113,041	(140,156)
ZAR vs. GBP/ UBS AG	ZAR	19.520	10/2018	182,512,000	ZAR	182,512	165,573	(137,737)
ZAR vs. USD/ Morgan Stanley Capital Services LLC	ZAR	12.640	07/2018	168,696,000	ZAR	168,696	153,805	(252,807)

							$3,778,488	$(3,357,537)

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	5.00%	Quarterly	3.39%	USD	6,072	$476,191	$377,627	$98,564
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.61	USD	13,854	1,036,075	854,703	181,372

						$1,512,266	$1,232,330	$279,936

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	328,890	1/17/20	3 Month LIBOR	2.170%	Quarterly/Semi-Annual	$(1,112,481)
USD	328,890	1/17/20	3 Month LIBOR	2.204%	Quarterly/Semi-Annual	(894,776)
USD	132,955	1/17/23	2.389%	3 Month LIBOR	Quarterly/Semi-Annual	2,288,641
USD	132,955	1/17/23	2.420%	3 Month LIBOR	Quarterly/Semi-Annual	2,092,744
USD	109,350	4/20/23	2.850%	3 Month LIBOR	Quarterly/Semi-Annual	318,269
USD	46,860	4/02/24	2.851%	3 Month LIBOR	Quarterly/Semi-Annual	154,486
USD	30,755	2/10/25	2.034%	3 Month LIBOR	Quarterly/Semi-Annual	1,734,416
USD	6,010	6/09/25	2.491%	3 Month LIBOR	Quarterly/Semi-Annual	139,607
USD	10,000	1/11/27	2.285%	3 Month LIBOR	Quarterly/Semi-Annual	485,996
USD	11,920	4/26/27	2.287%	3 Month LIBOR	Quarterly/Semi-Annual	666,017

						$5,872,919

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00%	Monthly	11.55%	USD	5,000	$(1,065,222)	$(129,581)	$(935,641)

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.47%	USD	1,146	$(142,754)	$(191,600)	$48,846
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	5,000	(622,833)	(636,435)	13,602
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	5,000	(622,833)	(536,436)	(86,397)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	5,000	(622,833)	(528,676)	(94,157)
Credit Suisse International
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	6,500	(169,794)	(367,230)	197,436
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	15,000	(391,000)	(443,217)	52,217
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	2,839	(74,161)	(117,659)	43,498
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	1,136	(29,675)	(47,973)	18,298
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	567	(14,812)	(23,499)	8,687
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	11.55	USD	4,000	(852,178)	48,469	(900,647)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	9,220	(1,148,505)	(1,166,462)	17,957
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	660	(82,214)	(9,004)	(73,210)
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	23,700	(621,730)	(1,086,179)	464,449

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.47%	USD	20,000	$(2,489,667)	$(3,022,656)	$532,989
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	10,000	(1,245,666)	(1,658,058)	412,392
Goldman Sachs International
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	11.55	USD	16,500	(3,515,233)	(3,901,034)	385,801
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	32,853	(4,092,389)	(4,789,929)	697,540
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	8,827	(1,099,550)	(1,519,063)	419,513
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	6,323	(787,635)	(1,072,707)	285,072
Morgan Stanley & Co. International PLC
CDX-CMBX. NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	293	(7,655)	(12,586)	4,931
Morgan Stanley Capital Services LLC
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	547	(68,138)	(40,037)	(28,101)

						$(19,766,477)	$(21,251,552)	$1,485,075

*	Termination date

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	AUD	314	$(149)	$	– 0	–	$(149)
AUD/JPY 3/3/20*	12.75	AUD	160	(761)		– 0	–	(761)
AUD/JPY 4/16/20*	12.25	AUD	423	(1,335)		– 0	–	(1,335)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	AUD	72	(373)		– 0	–	(373)
AUD/JPY 3/11/20*	12.80	AUD	87	(421)		– 0	–	(421)

				$(3,039)	$	– 0	–	$(3,039)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at April 30, 2018
Barclays Capital, Inc.	1,374	USD	(5.00)%*	5/01/19	$1,373,805
Barclays Capital, Inc.	2,563	USD	0.75%	2/21/19	2,566,184
Barclays Capital, Inc.+	1,950	USD	0.00%	—	1,949,860
Barclays Capital, Inc.+	1,422	USD	0.50%	—	1,422,521
Credit Suisse	15,265	EUR	0.00%	—	17,844,149
HSBC Bank USA	30,415	USD	1.89%	5/15/18	30,445,464
HSBC Bank USA	30,531	USD	1.90%	7/12/18	30,560,255
HSBC Bank USA	156,000	USD	1.94%	7/18/18	156,100,880
HSBC Bank USA+	131,964	USD	1.79%	—	132,245,896
JP Morgan Chase Bank	10,253	USD	1.84%	4/25/19	10,256,266
JP Morgan Chase Bank	20,089	USD	1.93%	7/23/18	20,102,751

					$404,868,031

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2018.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days	Total
Corporates – Non-Investment Grade	$21,216,530	$	– 0	–	$	– 0	–	$3,939,989	$25,156,519
Governments – Treasuries	132,245,896		– 0	–		237,209,350		10,256,266	379,711,512

Total	$153,462,426	$	– 0	–		$237,209,350		$14,196,255	$404,868,031

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $717,519,103 or 26.8% of net assets.

62 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Fair valued by the Adviser.

(g)	Illiquid security.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2018.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2018.

(j)	Non-income producing security.

(k)	Defaulted.

(l)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.81% of net assets as of April 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 7.00%, 4/01/19	12/15/17	$	– 0	–	$	– 0	–	0.00%
Aveta, Inc. 10.50%, 3/01/21	12/15/17		– 0	–		– 0	–	0.00%
BI-LO LLC/BI-LO Finance Corp. 8.625%, 9/15/18	3/15/18		842,085			503,123		0.02%
Creditcorp 12.00%, 7/15/18	6/28/13		1,198,412			1,103,080		0.04%
Exide Technologies 11.00%, 4/30/22	12/01/17		2,718,048			2,874,204		0.11%
Exide Technologies 7.00%, 4/30/25	12/01/17		2,529,578			1,812,539		0.07%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.147%, 11/25/24	11/06/15		1,571,991			1,730,109		0.06%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15		861,788			14		0.00%
SoFi Consumer Loan Program LLC Series 2017-6, Class R1 Zero Coupon, 11/25/26	11/09/17		2,912,244			2,865,145		0.11%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25	7/28/17		3,148,581			2,819,102		0.11%
SoFi Consumer Loan Program LLC Series 2017-4, Class R1 Zero Coupon, 5/26/26	6/28/17		1,956,053			1,905,910		0.07%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17		1,758,337			1,636,701		0.06%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17		1,107,300			991,926		0.04%

abfunds.com	AB INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17	$953,251	$732,780	0.03%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 9/25/28	6/23/17	1,275,923	718,830	0.03%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	2,271,124	111,530	0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	73,412	75,460	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	3,510,949	299,963	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	745,965	206,250	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	2/03/14	916,308	109,850	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.147%, 11/25/25	9/06/16	930,392	1,034,613	0.04%

(m)	Convertible security.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Inverse interest only security.

(p)	IO – Interest Only.

(q)	Variable rate coupon, rate shown as of April 30, 2018.

(r)	Defaulted matured security.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2018.

(t)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies/Old	4/30/15	$87,194	$100,674	0.00%

(v)	Affiliated investments.

(w)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(x)	The rate shown represents the 7-day yield as of period end.

64 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate

BADLAR – Argentina Deposit Rates Badlar Private Banks

BBA – British Bankers Association

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

abfunds.com	AB INCOME FUND | 65

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,138,885,885)	$3,071,106,117
Affiliated issuers (cost $15,156,127)	15,156,127
Cash	616,062
Cash collateral due from broker	6,751,859
Foreign currencies, at value (cost $9,451,437)	9,038,286
Receivable for investment securities sold	9,959,578
Interest receivable	38,251,715
Unrealized appreciation on forward currency exchange contracts	26,108,669
Receivable for capital stock sold	8,786,535
Unrealized appreciation on credit default swaps	3,603,228
Receivable for variation margin on futures	441,170
Upfront premiums paid on credit default swaps	48,469
Affiliated dividends receivable	12,994
Other assets	13,120

Total assets	3,189,893,929

Liabilities
Options written, at value (premiums received $3,778,488)	3,357,537
Payable for reverse repurchase agreements	404,868,031
Payable for investment securities purchased	54,442,199
Upfront premiums received on credit default swaps	21,300,021
Unrealized depreciation on forward currency exchange contracts	14,422,368
Payable for capital stock repurchased	5,197,001
Cash collateral due to broker	2,218,000
Unrealized depreciation on credit default swaps	2,118,153
Dividends payable	854,823
Advisory fee payable	556,737
Payable for variation margin on centrally cleared swaps	257,994
Distribution fee payable	124,163
Transfer Agent fee payable	67,423
Administrative fee payable	23,093
Unrealized depreciation on variance swaps	3,039
Directors’ fees payable	2,942
Accrued expenses	192,588

Total liabilities	510,006,112

Net Assets	$2,679,887,817

Composition of Net Assets
Capital stock, at par	$346,536
Additional paid-in capital	2,837,936,187
Distributions in excess of net investment income	(15,575,403)
Accumulated net realized loss on investment and foreign currency transactions	(90,411,014)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(52,408,489)

$2,679,887,817

See notes to financial statements.

66 | AB INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value
Class	Net Assets	Shares Outstanding	Net Asset Value

A	$282,245,700	36,531,625	$7.73	*

C	$86,217,453	11,146,289	$7.74

Advisor	$2,311,424,664	298,858,000	$7.73

*	The maximum offering price per share for Class A shares was $8.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 67

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $30,487)	$60,012,610
Dividends
Affiliated issuers	268,519
Unaffiliated issuers	50,581
Other income	5,518	$60,337,228

Expenses
Advisory fee (see Note B)	5,555,287
Distribution fee—Class A	323,412
Distribution fee—Class C	380,908
Transfer agency—Class A	106,876
Transfer agency—Class C	31,777
Transfer agency—Advisor Class	877,362
Custodian	203,140
Registration fees	134,624
Audit and tax	66,329
Printing	57,949
Administrative	33,611
Legal	21,976
Directors’ fees	13,953
Miscellaneous	44,403

Total expenses before interest expense	7,851,607
Interest expense	3,077,904
Total expenses		10,929,511

Less: expenses waived and reimbursed by the Adviser (see Note B)	(778,110)

Net expenses		10,151,401

Net investment income		50,185,827

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,418,148)
Forward currency exchange contracts		(2,728,172)
Futures		(26,176,796)
Options written		8,568,146
Swaps		589,298
Swaptions written		295,916
Foreign currency transactions		(19,526,485)
Net change in unrealized appreciation/depreciation of:
Investments		(67,420,505)
Forward currency exchange contracts		(990,822)
Futures		1,747,095
Options written		1,523,542
Swaps		14,247,181
Swaptions written		(145,261)
Foreign currency denominated assets and liabilities		53,791

Net loss on investment and foreign currency transactions		(92,381,220)

Net Decrease in Net Assets from Operations		$(42,195,393)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$50,185,827	$61,160,636
Net realized gain (loss) on investment and foreign currency transactions	(41,396,241)	34,281,947
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(50,984,979)	(41,091,689)
Contributions from Affiliates (see Note B)	– 0	–	346

Net increase (decrease) in net assets from operations	(42,195,393)	54,351,240
Dividends to Shareholders from
Net investment income
Class A	(7,309,711)	(2,100,463)
Class C	(1,871,873)	(684,581)
Advisor Class	(63,742,783)	(57,585,904)
Capital Stock Transactions
Net increase	761,315,191	1,120,697,788

Total increase	646,195,431	1,114,678,080
Net Assets
Beginning of period	2,033,692,386	919,014,306

End of period (including distributions in excess of net investment income of ($15,575,403) and undistributed net investment income of $7,163,137, respectively)	$2,679,887,817	$2,033,692,386

See notes to financial statements.

abfunds.com	AB INCOME FUND | 69

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2018 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations		$(42,195,393)
Reconciliation of net decrease in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(1,466,334,972)
Purchases of short-term investments	(724,421,947)
Proceeds from disposition of long-term investments	631,783,631
Proceeds from disposition of short-term investments	788,986,802
Net realized loss on investment transactions and foreign currency transactions	41,396,241
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	50,984,979
Net accretion of bond discount and amortization of bond premium	13,791,161
Inflation index adjustment	(221,390)
Increase in receivable for investments sold	(7,371,890)
Increase in interest receivable	(4,833,250)
Increase in affiliated dividends receivable	(50)
Increase due from custodian	(13,120)
Increase in cash collateral due from broker	(3,334,134)
Decrease in payable for investments purchased	(7,214,738)
Increase in cash collateral due to broker	1,906,000
Increase in advisory fee payable	90,820
Decrease in administrative fee payable	(981)
Decrease in Transfer Agent fee payable	(3,594)
Increase in distribution fee payable	46,854
Increase in directors’ fee payable	647
Decrease in accrued expenses	(440,727)
Proceeds from options written, net	8,000,085
Proceeds from swaptions written, net	49,011
Proceeds on swaps, net	10,145,157
Payments for exchange-traded derivatives settlements	(20,294,107)

Total adjustments		(687,303,512)

Net cash provided by (used in) from operating activities		(729,498,905)

See notes to financial statements.

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STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Repurchase of Shares	$742,048,818
Cash dividends paid (net of dividend reinvestments)*	(25,698,679)
Increase in reverse repurchase agreements	35,809,704

Net cash provided by (used in) from financing activities		$752,159,843
Effect of exchange rate on cash		(22,200,866)

Net increase in cash		460,072
Cash at beginning of period		9,194,276

Cash at end of period		$9,654,348

* Reinvestment of dividends	$46,792,139
Supplemental disclosure of cash flow information
Interest expense paid during the period	$2,947,656

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”) that was effective at the close of business April 21, 2016 (the “Reorganization”). The Reorganization was approved by the Predecessor Fund’s Board of Directors (the “Board”) and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”), see Note I for additional information. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,685,773,885	$	– 0	–	$1,685,773,885
Corporates – Non-Investment Grade		– 0	–	496,322,509		7,249,326	(a)	503,571,835
Collateralized Mortgage Obligations		– 0	–	192,985,514		– 0	–	192,985,514
Emerging Markets – Treasuries		– 0	–	107,952,404		– 0	–	107,952,404
Corporates – Investment Grade		– 0	–	102,301,741		– 0	–	102,301,741
Local Governments – Provincial Bonds		– 0	–	91,098,183		– 0	–	91,098,183

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Asset-Backed Securities	$	– 0	–	$39,675,720		$28,978,091		$68,653,811
Emerging Markets – Corporate Bonds		– 0	–	62,507,027		411,493		62,918,520
Collateralized Loan Obligations		– 0	–	– 0	–	57,627,314		57,627,314
Emerging Markets – Sovereigns		– 0	–	56,604,745		– 0	–	56,604,745
Agencies		– 0	–	41,638,423		– 0	–	41,638,423
Commercial Mortgage-Backed Securities		– 0	–	711,550		38,051,564		38,763,114
Inflation-Linked Securities		– 0	–	10,772,482		– 0	–	10,772,482
Quasi-Sovereigns		– 0	–	9,624,484		– 0	–	9,624,484
Bank Loans		– 0	–	8,625,950		– 0	–	8,625,950
Governments – Sovereign Agencies		– 0	–	8,416,869		– 0	–	8,416,869
Common Stocks		2,378,243		– 0	–	5,611,502		7,989,745
Whole Loan Trusts		– 0	–	– 0	–	4,530,314		4,530,314
Preferred Stocks		– 0	–	– 0	–	3,721,026		3,721,026
Local Governments – Regional Bonds		– 0	–	3,388,548		– 0	–	3,388,548
Local Governments – US Municipal Bonds		– 0	–	2,907,264		– 0	–	2,907,264
Governments – Sovereign Bonds		– 0	–	857,427		– 0	–	857,427
Options Purchased – Puts		– 0	–	228,325		– 0	–	228,325
Options Purchased – Calls		– 0	–	110,586		– 0	–	110,586
Mortgage Pass-Throughs		– 0	–	29,350		– 0	–	29,350
Warrants		1,046		– 0	–	13,212	(a)	14,258
Short-Term Investments		15,156,127		– 0	–	– 0	–	15,156,127

Total Investments in Securities		17,535,416		2,922,532,986		146,193,842		3,086,262,244
Other Financial Instruments(b):
Assets:
Futures		44,876		– 0	–	– 0	–	44,876	(c)
Forward Currency Exchange Contracts		– 0	–	26,108,669		– 0	–	26,108,669
Centrally Cleared Credit Default Swaps		– 0	–	1,512,266		– 0	–	1,512,266	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	7,880,176		– 0	–	7,880,176	(c)
Liabilities:
Futures		(4,118,171)		– 0	–	– 0	–	(4,118,171	)(c)
Forward Currency Exchange Contracts		– 0	–	(14,422,368)		– 0	–	(14,422,368)
Currency Options Written		– 0	–	(3,357,537)		– 0	–	(3,357,537)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,007,257)		– 0	–	(2,007,257	)(c)
Credit Default Swaps		– 0	–	(19,766,477)		– 0	–	(19,766,477)
Variance Swaps		– 0	–	(3,039)		– 0	–	(3,039)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1	Level 2			Level 3			Total
Reverse Repurchase Agreements	$(404,868,031)	$	– 0	–	$	– 0	–	$(404,868,031)

Total(d)	$(391,405,910)		$2,918,477,419			$146,193,842		$2,673,265,351

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Collateralized Mortgage Obligations			Asset-Backed Securities
Balance as of 10/31/17	$8,839,957			$5,300,000		$23,774,688
Accrued discounts/(premiums)	81,475			– 0	–	(138,913)
Realized gain (loss)	(102,040)			– 0	–	(1,028,414)
Change in unrealized appreciation/depreciation	1,678,643			– 0	–	(1,416,064)
Purchases/Payups	2,700,800			– 0	–	10,177,362
Sales/Paydowns	(6,209,788)			– 0	–	(2,390,568)
Transfers in to Level 3	260,279			– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(5,300,000)		– 0	–

Balance as of 4/30/18	$7,249,326		$	– 0	–	$28,978,091

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(b)	$(370,624)		$	– 0	–	$(1,469,324)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Emerging Markets - Corporate Bonds			Collateralized Loan Obligations		Commercial Mortgage-Backed Securities
Balance as of 10/31/17		$253,685		$14,845,194		$41,690,886
Accrued discounts/(premiums)		(1,094)		1,970		50,160
Realized gain (loss)		– 0	–	11,582		(403,800)
Change in unrealized appreciation/depreciation		(83,916)		(56,679)		423,919
Purchases/Payups		– 0	–	43,224,258		2,562,925
Sales/Paydowns		– 0	–	(399,011)		(6,272,526)
Transfers in to Level 3		242,818		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 4/30/18		$411,493		$57,627,314		$38,051,564

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(b)		$(83,916)		$(56,679)		$(206,603)

	Bank Loans			Common Stocks		Whole Loan Trusts
Balance as of 10/31/17		$2,077,333		$4,609,736		$10,733,694
Accrued discounts/(premiums)		– 0	–	– 0	–	(8,760)
Realized gain (loss)		– 0	–	260,341		(2,883,066)
Change in unrealized appreciation/depreciation		– 0	–	214,924		1,382,631
Purchases/Payups		– 0	–	1,175,596		– 0	–
Sales/Paydowns		– 0	–	(1,630,150)		(4,694,185)
Transfers in to Level 3		– 0	–	981,055		– 0	–
Transfers out of Level 3		(2,077,333)		– 0	–	– 0	–

Balance as of 4/30/18	$	– 0	–	$5,611,502		$4,530,314

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(b)	$	– 0	–	$189,888		$(414,598)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Preferred Stocks		Warrants(a)			Total
Balance as of 10/31/17	$3,578,937		$	– 0	–	$115,704,110
Accrued discounts/(premiums)	– 0	–		– 0	–	(15,162)
Realized gain (loss)	– 0	–		– 0	–	(4,145,397)
Change in unrealized appreciation/depreciation	107,208			13,212		2,263,878
Purchases/Payups	2,548,299			– 0	–	62,389,240
Sales/Paydowns	(2,513,418)			– 0	–	(24,109,646)
Transfers in to Level 3	– 0	–		– 0	–	1,484,152
Transfers out of Level 3	– 0	–		– 0	–	(7,377,333)

Balance as of 4/30/18	$3,721,026			$13,212		$146,193,842 (c)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(b)	$528,971			$13,212		$(1,869,673)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2018. Securities priced i) by third party vendors, or ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/18			Valuation Technique	Unobservable Input	Range / Weighted Average
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$0.00 / N/A
		$165,778		Recovery Analysis	Collateral Value	$100.00 / N/A

$165,778

Common Stocks		$1,285,808		Market-Approach	EBITDA* Projection EBITDA* Multiples	$113.4MM / N/A 7.0X-9.0X / 8.0X
		$1,374,954		Recovery Analysis	Liquidation Value	$202.56 / N/A
		$533,524		Market-Approach	EBITDA* Projection EBITDA* Multiples	$259.9MM / N/A 8.1X-10.1X / 9.1X

$3,194,286

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 4/30/18			Valuation Technique	Unobservable Input	Range / Weighted Average
Whole Loan Trusts		$1,906,033		Market-Approach	Underlying NAV of the collateral	$66.10 / N/A
		$122,747		Discounted Cash Flow	Level Yield	$31.64 / N/A
		$1,374,394		Discounted Cash Flow	Cash Flow Yield	98.19% / N/A
		$319,884		Recovery Analysis	Cumulative Loss	<20% / NA
		$807,256		Recovery Analysis	Cumulative Loss	<20% / NA

$4,530,314

Preferred Stocks		$1,176,200		Market-Approach	EBITDA* Projection EBITDA* Multiples	$113.4MM / N/A 7.0X-9.0X / 8.0X
Warrants	$	– 0	–	Qualitative Assessment		$0.00 / N/A

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in level yield, cash flow yield, cumulative loss and delinquency rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in collateral value, EBITDA projections/multiples and liquidation value in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Redemption Fees

The Fund imposed a .75% fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the financials statements as a component of additional paid-in capital. The fee was effective until July 22, 2016.

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10. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31. Accordingly, the statement of operations, statement of changes in net assets, statement of cash flows and the Advisor Class financial highlights reflect the ten months from January 1, 2016 to October 31, 2016. The financial highlights for Class A and Class C reflect the period from April 21, 2016 (inception date) to October 31, 2016.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. Effective January 29, 2017, the fee was reduced from .60% to .45% of the first $2.5 billion, from .55% to .40% of the excess over $2.5 billion up to $5 billion and from .50% to .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions cost), on an annual basis (the “Expense Caps”) to .77%, 1.52% and .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Effective January 29, 2017, the Expense Caps were reduced from .88% to .77%, 1.63% to 1.52%, and .63% to .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2016 are subject to repayment by the Fund until October 31, 2019; such waivers that are subject to repayment amount to $990,111. Any fees waived and expenses borne by the Adviser from November 1, 2016 through October 31, 2017 are subject to repayment by the Fund until October 31, 2020; such waivers that are subject to repayment amount to $1,361,441. Any fees waived and expenses borne by the Adviser from November 1, 2017 through April 22, 2018 are subject to repayment by the Fund until October 31, 2021; such waivers that are subject to repayment amount to $396,862. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before January 31, 2019. The Predecessor Fund did not have an Expense Cap. For the six months ended April 30, 2018, such reimbursement/waivers amounted to $727,844. Prior to April 21, 2016, the Predecessor Fund paid the Adviser a monthly

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advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Predecessor Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Predecessor Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Predecessor Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap, less interest on money borrowed by the Predecessor Fund) accrued by the Predecessor Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Predecessor Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

During the year ended October 31, 2017, the Adviser reimbursed the Fund $346 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the reimbursement for such services amounted to $33,611.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization Computershare Trust Company, N.A. was the Transfer Agent. Such compensation retained by ABIS amounted to $350,518 for the six months ended April 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $36,590 from the sale of Class A shares and received $34,444 and $25,853 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively for the six months ended April 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee

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and expense. For the six months ended April 30, 2018, such waiver amounted to $50,266.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$79,428	$723,218	$787,490	$15,156	$269

Brokerage commissions paid on investment transactions for the six months ended April 30, 2018 amounted to $103,859, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $539,628 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$577,476,448	$563,354,758
U.S. government securities	884,489,673	54,096,248

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$73,947,089
Gross unrealized depreciation	(125,730,644)

Net unrealized depreciation	$(51,783,555)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified

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asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At April 30, 2018, the maximum payments for written put options amounted to $18,431,742,683. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2018, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2018, the Fund held written options and swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where

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applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to

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generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2018, the Fund did not

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have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2018, the Fund held credit default swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2018, the Fund held variance swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$44,876	*	Receivable/Payable for variation margin on futures	$4,118,171	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	279,936	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	7,880,176	*	Receivable/Payable for variation margin on centrally cleared swaps	2,007,257	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$26,108,669	Unrealized depreciation on forward currency exchange contracts	$14,422,368

Foreign exchange contracts	Investments in securities, at value	338,911	Options written, at value	3,357,537

Credit contracts	Unrealized appreciation on credit default swaps	3,603,228	Unrealized depreciation on credit default swaps	2,118,153

Equity contracts			Unrealized depreciation on variance swaps	3,039

Total		$38,255,796		$26,026,525

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(24,836,960)	$1,747,095

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,339,836)	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(2,728,172)	(990,822)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(1,035,774)	$79,047

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(448,449)	130,886

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	8,300,320	1,523,542

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	267,826	– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	295,916	(145,261)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,844,199)	7,556,258

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,193,339	6,912,857

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,240,158	$(221,934)

Total		$(20,935,831)	$16,591,668

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018:

Futures:
Average original value of buy contracts	$862,556,904
Average original value of sale contracts	$702,790,690
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$636,256,635
Average principal amount of sale contracts	$1,490,932,439
Purchased Options:
Average notional amount	$158,165,342
Options Written:
Average notional amount	$479,613,630
Swaptions Written:
Average notional amount	$84,293,500	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$877,995,487
Credit Default Swaps:
Average notional amount of sale contracts	$143,477,306
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$49,460,000	(b)
Average notional amount of sale contracts	$22,772,750	(c)
Variance Swaps:
Average notional amount	$3,638,025	(d)

(a)	Positions were open for one month during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for three months during the period.

(d)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Australia and New Zealand Banking Group Ltd.	$283,833	$(283,833)	$	– 0	–	$	– 0	–	$ – 0	–
Bank of America, NA	310,026	(310,026)		– 0	–		– 0	–	– 0	–
Barclays Bank PLC	286,433	(286,433)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	2,738,850	(1,109,240)		(1,420,000)			– 0	–	209,610
Citibank, NA	4,080,405	(848,515)		– 0	–		– 0	–	3,231,890
Credit Suisse International	2,552,921	(2,552,921)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,920,320	(1,920,320)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	1,539,144	(1,539,144)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	3,585,109	(1,076,870)		(250,000)			– 0	–	2,258,239
JPMorgan Chase Bank, NA	3,090,354	(3,090,354)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	2,057,088	(2,057,088)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	1,038,140	(1,038,140)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	1,907,346	(517,616)		(548,000)			– 0	–	841,730
State Street Bank & Trust Co.	1,057,611	(264,459)		– 0	–		(120,097)		673,055

Total	$26,447,580	$(16,894,959)		$(2,218,000)			$(120,097)		$7,214,524	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Australia and New Zealand Banking Group Ltd.	$553,387	$(283,833)	$	– 0	–	$	– 0	–	$269,554
Bank of America, NA	1,043,414	(310,026)		– 0	–		(279,080)		454,308
Barclays Bank PLC	1,100,985	(286,433)		– 0	–		(814,552)		– 0	–
BNP Paribas SA	1,109,240	(1,109,240)		– 0	–		– 0	–	– 0	–
Citibank, NA	848,515	(848,515)		– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$2,011,253	$	– 0	–	$	– 0	–	$(2,011,253)		$	– 0	–
Credit Suisse International	3,856,898		(2,552,921)			– 0	–	(1,303,977)			– 0	–
Deutsche Bank AG	5,183,289		(1,920,320)			– 0	–	(3,262,969)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	11,275,931		(1,539,144)			– 0	–	(9,736,787)			– 0	–
HSBC Bank USA	1,076,870		(1,076,870)			– 0	–	– 0	–		– 0	–
JPMorgan Chase Bank, NA	3,424,581		(3,090,354)			– 0	–	(334,227)			– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	3,092,369		(2,057,088)			– 0	–	(620,800)			414,481
Royal Bank of Scotland PLC	1,770,550		(1,038,140)			– 0	–	– 0	–		732,410
Standard Chartered Bank	517,616		(517,616)			– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	264,459		(264,459)			– 0	–	– 0	–		– 0	–
UBS AG	420,064		– 0	–		– 0	–	(303,104)			116,960

Total	$37,549,421		$(16,894,959)		$	– 0	–	$(18,666,749)			$1,987,713	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended April 30, 2018, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2018, the average amount of reverse repurchase agreements outstanding was $424,576,217 and the daily weighted average interest rate was 1.48%. At April 30, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $404,868,031 as reported on the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$7,312,370	$(7,312,370)		$–0	–
Credit Suisse	17,844,149	(17,844,149)		– 0	–
HSBC Bank USA	349,352,495	(349,352,495)		– 0	–
JP Morgan Chase Bank	30,359,017	(30,359,017)		– 0	–

Total	$404,868,031	$(404,868,031)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

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During the six months ended April 30, 2018, the Fund had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Common Stock

During the years ended December 31, 2015 and December 31, 2014 the Predecessor Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Predecessor Fund announced a share repurchase program for the Predecessor Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Predecessor Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Predecessor Fund stockholders by the repurchase of Predecessor Fund shares at a discount to their net asset value. During the years ended December 31, 2015 and December 31, 2014, the Predecessor Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class A
Shares sold	24,037,366	23,455,002	$191,263,262	$191,015,549

Shares issued in reinvestment of dividends	665,715	161,151	5,252,454	1,312,042

Shares converted from Class C	642	11,746	5,010	95,630

Shares redeemed	(8,593,906)	(3,466,393)	(67,577,581)	(28,278,499)

Net increase	16,109,817	20,161,506	$128,943,145	$164,144,722

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class C
Shares sold	4,334,685	7,657,205	$34,355,275	$62,456,060

Shares issued in reinvestment of dividends	159,657	58,798	1,262,573	479,345

Shares converted to Class A	(641)	(11,732)	(5,010)	(95,630)

Shares redeemed	(1,012,642)	(179,030)	(7,974,907)	(1,463,342)

Net increase	3,481,059	7,525,241	$27,637,931	$61,376,433

Advisor Class
Shares sold	124,689,882	134,693,611	$988,445,240	$1,097,096,092

Shares issued in reinvestment of dividends	5,098,197	3,720,533	40,277,112	30,140,363

Shares redeemed	(53,837,117)	(28,723,376)	(423,988,237)	(232,059,822)

Net increase	75,950,962	109,690,768	$604,734,115	$895,176,633

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

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Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these

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NOTES TO FINANCIAL STATEMENTS (continued)

securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 and year ended December 31, 2015 were as follows:

	2017		2016		2015
Distributions paid from:
Ordinary income	$60,370,948		$53,039,602		$107,568,721
Net long-term capital gains	– 0	–	– 0	–	3,863,457

Total taxable distributions	$60,370,948		$53,039,602		$111,432,178

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$20,428,559
Accumulated capital and other losses	(54,688,818	)(a)
Unrealized appreciation/(depreciation)	(4,651,856	)(b)

Total accumulated earnings/(deficit)	$(38,912,115	)(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $39,792,946. As of October 31, 2017, the cumulative deferred loss on straddles was $14,895,872.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net short-term capital loss carryforward of $1,316,731 and a net long-term capital loss carryforward of $38,476,215, which may be carried forward for an indefinite period.

NOTE J

Reorganization

At a meeting held on August 6, 2015 the Board, on behalf of the Fund, and the Board of Directors of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund, and the Predecessor Fund shareholders approved the Reorganization Agreement at a Special Meeting of Shareholders held on March 1, 2016. The acquisition

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NOTES TO FINANCIAL STATEMENTS (continued)

was completed at the close of business April 21, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization		Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization			Aggregate net assets immediately after the Reorganization
Predecessor Fund*	215,833,695		– 0	–		$1,725,148,833	+	$	– 0	–
The Fund	– 0	–	215,833,695		$	– 0	–		$1,725,148,833

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of ($20,163,122) and unrealized appreciation on investments of $61,667,545, with a fair value of $2,379,923,538 and identified cost of $2,318,255,993.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017	April 21, 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 8.09		$ 8.08	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.15		.36	.17	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)		.05	.08
Contributions from Affiliates	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.13)		.41	.25

Less: Dividends
Dividends from net investment income	(.23)		(.40)	(.16)

Net asset value, end of period	$ 7.73		$ 8.09	$ 8.08

Total Return
Total investment return based on net asset value(e)	(1.64)%		5.17%	3.14	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$282,246		$165,294	$2,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.02	%^	1.03%	1.16	%^
Expenses, before waivers/reimbursements(f)	1.08	%^	1.11%	1.37	%^
Net investment income(c)	3.87	%^	4.42%	4.06	%^†
Portfolio turnover rate	22%		42%	14%

See footnote summary on page 111.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017	April 21, 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 8.10		$ 8.09	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.12		.30	.14	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)		.05	.09
Contributions from Affiliates	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.16)		.35	.23

Less: Dividends
Dividends from net investment income	(.20)		(.34)	(.13)

Net asset value, end of period	$ 7.74		$ 8.10	$ 8.09

Total Return
Total investment return based on net asset value(e)	(2.00)%		4.37%	2.85	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,217		$62,121	$1,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.77	%^	1.78%	1.90	%^
Expenses, before waivers/reimbursements(f)	1.83	%^	1.87%	2.15	%^
Net investment income(c)	3.12	%^	3.68%	3.34	%^†
Portfolio turnover rate	22%		42%	14%

See footnote summary on page 111.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017		January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
							2015		2014		2013		2012

Net asset value, beginning of period	$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93

Income From Investment Operations
Net investment income(b)	.16	(c)	.41	(c)	.29	(c)†	.38		.42		.40		.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)		.02		.22		(.41)		.19		(.71)		.57
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.13)		.43		.51		(.03)		.61		(.31)		.97

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.42)		(.28)		(.46)		(.45)		(.41)		(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)		– 0	–	(.04)		(.53)

Total dividends and distributions	(.24)		(.42)		(.28)		(.51)		(.45)		(.45)		(1.01)

Redemption fee	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–
Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	– 0	–	.06		.05		– 0	–	– 0	–

Net asset value, end of period	$ 7.73		$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89

Market value, end of period	N/A		N/A		N/A		$ 7.67		$ 7.47		$ 7.13		$ 8.10

Discount, end of period	N/A		N/A		N/A		(2.42)%		(10.43)%		(12.30)%		(8.89)%
Total Return
Total investment return based on:
Market value	N/A		N/A		N/A		9.71	%(h)	11.28	%(h)	(6.50	)%(h)	13.80	%(h)
Net asset value	(1.64)%		5.44	%(e)	6.66	%(e)†	.70	%(h)	8.96	%(h)	(2.86	)%(h)	12.15	%(h)
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,311		$1,806		$916		$1,696		$1,902		$1,976		$2,159
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.77	%^	.81%		.88	%^	.75%		.67%		.63%		.64%
Expenses, before waivers/reimbursements(f)	.83	%^	.93%		.96	%^	.75%		.67%		.63%		.64%
Net investment income	4.12	%(c)^	5.11	%(c)	4.29	%(c)^†	4.57%		5.02%		4.74%		4.34%
Portfolio turnover rate	22%		42%		14%		34%		32%		107%		58%

See footnote summary on page 111.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017	January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
						2015	2014	2013	2012

Class A
Net of waivers/reimbursements	.77	%^	.77%	.88	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	.83	%^	.85%	1.09	%^	N/A	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.52	%^	1.52%	1.63	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.58	%^	1.61%	1.87	%^	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.52	%^	.54%	.61	%^	.61%	.61%	.57%	.55%
Before waivers/reimbursements	.58	%^	.65%	.69	%^	.61%	.61%	.57%	.55%

(g)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(h)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

†	For year ended October 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .003	.04%	.03%

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

abfunds.com	AB INCOME FUND | 113

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since January 29, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory

abfunds.com	AB INCOME FUND | 115

fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since January 29, 2017, when the advisory fee was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB INCOME FUND | 117

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0418

APR    04.30.18

SEMI-ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 11, 2018

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio for the semi-annual reporting period ended April 30, 2018.

The Fund’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE BOND PORTFOLIO
Class A Shares	-1.25%	0.32%
Class B Shares[1]	-1.61%	-0.43%
Class C Shares	-1.53%	-0.44%
Advisor Class Shares[2]	-1.03%	0.57%
Class R Shares[2]	-1.28%	0.06%
Class K Shares[2]	-1.16%	0.32%
Class I Shares[2]	-1.03%	0.57%
Class Z Shares[2]	-1.12%	0.57%
Bloomberg Barclays US Aggregate Bond Index	-1.87%	-0.32%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2018.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection contributed relative to the benchmark, as gains from selection within commercial mortgage-backed securities (“CMBS”) and agency risk-sharing bonds outweighed negative returns from selection in agency mortgage-backed securities (“MBS”). Country positioning and the Fund’s shorter-than-benchmark duration were also positive, as interest rates rose over the period. Currency positioning detracted from returns.

2 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

During the 12-month period, all share classes except Class B and C shares outperformed the benchmark, before sales charges. Security selection added to returns, as gains from CMBS, agency risk-sharing bonds and investment-grade corporates offset losses from selection in agency MBS. The Fund’s shorter-than-benchmark duration was also positive, as rates rose over the period. Country positioning contributed to returns, while currency positioning detracted.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which contributed for the six-month period and detracted for the 12-month period. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Variance swaps were used for hedging purposes during the six-month period, which had no material impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets were volatile during the six-month period. Emerging-market debt had mixed returns, with some segments of the market helped by increasing oil prices and an improving global growth story, while the rise in global rates weighed on others. Investment-grade credit and high-yield markets fell in the period, trailing the positive returns of emerging-market local-currency government bonds and developed-market treasuries. US, Canadian, Australian and German treasury yields rose, while the UK and Japanese curves flattened and treasury yields in other developed markets moved in different directions. The passage of US tax reform buoyed market sentiment, while in Europe, despite some formal progress on Brexit, investor anxiety increased around a bifurcated outlook for the negotiation process. The US Federal Reserve (the “Fed”) raised interest rates twice in the period, and began to formally reduce its balance sheet, as universally anticipated by markets. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018, and further if necessary. At the end of the period, a severe spike in volatility shook a broad swath of capital markets. US Treasury yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. Additionally, President Trump’s announcement of tariffs on Chinese imports weighed on capital markets worldwide, as investors feared the possible onset of a global trade war.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily

(continued on next page)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 3

marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

4 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may

6 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			2.22%
1 Year	0.32%	-3.94%
5 Years	1.93%	1.04%
10 Years	4.08%	3.63%
CLASS B SHARES			1.53%
1 Year	-0.43%	-3.37%
5 Years	1.19%	1.19%
10 Years[2]	3.66%	3.66%
CLASS C SHARES			1.57%
1 Year	-0.44%	-1.42%
5 Years	1.19%	1.19%
10 Years	3.35%	3.35%
ADVISOR CLASS SHARES[3]			2.58%
1 Year	0.57%	0.57%
5 Years	2.22%	2.22%
10 Years	4.38%	4.38%
CLASS R SHARES[3]			1.94%
1 Year	0.06%	0.06%
5 Years	1.70%	1.70%
10 Years	3.86%	3.86%
CLASS K SHARES[3]			2.25%
1 Year	0.32%	0.32%
5 Years	1.95%	1.95%
10 Years	4.12%	4.12%
CLASS I SHARES[3]			2.59%
1 Year	0.57%	0.57%
5 Years	2.20%	2.20%
10 Years	4.39%	4.39%
CLASS Z SHARES[3]			2.69%
1 Year	0.57%	0.57%
Since Inception[4]	2.55%	2.55%
The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.03%, 1.81%, 1.78%, 0.78%, 1.39%, 1.09%, 0.75% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class B, Class C,

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2018.

2	Assumes conversion of Class B shares into Class A shares after six years.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.47%
5 Years	1.38%
10 Years	3.68%
CLASS B SHARES
1 Year	-1.95%
5 Years	1.50%
10 Years[1]	3.69%
CLASS C SHARES
1 Year	0.12%
5 Years	1.53%
10 Years	3.39%
ADVISOR CLASS SHARES[2]
1 Year	2.14%
5 Years	2.54%
10 Years	4.42%
CLASS R SHARES[2]
1 Year	1.63%
5 Years	2.03%
10 Years	3.90%
CLASS K SHARES[2]
1 Year	1.89%
5 Years	2.28%
10 Years	4.16%
CLASS I SHARES[2]
1 Year	2.13%
5 Years	2.54%
10 Years	4.43%
CLASS Z SHARES[2]
1 Year	2.04%
Since Inception[3]	2.74%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.50	$3.79	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class B
Actual	$1,000	$983.90	$7.48	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Class C
Actual	$1,000	$984.70	$7.48	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$989.70	$2.57	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class R
Actual	$1,000	$987.20	$5.03	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class K
Actual	$1,000	$988.40	$3.80	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class I
Actual	$1,000	$989.70	$2.57	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class Z
Actual	$1,000	$988.80	$2.56	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $374.7

TOP TEN SECTORS (including derivatives)1

Mortgage Pass-Throughs	20.9%
Corporates – Investment Grade	19.9
Government – Treasuries[2]	17.5
Commercial Mortgage-Backed Securities[3]	12.2
Asset-Backed Securities	10.6
Collateralized Mortgage Obligations	6.9
Inflation-Linked Securities	4.3
Corporates – Non-Investment Grade[3]	2.7
U.S. Treasury Bills	2.2
Interest Rate Swaps[4]	-5.0

SECTOR BREAKDOWN (excluding derivatives)5

Mortgage Pass-Throughs	19.3%	Emerging Markets – Corporate Bonds	1.0%
Corporates – Investment Grade	18.3	Emerging Markets – Treasuries	0.7
Governments – Treasuries	15.7	Governments – Sovereign Bonds	0.5
Commercial Mortgage-Backed Securities	9.9	Local Governments – US Municipal Bonds	0.4
Asset-Backed Securities	9.7	Common Stocks	0.2
Collateralized Mortgage Obligations	6.4	Other	0.1
Corporates – Non-Investment Grade	4.1	Short-Term	9.7
Inflation-Linked Securities	4.0		100.0%

1	All data are as of April 30, 2018. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4	Represents the exposure of the Fund’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5	All data are as of April 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents the following categories: Quasi-Sovereigns and Emerging Markets – Sovereigns.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

April 30, 2018 (unaudited)

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 20.9%
Agency Fixed Rate 30-Year – 16.2%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35	U.S.$	220		$239,294
Series 2007 5.50%, 7/01/35		30		32,503
Series 2016 4.00%, 2/01/46		1,539		1,582,026
Series 2017 4.00%, 7/01/44		1,207		1,239,578
Federal National Mortgage Association Series 2003 5.50%, 4/01/33-7/01/33		211		230,745
Series 2004 5.50%, 4/01/34-1/01/35		699		763,411
Series 2005 5.50%, 2/01/35		89		97,363
Series 2007 5.50%, 8/01/37		407		444,563
Series 2010 4.00%, 12/01/40		711		730,515
Series 2013 4.00%, 10/01/43		1,747		1,793,130
Series 2016 3.50%, 1/01/47		1,663		1,654,821
Series 2017 3.50%, 9/01/47-1/01/48		12,881		12,804,130
Series 2018 3.50%, 11/01/47-3/01/48		16,716		16,612,821
4.00%, 5/01/48, TBA		7,789		7,933,827
4.50%, 5/01/48, TBA		12,700		13,228,836
Government National Mortgage Association Series 1990 9.00%, 12/15/19		0	**	3
Series 1999 8.15%, 9/15/20		14		14,478
Series 2016 3.00%, 4/20/46-5/20/46		1,224		1,196,410

				60,598,454

Agency Fixed Rate 15-Year – 4.7%
Federal National Mortgage Association Series 2016 2.50%, 8/01/31-1/01/32		4,303		4,190,378
Series 2017 2.50%, 2/01/32		1,223		1,191,362

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018 3.50%, 5/01/33, TBA	U.S.$	12,160	$12,303,450

			17,685,190

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2012 2.50%, 5/01/22		145	143,823

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.75% (LIBOR 12 Month + 2.00%), 1/01/37(a)		29	30,416

Total Mortgage Pass-Throughs (cost $79,172,812)			78,457,883

CORPORATES – INVESTMENT GRADE – 19.9%
Financial Institutions – 10.7%
Banking – 9.3%
ABN AMRO Bank NV 4.75%, 7/28/25(b)		200	202,572
Banco Santander SA 3.25%, 4/04/26(b)	EUR	300	394,349
3.50%, 4/11/22	U.S.$	400	394,948
5.179%, 11/19/25		600	619,302
Bank of America Corp. 2.881%, 4/24/23		900	874,908
3.824%, 1/20/28		905	880,873
Series G 3.593%, 7/21/28		890	850,003
Bank of Nova Scotia (The) 2.50%, 1/08/21		190	186,574
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		565	558,101
BB&T Corp. 2.625%, 6/29/20		319	316,100
BNP Paribas SA 2.375%, 5/21/20		355	350,772
3.80%, 1/10/24(b)		347	343,658
Series E 2.25%, 1/11/27(b)	EUR	345	427,883
BPCE SA 2.65%, 2/03/21	U.S.$	313	307,670
5.70%, 10/22/23(b)		230	244,745

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 3.30%, 10/30/24	U.S.$	901	$859,914
Citigroup, Inc. 3.668%, 7/24/28		1,240	1,183,282
3.70%, 1/12/26		1,000	971,380
Citizens Bank NA/Providence RI 2.25%, 3/02/20		380	373,715
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	246,470
Compass Bank 2.875%, 6/29/22		895	863,263
5.50%, 4/01/20		1,339	1,382,451
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,367,234
Cooperatieve Rabobank UA/NY 2.25%, 1/14/20		250	246,795
Credit Agricole SA/London 2.75%, 6/10/20(b)		378	374,515
3.25%, 10/04/24(b)		257	244,456
3.375%, 1/10/22(b)		355	350,644
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		600	596,766
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		710	684,099
3.75%, 5/22/25		254	248,217
3.85%, 7/08/24		905	900,285
Series D 6.00%, 6/15/20		1,282	1,354,728
HSBC Bank USA NA 4.875%, 8/24/20		360	371,948
HSBC Holdings PLC 3.262%, 3/13/23		902	888,046
4.041%, 3/13/28		1,184	1,158,544
JPMorgan Chase & Co. 3.22%, 3/01/25		890	857,257
3.54%, 5/01/28		1,615	1,543,520
KeyBank NA/Cleveland OH 2.25%, 3/16/20		629	620,540
Lloyds Banking Group PLC 3.75%, 1/11/27		920	881,075
4.375%, 3/22/28		673	668,949
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		550	542,520
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		234	233,050

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley 3.591%, 7/22/28	U.S.$	1,500	$1,424,055
5.625%, 9/23/19		478	495,146
Series G 5.50%, 7/24/20		590	619,712
MUFG Bank Ltd. 2.30%, 3/05/20(b)		380	373,939
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		300	296,862
Nationwide Building Society 4.00%, 9/14/26(b)		950	904,942
PNC Bank NA 2.60%, 7/21/20		250	247,275
Santander Holdings USA, Inc. 4.40%, 7/13/27		890	870,109
Santander UK PLC 5.00%, 11/07/23(b)		500	514,205
UBS AG/Stamford CT 7.625%, 8/17/22		620	694,902
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)		436	433,532
US Bancorp Series J 5.30%, 4/15/27(c)		380	384,537
Wells Fargo & Co. 3.069%, 1/24/23		712	693,417

			34,918,754

Finance – 0.3%
Synchrony Financial 3.95%, 12/01/27		910	846,227

Insurance – 0.9%
American International Group, Inc. 8.175%, 5/15/58		940	1,230,394
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(b)		744	745,920
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		110	114,616
MetLife Capital Trust IV 7.875%, 12/15/37(b)		699	875,127
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		246	387,740

			3,353,797

REITS – 0.2%
American Tower Corp. 3.40%, 2/15/19		261	261,832

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Trust F/1401 5.25%, 1/30/26(b)	U.S.$	565	$564,294

			826,126

			39,944,904

Industrial – 8.4%
Basic – 1.1%
Anglo American Capital PLC 3.75%, 4/10/22(b)		200	198,318
Eastman Chemical Co. 3.80%, 3/15/25		220	219,927
Glencore Funding LLC 4.125%, 5/30/23(b)		516	514,591
Minsur SA 6.25%, 2/07/24(b)		335	354,263
Mosaic Co. (The) 5.625%, 11/15/43		193	191,857
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		1,607	1,584,904
Vale Overseas Ltd. 6.875%, 11/21/36		495	571,354
Yamana Gold, Inc. 4.95%, 7/15/24		339	343,851

			3,979,065

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		540	571,050
General Electric Co. Series D 5.00%, 1/21/21(c)		187	185,040

			756,090

Communications - Media – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		740	752,210
Cox Communications, Inc. 2.95%, 6/30/23(b)		233	222,410
Time Warner Cable LLC 4.50%, 9/15/42		230	195,781
5.00%, 2/01/20		740	759,210
Time Warner, Inc. 4.875%, 3/15/20		390	402,714

			2,332,325

18 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.3%
AT&T, Inc. 3.40%, 5/15/25	U.S.$	1,610	$1,532,994
4.125%, 2/17/26		1,161	1,149,367
5.15%, 2/14/50		395	399,645
Crown Castle Towers LLC 4.883%, 8/15/20(b)		288	296,461
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	105,399
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(b)	U.S.$	740	746,209
Verizon Communications, Inc. 4.862%, 8/21/46		555	541,253

			4,771,328

Consumer Cyclical - Automotive – 0.8%
Ford Motor Credit Co. LLC 3.664%, 9/08/24		603	576,329
5.875%, 8/02/21		1,291	1,372,333
General Motors Co. 3.50%, 10/02/18		340	341,126
General Motors Financial Co., Inc. 3.10%, 1/15/19		560	561,103
3.25%, 5/15/18		43	43,010
4.00%, 1/15/25		106	103,526
4.30%, 7/13/25		135	133,207

			3,130,634

Consumer Non-Cyclical – 1.3%
Becton Dickinson and Co. 3.734%, 12/15/24		180	175,615
Biogen, Inc. 4.05%, 9/15/25		683	685,220
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		6	6,347
CVS Health Corp. 4.10%, 3/25/25		450	448,403
4.30%, 3/25/28		450	445,095
Gilead Sciences, Inc. 2.55%, 9/01/20		910	902,811
Mylan NV 3.125%, 11/22/28(b)	EUR	344	432,209
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	345	368,698
Tyson Foods, Inc. 2.65%, 8/15/19		164	163,218
3.95%, 8/15/24		541	540,199

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	U.S.$	377	$373,581
Zoetis, Inc. 3.45%, 11/13/20		334	335,329

			4,876,725

Energy – 1.3%
Cenovus Energy, Inc. 3.00%, 8/15/22		42	40,310
5.70%, 10/15/19		169	174,013
Ecopetrol SA 5.875%, 5/28/45		245	236,547
Encana Corp. 3.90%, 11/15/21		415	417,963
Energy Transfer LP/Regency Energy Finance Corp. 5.75%, 9/01/20		420	438,367
Energy Transfer Partners LP 6.70%, 7/01/18		411	413,573
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	135,606
Enterprise Products Operating LLC 5.20%, 9/01/20		235	245,225
Hess Corp. 4.30%, 4/01/27		648	628,333
Noble Energy, Inc. 3.90%, 11/15/24		463	460,449
4.15%, 12/15/21		290	294,588
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		594	561,918
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		482	496,084
Williams Partners LP 4.125%, 11/15/20		403	408,569

			4,951,545

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(b)		530	542,588

Services – 0.4%
Expedia Group, Inc. 3.80%, 2/15/28		636	579,510
S&P Global, Inc. 4.40%, 2/15/26		584	604,977
Total System Services, Inc. 3.75%, 6/01/23		116	115,026

			1,299,513

20 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 1.2%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	217	$225,072
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		181	175,892
3.875%, 1/15/27		395	377,126
Dell International LLC/EMC Corp. 5.45%, 6/15/23(b)		865	909,669
6.02%, 6/15/26(b)		145	154,105
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)		629	620,137
KLA-Tencor Corp. 4.65%, 11/01/24		614	634,686
Lam Research Corp. 2.80%, 6/15/21		269	264,992
Motorola Solutions, Inc. 3.50%, 3/01/23		400	390,032
7.50%, 5/15/25		43	50,622
Seagate HDD Cayman 4.75%, 1/01/25		336	325,954
VMware, Inc. 2.95%, 8/21/22		283	272,042

			4,400,329

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(b)		545	536,825

			31,576,967

Utility – 0.8%
Electric – 0.8%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(b)		710	703,702
Dominion Energy, Inc. 4.70%, 12/01/44		750	780,668
Exelon Generation Co. LLC 2.95%, 1/15/20		453	451,310
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)		580	595,225
TECO Finance, Inc. 5.15%, 3/15/20		380	392,426

			2,923,331

Total Corporates – Investment Grade (cost $75,253,616)			74,445,202

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 17.1%
Singapore – 0.5%
Singapore Government Bond 2.75%, 3/01/46	SGD	2,642	$1,927,477

United States – 16.6%
U.S. Treasury Bonds 2.50%, 2/15/45-5/15/46	U.S.$	1,662	1,481,137
2.75%, 11/15/47		1,572	1,466,627
2.875%, 8/15/45-11/15/46		1,556	1,491,856
3.00%, 5/15/45-5/15/47		2,876	2,824,485
3.125%, 8/15/44		10,677	10,748,434
4.375%, 2/15/38		960	1,156,200
4.50%, 2/15/36		416	503,313
5.375%, 2/15/31		1,744	2,191,445
6.125%, 11/15/27		2,345	2,966,425
7.50%, 11/15/24		995	1,269,869
U.S. Treasury Notes 1.50%, 8/15/26		900	805,193
1.625%, 4/30/23		3,153	2,981,556
1.625%, 2/15/26(d)		418	380,471
1.75%, 11/30/19-11/30/21		14,205	13,898,948
1.875%, 1/31/22-4/30/22		4,690	4,546,367
2.00%, 8/15/25		3,430	3,225,272
2.125%, 12/31/22		5,386	5,232,836
2.25%, 11/15/25(d)		3,979	3,800,231
2.375%, 8/15/24		1,040	1,010,391

			61,981,056

Total Governments – Treasuries (cost $65,982,662)			63,908,533

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.7%
Non-Agency Fixed Rate CMBS – 8.8%
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		890	874,186
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		735	715,231
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		1,305	1,299,765
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.258%, 11/10/46(b)(e)		565	530,857

22 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-GC27, Class A5 3.137%, 2/10/48	U.S.$	1,223	$1,190,778
Series 2015-GC35, Class A4 3.818%, 11/10/48		340	343,889
Series 2016-C1, Class A4 3.209%, 5/10/49		1,359	1,318,029
Series 2016-GC36, Class A5 3.616%, 2/10/49		425	423,091
Series 2018-B2, Class A4 4.009%, 3/10/51		1,050	1,073,389
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		360	347,857
Series 2015-CR24, Class A5 3.696%, 8/10/48		430	431,001
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,045	1,052,234
Series 2015-PC1, Class A5 3.902%, 7/10/50		685	696,134
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		332	329,159
Series 2015-C3, Class A4 3.718%, 8/15/48		573	574,386
Series 2015-C4, Class A4 3.808%, 11/15/48		1,450	1,461,088
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		1,135	1,129,205
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)		766	743,359
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,125	1,148,368
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		156	156,250
Series 2006-LDP9, Class AM 5.372%, 5/15/47(e)		175	175,638
Series 2011-C5, Class D 5.588%, 8/15/46(b)(e)		127	124,692
Series 2012-C6, Class D 5.306%, 5/15/45(e)		690	675,783
Series 2012-C6, Class E 5.306%, 5/15/45(b)(e)		389	343,073

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47	U.S.$	735	$744,109
Series 2015-C30, Class A5 3.822%, 7/15/48		425	429,924
Series 2015-C31, Class A3 3.801%, 8/15/48		1,009	1,020,167
Series 2015-C32, Class C 4.818%, 11/15/48(e)		540	531,777
Series 2015-C33, Class A4 3.77%, 12/15/48		1,050	1,056,819
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		219	166,644
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		39	38,536
Series 2015-3, Class A2 2.729%, 4/20/48(b)		509	503,391
Series 2016-4, Class A2 2.579%, 3/10/49(b)		615	591,315
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 6/15/47		730	744,970
Morgan Stanley Capital I Trust
Series 2005-IQ9, Class D 5.00%, 7/15/56(e)		365	357,842
Series 2016-UB12, Class A4 3.596%, 12/15/49		660	654,531
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.444%, 11/01/31(e)(f)(g)		466	5
UBS Commercial Mortgage Trust
Series 2018-C8, Class A4 3.983%, 2/15/51		720	730,610
Series 2018-C9, Class A4 4.117%, 3/15/51		1,300	1,331,300
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,073,780
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class A5 3.451%, 2/15/48		1,040	1,028,073
Series 2015-SG1, Class C 4.618%, 9/15/48(e)		516	500,570

24 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-LC25, Class C 4.584%, 12/15/59(e)	U.S.$	545	$519,645
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	849,630
Series 2016-NXS6, Class C 4.455%, 11/15/49(e)		600	589,049
Series 2018-C43, Class A4 4.012%, 3/15/51		900	916,844
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.367%, 3/15/45(b)(f)		7,996	365,274
Series 2013-C14, Class A5 3.337%, 6/15/46		655	652,388
Series 2014-C20, Class A2 3.036%, 5/15/47		506	506,784

			33,061,419

Non-Agency Floating Rate CMBS – 1.9%
Ashford Hospitality Trust, Inc. Series 2018-ASHF, Class A 2.90% (LIBOR 1 Month + 0.90%), 4/15/35(a)(b)		750	750,000
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.897% (LIBOR 1 Month + 1.00%), 11/15/33(a)(b)(e)		1,330	1,335,245
BX Trust Series 2017-IMC, Class A 2.947% (LIBOR 1 Month + 1.05%), 10/15/32(a)(b)		805	806,001
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.497% (LIBOR 1 Month + 4.60%), 11/15/33(a)(b)(e)		450	454,219
Great Wolf Trust Series 2017-WOLF, Class A 2.897% (LIBOR 1 Month + 0.85%), 9/15/34(a)(b)		655	656,424
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.547% (LIBOR 1 Month + 1.65%), 6/24/49(a)(e)(g)		236	235,835
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.597% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		593	594,759

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust
Series 2015-XLF2, Class AFSA 3.767% (LIBOR 1 Month + 1.87%), 8/15/26(a)(b)	U.S.$	202	$202,492
Series 2015-XLF2, Class SNMA 3.847% (LIBOR 1 Month + 1.95%), 11/15/26(a)(b)		185	184,210
RETL Series 2018-RVP, Class A 2.996% (LIBOR 1 Month + 1.10%), 3/15/33(a)(b)		900	903,654
Starwood Retail Property Trust Series 2014-STAR, Class A 3.117% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		1,090	1,089,383

			7,212,222

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO Zero Coupon, 7/16/46(f)(h)		847	8

Total Commercial Mortgage-Backed Securities (cost $41,197,513)			40,273,649

ASSET-BACKED SECURITIES – 10.6%
Autos - Fixed Rate – 6.1%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		160	159,812
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,226	1,225,582
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		148	147,527
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		351	349,440
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(b)		418	414,558
Series 2018-1A, Class A 3.70%, 9/20/24(b)		920	919,772
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		13	12,969
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		67	66,855

26 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20	U.S.$	297	$295,771
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		84	84,447
Series 2016-AA, Class A3 1.77%, 10/15/20(b)		455	453,793
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(b)		600	640,077
Series 2017-D, Class A 1.87%, 3/15/21(b)		721	716,774
CPS Auto Trust Series 2017-A, Class E 7.07%, 4/15/24(b)		550	576,866
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(b)		189	188,690
Series 2018-1A, Class A 2.59%, 5/17/21(b)		888	886,194
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		270	285,355
Series 2016-3A, Class A 1.84%, 11/16/20(b)		86	85,529
Series 2016-3A, Class D 6.40%, 7/17/23(b)		350	364,061
Series 2017-1A, Class D 6.20%, 11/15/23(b)		525	540,735
Series 2017-2A, Class A 2.11%, 6/15/21(b)		257	256,287
Series 2017-3A, Class A 2.05%, 12/15/21(b)		579	575,083
Series 2017-3A, Class C 3.68%, 7/17/23(b)		385	384,015
Series 2018-1A, Class A 2.21%, 5/17/21(b)		875	871,547
Series 2018-2A, Class A 2.79%, 7/15/21(b)		1,120	1,119,944
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		422	421,623
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)		137	136,744
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(b)		350	376,685

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-4, Class E 6.44%, 1/16/24(b)	U.S.$	565	$575,006
Series 2017-2, Class A 1.85%, 7/15/21(b)		418	415,984
Series 2017-3, Class A 1.88%, 10/15/21(b)		428	424,463
Series 2017-4, Class A 2.07%, 4/15/22(b)		352	349,652
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		322	319,560
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		906	892,607
Series 2016-1, Class A1 1.76%, 2/15/21		682	677,158
Series 2017-1, Class A1 2.07%, 5/15/22		710	697,513
GM Financial Automobile Leasing Trust Series 2015-3, Class A3 1.69%, 3/20/19		163	162,580
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		575	574,480
Series 2016-1, Class A1 1.96%, 5/17/21(b)		860	853,095
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		122	122,157
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(b)		386	384,626
Series 2015-3A, Class A 2.67%, 9/25/21(b)		180	176,951
Series 2016-1A, Class A 2.32%, 3/25/20(b)		678	674,270
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(b)		1,580	1,577,304
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		299	298,306
Westlake Automobile Receivables Trust Series 2018-1A, Class A1 1.75%, 2/15/19(b)		244	243,852

28 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(b)	U.S.$	950	$937,538

			22,913,837

Other ABS - Fixed Rate – 2.6%
CLUB Credit Trust
Series 2017-P1, Class B 3.56%, 9/15/23(b)(e)		700	696,793
Series 2017-P2, Class A 2.61%, 1/15/24(b)(e)		583	581,175
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		616	612,427
Marlette Funding Trust
Series 2016-1A, Class A 3.06%, 1/17/23(b)(e)		65	65,363
Series 2017-1A, Class A 2.827%, 3/15/24(b)(e)		169	168,534
Series 2017-1A, Class C 6.658%, 3/15/24(b)(e)		750	772,828
Series 2017-2A, Class A 2.39%, 7/15/24(b)(e)		303	302,444
Series 2017-3A, Class A 2.36%, 12/15/24(b)(e)		228	226,986
Series 2017-3A, Class B 3.01%, 12/15/24(b)(e)		543	537,019
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(b)(e)		215	214,056
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(b)(e)		688	688,406
SoFi Consumer Loan Program LLC
Series 2016-2, Class A 3.09%, 10/27/25(b)(e)		309	308,277
Series 2016-3, Class A 3.05%, 12/26/25(b)(e)		356	354,657
Series 2017-1, Class A 3.28%, 1/26/26(b)(e)		290	289,600
Series 2017-2, Class A 3.28%, 2/25/26(b)(e)		407	407,467
Series 2017-3, Class A 2.77%, 5/25/26(b)(e)		340	337,150
Series 2017-4, Class B 3.59%, 5/26/26(b)(e)		870	845,971
Series 2017-5, Class A2 2.78%, 9/25/26(b)(e)		720	707,897

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-6, Class A2 2.82%, 11/25/26(b)(e)	U.S.$	725	$718,936
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(b)(e)		829	825,865

			9,661,851

Credit Cards - Fixed Rate – 1.6%
Barclays Dryrock Issuance Trust
Series 2015-2, Class A 1.56%, 3/15/21		703	702,808
Series 2015-4, Class A 1.72%, 8/16/21		630	627,775
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,047,611
Synchrony Credit Card Master Note Trust
Series 2015-3, Class A 1.74%, 9/15/21		859	856,442
Series 2016-1, Class A 2.04%, 3/15/22		544	541,170
World Financial Network Credit Card Master Trust
Series 2016-B, Class A 1.44%, 6/15/22		416	414,672
Series 2017-B, Class A 1.98%, 6/15/23		685	677,152
Series 2018-A, Class A 3.07%, 12/16/24		1,135	1,128,921

			5,996,551

Autos - Floating Rate – 0.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 2.397% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)		997	997,629

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)		70	70,837

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 3.022% (LIBOR 1 Month + 1.13%), 12/25/32(a)(e)		34	33,970

Total Asset-Backed Securities (cost $39,702,811)			39,674,675

30 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.9%
Risk Share Floating Rate – 4.7%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.397% (LIBOR 1 Month + 6.50%), 4/25/26(a)(g)	U.S.$	140	$141,920
Bellemeade Re Ltd. Series 2017-1, Class M1 3.597% (LIBOR 1 Month + 1.70%), 10/25/27(a)(b)		460	460,997
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.147% (LIBOR 1 Month + 4.25%), 11/25/23(a)		1,268	1,407,092
Series 2014-DN3, Class M3 5.897% (LIBOR 1 Month + 4.00%), 8/25/24(a)		764	837,277
Series 2014-DN4, Class M3 6.447% (LIBOR 1 Month + 4.55%), 10/25/24(a)		249	277,979
Series 2014-HQ3, Class M3 6.647% (LIBOR 1 Month + 4.75%), 10/25/24(a)		781	868,430
Series 2015-DNA1, Class M3 5.197% (LIBOR 1 Month + 3.30%), 10/25/27(a)		265	295,302
Series 2015-DNA2, Class M2 4.497% (LIBOR 1 Month + 2.60%), 12/25/27(a)		475	483,965
Series 2015-DNA3, Class M3 6.597% (LIBOR 1 Month + 4.70%), 4/25/28(a)		280	335,967
Series 2015-HQA1, Class M2 4.547% (LIBOR 1 Month + 2.65%), 3/25/28(a)		334	340,371
Series 2015-HQA2, Class M3 6.697% (LIBOR 1 Month + 4.80%), 5/25/28(a)		500	587,476
Series 2016-DNA1, Class M3 7.447% (LIBOR 1 Month + 5.55%), 7/25/28(a)		330	398,316
Series 2018-HQA1, Class M2 4.197% (LIBOR 1 Month + 2.30%), 9/25/30(a)		217	219,781

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 4.897% (LIBOR 1 Month + 3.00%), 7/25/24(a)	U.S.$	309	$330,398
Series 2014-C04, Class 2M2 6.897% (LIBOR 1 Month + 5.00%), 11/25/24(a)		144	162,228
Series 2015-C01, Class 1M2 6.197% (LIBOR 1 Month + 4.30%), 2/25/25(a)		255	280,406
Series 2015-C01, Class 2M2 6.447% (LIBOR 1 Month + 4.55%), 2/25/25(a)		308	334,696
Series 2015-C02, Class 1M2 5.897% (LIBOR 1 Month + 4.00%), 5/25/25(a)		460	504,690
Series 2015-C02, Class 2M2 5.897% (LIBOR 1 Month + 4.00%), 5/25/25(a)		307	331,092
Series 2015-C03, Class 1M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(a)		568	648,353
Series 2015-C03, Class 2M2 6.897% (LIBOR 1 Month + 5.00%), 7/25/25(a)		551	614,418
Series 2015-C04, Class 1M2 7.597% (LIBOR 1 Month + 5.70%), 4/25/28(a)		781	908,561
Series 2015-C04, Class 2M2 7.447% (LIBOR 1 Month + 5.55%), 4/25/28(a)		543	611,696
Series 2016-C01, Class 1M2 8.647% (LIBOR 1 Month + 6.75%), 8/25/28(a)		982	1,180,164
Series 2016-C01, Class 2M2 8.847% (LIBOR 1 Month + 6.95%), 8/25/28(a)		478	570,871
Series 2016-C02, Class 1M2 7.897% (LIBOR 1 Month + 6.00%), 9/25/28(a)		539	645,137
Series 2016-C03, Class 2M2 7.797% (LIBOR 1 Month + 5.90%), 10/25/28(a)		1,206	1,414,626
Series 2016-C05, Class 2M2 6.347% (LIBOR 1 Month + 4.45%), 1/25/29(a)		765	857,978

32 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-C01, Class 1M2 4.147% (LIBOR 1 Month + 2.25%), 7/25/30(a)	U.S.$	760	$777,815
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.147% (LIBOR 1 Month + 4.25%), 11/25/24(a)(g)		89	96,947
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.147% (LIBOR 1 Month + 5.25%), 11/25/25(a)(g)		387	435,560
Series 2015-WF1, Class 2M2 7.397% (LIBOR 1 Month + 5.50%), 11/25/25(a)(g)		104	121,732

			17,482,241

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 4.303% (6.20% – LIBOR 1 Month), 10/15/42(a)(i)		1,610	279,987
Series 4719, Class JS 4.253% (6.15% – LIBOR 1 Month), 9/15/47(a)(i)		1,878	309,648
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.643% (6.54% – LIBOR 1 Month), 12/25/41(a)(i)		1,126	207,135
Series 2012-70, Class SA 4.653% (6.55% – LIBOR 1 Month), 7/25/42(a)(i)		2,060	393,615
Series 2015-90, Class SL 4.253% (6.15% – LIBOR 1 Month), 12/25/45(a)(i)		2,295	373,744
Series 2016-77, Class DS 4.103% (6.00% – LIBOR 1 Month), 10/25/46(a)(i)		2,306	387,905
Series 2017-16, Class SG 4.153% (6.05% – LIBOR 1 Month), 3/25/47(a)(i)		2,275	404,289
Series 2017-26, Class TS 4.053% (5.95% – LIBOR 1 Month), 4/25/47(a)(i)		2,144	383,627
Series 2017-62, Class AS 4.253% (6.15% – LIBOR 1 Month), 8/25/47(a)(i)		2,223	394,281

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-81, Class SA 4.303% (6.20% – LIBOR 1 Month), 10/25/47(a)(i)	U.S.$	2,266	$415,053
Series 2017-97, Class LS 4.303% (6.20% – LIBOR 1 Month), 12/25/47(a)(i)		1,985	363,672
Government National Mortgage Association Series 2017-65, Class ST 4.253% (6.15% – LIBOR 1 Month), 4/20/47(a)(i)		2,219	377,812

			4,290,768

Non-Agency Fixed Rate – 0.8%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		180	159,950
Series 2006-24CB, Class A16 5.75%, 6/25/36		332	286,834
Series 2006-28CB, Class A14 6.25%, 10/25/36		230	191,868
Series 2006-J1, Class 1A13 5.50%, 2/25/36		188	171,047
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.548%, 5/25/35		318	320,650
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		95	79,826
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		335	274,287
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		307	257,308
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.055%, 7/25/36		824	794,115
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32		452	390,992

			2,926,877

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.087% (LIBOR 1 Month + 0.19%), 12/25/36(a)		719	438,593

34 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HomeBanc Mortgage Trust Series 2005-1, Class A1 2.147% (LIBOR 1 Month + 0.25%), 3/25/35(a)	U.S.$	252	$223,076
Impac Secured Assets Corp. Series 2005-2, Class A2D 2.327% (LIBOR 1 Month + 0.43%), 3/25/36(a)		365	304,034
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 2.237% (LIBOR 1 Month + 0.34%), 3/25/37(a)		712	239,313

			1,205,016

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.412%, 5/28/35(e)		65	60,966

Total Collateralized Mortgage Obligations (cost $24,789,903)			25,965,868

CORPORATES – NON-INVESTMENT GRADE – 4.5%
Industrial – 2.6%
Basic – 0.2%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		331	332,000
SPCM SA 4.875%, 9/15/25(b)		286	277,251

			609,251

Communications - Media – 0.1%
Altice France SA/France 5.375%, 5/15/22(b)	EUR	222	274,119
CSC Holdings LLC 6.75%, 11/15/21	U.S.$	120	126,305

			400,424

Communications - Telecommunications – 0.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	300	434,205
CenturyLink, Inc. Series Y 7.50%, 4/01/24	U.S.$	79	80,547
Sprint Capital Corp. 6.90%, 5/01/19		970	998,838

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Windstream Services LLC/Windstream Finance Corp. 6.375%, 8/01/23	U.S.$	750	$437,138

			1,950,728

Consumer Cyclical - Automotive – 0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		379	355,024

Consumer Cyclical - Other – 0.3%
International Game Technology PLC 6.25%, 2/15/22(b)		360	378,410
6.50%, 2/15/25(b)		520	555,033
KB Home 4.75%, 5/15/19		286	288,465

			1,221,908

Consumer Non-Cyclical – 0.3%
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)		475	471,400
Spectrum Brands, Inc. 5.75%, 7/15/25		364	364,025
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(b)		375	337,594

			1,173,019

Energy – 0.6%
Antero Resources Corp. 5.125%, 12/01/22		100	100,688
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		567	408,013
Nabors Industries, Inc. 5.50%, 1/15/23		721	708,166
PDC Energy, Inc. 5.75%, 5/15/26(b)		465	468,432
SM Energy Co. 6.50%, 1/01/23		35	35,189
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(b)		459	451,426

			2,171,914

Other Industrial – 0.3%
General Cable Corp. 5.75%, 10/01/22		655	672,338
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		361	359,942

			1,032,280

Technology – 0.1%
Western Digital Corp. 4.75%, 2/15/26		560	552,457

36 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)	U.S.$	309	$295,806

			9,762,811

Financial Institutions – 1.8%
Banking – 1.6%
Banco Bilbao Vizcaya Argentaria SA 6.125%, 11/16/27(c)		600	580,128
Bank of America Corp. Series FF 5.875%, 3/15/28(c)		330	329,320
Series Z 6.50%, 10/23/24(c)		58	61,478
Barclays Bank PLC 6.86%, 6/15/32(b)(c)		129	148,461
Barclays PLC 5.20%, 5/12/26		361	361,278
CIT Group, Inc. 5.25%, 3/07/25		383	391,142
Citigroup, Inc. 5.95%, 1/30/23(c)		216	220,218
Credit Suisse Group AG 7.50%, 12/11/23(b)(c)		363	393,917
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(c)		477	457,643
Intesa Sanpaolo SpA 7.75%, 1/11/27(b)(c)	EUR	200	296,466
Series E 3.928%, 9/15/26(b)		141	184,520
Lloyds Banking Group PLC 7.50%, 6/27/24(c)	U.S.$	402	434,080
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 6/30/18(a)(b)(c)	EUR	50	60,026
8.625%, 8/15/21(c)	U.S.$	570	624,310
Series U 4.622% (LIBOR 3 Month + 2.32%), 9/30/27(a)(c)		700	705,355
Standard Chartered PLC 3.869% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		400	377,324
7.50%, 4/02/22(b)(c)		363	383,419

			6,009,085

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21	U.S.$	440	$456,900
7.25%, 1/25/22		99	104,987

			561,887

			6,570,972

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		371	373,234

Total Corporates – Non-Investment Grade (cost $17,086,169)			16,707,017

INFLATION-LINKED SECURITIES – 4.3%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	374,630	3,636,122

United States – 3.3%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)(d)	U.S.$	5,889	5,861,946
0.125%, 4/15/20 (TIPS)		1,712	1,697,118
0.375%, 7/15/25 (TIPS)		5,084	4,978,526

			12,537,590

Total Inflation-Linked Securities (cost $16,298,780)			16,173,712

EMERGING MARKETS – CORPORATE BONDS – 1.1%
Industrial – 1.0%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)		541	139,308
7.125%, 6/26/42(b)		394	107,050

			246,358

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(b)		377	381,241

Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 9/29/26(b)		210	184,800

38 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BRF SA 3.95%, 5/22/23(b)	U.S.$	203	$183,715
Marfrig Holdings Europe BV 8.00%, 6/08/23(b)		350	353,500
Minerva Luxembourg SA 6.50%, 9/20/26(b)		233	221,350
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		615	490,462
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(g)(j)(k)		660	41,785

			1,475,612

Energy – 0.3%
Petrobras Global Finance BV 5.75%, 2/01/29		562	533,748
6.125%, 1/17/22		23	24,341
6.25%, 3/17/24		411	430,111
Ultrapar International SA 5.25%, 10/06/26(b)		379	379,711

			1,367,911

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(b)		315	308,738

			3,779,860

Utility – 0.1%
Electric – 0.1%
Genneia SA 8.75%, 1/20/22(b)		261	279,923
Terraform Global Operating LLC 6.125%, 3/01/26(b)		153	154,955

			434,878

Total Emerging Markets – Corporate Bonds (cost $5,089,252)			4,214,738

EMERGING MARKETS – TREASURIES – 0.8%
Argentina – 0.1%
Argentina POM Politica Monetaria Series POM 27.935% (ARPP7DRR), 6/21/20(a)	ARS	6,500	329,936

Brazil – 0.7%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27	BRL	9,270	2,705,118

Total Emerging Markets – Treasuries (cost $2,742,899)			3,035,054

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Mexico – 0.1%
Mexico Government International Bond 3.60%, 1/30/25	U.S.$	552	$534,888

Qatar – 0.2%
Qatar Government International Bond 3.875%, 4/23/23(b)		720	717,012

Saudi Arabia – 0.3%
Saudi Government International Bond 4.00%, 4/17/25(b)		938	924,971

Total Governments – Sovereign Bonds (cost $2,187,693)			2,176,871

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California
Series 2010 7.625%, 3/01/40 (cost $1,411,208)		970	1,448,705

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(e)(k)(l) (cost $626,000)		626	611,373

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(b) (cost $307,826)	U.S.$	313	297,941

EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(b) (cost $235,000)		235	241,169

40 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 10.5%
Governments – Treasuries – 6.6%
Japan – 6.6%
Japan Treasury Discount Bill Series 743 Zero Coupon, 9/10/18	JPY	864,150	$7,909,203
Series 748 Zero Coupon, 7/02/18		1,832,050	16,762,520

Total Governments – Treasuries (cost $25,202,608)			24,671,723

U.S. Treasury Bills – 2.2%
U.S. Treasury Bill Zero Coupon, 7/05/18 (cost $8,360,158)	U.S.$	8,384	8,360,158

Agency Discount Note – 1.0%
Federal Home Loan Bank Discount Notes Zero Coupon, 8/24/18 (cost $3,732,881)		3,755	3,732,881

		Shares
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(m)(n)(o) (cost $2,815,558)		2,815,558	2,815,558

Total Short-Term Investments (cost $40,111,205)			39,580,320

Total Investments – 108.7% (cost $412,195,349)			407,212,710
Other assets less liabilities – (8.7)%			(32,554,437)

Net Assets – 100.0%			$374,658,273

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	335	June 2018	USD	33,500	$38,215,030	$38,025,117	$(189,913)
U.S. Ultra Bond (CBT) Futures	63	June 2018	USD	6,300	9,838,992	9,898,875	59,883

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	14	June 2018	JPY	1,400,000	$19,315,323	$19,291,621	$23,702
Euro-BOBL Futures	105	June 2018	EUR	10,500	16,529,020	16,610,533	(81,513)
U.S. T-Note 2 Yr (CBT) Futures	82	June 2018	USD	16,400	17,420,931	17,387,844	33,087
U.S. T-Note 10 Yr (CBT) Futures	165	June 2018	USD	16,500	19,831,038	19,738,125	92,913

							$(61,841)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	1,154	USD	834	6/07/18	$22,365
Bank of America, NA	CAD	3,940	USD	3,120	6/12/18	48,538
Barclays Bank PLC	BRL	1,346	USD	406	5/03/18	22,149
Barclays Bank PLC	USD	387	BRL	1,346	5/03/18	(2,440)
BNP Paribas SA	NZD	1,872	USD	1,333	6/07/18	15,987
BNP Paribas SA	GBP	2,013	USD	2,863	6/13/18	86,616
Citibank, NA	BRL	4,443	USD	1,280	6/04/18	15,488
Citibank, NA	USD	1,585	TWD	45,780	6/07/18	(35,190)
Citibank, NA	USD	1,498	CNY	9,414	6/28/18	(13,619)
Citibank, NA	USD	1,150	KRW	1,222,895	7/26/18	(5,248)
Credit Suisse International	AUD	1,900	CAD	1,888	6/07/18	40,414
Credit Suisse International	CHF	896	USD	939	6/28/18	30,285
Goldman Sachs Bank USA	USD	1,477	MYR	5,793	7/12/18	(12,164)
HSBC Bank USA	USD	923	AUD	1,173	6/07/18	(39,824)
JPMorgan Chase Bank, NA	USD	1,124	PLN	3,802	5/16/18	(40,445)
JPMorgan Chase Bank, NA	EUR	2,366	USD	2,937	5/30/18	74,358
JPMorgan Chase Bank, NA	AUD	1,370	USD	1,060	6/07/18	28,571
JPMorgan Chase Bank, NA	TWD	88,128	USD	3,035	6/07/18	51,903
JPMorgan Chase Bank, NA	CHF	1,077	USD	1,125	6/28/18	33,265
Morgan Stanley & Co., Inc.	SGD	2,547	USD	1,930	5/17/18	9,106
Morgan Stanley & Co., Inc.	USD	995	GBP	693	6/13/18	(39,311)
Morgan Stanley & Co., Inc.	JPY	3,154,745	USD	29,548	6/18/18	598,941
Royal Bank of Scotland PLC	USD	1,745	CAD	2,202	6/12/18	(28,332)
Standard Chartered Bank	BRL	1,346	USD	387	5/03/18	2,440
Standard Chartered Bank	USD	385	BRL	1,346	5/03/18	(351)
Standard Chartered Bank	USD	727	INR	47,676	5/17/18	(10,825)
Standard Chartered Bank	BRL	1,346	USD	384	6/04/18	530
State Street Bank & Trust Co.	USD	282	EUR	229	5/30/18	(5,656)
State Street Bank & Trust Co.	USD	495	JPY	53,854	6/18/18	(1,212)

						$846,339

42 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 30, 5 Year Index, 6/20/23*	(1.00)%	Quarterly	0.61%	USD	5,620	$(110,438)	$(98,680)	$(11,758)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD 27,970	4/06/20	3 Month CDOR	2.181%	Semi-Annual/ Semi-Annual	$(18,092)	$—	$(18,092)
EUR 18,230	4/10/20	-0.149%	6 Month EURIBOR	Annual/ Semi-Annual	(5,706)	447	(6,153)
EUR 2,280	4/10/20	-0.150%	6 Month EURIBOR	Annual/ Semi-Annual	(661)	56	(717)
EUR 7,600	4/11/20	-0.148%	6 Month EURIBOR	Annual/ Semi-Annual	(2,447)	(185)	(2,262)
SEK 30,420	3/31/22	3 Month STIBOR	0.341%	Quarterly/ Annual	9,026	14	9,012
NZD 6,235	3/31/22	3 Month BKBM	2.936%	Quarterly/ Semi-Annual	64,293	—	64,293
USD 2,630	1/14/24	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(27,661)	—	(27,661)
USD 2,300	2/14/24	2.889%	3 Month LIBOR	Semi-Annual/ Quarterly	143	—	143
USD 3,600	11/10/25	2.256%	3 Month LIBOR	Semi-Annual/ Quarterly	149,772	—	149,772
USD 456	6/28/26	1.460%	3 Month LIBOR	Semi-Annual/ Quarterly	49,407	—	49,407
USD 985	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	93,227	—	93,227
USD 1,240	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	115,937	—	115,937
USD 1,670	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	76,765	—	76,765
USD 2,160	3/28/28	2.920%	3 Month LIBOR	Semi-Annual/ Quarterly	14,409	—	14,409

					$518,412	$332	$518,080

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.41%	USD	452	$(26,126)	$(6,316)	$(19,810)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.41	USD	518	(29,940)	(7,505)	(22,435)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	57	(112)	723	(835)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	20	(39)	184	(223)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	2,085	(4,077)	26,278	(30,355)
CDX-CMBX.NA.BBB- Series 7, 1/17/47*	(3.00)	Monthly	5.06	USD	2,150	197,728	138,853	58,875
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	777	(1,520)	8,212	(9,732)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	695	(1,359)	9,444	(10,803)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	2,592	(5,068)	27,633	(32,701)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	169	(331)	1,614	(1,945)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.47	USD	762	(1,491)	10,269	(11,760)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	297	(36,996)	(47,326)	10,330
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	269	(33,486)	(41,612)	8,126
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	201	(25,038)	(27,670)	2,632

44 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.47%	USD	41	$(5,107)	$(6,855)	$1,748
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	85	(10,588)	(11,979)	1,391
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	291	(36,224)	(44,810)	8,586
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	155	(19,308)	(11,124)	(8,184)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	509	(63,404)	(34,178)	(29,226)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	2,150	(267,819)	(129,152)	(138,667)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	1,882	(234,411)	(79,861)	(154,550)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	850	(22,251)	(17,259)	(4,992)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	322	(40,110)	(42,116)	2,006
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	52	(6,477)	(6,327)	(150)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	179	(22,297)	(21,252)	(1,045)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	181	(22,546)	(21,481)	(1,065)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	46	(5,730)	(2,741)	(2,989)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	530	(66,020)	(59,266)	(6,754)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	531	(66,145)	(45,335)	(20,810)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	745	(92,802)	(54,196)	(38,606)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	313	(38,989)	(53,865)	14,876

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.47%	USD	325	$(40,484)	$(51,856)	$11,372
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	224	(27,903)	(38,002)	10,099
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	574	(71,502)	(78,991)	7,489
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	260	(32,388)	(36,729)	4,341
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	20	(2,490)	(3,153)	663
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	26	(3,239)	(2,419)	(820)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	52	(6,477)	(5,331)	(1,146)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	104	(12,955)	(11,654)	(1,301)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	52	(6,478)	(4,927)	(1,551)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	356	(44,346)	(39,369)	(4,977)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	311	(38,740)	(27,894)	(10,846)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	219	(27,280)	(15,070)	(12,210)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	760	(94,671)	(62,802)	(31,869)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	1,125	(140,138)	(89,271)	(50,867)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	1,469	(182,988)	(74,570)	(108,418)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.47	USD	800	(99,587)	(122,720)	23,133

						$(1,819,749)	$(1,213,774)	$(605,975)

*	Termination date

46 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	AUD	48	$(23)	$	– 0	–	$(23)
AUD/JPY 3/3/20*	12.75	AUD	24	(115)		– 0	–	(115)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	AUD	11	(57)		– 0	–	(57)
AUD/JPY 3/11/20*	12.80	AUD	13	(65)		– 0	–	(65)

				$(260)	$	– 0	–	$(260)

*	Termination date

**	Principal amount less than 500.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2018.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $69,905,845 or 18.7% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	IO – Interest Only.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of April 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 8.397%, 4/25/26	4/29/16	$139,517	$141,920	0.04%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.547%, 6/24/49	6/19/15	235,835	235,835	0.06%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.147%, 11/25/24	11/06/15	88,087	96,947	0.03%
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.444%, 11/01/31	3/18/99	5	5	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	365,927	41,785	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.147%, 11/25/25	9/28/15	386,816	435,560	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.397%, 11/25/25	9/28/15	103,521	121,732	0.03%

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

(h)	Variable rate coupon, rate shown as of April 30, 2018.

(i)	Inverse interest only security.

(j)	Defaulted matured security.

(k)	Non-income producing security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	1/02/14-12/30/14	$626,000	$611,373	0.16%

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

48 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $409,379,791)	$404,397,152
Affiliated issuers (cost $2,815,558)	2,815,558
Cash	10,012
Cash collateral due from broker	917,128
Foreign currencies, at value (cost $211,001)	190,437
Receivable for investment securities sold	15,060,149
Unaffiliated interest and dividends receivable	2,136,311
Unrealized appreciation on forward currency exchange contracts	1,080,956
Receivable for capital stock sold	563,896
Upfront premiums paid on credit default swaps	223,210
Unrealized appreciation on credit default swaps	165,667
Receivable for variation margin on futures	61,543
Affiliated dividends receivable	4,509

Total assets	427,626,528

Liabilities
Payable for investment securities purchased	49,474,908
Upfront premiums received on credit default swaps	1,436,984
Unrealized depreciation on credit default swaps	771,642
Payable for capital stock redeemed	520,491
Unrealized depreciation on forward currency exchange contracts	234,617
Dividends payable	179,407
Advisory fee payable	67,241
Distribution fee payable	58,963
Transfer Agent fee payable	47,154
Payable for variation margin on centrally cleared swaps	19,779
Administrative fee payable	19,569
Directors’ fees payable	3,318
Unrealized depreciation on variance swaps	260
Accrued expenses	133,922

Total liabilities	52,968,255

Net Assets	$374,658,273

Composition of Net Assets
Capital stock, at par	$34,518
Additional paid-in capital	383,316,303
Undistributed net investment income	523,599
Accumulated net realized loss on investment and foreign currency transactions	(4,872,072)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(4,344,075)

$374,658,273

See notes to financial statements.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 49

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$226,545,395	20,877,611	$10.85	*

B	$626,310	57,701	$10.85

C	$13,606,052	1,256,665	$10.83

Advisor	$82,584,669	7,607,455	$10.86

R	$2,496,053	230,087	$10.85

K	$6,110,173	562,643	$10.86

I	$2,853,855	262,648	$10.87

Z	$39,835,766	3,663,130	$10.87

*	The maximum offering price per share for Class A shares was $11.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

50 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

Investment Income
Interest	$5,240,008
Dividends
Unaffiliated issuers	26,716
Affiliated issuers	28,386	$5,295,110

Expenses
Advisory fee (see Note B)	832,047
Distribution fee—Class A	291,598
Distribution fee—Class B	3,404
Distribution fee—Class C	73,219
Distribution fee—Class R	6,096
Distribution fee—Class K	7,433
Transfer agency—Class A	157,099
Transfer agency—Class B	615
Transfer agency—Class C	10,004
Transfer agency—Advisor Class	50,510
Transfer agency—Class R	3,065
Transfer agency—Class K	5,947
Transfer agency—Class I	1,046
Transfer agency—Class Z	3,510
Custodian	104,174
Registration fees	63,500
Audit and tax	45,331
Printing	30,817
Administrative	29,783
Legal	21,603
Directors’ fees	14,139
Miscellaneous	9,381

Total expenses	1,764,321
Less: expenses waived and reimbursed by the Adviser (see Note B)	(425,213)

Net expenses		1,339,108

Net investment income		3,956,002

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,843,246)
Forward currency exchange contracts		(576,116)
Futures		(933,035)
Swaps		405,798
Foreign currency transactions		(274,934)
Net change in unrealized appreciation/depreciation of:
Investments		(7,372,226)
Forward currency exchange contracts		886,650
Futures		146,821
Swaps		1,164,036
Foreign currency denominated assets and liabilities		(36,552)

Net loss on investment and foreign currency transactions		(8,432,804)

Net Decrease in Net Assets from Operations		$(4,476,802)

See notes to financial statements.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 51

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,956,002		$7,729,869
Net realized loss on investment and foreign currency transactions	(3,221,533)		(1,713,043)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,211,271)		(403,213)
Contributions from Affiliates (see Note B)	– 0	–	848

Net increase (decrease) in net assets from operations	(4,476,802)		5,614,461
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,613,372)		(4,943,450)
Class B	(5,056)		(12,336)
Class C	(109,016)		(399,665)
Advisor Class	(936,023)		(1,410,824)
Class R	(24,389)		(51,715)
Class K	(66,988)		(107,449)
Class I	(31,172)		(61,860)
Class Z	(439,121)		(438,598)
Net realized gain on investment transactions
Class A	– 0	–	(859,057)
Class B	– 0	–	(3,644)
Class C	– 0	–	(145,770)
Advisor Class	– 0	–	(198,792)
Class R	– 0	–	(10,587)
Class K	– 0	–	(19,032)
Class I	– 0	–	(10,045)
Class Z	– 0	–	(60,304)
Tax return of capital
Class A	– 0	–	(738,365)
Class B	– 0	–	(1,842)
Class C	– 0	–	(59,695)
Advisor Class	– 0	–	(210,724)
Class R	– 0	–	(7,724)
Class K	– 0	–	(16,049)
Class I	– 0	–	(9,239)
Class Z	– 0	–	(65,510)
Capital Stock Transactions
Net increase (decrease)	23,241,461		(9,872,834)

Total increase (decrease)	14,539,522		(14,100,649)
Net Assets
Beginning of period	360,118,751		374,219,400

End of period (including undistributed net investment income of $523,599 and $792,734, respectively)	$374,658,273		$360,118,751

See notes to financial statements.

52 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Fund”), a diversified portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 53

NOTES TO FINANCIAL STATEMENTS (continued)

investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are

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used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Mortgage Pass-Throughs	$	– 0	–	$78,457,883		$	– 0	–	$78,457,883
Corporates – Investment Grade		– 0	–	74,445,202			– 0	–	74,445,202
Governments – Treasuries		– 0	–	63,908,533			– 0	–	63,908,533
Commercial Mortgage-Backed Securities		– 0	–	33,732,775			6,540,874		40,273,649
Asset-Backed Securities		– 0	–	30,520,444			9,154,231		39,674,675
Collateralized Mortgage Obligations		– 0	–	25,904,902			60,966		25,965,868
Corporates – Non-Investment Grade		– 0	–	16,707,017			– 0	–	16,707,017
Inflation-Linked Securities		– 0	–	16,173,712			– 0	–	16,173,712
Emerging Markets – Corporate Bonds		– 0	–	4,172,953			41,785		4,214,738
Emerging Markets – Treasuries		– 0	–	3,035,054			– 0	–	3,035,054
Governments – Sovereign Bonds		– 0	–	2,176,871			– 0	–	2,176,871
Local Governments – US Municipal Bonds		– 0	–	1,448,705			– 0	–	1,448,705
Common Stocks		– 0	–	– 0	–		611,373		611,373
Quasi-Sovereigns		– 0	–	297,941			– 0	–	297,941
Emerging Markets – Sovereigns		– 0	–	241,169			– 0	–	241,169
Short-Term Investments:
Governments – Treasuries		– 0	–	24,671,723			– 0	–	24,671,723
U.S. Treasury Bills		– 0	–	8,360,158			– 0	–	8,360,158
Agency Discount Notes		– 0	–	3,732,881			– 0	–	3,732,881
Investment Companies		2,815,558		– 0	–		– 0	–	2,815,558

Total Investments in Securities		2,815,558		387,987,923			16,409,229		407,212,710
Other Financial Instruments(a):
Assets:
Futures		209,585		– 0	–		– 0	–	209,585	(b)
Forward Currency Exchange Contracts		– 0	–	1,080,956			– 0	–	1,080,956
Centrally Cleared Interest Rate Swaps		– 0	–	572,979			– 0	–	572,979	(b)
Credit Default Swaps		– 0	–	197,728			– 0	–	197,728
Liabilities:
Futures		(271,426)		– 0	–		– 0	–	(271,426	)(b)
Forward Currency Exchange Contracts		– 0	–	(234,617)			– 0	–	(234,617)
Centrally Cleared Credit Default Swaps		– 0	–	(110,438)			– 0	–	(110,438	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(54,567)			– 0	–	(54,567	)(b)
Credit Default Swaps		– 0	–	(2,017,477)			– 0	–	(2,017,477)
Variance Swaps		– 0	–	(260)			– 0	–	(260)

Total(c)		$2,753,717		$387,422,227			$16,409,229		$406,585,173

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/17	$6,323,878		$8,199,060		$610,816
Accrued discounts/(premiums)	1,000		177		– 0	–
Realized gain (loss)	(66,268)		293		– 0	–
Change in unrealized appreciation/depreciation	(51,771)		(89,817)		150
Purchases/Payups	1,330,000		2,404,909		– 0	–
Sales/Paydowns	(995,965)		(1,360,391)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(550,000)

Balance as of 4/30/18	$6,540,874		$9,154,231		$60,966

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(a)	$(124,945)		$(89,817)		$150

	Emerging Markets - Corporate Bonds		Common Stocks		Total
Balance as of 10/31/17	$ – 0	–	$652,741		$15,786,495
Accrued discounts/(premiums)	– 0	–	– 0	–	1,177
Realized gain (loss)	– 0	–	– 0	–	(65,975)
Change in unrealized appreciation/depreciation	7,961		(41,368)		(174,845)
Purchases/Payups	– 0	–	– 0	–	3,734,909
Sales/Paydowns	– 0	–	– 0	–	(2,356,356)
Transfers in to Level 3	33,824		– 0	–	33,824
Transfers out of Level 3	– 0	–	– 0	–	(550,000)

Balance as of 4/30/18	$41,785		$611,373		$16,409,229	(b)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(a)	$7,961		$(41,368)		$(248,019)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2018. Securities priced (i) by third party vendors or (ii) by brokers, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/18	Valuation Technique	Unobservable Input	Range / Weighted Average
Common Stocks	$ 611,373	Market Approach	NAV Equivalent	$ 976.63 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, ..35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .77%, 1.52%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Effective February 1, 2017, the Expense Cap were reduced from .85% to .77%, 1.60% to 1.52%, 1.60% to 1.52%, .60% to .52%, 1.10% to 1.02%, .85% to .77%, .60% to .52%, and .60% to .52% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This waiver extends through January 31, 2019 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2018, such reimbursements/waivers amounted to $420,175.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $29,783.

During the year ended October 31, 2017, the Adviser reimbursed the Fund $848 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $96,679 for the six months ended April 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,323 from the sale of Class A shares and received $985, $283 and $1,388 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $5,038.

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$617	$121,078	$118,879	$2,816	$28

Brokerage commissions paid on investment transactions for the six months ended April 30, 2018 amounted to $11,857, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $1,191,391, $136,195 and $53,632 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$56,085,255	$30,151,926
U.S. government securities	379,521,876	352,649,557

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$5,296,306
Gross unrealized depreciation	(9,594,360)

Net unrealized depreciation	$(4,298,054)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the six months ended April 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of

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the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of

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default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$209,585	*	Receivable/Payable for variation margin on futures	$271,426	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	11,758	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	572,965	*	Receivable/Payable for variation margin on centrally cleared swaps	54,885	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,080,956		Unrealized depreciation on forward currency exchange contracts	234,617

Credit contracts	Unrealized appreciation on credit default swaps	165,667		Unrealized depreciation on credit default swaps	771,642

Equity contracts				Unrealized depreciation on variance swaps	260

Total		$2,029,173			$1,344,588

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(933,035)		$146,821

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(576,116)		886,650

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	230,450		564,922

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	175,348		599,374

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(260)

Total		$(1,103,353)		$2,197,507

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018:

Futures:
Average original value of buy contracts	$76,704,889
Average original value of sale contracts	$78,969,979
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$13,284,974
Average principal amount of sale contracts	$58,544,743
Centrally Cleared Interest Rate Swaps:
Average notional amount	$67,964,382
Credit Default Swaps:
Average notional amount of buy contracts	$5,620,000
Average notional amount of sale contracts	$1,890,000
Variance Swaps:
Average notional amount	$650,305

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Australia and New Zealand Banking Group Ltd.	$22,365	$	– 0	–	$	– 0	–	$	– 0	–	$22,365
Bank of America, NA	48,538		– 0	–		– 0	–		– 0	–	48,538
Barclays Bank PLC	22,149		(2,440)			– 0	–		– 0	–	19,709
BNP Paribas SA	102,603		– 0	–		– 0	–		– 0	–	102,603
Citibank, NA	15,488		(15,488)			– 0	–		– 0	–	– 0	–
Credit Suisse International	268,427		(268,427)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	188,097		(40,445)			– 0	–		– 0	–	147,652
Morgan Stanley & Co., Inc.	608,047		(138,898)			– 0	–		– 0	–	469,149
Standard Chartered Bank	2,970		(2,970)			– 0	–		– 0	–	– 0	–

Total	$1,278,684		$(468,668)		$	– 0	–	$	– 0	–	$810,016	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$2,440	$(2,440)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	110,123	(15,488)			– 0	–		– 0	–		94,635
Citigroup Global Markets, Inc.	111,327	– 0	–		– 0	–		– 0	–		111,327
Credit Suisse International	625,282	(268,427)			– 0	–		(356,855)			– 0	–
Deutsche Bank AG	352,463	– 0	–		– 0	–		(263,485)			88,978
Goldman Sachs Bank USA/Goldman Sachs International	785,176	– 0	–		– 0	–		(785,176)			– 0	–
HSBC Bank USA	39,824	– 0	–		– 0	–		– 0	–		39,824
JPMorgan Chase Bank, NA	40,445	(40,445)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley & Co. International PLC	138,898	(138,898)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	28,332	– 0	–		– 0	–		– 0	–		28,332
Standard Chartered Bank	11,176	(2,970)			– 0	–		– 0	–		8,206
State Street Bank & Trust Co.	6,868	– 0	–		– 0	–		– 0	–		6,868

Total	$2,252,354	$(468,668)		$	– 0	–		$(1,405,516)			$378,170	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2018, the Fund earned drop income of $405,741 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class A
Shares sold	1,100,027	1,441,055	$12,133,247	$15,957,028

Shares issued in reinvestment of dividends and distributions	179,693	448,010	1,971,868	4,947,934

Shares converted from Class B	8,207	26,419	90,276	292,232

Shares converted from Class C	31,240	1,790,738	343,249	19,828,064

Shares redeemed	(2,086,450)	(3,936,642)	(22,931,123)	(43,496,748)

Net decrease	(767,283)	(230,420)	$(8,392,483)	$(2,471,490)

Class B
Shares sold	5,644	10,541	$62,173	$116,178

Shares issued in reinvestment of dividends and distributions	431	1,521	4,731	16,789

Shares converted to Class A	(8,206)	(26,411)	(90,276)	(292,232)

Shares redeemed	(7,032)	(17,214)	(77,500)	(189,992)

Net decrease	(9,163)	(31,563)	$(100,872)	$(349,257)

Class C
Shares sold	143,284	235,175	$1,579,753	$2,598,185

Shares issued in reinvestment of dividends and distributions	7,104	41,607	77,785	457,225

Shares converted to Class A	(31,299)	(1,794,039)	(343,249)	(19,828,064)

Shares redeemed	(277,075)	(804,733)	(3,043,452)	(8,862,049)

Net decrease	(157,986)	(2,321,990)	$(1,729,163)	$(25,634,703)

Advisor Class
Shares sold	3,271,494	3,558,736	$35,968,078	$39,217,553

Shares issued in reinvestment of dividends and distributions	46,607	100,138	511,827	1,107,548

Shares redeemed	(1,772,850)	(2,587,093)	(19,420,988)	(28,536,859)

Net increase	1,545,251	1,071,781	$17,058,917	$11,788,242

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	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class R
Shares sold	29,612	100,402	$325,892	$1,108,586

Shares issued in reinvestment of dividends and distributions	2,220	6,274	24,346	69,262

Shares redeemed	(44,858)	(132,743)	(495,252)	(1,467,549)

Net decrease	(13,026)	(26,067)	$(145,014)	$(289,701)

Class K
Shares sold	97,583	158,517	$1,074,673	$1,764,118

Shares issued in reinvestment of dividends and distributions	6,058	12,863	66,492	142,184

Shares redeemed	(69,629)	(150,357)	(767,285)	(1,656,583)

Net increase	34,012	21,023	$373,880	$249,719

Class I
Shares sold	71,147	44,879	$774,083	$493,946

Shares issued in reinvestment of dividends and distributions	2,791	7,290	30,687	80,647

Shares redeemed	(56,628)	(39,277)	(626,481)	(433,148)

Net increase	17,310	12,892	$178,289	$141,445

Class Z
Shares sold	1,971,322	1,172,124	$21,787,980	$13,024,067

Shares issued in reinvestment of dividends and distributions	39,975	50,947	439,122	564,384

Shares redeemed	(563,091)	(619,318)	(6,229,195)	(6,895,540)

Net increase	1,448,206	603,753	$15,997,907	$6,692,911

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit

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rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal

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sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,551,774	$11,308,484
Net long-term capital gains	181,353	– 0	–

Total taxable distributions	8,733,127	11,308,484
Return of capital	1,109,149	– 0	–

Total distributions paid	$9,842,276	$11,308,484

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,941,842	)(a)
Unrealized appreciation/(depreciation)	2,375,917	(b)

Total accumulated earnings/(deficit)	$434,075	(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $1,912,685. As of October 31, 2017, the cumulative deferred loss on straddles was $29,157.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and corporate restructuring.

(c)	Other differences in book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

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For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net short-term capital loss carryforward of $1,008,599 and a net long-term capital loss carryforward of $904,086 which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

78 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.11		$ 11.23	$ 11.06		$ 11.24		$ 11.00		$ 11.40

Income From Investment Operations
Net investment income(a)(b)	.11		.24 †	.26		.28		.35		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)		(.06)	.27		(.12)		.23		(.35)
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.14)		.18	.53		.16		.58		(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.23)	(.36)		(.34)		(.34)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.30)	(.36)		(.34)		(.34)		(.31)

Net asset value, end of period	$ 10.85		$ 11.11	$ 11.23		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	(1.25)%		1.68%†	4.93%		1.45%		5.34	%*	(.81	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226,545		$240,386	$245,683		$252,965		$273,962		$301,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77	%^	.79%	.85%		.88%		.90%		.89%
Expenses, before waivers/reimbursements	1.01	%^	1.03%	1.03%		1.06%		1.06%		1.02%
Net investment income(b)	2.09	%^	2.16%†	2.35%		2.51%		3.15%		2.32%
Portfolio turnover rate**	109%		209%	128%		198%		221%		189%

See footnote summary on page 87.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 79

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.11		$ 11.23	$ 11.06		$ 11.24		$ 11.00		$ 11.41

Income From Investment Operations
Net investment income(a)(b)	.07		.15 †	.18		.20		.28		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)		(.05)	.27		(.12)		.22		(.36)
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)		.10	.45		.08		.50		(.18)

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.16)	(.28)		(.26)		(.26)		(.23)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.08)		(.22)	(.28)		(.26)		(.26)		(.23)

Net asset value, end of period	$ 10.85		$ 11.11	$ 11.23		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	(1.61)%		.92%†	4.15%		.72%		4.61	%*	(1.59	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$626		$743	$1,106		$1,692		$3,017		$5,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%^	1.54%	1.60%		1.60%		1.60%		1.58%
Expenses, before waivers/reimbursements	1.80	%^	1.81%	1.81%		1.80%		1.78%		1.74%
Net investment income(b)	1.34	%^	1.38%†	1.59%		1.77%		2.48%		1.59%
Portfolio turnover rate**	109%		209%	128%		198%		221%		189%

See footnote summary on page 87.

80 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.08		$ 11.21	$ 11.04		$ 11.22		$ 10.98		$ 11.38

Income From Investment Operations
Net investment income(a)(b)	.07		.15 †	.18		.20		.27		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)		(.06)	.27		(.12)		.23		(.35)
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.17)		.09	.45		.08		.50		(.17)

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.16)	(.28)		(.26)		(.26)		(.23)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.08)		(.22)	(.28)		(.26)		(.26)		(.23)

Net asset value, end of period	$ 10.83		$ 11.08	$ 11.21		$ 11.04		$ 11.22		$ 10.98

Total Return
Total investment return based on net asset value(d)	(1.53)%		.83%†	4.16%		.73%		4.63	%*	(1.51	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,606		$15,676	$41,886		$40,928		$42,690		$47,530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52	%^	1.55%	1.60%		1.60%		1.60%		1.59%
Expenses, before waivers/reimbursements	1.76	%^	1.78%	1.78%		1.78%		1.77%		1.73%
Net investment income(b)	1.34	%^	1.38%†	1.60%		1.79%		2.46%		1.62%
Portfolio turnover rate**	109%		209%	128%		198%		221%		189%
See footnote summary on page 87.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 81

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.11		$ 11.24	$ 11.06		$ 11.24		$ 11.00		$ 11.41

Income From Investment Operations
Net investment income(a)(b)	.13		.27 †	.29		.31		.39		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)		(.07)	.28		(.12)		.22		(.36)
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.11)		.20	.57		.19		.61		(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.25)	(.39)		(.37)		(.37)		(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)		(.33)	(.39)		(.37)		(.37)		(.34)

Net asset value, end of period	$ 10.86		$ 11.11	$ 11.24		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	(1.03)%		1.84%†	5.29%		1.73%		5.65	%*	(.61	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,585		$67,357	$56,068		$22,705		$26,352		$73,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52	%^	.54%	.60%		.60%		.60%		.59%
Expenses, before waivers/reimbursements	.76	%^	.78%	.78%		.77%		.75%		.72%
Net investment income(b)	2.34	%^	2.41%†	2.60%		2.78%		3.51%		2.60%
Portfolio turnover rate**	109%		209%	128%		198%		221%		189%

See footnote summary on page 87.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.10		$ 11.23	$ 11.06		$ 11.24		$ 11.00		$ 11.40

Income From Investment Operations
Net investment income(a)(b)	.10		.21 †	.23		.26		.33		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)		(.06)	.28		(.12)		.23		(.36)
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.14)		.15	.51		.14		.56		(.12)

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.21)	(.34)		(.32)		(.32)		(.28)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.11)		(.28)	(.34)		(.32)		(.32)		(.28)

Net asset value, end of period	$ 10.85		$ 11.10	$ 11.23		$ 11.06		$ 11.24		$ 11.00

Total Return
Total investment return based on net asset value(d)	(1.28)%		1.34%†	4.67%		1.23%		5.13	%*	(1.01	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,496		$2,699	$3,023		$2,936		$2,368		$2,241
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02	%^	1.04%	1.10%		1.10%		1.10%		1.09%
Expenses, before waivers/reimbursements	1.37	%^	1.39%	1.38%		1.38%		1.36%		1.31%
Net investment income(b)	1.85	%^	1.91%†	2.10%		2.29%		2.94%		2.13%
Portfolio turnover rate**	109%		209%	128%		198%		221%		189%

See footnote summary on page 87.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.11		$ 11.24	$ 11.07		$ 11.24		$ 11.01		$ 11.41

Income From Investment Operations
Net investment income(a)(b)	.11		.24 †	.26		.28		.35		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)		(.07)	.27		(.10)		.22		(.36)
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.13)		.17	.53		.18		.57		(.09)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.23)	(.36)		(.35)		(.34)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.12)		(.30)	(.36)		(.35)		(.34)		(.31)

Net asset value, end of period	$ 10.86		$ 11.11	$ 11.24		$ 11.07		$ 11.24		$ 11.01

Total Return
Total investment return based on net asset value(d)	(1.16)%		1.59%†	4.93%		1.57%		5.30	%*	(.76	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,110		$5,876	$5,706		$3,922		$4,515		$3,459
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77	%^	.79%	.85%		.85%		.85%		.84%
Expenses, before waivers/reimbursements	1.07	%^	1.09%	1.09%		1.08%		1.03%		.93%
Net investment income(b)	2.11	%^	2.15%†	2.34%		2.53%		3.17%		2.38%
Portfolio turnover rate**	109%		209%	128%		198%		221%		189%

See footnote summary on page 87.

84 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,
			2017	2016		2015		2014		2013

Net asset value, beginning of period	$ 11.12		$ 11.24	$ 11.07		$ 11.25		$ 11.01		$ 11.42

Income From Investment Operations
Net investment income(a)(b)	.13		.27 †	.28		.31		.36		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)		(.06)	.28		(.12)		.25		(.25)
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.11)		.21	.56		.19		.61		(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.25)	(.39)		(.37)		(.37)		(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)		(.33)	(.39)		(.37)		(.37)		(.34)

Net asset value, end of period	$ 10.87		$ 11.12	$ 11.24		$ 11.07		$ 11.25		$ 11.01

Total Return
Total investment return based on net asset value(d)	(1.03)%		1.93%†	5.20%		1.73%		5.65	%*	(.62	)%††
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,854		$2,729	$2,613		$511		$107		$14
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52	%^	.54%	.60%		.60%		.60%		.56%
Expenses, before waivers/reimbursements	.71	%^	.75%	.76%		.75%		.75%		.67%
Net investment income(b)	2.36	%^	2.41%†	2.56%		2.74%		3.22%		2.46%
Portfolio turnover rate**	109%		209%	128%		198%		221%		189%

See footnote summary on page 87.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2018 (unaudited)		Year Ended October 31,					April 28, 2014(e) to October 31, 2014
			2017	2016		2015

Net asset value, beginning of period	$ 11.13		$ 11.26	$ 11.08		$ 11.26		$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.13		.27 †	.28		.32		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)		(.07)	.29		(.13)		.10
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.12)		.20	.57		.19		.29

Less: Dividends
Dividends from net investment income	(.14)		(.25)	(.39)		(.37)		(.18)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)		(.33)	(.39)		(.37)		(.18)

Net asset value, end of period	$ 10.87		$ 11.13	$ 11.26		$ 11.08		$ 11.26

Total Return
Total investment return based on net asset value(d)	(1.12)%		1.84%†	5.28%		1.72%		2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,836		$24,653	$18,134		$4,851		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52	%^	.54%	.60%		.60%		.60	%^
Expenses, before waivers/reimbursements	.64	%^	.66%	.66%		.71%		.66	%^
Net investment income(b)	2.36	%^	2.42%†	2.52%		2.91%		3.29	%^
Portfolio turnover rate**	109%		209%	128%		198%		221%

See footnote summary on page 87.

86 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of operations.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .002	.02%	.02%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year October 31, 2014 by .01%.

††	Includes the impact of proceeds received and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by .14%.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 87

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Vice President Greg J. Wilensky(2), Vice President Michael Canter(2), Vice President	Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Messrs. Keegan, Peebles, Wilensky, Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

88 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended to add an additional breakpoint to the advisory fee schedule (as so amended, the “Advisory Agreement”), in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 89

such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

90 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences

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between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since February 1, 2017, when the advisory fee was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views

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on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 93

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IB-0152-0418

APR    04.30.18

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 11, 2018

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2018.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB MUNICIPAL BOND INFLATION STRATEGY
Class 1 Shares[1]	-0.08%	0.84%
Class 2 Shares[1]	0.07%	1.04%
Class A Shares	-0.09%	0.74%
Class C Shares	-0.38%	0.06%
Advisor Class Shares[2]	0.04%	0.99%
Bloomberg Barclays 1-10 Year TIPS Index	-0.17%	-0.15%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2018.

All share classes except Class C shares outperformed the benchmark for the six-month period; for the 12-month period, all share classes outperformed the benchmark, before sales changes.

The Fund invests in municipal bonds, uses derivatives for inflation protection and takes a more diversified approach than a typical municipal fund. Outperformance over both periods was driven by the Fund’s lower interest rate risk as interest rates rose. The Fund’s investment credit also contributed, relative to the benchmark, as credit spreads narrowed. Consumer price index (“CPI”) swaps added to performance on an absolute basis, but underperformed relative to the movement in TIPS inflation breakevens.

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For the six-month period, yield-curve positioning, particularly in six- to seven-year, seven- to 10-year and over-10-year duration municipals, contributed. Sector selection in the special tax and state general obligation sectors detracted, as did exposure to municipal bonds.

For the 12-month period, an allocation to municipal bonds contributed. Sector selection in transportation and revenue-backed bonds also contributed. Yield-curve positioning in five- to six-year and seven- to 10-year duration municipals detracted, as did an overweight to the pre-refunded sector.

The Fund utilized credit default swaps for investment purposes, which had no material impact on absolute performance for either period. CPI swaps were utilized for hedging purposes and added for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Against the backdrop of three interest rate hikes by the US Federal Reserve and concerns about tax reform, municipals remained resilient throughout 2017 and outperformed US Treasuries. Yields rose at the beginning of 2018; by the end of February, 10-year AAA municipal yields were 50 basis points higher than at the end of 2017. Longer-term municipal yields did not change significantly for the remainder of the period ended April 30, 2018, though short-term yields declined another 25-40 basis points. For the entire 12-month period, short-maturity yields increased significantly more than intermediate- and long-maturity yields; for example, AAA-rated two-year yields increased almost 90 basis points, while AAA-rated 30-year yields only rose about 15 basis points.

The Fund’s Senior Investment Management Team (the “Team”) maintains the Fund’s underweight to the longest-maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the current strength of the US economy. The Team continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 5.11% and 0.07%, respectively.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will

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(continued on next page)

consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

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DISCLOSURES AND RISKS (continued)

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Funds—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			1.96%
1 Year	0.84%	0.84%
5 Years	0.60%	0.60%
Since Inception[3]	1.93%	1.93%
CLASS 2 SHARES[2]			2.06%
1 Year	1.04%	1.04%
5 Years	0.71%	0.71%
Since Inception[3]	2.04%	2.04%
CLASS A SHARES			1.72%
1 Year	0.74%	-2.30%
5 Years	0.45%	-0.16%
Since Inception[3]	1.76%	1.38%
CLASS C SHARES			1.03%
1 Year	0.06%	-0.93%
5 Years	-0.28%	-0.28%
Since Inception[3]	1.04%	1.04%
ADVISOR CLASS SHARES[4]			2.02%
1 Year	0.99%	0.99%
5 Years	0.72%	0.72%
Since Inception[3]	2.05%	2.05%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2018.

2	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3	Inception date: 1/26/2010.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	1.18%
5 Years	0.66%
Since Inception[2]	1.96%
CLASS 2 SHARES[1]
1 Year	1.27%
5 Years	0.74%
Since Inception[2]	2.05%
CLASS A SHARES
1 Year	-1.98%
5 Years	-0.12%
Since Inception[2]	1.41%
CLASS C SHARES
1 Year	-0.68%
5 Years	-0.24%
Since Inception[2]	1.06%
ADVISOR CLASS SHARES[3]
1 Year	1.22%
5 Years	0.76%
Since Inception[2]	2.06%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception date: 1/26/2010.

3	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

FUND EXPENSES (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$999.10	$3.72	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000	$996.20	$7.42	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$1,000.40	$2.48	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class 1
Actual	$1,000	$999.20	$2.97	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class 2
Actual	$1,000	$1,000.70	$2.48	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $960.8

1	All data are as of April 30, 2018. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

April 30, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.4%
Long-Term Municipal Bonds – 99.4%
Alabama – 2.2%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,410,424
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	1,843,542
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/25	2,110	2,379,679
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2016A 5.00%, 12/01/31	11,235	12,083,130

		20,716,775

Arizona – 2.0%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,105,964
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,614,415
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21 (Pre-refunded/ETM)	630	670,087
5.00%, 7/01/21	1,135	1,207,969
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,444,486
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	1,200	1,200,240

		19,243,161

California – 2.2%
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	450	464,576

14 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NATL Series 2006-32F 5.25%, 5/01/18	$290	$290,000
State of California Series 2011 5.00%, 10/01/20	5,000	5,368,850
Series 2012 5.00%, 9/01/20	9,305	9,970,307
Series 2014 5.00%, 8/01/22-5/01/25	4,250	4,845,295

		20,939,028

Colorado – 3.1%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/29(a)(b)	1,510	1,618,297
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	401,239
Series 2012A 5.00%, 11/15/24(c)	10,395	11,479,302
5.00%, 11/15/25	3,000	3,311,580
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23(c)	4,730	5,395,180
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,030,880
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/20(a)(b)	1,310	1,382,915
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	466,246

		30,085,639

Connecticut – 2.7%
State of Connecticut Series 2013A 5.00%, 10/15/24	5,035	5,503,557
Series 2014A 5.00%, 3/01/28	2,230	2,420,866
Series 2014F 5.00%, 11/15/26	1,275	1,400,702
Series 2015B 5.00%, 6/15/25	4,330	4,822,581

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 3/15/32	$5,000	$5,486,550
Series 2018B 5.00%, 4/15/28	1,440	1,635,739
State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	4,912,150

		26,182,145

Florida – 7.4%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,315	8,076,930
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,840,142
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,317,943
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,708,870
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	20,883,098
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,665,705
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,013,580
Series 2013A 5.00%, 7/01/19	2,000	2,072,640
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,139,783
Series 2015B 5.00%, 10/01/23	1,500	1,693,605
Florida State Board of Education (State of Florida) Series 2015B 5.00%, 6/01/21	1,725	1,874,523

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/33	$4,000	$4,532,440
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	1,900	1,931,939
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/28	1,000	1,127,790
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/25	4,500	5,148,225

		71,027,213

Georgia – 1.9%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,067,400
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	9,370	9,913,366
Series 2018C 4.00%, 8/01/48(d)	6,850	7,269,289

		18,250,055

Illinois – 5.9%
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/29	5,000	5,612,600
Series 2016C 5.00%, 1/01/33	5,000	5,599,950
Series 2017B 5.00%, 1/01/35	1,475	1,655,466
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,768,275
5.50%, 1/01/25	2,250	2,519,010
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/20-2/15/24	6,355	6,734,516
Sangamon County Water Reclamation District Series 2011A 5.00%, 1/01/21	2,170	2,289,936

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2006A 5.00%, 6/01/19	$1,040	$1,062,266
Series 2013 5.00%, 7/01/23	1,670	1,737,635
Series 2013A 5.00%, 4/01/20	4,080	4,198,320
Series 2014 5.00%, 5/01/30	4,180	4,251,436
Series 2017B 5.00%, 12/01/24	5,050	5,244,677
Series 2017D 5.00%, 11/01/21-11/01/24	12,420	12,906,419

		56,580,506

Indiana – 0.6%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20	2,860	3,000,140
5.00%, 1/01/23 (Pre-refunded/ETM)	2,105	2,288,830

		5,288,970

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 5.25%, 12/01/50	2,250	2,363,198

Kentucky – 3.1%
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/27-7/01/28	3,845	4,270,033
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,377,736
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 4/01/48	17,025	18,035,774
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25 (Pre-refunded/ETM)	2,275	2,528,026

		30,211,569

Louisiana – 4.9%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34	1,800	2,043,216

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Louisiana Series 2017B 5.00%, 10/01/31-10/01/32	$30,210	$34,965,476
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27 (Pre-refunded/ETM)(a)	2,860	3,172,913
5.00%, 5/01/27	6,225	6,840,901

		47,022,506

Maryland – 4.8%
State of Maryland Series 2014B 5.00%, 8/01/20	10,165	10,845,445
5.00%, 8/01/21(c)	26,600	29,043,476
Series 2017B 5.00%, 8/01/24	5,790	6,665,564

		46,554,485

Massachusetts – 5.4%
Commonwealth of Massachusetts AGM Series 2006C 3.092% (CPIYOYX + 0.88%), 11/01/19(e)	9,575	9,635,418
NATL Series 2000D 2.596%, 12/01/30(f)	500	498,550
NATL Series 2000E 2.611%, 12/01/30(f)	4,525	4,511,878
NATL Series 2000F 2.611%, 12/01/30(f)	1,000	997,100
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.881% (CPIYOYX + 1.67%), 6/01/20(e)	3,450	3,525,555
Commonwealth of Massachusetts Transportation Fund Revenue Series 2017A 5.00%, 6/01/30-6/01/31	10,960	13,025,875
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	3,655,807
Series 2004C 3.127 (CPIYOYX + 0.79%), 7/01/20(e)	2,650	2,661,024
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.00% (CPIYOYX + 0.99%), 8/01/22(e)	3,240	3,255,325

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 4/01/28	$1,655	$1,977,113
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,752,596
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,446,847

		51,943,088

Michigan – 2.7%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/21	3,750	4,026,263
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/26-4/01/27	2,735	3,068,015
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	10,545	11,919,752
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/31	1,785	2,021,887
University of Michigan Series 2017A 5.00%, 4/01/24	4,000	4,593,920

		25,629,837

Minnesota – 0.1%
Minnesota Higher Education Facilities Authority Series 2010B 5.00%, 10/01/21 (Pre-refunded/ETM)	1,295	1,349,791

Mississippi – 0.4%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	1,500	1,531,395

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 1/01/19	$1,000	$1,020,930
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	1,500	1,610,805

		4,163,130

Missouri – 0.2%
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36	1,675	1,728,768

Montana – 0.4%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/31-2/15/33	3,275	3,674,941

Nevada – 1.1%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,032,980
Series 2013B 5.00%, 6/01/19	2,210	2,282,886
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	811,274
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,593,765
Series 2015B 5.00%, 12/01/20	4,250	4,571,257

		10,292,162

New Jersey – 5.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	1,150	1,222,094
Series 2014U 5.00%, 6/15/24	4,250	4,593,400
Series 2017B 5.00%, 11/01/20	1,000	1,053,200

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/26-10/01/27	$3,810	$4,230,247
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	4,390	4,812,713
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	10,000	10,612,500
Series 2014C 5.25%, 6/15/32	2,960	3,183,865
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,600	1,792,976
5.00%, 1/01/23	200	223,276
Series 2014A 5.00%, 1/01/28	4,785	5,385,661
Series 2014C 5.00%, 1/01/23	1,590	1,775,044
Series 2017A 5.00%, 1/01/33	7,300	8,352,441
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/30	4,750	5,376,572

		52,613,989

New York – 13.9%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	4,613,885
Series 2014J 5.00%, 8/01/21	6,100	6,650,281
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24 (Pre-refunded/ETM)	4,065	4,572,475
5.00%, 11/15/25 (Pre-refunded/ETM)	5,000	5,624,200
Series 2012F 5.00%, 11/15/26	3,635	4,030,633
Series 2013A 5.00%, 11/15/26 (Pre-refunded/ETM)	2,300	2,606,567
Series 2013E 5.00%, 11/15/25 (Pre-refunded/ETM)	8,510	9,731,185

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	$3,875	$4,203,949
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	6,830	7,598,170
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,236,610
Series 2012A 5.00%, 12/15/22(c)	14,610	16,363,054
Series 2012B 5.00%, 3/15/20	7,900	8,346,034
Series 2014A 5.00%, 2/15/28	6,565	7,424,949
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 2.80%, 5/01/34(f)	3,500	3,360,595
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,269,850
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	18,463,442
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,000	4,118,800
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 1/01/27-1/01/29(d)	9,255	10,408,091
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	4,571,765
Series 2013B 5.00%, 11/15/20	4,100	4,407,951

		133,602,486

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 1.6%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	$6,700	$7,215,096
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	7,716,232

		14,931,328

Ohio – 3.1%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/36	5,000	5,557,450
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	3,385	3,719,946
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24	2,585	2,879,576
City of Cleveland OH Income Tax Revenue Series 2017B-1 5.00%, 10/01/27-10/01/30	7,585	8,829,311
Series 2017B-2 5.00%, 10/01/29	1,485	1,725,585
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/37	5,600	5,930,176
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	235	225,600
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	825	792,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	420	403,200

		30,062,844

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oregon – 1.4%
Deschutes County Administrative School District No 1 Bend-La Pine Series 2013 5.00%, 6/15/20	$5,180	$5,509,707
Deschutes County Hospital Facilities Authority (St Charles Health Systems, Inc.) Series 2016A 4.00%, 1/01/33	1,000	1,026,540
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25 (Pre-refunded/ETM)	4,605	5,015,628
Series 2018A 5.00%, 10/01/29	1,910	2,230,097

		13,781,972

Pennsylvania – 6.9%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,324,205
City of Philadelphia PA Series 2017 5.00%, 8/01/28	12,990	14,949,282
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/32-10/01/33	2,135	2,457,957
AGM Series 2010A 5.00%, 6/15/18	550	552,189
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/25	10,025	11,330,856
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/34(d)	1,500	1,690,755
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)(a)	475	492,870
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25(a)	2,060	2,144,378

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19	$3,085	$3,149,785
Series 2012B 5.00%, 7/01/21	5,995	6,061,844
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/34-6/01/36	7,580	8,368,496
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	1,910,070
Series 2016F 5.00%, 9/01/34	5,000	5,533,850
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,531,696

		66,498,233

South Carolina – 1.3%
Renewable Water Resources Series 2012 5.00%, 1/01/24	2,570	2,820,010
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/34-12/01/36	2,535	2,776,225
Series 2016B 5.00%, 12/01/37	5,040	5,533,315
Series 2016C 5.00%, 12/01/35	930	1,023,911

		12,153,461

Tennessee – 0.3%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23 (Pre-refunded/ETM)(a)	455	505,605
5.00%, 7/01/23	1,930	2,142,223

		2,647,828

Texas – 6.0%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/19	1,000	1,039,390

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Birdville Independent School District Series 2015B 5.00%, 2/15/22	$3,825	$4,214,844
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,203,553
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,169,122
City of Garland TX Series 2010 5.00%, 2/15/26	500	525,815
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,176,991
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	2,150	2,325,827
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27 (Pre-refunded/ETM)	2,735	3,000,979
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	1,783,500
Conroe Independent School District Series 2011 5.00%, 2/15/24 (Pre-refunded/ETM)	255	268,579
5.00%, 2/15/24-2/15/26	4,955	5,215,995
5.00%, 2/15/26 (Pre-refunded/ETM)	1,030	1,084,848
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,582,329
New Hope Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2016 5.00%, 11/15/36	1,000	1,035,820
New Hope Cultural Education Facilities Finance Corp. (The Langford at College Station) Series 2016B2 3.00%, 11/15/21(a)	800	794,152

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/31	$1,000	$1,096,330
North Texas Tollway Authority Series 2011D 5.25%, 9/01/26 (Pre-refunded/ETM)(a)	3,625	3,995,257
Series 2017A 5.00%, 1/01/38	3,000	3,246,990
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,840,576
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	3,757,178
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35	900	908,343
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017B-3 3.875%, 11/15/22(a)	1,550	1,552,093
Texas Transportation Commission State Highway Fund Series 2016A 5.00%, 10/01/25	2,865	3,349,013
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	1,070	1,127,951

		57,295,475

Virginia – 0.7%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	2,000	2,114,800
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,229,600

		6,344,400

Washington – 6.0%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	8,583,181
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/25	3,305	3,607,870

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/23	$4,020	$4,559,886
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	2,720	2,813,930
5.00%, 1/01/20 (Pre-refunded/ETM)(a)	1,280	1,342,502
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	683,570
Series 2012A 5.00%, 7/01/19	4,200	4,352,544
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,345,958
State of Washington Series 2009-2010B 5.00%, 1/01/22	710	744,549
Series 2015R 5.00%, 7/01/26	13,325	15,313,623
Series 2017D 5.00%, 2/01/21	9,985	10,776,012

		58,123,625

Wisconsin – 1.4%
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	9,520	10,759,818
5.00%, 7/01/23-7/01/24	2,480	2,795,183

		13,555,001

Total Long-Term Municipal Bonds (cost $949,356,958)		954,857,609

Short-Term Municipal Notes – 2.0%
Missouri – 0.2%
Health & Educational Facilities Authority of the State of Missouri (St Louis University/US) Series 2013B 1.48%, 10/01/35(g)	2,150	2,150,000

Texas – 1.0%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 1.55%, 11/01/41(g)	9,000	9,000,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wyoming – 0.8%
County of Uinta WY (Chevron Corp.) 1.55%, 8/15/20(g)	$8,000	$8,000,000

Total Short-Term Municipal Notes (cost $19,150,000)		19,150,000

Total Municipal Obligations (cost $968,506,958)		974,007,609

SHORT-TERM INVESTMENTS – 2.1%
U.S. Treasury Bills – 1.9%
U.S. Treasury Bill Zero Coupon, 8/16/18(c) (cost $17,906,348)	18,000	17,906,348

	Shares
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(h)(i)(j) (cost $2,216,243)	2,216,243	2,216,243

Total Short-Term Investments (cost $20,122,591)		20,122,591

Total Investments – 103.5% (cost $988,629,549)		994,130,200
Other assets less liabilities – (3.5)%		(33,297,573)

Net Assets – 100.0%		$960,832,627

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.68%	USD	1,628	$(42,617)	$(97,721)	$55,104
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	755	(19,764)	(30,866)	11,102

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.68%	USD	651	$(17,042)	$(37,693)	$20,651
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	651	(17,042)	(35,265)	18,223
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	911	(23,899)	(36,247)	12,348
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	254	(6,649)	(10,435)	3,786

						$(127,013)	$(248,227)	$121,214

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	25,000	9/02/20	1.548%	CPI#	Maturity/ Maturity	$565,429
Bank of America, NA	USD	25,000	2/02/32	2.403%	CPI#	Maturity/ Maturity	15,790
Barclays Bank PLC	USD	5,500	6/02/19	2.580%	CPI#	Maturity/ Maturity	(456,439)
Barclays Bank PLC	USD	4,000	6/15/20	2.480%	CPI#	Maturity/ Maturity	(299,590)
Barclays Bank PLC	USD	35,000	7/02/20	2.256%	CPI#	Maturity/ Maturity	(1,468,114)
Barclays Bank PLC	USD	1,500	8/04/20	2.308%	CPI#	Maturity/ Maturity	(74,431)
Barclays Bank PLC	USD	2,000	11/10/20	2.500%	CPI#	Maturity/ Maturity	(134,156)
Barclays Bank PLC	USD	1,000	5/04/21	2.845%	CPI#	Maturity/ Maturity	(115,823)
Barclays Bank PLC	USD	3,000	5/12/21	2.815%	CPI#	Maturity/ Maturity	(340,438)
Barclays Bank PLC	USD	14,000	4/03/22	2.663%	CPI#	Maturity/ Maturity	(1,349,782)
Barclays Bank PLC	USD	16,700	10/05/22	2.765%	CPI#	Maturity/ Maturity	(1,623,571)
Barclays Bank PLC	USD	25,000	8/07/24	2.573%	CPI#	Maturity/ Maturity	(1,613,231)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	19,000	5/05/25	2.125%	CPI#	Maturity/ Maturity	$171,588
Barclays Bank PLC	USD	5,400	3/06/27	2.695%	CPI#	Maturity/ Maturity	(609,705)
Barclays Bank PLC	USD	20,000	6/06/32	2.145%	CPI#	Maturity/ Maturity	778,784
Barclays Bank PLC	USD	14,000	9/01/32	2.128%	CPI#	Maturity/ Maturity	653,774
Citibank, NA	USD	22,000	7/02/18	2.084%	CPI#	Maturity/ Maturity	(704,922)
Citibank, NA	USD	15,600	12/14/20	1.548%	CPI#	Maturity/ Maturity	458,402
Citibank, NA	USD	9,000	6/29/22	2.398%	CPI#	Maturity/ Maturity	(615,514)
Citibank, NA	USD	5,400	7/19/22	2.400%	CPI#	Maturity/ Maturity	(353,045)
Citibank, NA	USD	4,000	8/10/22	2.550%	CPI#	Maturity/ Maturity	(313,134)
Citibank, NA	USD	47,000	5/24/23	2.533%	CPI#	Maturity/ Maturity	(3,404,300)
Citibank, NA	USD	15,500	12/07/22	2.748%	CPI#	Maturity/ Maturity	(1,564,914)
Citibank, NA	USD	30,000	10/29/23	2.524%	CPI#	Maturity/ Maturity	(1,887,260)
Citibank, NA	USD	30,000	9/19/24	2.070%	CPI#	Maturity/ Maturity	729,934
Citibank, NA	USD	15,800	2/08/28	2.940%	CPI#	Maturity/ Maturity	(2,305,147)
Deutsche Bank AG	USD	11,000	6/20/21	2.655%	CPI#	Maturity/ Maturity	(1,099,595)
Deutsche Bank AG	USD	9,800	9/07/21	2.400%	CPI#	Maturity/ Maturity	(662,602)
Deutsche Bank AG	USD	25,000	9/02/25	1.880%	CPI#	Maturity/ Maturity	797,601
JPMorgan Chase Bank, NA	USD	19,000	8/17/22	2.523%	CPI#	Maturity/ Maturity	(1,406,037)
JPMorgan Chase Bank, NA	USD	1,400	6/30/26	2.890%	CPI#	Maturity/ Maturity	(217,582)
JPMorgan Chase Bank, NA	USD	3,300	7/21/26	2.935%	CPI#	Maturity/ Maturity	(541,122)
JPMorgan Chase Bank, NA	USD	5,400	11/14/26	2.488%	CPI#	Maturity/ Maturity	(438,547)
JPMorgan Chase Bank, NA	USD	4,850	12/23/26	2.484%	CPI#	Maturity/ Maturity	(380,616)
JPMorgan Chase Bank, NA	USD	13,000	3/01/27	2.279%	CPI#	Maturity/ Maturity	81,770
JPMorgan Chase Bank, NA	USD	21,350	2/20/28	2.899%	CPI#	Maturity/ Maturity	(2,945,601)

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	12,000	3/26/28	2.880%	CPI#	Maturity/ Maturity	$(1,605,865)
JPMorgan Chase Bank, NA	USD	18,000	4/17/30	2.378%	CPI#	Maturity/ Maturity	13,625
JPMorgan Chase Bank, NA	USD	24,000	11/17/32	2.183%	CPI#	Maturity/ Maturity	881,802
JPMorgan Chase Bank, NA	USD	1,000	7/29/20	2.305%	CPI#	Maturity/ Maturity	(50,149)
JPMorgan Chase Bank, NA	USD	2,400	10/03/26	2.485%	CPI#	Maturity/ Maturity	(192,156)
Morgan Stanley Capital Services LLC	USD	2,000	10/14/20	2.370%	CPI#	Maturity/ Maturity	(104,871)
Morgan Stanley Capital Services LLC	USD	13,000	5/23/21	2.680%	CPI#	Maturity/ Maturity	(1,286,922)
Morgan Stanley Capital Services LLC	USD	10,000	4/16/23	2.690%	CPI#	Maturity/ Maturity	(902,064)
Morgan Stanley Capital Services LLC	USD	5,000	8/15/26	2.885%	CPI#	Maturity/ Maturity	(762,410)

							$(26,681,156)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $6,133,391 or 0.6% of net assets.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	When-Issued or delayed delivery security.

(e)	Variable rate coupon, rate shown as of April 30, 2018.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2018 and the aggregate market value of these securities amounted to $9,368,123 or 0.98% of net assets.

(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.1% and 0.1%, respectively.

Currency Abbreviations:

USD – United States Dollar

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

CPIYOYX – Consumer Price Index Year Over Year Change

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $986,413,306)	$991,913,957
Affiliated issuers (cost $2,216,243)	2,216,243
Cash	9,368
Interest receivable	11,829,275
Unrealized appreciation on inflation swaps	5,148,499
Receivable for capital stock sold	2,108,111
Unrealized appreciation on credit default swaps	121,214
Affiliated dividends receivable	2,659

Total assets	1,013,349,326

Liabilities
Unrealized depreciation on inflation swaps	31,829,655
Payable for investment securities purchased	19,415,556
Payable for capital stock redeemed	555,983
Advisory fee payable	320,896
Upfront premiums received on credit default swaps	248,227
Distribution fee payable	58,933
Administrative fee payable	21,550
Transfer Agent fee payable	17,150
Directors’ fees payable	3,031
Accrued expenses	45,718

Total liabilities	52,516,699

Net Assets	$960,832,627

Composition of Net Assets
Capital stock, at par	$94,765
Additional paid-in capital	994,216,928
Distributions in excess of net investment income	(152,843)
Accumulated net realized loss on investment transactions	(12,266,932)
Net unrealized depreciation on investments	(21,059,291)

$960,832,627

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$69,429,657	6,830,863	$10.16	*

C	$11,830,329	1,165,953	$10.15

Advisor	$211,614,423	20,807,953	$10.17

1	$453,373,681	44,779,044	$10.12

2	$214,584,537	21,181,137	$10.13

*	The maximum offering price per share for Class A shares was $10.47 which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

Investment Income
Interest	$13,048,170
Dividends—Affiliated issuers	51,441	$13,099,611

Expenses
Advisory fee (see Note B)	2,301,250
Distribution fee—Class A	79,025
Distribution fee—Class C	59,467
Distribution fee—Class 1	216,620
Transfer agency—Class A	14,341
Transfer agency—Class C	2,755
Transfer agency—Advisor Class	45,776
Transfer agency—Class 1	11,473
Transfer agency—Class 2	5,571
Custodian	92,488
Audit and tax	41,016
Registration fees	40,081
Administrative	31,772
Legal	22,830
Printing	22,820
Directors’ fees	13,906
Miscellaneous	18,187

Total expenses	3,019,378
Less: expenses waived and reimbursed by the Adviser (see Note B)	(369,255)

Net expenses		2,650,123

Net investment income		10,449,488

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(1,257,736)
Swaps		(2,521,827)
Net change in unrealized appreciation/depreciation of:
Investments		(22,927,678)
Swaps		16,304,425

Net loss on investment transactions		(10,402,816)

Net Increase in Net Assets from Operations		$46,672

See notes to financial statements.

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,449,488	17,074,726
Net realized loss on investment transactions	(3,779,563)	(2,767,495)
Net change in unrealized appreciation/depreciation of investments	(6,623,253)	2,734,873

Net increase in net assets from operations	46,672	17,042,104
Dividends to Shareholders from
Net investment income
Class A	(686,164)	(1,019,585)
Class C	(83,022)	(135,480)
Advisor Class	(2,469,997)	(3,944,867)
Class 1	(5,209,881)	(7,492,362)
Class 2	(2,647,092)	(4,032,613)
Capital Stock Transactions
Net increase	63,112,727	204,460,858

Total increase	52,063,243	204,878,055
Net Assets
Beginning of period	908,769,384	703,891,329

End of period (including distributions in excess of net investment income of ($152,843) and undistributed net investment income of $493,825, respectively)	$960,832,627	$908,769,384

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security

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features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$932,068,228		$22,789,381		$954,857,609
Short-Term Investments:
Short-Term Municipal Notes		– 0	–	19,150,000		– 0	–	19,150,000
U.S. Treasury Bills		– 0	–	17,906,348		– 0	–	17,906,348
Investment Companies		2,216,243		– 0	–	– 0	–	2,216,243

Total Investments in Securities		2,216,243		969,124,576		22,789,381		994,130,200
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	5,148,499		– 0	–	5,148,499
Liabilities:
Credit Default Swaps				(127,013)				(127,013)
Inflation (CPI) Swaps		– 0	–	(31,829,655)		– 0	–	(31,829,655)

Total(b)		$2,216,243		$942,316,407		$22,789,381		$967,322,031

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/17	$19,128,058		$19,128,058
Accrued discounts/(premiums)	(145,860)		(145,860)
Realized gain (loss)	36,813		36,813
Change in unrealized appreciation/depreciation	(549,528)		(549,528)
Purchases	1,201,500		1,201,500
Sales	(1,032,590)		(1,032,590)
Transfers in to Level 3	4,150,988		4,150,988	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/18	$22,789,381		$22,789,381

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/18(b)	$(537,349)		$(537,349)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings,

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review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Effective January 30, 2015, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2019 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2018, such reimbursements/waivers amounted to $360,447.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the reimbursement for such services amounted to $31,772.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $29,560 for the six months ended April 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $17 from the sale of Class A shares and received $6,369 and $909 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2018.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $8,808.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$11,054	$120,118	$128,956	$2,216	$51

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $393,399 and $1,638,351 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$150,448,048		$37,643,152
U.S. government securities	– 0	–	43,223,340

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$18,200,457
Gross unrealized depreciation	(39,259,748)

Net unrealized depreciation	$(21,059,291)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2018, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of

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the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2018, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$5,148,499	Unrealized depreciation on inflation swaps	$31,829,655

Credit contracts	Unrealized appreciation on credit default swaps	121,214

Total		$5,269,713		$31,829,655

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,560,602)	$16,183,211

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	38,775	121,214

Total		$(2,521,827)	$16,304,425

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018:

Inflation Swaps:
Average notional amount	$635,900,000
Credit Default Swaps:
Average notional amount of sale contracts	$4,210,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivatives Assets
Bank of America, NA	$581,219	$	– 0	–	$	– 0	–	$(536,567)		$44,652
Barclays Bank PLC	1,604,146		(1,604,146)			– 0	–	– 0	–	– 0	–
Citibank, NA	1,188,336		(1,188,336)			– 0	–	– 0	–	– 0	–
Deutsche Bank AG	797,601		(797,601)			– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	977,197		(977,197)			– 0	–	– 0	–	– 0	–

Total	$5,148,499		$(4,567,280)		$	– 0	–	$(536,567)		$44,652	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$8,085,280	$(1,604,146)		$	– 0	–	$(6,481,134)		$	– 0	–
Citibank, NA	11,148,236	(1,188,336)			– 0	–	(9,959,900)			– 0	–
Credit Suisse International	62,381	– 0	–		– 0	–	– 0	–		62,381
Deutsche Bank AG	1,762,197	(797,601)			– 0	–	(964,596)			– 0	–
Goldman Sachs International	57,983	– 0	–		– 0	–	– 0	–		57,983
JPMorgan Chase Bank, NA	7,777,675	(977,197)			– 0	–	(6,773,573)			26,905
Morgan Stanley Capital Services LLC	3,062,916	– 0	–		– 0	–	(3,062,916)			– 0	–

Total	$31,956,668	$(4,567,280)		$	– 0	–	$(27,242,119)			$147,269	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class A
Shares sold	1,759,544	3,860,338	$17,973,910	$39,389,359

Shares issued in reinvestment of dividends	48,252	68,587	493,979	702,584

Shares converted from Class C	796	18,459	8,147	189,571

Shares redeemed	(643,727)	(1,910,262)	(6,579,567)	(19,554,001)

Net increase	1,164,865	2,037,122	$11,896,469	$20,727,513

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	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class C
Shares sold	115,605	482,829	$1,176,198	$4,914,367

Shares issued in reinvestment of dividends	5,901	9,794	60,317	100,174

Shares converted to Class A	(797)	(18,496)	(8,147)	(189,571)

Shares redeemed	(191,508)	(289,370)	(1,952,729)	(2,958,533)

Net increase (decrease)	(70,799)	184,757	$(724,361)	$1,866,437

Advisor Class
Shares sold	4,609,783	12,317,124	$47,119,796	$125,893,746

Shares issued in reinvestment of dividends	168,839	272,759	1,729,037	2,795,556

Shares redeemed	(3,371,576)	(7,978,907)	(34,523,728)	(81,741,861)

Net increase	1,407,046	4,610,976	$14,325,105	$46,947,441

Class 1
Shares sold	6,443,899	13,846,820	$65,581,489	$141,531,447

Shares issued in reinvestment of dividends	409,960	581,371	4,181,952	5,936,458

Shares redeemed	(3,480,407)	(5,516,471)	(35,418,448)	(56,316,601)

Net increase	3,373,452	8,911,720	$34,344,993	$91,151,304

Class 2
Shares sold	1,299,169	5,861,015	$13,226,419	$59,930,076

Shares issued in reinvestment of dividends	191,780	301,058	1,956,834	3,075,422

Shares redeemed	(1,168,739)	(1,881,524)	(11,912,732)	(19,237,335)

Net increase	322,210	4,280,549	$3,270,521	$43,768,163

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult

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NOTES TO FINANCIAL STATEMENTS (continued)

to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment

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NOTES TO FINANCIAL STATEMENTS (continued)

fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018. Effective July 5, 2018, the Facility will be increased to $325 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017		2016
Distributions paid from:
Ordinary income	$719,132		$423,254
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	$719,132		$423,254
Tax-exempt income	15,905,775		14,742,426

Total distributions paid	$16,624,907		$15,165,680

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$493,825
Accumulated capital and other losses	(8,487,369	)(a)
Unrealized appreciation/(depreciation)	(14,436,038)

Total accumulated earnings/(deficit)	$(22,429,582)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $8,487,369.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net short-term capital loss carryforward of $213,464 and a net long-term capital loss carryforward of $8,273,905, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount

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NOTES TO FINANCIAL STATEMENTS (continued)

continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.28	$ 10.29	$ 10.14	$ 10.48	$ 10.35	$ 10.80

Income From Investment Operations
Net investment income(a)(b)	.11	.19	.18	.15	.13	.12
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.01)	.16	(.34)	.12	(.44)

Net increase (decrease) in net asset value from operations	(.01)	.18	.34	(.19)	.25	(.32)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.19)	(.19)	(.15)	(.12)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.11)	(.19)	(.19)	(.15)	(.12)	(.13)

Net asset value, end of period	$ 10.16	$ 10.28	$ 10.29	$ 10.14	$ 10.48	$ 10.35

Total Return
Total investment return based on net asset value(d)	(.09)%	1.75%	3.38%	(1.83)%	2.44%	(2.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,430	$58,270	$37,345	$41,122	$60,016	$95,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%^	.75%	.75%	.76%	.80%	.80%
Expenses, before waivers/reimbursements	.86	%^	.86%	.86%	.87%	.90%	.91%
Net investment income(a)	2.10	%^	1.90%	1.78%	1.49%	1.24%	1.10%
Portfolio turnover rate	9%	9%	9%	17%	18%	15%

See footnote summary on page 53.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.26	$ 10.27	$ 10.12	$ 10.46	$ 10.33	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.07	.12	.10	.08	.06	.04
Net realized and unrealized gain (loss) on investment transactions	(.11)	(.02)	.16	(.35)	.12	(.43)

Net increase (decrease) in net asset value from operations	(.04)	.10	.26	(.27)	.18	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.11)	(.11)	(.07)	(.05)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.07)	(.11)	(.11)	(.07)	(.05)	(.06)

Net asset value, end of period	$ 10.15	$ 10.26	$ 10.27	$ 10.12	$ 10.46	$ 10.33

Total Return
Total investment return based on net asset value(d)	(.38)%	.99%	2.61%	(2.56)%	1.72%	(3.67)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,830	$12,693	$10,805	$13,154	$20,873	$29,748
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers/reimbursements	1.61	%^	1.61%	1.61%	1.61%	1.60%	1.61%
Net investment income(a)	1.34	%^	1.15%	1.03%	.75%	.54%	.41%
Portfolio turnover rate	9%	9%	9%	17%	18%	15%

See footnote summary on page 53.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.29	$ 10.30	$ 10.14	$ 10.48	$ 10.35	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.12	.22	.21	.18	.16	.15
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.02)	.17	(.34)	.12	(.45)

Net increase (decrease) in net asset value from operations	– 0	–	.20	.38	(.16)	.28	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.21)	(.22)	(.18)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.12)	(.21)	(.22)	(.18)	(.15)	(.16)

Net asset value, end of period	$ 10.17	$ 10.29	$ 10.30	$ 10.14	$ 10.48	$ 10.35

Total Return
Total investment return based on net asset value(d)	.04%	2.00%	3.74%	(1.56)%	2.75%	(2.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,614	$199,635	$152,275	$171,789	$185,106	$179,620
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.61	%^	.61%	.61%	.61%	.60%	.61%
Net investment income(a)	2.35	%^	2.15%	2.03%	1.76%	1.55%	1.39%
Portfolio turnover rate	9%	9%	9%	17%	18%	15%

See footnote summary on page 53.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.25	$ 10.26	$ 10.11	$ 10.45	$ 10.33	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.11	.21	.20	.17	.15	.14
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.01)	.16	(.34)	.12	(.43)

Net increase (decrease) in net asset value from operations	(.01)	.20	.36	(.17)	.27	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.21)	(.21)	(.17)	(.15)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.12)	(.21)	(.21)	(.17)	(.15)	(.16)

Net asset value, end of period	$ 10.12	$ 10.25	$ 10.26	$ 10.11	$ 10.45	$ 10.33

Total Return
Total investment return based on net asset value(d)	(.08)%	1.94%	3.58%	(1.62)%	2.60%	(2.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$453,374	$424,291	$333,311	$386,448	$408,307	$419,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements	.67	%^	.67%	.68%	.67%	.66%	.67%
Net investment income(a)	2.25	%^	2.05%	1.93%	1.66%	1.44%	1.30%
Portfolio turnover rate	9%	9%	9%	17%	18%	15%

See footnote summary on page 53.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 10.25	$ 10.26	$ 10.12	$ 10.46	$ 10.33	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.12	.22	.21	.18	.16	.15
Net realized and unrealized gain (loss) on investment transactions	(.11)	(.01)	.15	(.34)	.13	(.44)

Net increase (decrease) in net asset value from operations	.01	.21	.36	(.16)	.29	(.29)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.22)	(.22)	(.18)	(.16)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)

Total dividends and distributions	(.13)	(.22)	(.22)	(.18)	(.16)	(.17)

Net asset value, end of period	$ 10.13	$ 10.25	$ 10.26	$ 10.12	$ 10.46	$ 10.33

Total Return
Total investment return based on net asset value(d)	.07%	2.04%	3.58%	(1.52)%	2.79%	(2.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$214,585	$213,880	$170,155	$176,066	$185,904	$183,237
Ratio to average net assets of:
Expenses, net of waivers	.50	%^	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers	.57	%^	.57%	.58%	.57%	.56%	.57%
Net investment income(a)	2.35	%^	2.14%	2.03%	1.76%	1.54%	1.39%
Portfolio turnover rate.	9%	9%	9%	17%	18%	15%

See footnote summary on page 53.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert (“Guy”) B. Davidson III(2) , Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson III, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

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relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

66 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

68 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0418

APR    04.30.18

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 12, 2018

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio for the semi-annual reporting period ended April 30, 2018.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB TAX-AWARE FIXED INCOME PORTFOLIO
Class A Shares	-0.88%	1.28%
Class C Shares	-1.25%	0.52%
Advisor Class Shares[1]	-0.76%	1.53%
Bloomberg Barclays Municipal Bond Index	-0.97%	1.56%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2018.

All share classes except Class C shares outperformed the benchmark for the six-month period; for the 12-month period, all share classes underperformed the benchmark, before sales charges.

For both periods, security selection within the miscellaneous revenue sector contributed relative to the benchmark, while selections in the public higher education and state general obligation sectors detracted.

For the six-month period, security selection within the tax-supported state lease and tobacco securitization sectors and an overweight to the taxable municipal sector contributed to performance. Yield-curve positioning, specifically an overweight to seven- to 10-year duration municipals, detracted.

For the 12-month period, an overweight to US Treasuries and an underweight to the tax-supported state lease sector detracted, while sector overweights to senior living and taxable municipals contributed. Yield-curve positioning also contributed.

2 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

The Fund utilized derivatives during both periods, which had no material impact on absolute performance. Interest rate swaps were used for hedging purposes; credit default swaps were used for investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

Against the backdrop of three interest rate hikes by the US Federal Reserve and concerns about tax reform, municipals remained resilient throughout 2017 and outperformed US Treasuries. Yields rose at the beginning of 2018; by the end of February, 10-year AAA municipal yields were 50 basis points higher than at the end of 2017. Longer-term municipal yields did not change significantly for the remainder of the period ended April 30, 2018 though short-term yields declined another 25-40 basis points. For the entire 12-month period, short-maturity yields increased significantly more than intermediate- and long-maturity yields; for example, AAA-rated two-year yields increased almost 90 basis points, while AAA-rated 30-year yields only rose about 15 basis points.

The Fund’s Senior Investment Management Team (the “Team”) maintains the Fund’s underweight to the longest maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the current strength of the US economy. The Team continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below investment-grade bonds. The Team seeks to manage interest rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.90% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The

(continued on next page)

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 3

Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment-grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

4 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

6 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.28%	-1.77%
Since Inception[1]	3.16%	2.44%
CLASS C SHARES
1 Year	0.52%	-0.47%
Since Inception[1]	2.41%	2.41%
ADVISOR CLASS SHARES[2]
1 Year	1.53%	1.53%
Since Inception[1]	3.43%	3.43%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.18% and 1.15% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-0.79%
Since Inception[1]	2.53%
CLASS C SHARES
1 Year	0.63%
Since Inception[1]	2.53%
ADVISOR CLASS SHARES[2]
1 Year	2.65%
Since Inception[1]	3.56%

1	Inception date: 12/11/2013.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$991.20	$3.70	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000	$987.50	$7.39	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$992.40	$2.47	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $68.6

1	All data are as of April 30, 2018. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using “S&P Global Ratings” (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.1% in 19 different states and Puerto Rico.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

April 30, 2018 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.3%
Long-Term Municipal Bonds – 93.3%
Alabama – 1.3%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$126,460
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	680	776,927

		903,387

Arizona – 0.3%
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	100	105,522
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	116,769

		222,291

California – 2.1%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/37	175	193,447
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/38	850	963,670
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	264,998

		1,422,115

Colorado – 0.6%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	181,035
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	223,072

		404,107

14 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 2.4%
State of Connecticut Series 2015F 5.00%, 11/15/26	$1,000	$1,114,010
Series 2016G 5.00%, 11/01/20	500	531,330

		1,645,340

District of Columbia – 0.2%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/41	100	107,774

Florida – 13.0%
Bexley Community Development District Series 2016 4.875%, 5/01/47(b)	100	101,289
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	334,805
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	600,474
City of Gainesville FL Utilities System Revenue Series 2017A 5.00%, 10/01/28	2,250	2,679,660
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	879,895
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	296,069
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(b)(c)	100	74,443
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/20	1,605	1,708,892
Series 2017A 5.00%, 7/01/20	1,000	1,064,730
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	270	285,475

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Convention Center/Orlando Series 2015 5.00%, 10/01/21	$435	$475,137
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	422,166

		8,923,035

Georgia – 1.7%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	338,213
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	760	804,073

		1,142,286

Illinois – 6.8%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	240	237,312
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	364,621
Series 2017B 5.00%, 1/01/35	725	813,704
City of Chicago IL Series 2015A 5.00%, 1/01/19	100	101,407
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48(b)	85	83,651
Series 2016C 2.00%, 5/15/55(b)(d)(e)(f)	15	823
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	100	102,959
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	266,627
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	507,887

16 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	$600	$620,316
State of Illinois Series 2012 5.00%, 3/01/31	100	101,384
Series 2013 5.50%, 7/01/25	270	286,640
Series 2014 5.00%, 5/01/35	130	131,139
Series 2016 5.00%, 2/01/24	375	389,572
Series 2017D 5.00%, 11/01/28	625	647,956

		4,655,998

Indiana – 0.7%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	166,498
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	204,778
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	106,733

		478,009

Kentucky – 1.4%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37	175	190,008
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(b)	65	67,741
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	425	456,412

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	$225	$251,145

		965,306

Louisiana – 1.6%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	110,041
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/36	675	748,163
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(b)(e)(g)	250	3
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	215	235,545

		1,093,752

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(a)	100	108,094
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	184,069

		292,163

Maryland – 3.1%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	120	133,612
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(b)	150	159,534

18 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

University System of Maryland Series 2017A 5.00%, 4/01/23	$1,635	$1,844,656

		2,137,802

Massachusetts – 5.3%
Commonwealth of Massachusetts NATL Series 2000E 2.626%, 12/01/30(h)	125	124,637
NATL Series 2000G 2.611%, 12/01/30(h)	300	299,130
Commonwealth of Massachusetts Transportation Fund Revenue Series 2017A 5.00%, 6/01/32	2,365	2,790,795
Massachusetts Development Finance Agency (Zero Waste Solutions) Series 2017 8.00%, 12/01/22(a)(b)	325	268,203
Series 2017A 7.75%, 12/01/44(a)(b)	140	136,756

		3,619,521

Michigan – 3.3%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	115	125,299
Great Lakes Water Authority Sewage Disposal System Revenue Series 2016B 5.00%, 7/01/33	1,000	1,126,850
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	735	738,932
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/32	235	258,324

		2,249,405

Minnesota – 0.3%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	200	226,078

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.1%
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)(b)	$100	$96,250

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	108,867

Nevada – 2.1%
Clark County School District Series 2017C 5.00%, 6/15/36	1,300	1,416,025

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	122,058

New Jersey – 4.0%
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(b)	30	31,631
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	270,460
Series 2014P 5.00%, 6/15/29	200	212,538
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	92,222
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36	280	312,903
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	550	602,959

20 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	$240	$251,138
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32 (Pre-refunded/ETM)	315	350,699
Series 2017B 5.00%, 1/01/32	540	627,048

		2,751,598

New York – 6.2%
City of New York NY Series 2013J 5.00%, 8/01/21	340	370,671
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29 (Pre-refunded/ETM)	315	356,986
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/34(a)	200	215,570
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	480,671
Series 2017B 5.00%, 2/15/29	1,040	1,230,580
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 2.765%, 1/01/39(h)	200	192,020
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	403,117
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2017C 5.00%, 3/15/26	750	879,075
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(b)	120	115,666

		4,244,356

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.8%
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	$500	$564,785

Ohio – 3.4%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	235	234,998
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	485,544
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	175	192,316
City of Columbus OH Series 2014A 5.00%, 2/15/21	110	118,989
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	401,880
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	205	215,395
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(b)	100	104,154
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	145	139,200
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	100	96,000
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 1/15/38(a)(b)	185	183,526

22 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	$140	$134,400

		2,306,402

Pennsylvania – 9.1%
City of Philadelphia PA Series 2017 5.00%, 8/01/31	1,000	1,140,470
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26	2,000	2,286,700
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/33	1,500	1,721,910
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	505,283
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35(b)	100	106,192
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	100	107,693
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/36	200	220,054
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/37	150	159,042

		6,247,344

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	100	90,000

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.8%
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/36	$265	$289,833
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	250	275,475

		565,308

Tennessee – 0.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	215	237,880

Texas – 11.9%
Austin Convention Enterprises, Inc. Series 2017A 5.00%, 1/01/34	500	559,985
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	106,842
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	286,772
Series 2015 5.00%, 9/01/31	160	176,475
City of San Antonio TX Electric & Gas Systems Revenue Series 2016 5.00%, 2/01/20	1,155	1,216,827
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	667,470
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)(b)	100	104,146
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/32	500	555,345
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(b)	100	105,873

24 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	$250	$278,390
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44(b)	100	87,758
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	105,258
Texas Transportation Commission State Highway Fund Series 2014A 5.00%, 4/01/20	1,300	1,374,360
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	164,141
Travis County Health Facilities Development Corp. Series 2012A 7.125%, 1/01/46 (Pre-refunded/ETM)(b)	55	62,015
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20-8/01/22	795	858,135
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	360,513
University of Houston System Series 2017A 5.00%, 2/15/21	1,000	1,078,900

		8,149,205

Virginia – 4.4%
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	165	162,609
Virginia College Building Authority Series 2017E 5.00%, 2/01/28	2,400	2,890,752

		3,053,361

Washington – 2.5%
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	557,267

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2017R 5.00%, 8/01/22	$830	$924,786
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	100	108,578
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(b)	100	115,576

		1,706,207

West Virginia – 0.3%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	150	146,460
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 3.115%, 2/15/34(h)	100	93,673

		240,133

Wisconsin – 2.4%
State of Wisconsin Series 2009A 6.00%, 5/01/33 (Pre-refunded/ETM)	1,090	1,135,039
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	100	115,485
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	100	101,899
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/42(a)	130	141,093
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(a)(b)	165	161,376

		1,654,892

Total Long-Term Municipal Bonds (cost $63,954,447)		64,043,040

26 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 4.0%
Industrial – 2.3%
Basic – 0.2%
Glencore Funding LLC 3.00%, 10/27/22(a)	$100	$95,740

Capital Goods – 0.4%
John Deere Capital Corp. 1.95%, 6/22/20	300	293,850

Communications - Telecommunications – 0.2%
AT&T, Inc. 2.45%, 6/30/20	150	148,098

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.425%, 6/12/20	200	196,252
General Motors Financial Co., Inc. 3.10%, 1/15/19	150	150,295

		346,547

Consumer Non-Cyclical – 0.8%
Allergan Funding SCS 3.00%, 3/12/20	150	148,855
Amgen, Inc. 2.20%, 5/11/20	150	147,491
CVS Health Corp. 3.35%, 3/09/21	250	250,350

		546,696

Technology – 0.2%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)	105	103,521

		1,534,452

Financial Institutions – 1.5%
Banking – 1.1%
Bank of America Corp. Series G 2.369%, 7/21/21	305	299,153
Capital One Financial Corp. 2.40%, 10/30/20	165	161,329
Morgan Stanley 2.80%, 6/16/20	300	297,873

		758,355

Finance – 0.2%
AIG Global Funding 2.15%, 7/02/20(a)	150	146,792

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Insurance – 0.2%
Metropolitan Life Global Funding I 2.05%, 6/12/20(a)	$150	$146,848

Utility – 0.2%
Electric – 0.2%
Duke Energy Florida LLC 2.10%, 12/15/19	158	156,360

Total Corporates – Investment Grade (cost $2,789,586)		2,742,807

ASSET-BACKED SECURITIES – 0.8%
Autos - Fixed Rate – 0.7%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	100	98,852
CarMax Auto Owner Trust Series 2017-3, Class A2A 1.64%, 9/15/20	96	95,267
GM Financial Automobile Leasing Trust Series 2016-2, Class A3 1.62%, 9/20/19	67	66,481
Hertz Vehicle Financing II LP Series 2016-1A, Class A 2.32%, 3/25/20(a)	100	99,450
Mercedes-Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, 4/15/20	100	99,279

		459,329

Credit Cards - Fixed Rate – 0.1%
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	100	99,480

Total Asset-Backed Securities (cost $562,445)		558,809

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48	99	98,433

28 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.897% (LIBOR 1 Month + 1.00%), 11/15/33(a)(b)(i)	$250	$250,986
BX Trust Series 2017-IMC, Class A 2.947% (LIBOR 1 Month + 1.05%), 10/15/32(a)(i)	150	150,187

		401,173

Total Commercial Mortgage-Backed Securities (cost $501,524)		499,606

COLLATERALIZED LOAN OBLIGATIONS – 0.4%
CLO - Floating Rate – 0.4%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.488% (LIBOR 3 Month + 1.14%), 1/15/31(a)(b)(i) (cost $250,000)	250	250,878

CORPORATES – NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a) (cost $130,000)	130	125,139

Total Investments – 99.4% (cost $68,188,002)		68,220,279
Other assets less liabilities – 0.6%		415,048

Net Assets – 100.0%		$68,635,327

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.68%	USD	76	$(1,990)	$(3,107)	$1,117
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	163	(4,267)	(9,784)	5,517
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	175	(4,581)	(11,266)	6,685
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	174	(4,555)	(10,491)	5,936
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	350	(9,162)	(19,505)	10,343
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	92	(2,413)	(3,660)	1,247
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	65	(1,702)	(3,521)	1,819
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	65	(1,702)	(3,764)	2,062
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68	USD	25	(654)	(1,027)	373

						$(31,026)	$(66,125)	$35,099

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $3,389,192 or 4.9% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

30 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of April 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35	1/21/15	$100,000	$74,443	0.11%

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Illiquid security.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/23	7/31/14	$173,773	$3	0.00%

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2018 and the aggregate market value of these securities amounted to $709,460 or 1.03% of net assets.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2018.

As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.9% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 31

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018 (unaudited)

Assets
Investments in securities, at value (cost $68,188,002)	$68,220,279
Cash collateral due from broker	140
Interest receivable	877,602
Receivable for capital stock sold	38,172
Unrealized appreciation on credit default swaps	35,099
Affiliated dividends receivable	119

Total assets	69,171,411

Liabilities
Due to custodian	272,272
Payable for capital stock redeemed	113,566
Upfront premiums received on credit default swaps	66,125
Dividends payable	21,086
Directors’ fee payable	3,358
Transfer Agent fee payable	3,028
Distribution fee payable	1,901
Advisory fee payable	1,209
Accrued expenses	53,539

Total liabilities	536,084

Net Assets	$68,635,327

Composition of Net Assets
Capital stock, at par	$6,499
Additional paid-in capital	68,304,239
Undistributed net investment income	4,769
Accumulated net realized gain on investment transactions	252,444
Net unrealized appreciation on investments	67,376

$68,635,327

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,669,292	536,871	$10.56	*

C	$947,505	89,724	$10.56

Advisor	$62,018,530	5,872,681	$10.56

*	The maximum offering price per share for Class A shares was $10.89 which reflects a sales charge of 3.00%.

See notes to financial statements.

32 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2018 (unaudited)

Investment Income
Interest	$1,038,965
Dividends—Affiliated issuers	4,961	$1,043,926

Expenses
Advisory fee (see Note B)	161,514
Distribution fee—Class A	9,022
Distribution fee—Class C	4,853
Transfer agency—Class A	1,737
Transfer agency—Class C	244
Transfer agency—Advisor Class	15,447
Custodian	46,558
Administrative	32,698
Audit and tax	27,443
Registration fees	25,802
Legal	21,840
Directors’ fees	14,181
Printing	6,860
Miscellaneous	4,173

Total expenses	372,372
Less: expenses waived and reimbursed by the Adviser (see Note B)	(178,840)

Net expenses		193,532

Net investment income		850,394

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(89,462)
Swaps		441,907
Net change in unrealized appreciation/depreciation of:
Investments		(1,417,048)
Swaps		(394,785)

Net loss on investment transactions		(1,459,388)

Net Decrease in Net Assets from Operations		$(608,994)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$850,394	$1,245,617
Net realized gain on investment transactions	352,445	80,734
Net change in unrealized appreciation/depreciation of investments	(1,811,833)	5,094

Net increase (decrease) in net assets from operations	(608,994)	1,331,445
Dividends to Shareholders from
Net investment income
Class A	(78,299)	(167,984)
Class C	(6,932)	(17,586)
Advisor Class	(772,116)	(1,058,874)
Capital Stock Transactions
Net increase	1,198,686	26,741,682

Total increase (decrease)	(267,655)	26,828,683
Net Assets
Beginning of period	68,902,982	42,074,299

End of period (including undistributed net investment income of $4,769 and $11,722, respectively)	$68,635,327	$68,902,982

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

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NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$61,652,371		$2,390,669		$64,043,040
Corporates – Investment Grade		– 0	–	2,742,807		– 0	–	2,742,807
Asset-Backed Securities		– 0	–	558,809		– 0	–	558,809
Commercial Mortgage-Backed Securities		– 0	–	248,620		250,986		499,606
Collateralized Loan Obligations		– 0	–	– 0	–	250,878		250,878
Corporates – Non-Investment Grade		– 0	–	125,139		– 0	–	125,139

Total Investments in Securities		– 0	–	65,327,746		2,892,533		68,220,279
Other Financial Instruments(a):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(31,026)		– 0	–	(31,026)

Total(b)	$	– 0	–	$65,296,720		$2,892,533		$68,189,253

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Commercial Mortgage- Backed Securities			Collateralized Loan Obligations
Balance as of 10/31/17	$2,546,184		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	1,425			– 0	–		– 0	–
Realized gain (loss)	4,655			– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(48,343)			986			878
Purchases	726,718			250,000			250,000
Sales	(839,970)			– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 4/30/18	$2,390,669			$250,986			$250,878

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(a)	$(40,880)			$986			$878

	Total
Balance as of 10/31/17	$2,546,184
Accrued discounts/(premiums)	1,425
Realized gain (loss)	4,655
Change in unrealized appreciation/depreciation	(46,479)
Purchases	1,226,718
Sales	(839,970)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 4/30/18	$2,892,533

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(a)	$(39,016)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2018, all Level 3 securities were priced i) by third party vendors or (ii) by brokers.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement

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NOTES TO FINANCIAL STATEMENTS (continued)

these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a management fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. Prior to January 1, 2017, the Fund paid the Adviser a management fee at an annual rate of .50% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Effective January 1, 2017, the Expense Cap was reduced from .80% to .75%, 1.55% to 1.50% and .55% to .50% of the daily average net assets for the Class A, Class C and the Advisor Class shares, respectively. For the six months ended April 30, 2018, such reimbursements/waivers amounted to $145,167. The Expense Caps may not be terminated before January 31, 2019.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $32,698.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,921 for the six months ended April 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $203 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, for the six months ended April 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2018, such waiver amounted to $975.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)			Dividend Income (000)
Government Money Market Portfolio	$837	$27,965	$28,802	$	– 0	–	$5

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,580 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$19,247,180	$6,096,340
U.S. government securities	2,181,154	11,655,192

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$996,440
Gross unrealized depreciation	(929,064)

Net unrealized appreciation	$67,376

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations,

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NOTES TO FINANCIAL STATEMENTS (continued)

upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2018, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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NOTES TO FINANCIAL STATEMENTS (continued)

the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swaps	$35,099

Total		$35,099

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$432,070	$(430,923)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,837	36,138

Total		$441,907	$(394,785)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2018:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$17,310,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$1,010,571

(a)	Positions were open for five months during the period.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Credit Suisse International	$6,257	$	– 0	–	$	– 0	–	$	– 0	–	$6,257
Deutsche Bank AG	18,298		– 0	–		– 0	–		– 0	–	18,298
Goldman Sachs International	5,817		– 0	–		– 0	–		– 0	–	5,817
Morgan Stanley Capital Services LLC	654		– 0	–		– 0	–		– 0	–	654

Total	$31,026	$	– 0	–	$	– 0	–	$	– 0	–	$31,026	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class A
Shares sold	29,235	573,430	$315,398	$6,009,085

Shares issued in reinvestment of dividends	2,063	4,866	21,975	51,860

Shares redeemed	(243,439)	(416,871)	(2,585,366)	(4,428,970)

Net increase (decrease)	(212,141)	161,425	$(2,247,993)	$1,631,975

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Class C
Shares sold	8,056	4,987	$85,881	$53,215

Shares issued in reinvestment of dividends	481	1,249	5,122	13,263

Shares redeemed	(16,889)	(94,163)	(181,218)	(998,573)

Net decrease	(8,352)	(87,927)	$(90,215)	$(932,095)

Advisor Class
Shares sold	1,644,413	4,007,921	$17,651,507	$42,642,565

Shares issued in reinvestment of dividends	36,224	42,423	385,809	452,915

Shares redeemed	(1,359,417)	(1,596,583)	(14,500,422)	(17,053,678)

Net increase	321,220	2,453,761	$3,536,894	$26,041,802

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including

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NOTES TO FINANCIAL STATEMENTS (continued)

economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If there are additional defaults and the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$153,454	$67,221

Total taxable distributions	153,454	67,221
Tax exempt distributions	1,090,990	772,547

Total distributions paid	$1,244,444	$839,768

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$30,269
Accumulated capital and other losses	(99,865	)(a)
Unrealized appreciation/(depreciation)	1,880,248	(b)

Total accumulated earnings/(deficit)	$1,810,652	(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $99,865. During the fiscal year, the Fund utilized $85,281 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	Other differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their

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NOTES TO FINANCIAL STATEMENTS (continued)

character as either short-term or long-term capital losses. As of October 31, 2017, the Fund had a net short-term capital loss carryforward of $99,865, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2017	2016	2015

Net asset value, beginning of period	$ 10.77	$ 10.87	$ 10.59	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11	.21	.22	.18	.14
Net realized and unrealized gain (loss) on investment transactions	(.20)	(.10	)††	.28	.09	.50

Net increase (decrease) in net asset value from operations	(.09)	.11	.50	.27	.64

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.21)	(.22)	(.18)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.12)	(.21)	(.22)	(.19)	(.13)

Net asset value, end of period	$ 10.56	$ 10.77	$ 10.87	$ 10.59	$ 10.51

Total Return
Total investment return based on net asset value(d)	(.88)%	1.09%	4.69%	2.64%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,669	$8,065	$6,385	$4,783	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75	%^	.75%	.80%	.81%	.85	%^
Expenses, before waivers/reimbursements(e)	1.25	%^	1.40%	1.72%	2.19%	3.59	%^
Net investment income(c)	2.15	%^	2.01%	1.98%	1.75%	1.57	%^
Portfolio turnover rate	25%	34%	36%	35%	42%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2017	2016	2015

Net asset value, beginning of period	$ 10.77	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.13	.13	.10	.07
Net realized and unrealized gain (loss) on investment transactions	(.20)	(.10	)††	.28	.09	.52

Net increase (decrease) in net asset value from operations	(.13)	.03	.41	.19	.59

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.13)	(.13)	(.11)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.08)	(.13)	(.13)	(.12)	(.07)

Net asset value, end of period	$ 10.56	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	(1.25)%	.33%	3.91%	1.78%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$948	$1,056	$2,022	$1,518	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50	%^	1.50%	1.55%	1.55%	1.55	%^
Expenses, before waivers/reimbursements(e)	2.00	%^	2.18%	2.47%	2.85%	4.33	%^
Net investment income(c)	1.41	%^	1.25%	1.23%	.99%	.82	%^
Portfolio turnover rate	25%	34%	36%	35%	42%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2017	2016	2015

Net asset value, beginning of period	$ 10.77	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.24	.24	.21	.16
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.10	)††	.28	.08	.52

Net increase (decrease) in net asset value from operations	(.08)	.14	.52	.29	.68

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.24)	(.24)	(.21)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.13)	(.24)	(.24)	(.22)	(.16)

Net asset value, end of period	$ 10.56	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	(.76)%	1.34%	4.96%	2.81%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,018	$59,782	$33,667	$26,333	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50	%^	.50%	.55%	.55%	.55	%^
Expenses, before waivers/reimbursements(e)	1.00	%^	1.15%	1.47%	1.92%	3.82	%^
Net investment income(c)	2.41	%^	2.26%	2.24%	1.99%	1.76	%^
Portfolio turnover rate	25%	34%	36%	35%	42%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to 0.01% for the Fund.

††	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Shawn E. Keegan(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Hults, Keegan, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

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The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since January 1, 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based

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on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since January 1, 2017, when the advisory fee was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFI-0152-0418

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 26, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 26, 2018